UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	August 31

Date of reporting period:	February 28, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia International Stock Fund

Semiannual Report for the Period Ended February 28, 2011

Not FDIC insured • No bank guarantee • May lose value

Performance Information	1

Understanding Your Expenses	2

Investment Portfolio	3

Statement of Assets and Liabilities	9

Statement of Operations	11

Statement of Changes in Net Assets	12

Financial Highlights	14

Notes to Financial Statements	19

Shareholder Meeting Results	28

Important Information About This Report	29

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

>  A singular focus on our shareholders

Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

>  First-class research and thought leadership

We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

>  A disciplined investment approach

We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Performance Information – Columbia International Stock Fund

Average annual total return as of 02/28/11 (%)

Share Class	A		B		C		Y	Z
Inception	11/01/02		11/01/02		10/13/03		07/15/09	10/01/92
Sales charge	without	with	without	with	without	with	without	without
6-month (cumulative)	23.86	16.74	23.42	18.42	23.38	22.38	24.15	24.16
1- year	18.74	11.91	17.78	12.78	17.77	16.77	19.08	18.98
5-year	0.27	–0.91	–0.48	–0.77	–0.48	–0.48	0.58	0.54
10-year	2.83	2.22	2.16	2.16	2.21	2.21	3.15	3.13

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares in the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Y and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Y and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A and Class B shares performance information includes returns of the fund's Class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for Class C shares include the returns of Class B shares prior to 10/13/03, the date on which Class C shares was initially offered by the fund. The returns shown for Class C shares also include the performance of Class Z shares prior to the inception of Class B shares (11/01/02). Class Z shares returns have not been restated to reflect any differences in expenses, such as distribution and service (Rule 12b-1) fees between Class Z shares and the newer class shares. If differences in expenses had been reflected, the returns for the periods prior to the inception of Class A, Class B, and Class C shares would have been lower. Class A and Class B shares were initially offered on November 1, 2002, Class C shares were initially offered on October 13, 2003, Class Y shares were initially offered on July 15, 2009 and Class Z shares were initially offered on October 1, 1992.

1The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of May 27, 2010 the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

2The Morgan Stanley Capital International (MSCI) All Country (AC) World ex U.S. Index (Net) tracks global stock market performance that includes developed and emerging markets but excludes the U.S.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 02/28/11

+23.86%

Class A shares (without sales charge)

+23.77%

MSCI EAFE Index (Net)[1]

+22.16%

MSCI All Country World ex U.S. Index (Net)[2]

Net asset value per share

as of 02/28/11 ($)
Class A	12.47
Class B	12.01
Class C	12.08
Class Y	12.59
Class Z	12.61

Distributions declared per share

09/01/10 – 02/28/11 ($)
Class A	0.16
Class B	0.10
Class C	0.10
Class Y	0.22
Class Z	0.20

1

Understanding Your Expenses – Columbia International Stock Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/10 – 02/28/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,238.60	1,017.85	7.77	7.00	1.40
Class B	1,000.00	1,000.00	1,234.20	1,014.13	11.91	10.74	2.15
Class C	1,000.00	1,000.00	1,233.80	1,014.13	11.91	10.74	2.15
Class Y	1,000.00	1,000.00	1,241.50	1,019.64	5.78	5.21	1.04
Class Z	1,000.00	1,000.00	1,241.60	1,019.09	6.39	5.76	1.15

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses for all share classes except for Class Y, account value at the end of the period would have been reduced for these share classes.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

2

Investment Portfolio – Columbia International Stock Fund

February 28, 2011 (Unaudited)

Common Stocks – 96.6%
	Shares	Value ($)
Consumer Discretionary – 10.3%
Auto Components – 0.9%
Exedy Corp.	34,800	1,153,397
NHK Spring Co., Ltd.	220,000	2,585,325
Auto Components Total		3,738,722
Automobiles – 1.3%
Nissan Motor Co., Ltd.	514,900	5,290,648
Automobiles Total		5,290,648
Hotels, Restaurants & Leisure – 0.4%
OPAP SA	86,035	1,796,294
Hotels, Restaurants & Leisure Total		1,796,294
Household Durables – 3.2%
Arnest One Corp.	246,800	3,121,036
Forbo Holding AG, Registered Shares	4,133	2,753,554
Foster Electric Co., Ltd.	133,900	3,618,154
SEB SA	35,181	3,460,017
Household Durables Total		12,952,761
Internet & Catalog Retail – 0.5%
DeNA Co., Ltd.	48,129	1,867,969
Internet & Catalog Retail Total		1,867,969
Specialty Retail – 1.8%
EDION Corp.	191,300	1,984,412
Game Group PLC	1,908,175	1,892,234
USS Co., Ltd.	44,190	3,585,854
Specialty Retail Total		7,462,500
Textiles, Apparel & Luxury Goods – 2.2%
Adidas AG	59,888	3,842,873
LG Fashion Corp.	102,800	2,568,193
Youngone Corp.	231,910	2,476,448
Textiles, Apparel & Luxury Goods Total		8,887,514
Consumer Discretionary Total		41,996,408
Consumer Staples – 7.7%
Beverages – 1.5%
Carlsberg A/S, Class B	40,867	4,349,162
Cott Corp. (a)	211,499	1,768,132
Beverages Total		6,117,294
Food & Staples Retailing – 2.5%
George Weston Ltd.	35,100	2,459,944
Koninklijke Ahold NV	288,063	3,867,002
Seven & I Holdings Co., Ltd.	146,400	4,086,493
Food & Staples Retailing Total		10,413,439
Food Products – 3.4%
Balrampur Chini Mills Ltd. (a)	935,623	1,373,923
China Milk Products Group Ltd. (a)(b)	7,540,000	415,002

	Shares	Value ($)
Marine Harvest ASA	3,517,492	4,129,765
Nestle SA, Registered Shares	72,687	4,115,097
Parmalat SpA	1,225,464	3,754,195
Food Products Total		13,787,982
Household Products – 0.3%
Mcbride PLC	506,405	1,185,461
Household Products Total		1,185,461
Consumer Staples Total		31,504,176
Energy – 9.5%
Energy Equipment & Services – 2.8%
Core Laboratories NV	22,032	2,277,007
Noble Corp. (c)	87,673	3,919,860
Shinko Plantech Co., Ltd.	308,400	3,311,431
Tecnicas Reunidas SA	32,247	1,854,061
Energy Equipment & Services Total		11,362,359
Oil, Gas & Consumable Fuels – 6.7%
AWE Ltd. (a)	1,783,405	3,015,639
BP PLC	421,387	3,388,830
Japan Petroleum Exploration Co.	69,100	3,400,392
Rosneft Oil Co., GDR	364,332	3,439,294
Royal Dutch Shell PLC, Class B	189,402	6,769,207
Total SA	76,166	4,667,725
Yanzhou Coal Mining Co., Ltd., Class H	842,000	2,529,554
Oil, Gas & Consumable Fuels Total		27,210,641
Energy Total		38,573,000
Financials – 21.9%
Capital Markets – 2.7%
Credit Suisse Group AG, Registered Shares	80,994	3,746,768
ICAP PLC	320,662	2,713,282
Intermediate Capital Group PLC	601,580	3,143,157
Tokai Tokyo Financial Holdings, Inc.	334,000	1,238,793
Capital Markets Total		10,842,000
Commercial Banks – 9.6%
Australia & New Zealand Banking Group Ltd.	245,441	6,066,155
Banco Bilbao Vizcaya Argentaria SA	322,678	3,983,470
Banco Santander SA	545,998	6,732,075
Bank of China Ltd., Class H	4,030,000	2,126,497
BNP Paribas	66,844	5,219,017
HSBC Holdings PLC	391,280	4,312,649
Indian Bank	255,555	1,161,614
Sumitomo Mitsui Financial Group, Inc.	168,000	6,357,405
Svenska Handelsbanken AB, Class A	100,501	3,392,559
Commercial Banks Total		39,351,441

See Accompanying Notes to Financial Statements.

3

Columbia International Stock Fund

February 28, 2011 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Diversified Financial Services – 1.1%
ING Groep NV (a)	350,856	4,399,595
Diversified Financial Services Total		4,399,595
Insurance – 5.3%
Allianz SE, Registered Shares	22,217	3,200,731
Axis Capital Holdings Ltd.	83,940	3,048,701
Hartford Financial Services Group, Inc.	75,873	2,245,841
Legal & General Group PLC	1,523,305	2,941,914
Sampo Oyj, Class A	152,907	4,732,820
Zurich Financial Services AG, Registered Shares	18,976	5,508,371
Insurance Total		21,678,378
Real Estate Investment Trusts (REITs) – 0.8%
Japan Retail Fund Investment Corp.	1,953	3,361,481
Real Estate Investment Trusts (REITs) Total		3,361,481
Real Estate Management & Development – 2.4%
Hongkong Land Holdings Ltd.	509,000	3,500,624
Huaku Development Co., Ltd.	1,362,466	4,060,465
Swire Pacific Ltd., Class A	150,300	2,109,284
Real Estate Management & Development Total		9,670,373
Financials Total		89,303,268
Health Care – 7.5%
Biotechnology – 0.6%
Amgen, Inc. (a)	46,871	2,405,888
Biotechnology Total		2,405,888
Health Care Providers & Services – 1.0%
Miraca Holdings, Inc.	104,700	4,050,728
Health Care Providers & Services Total		4,050,728
Pharmaceuticals – 5.9%
AstraZeneca PLC, ADR	114,824	5,645,896
GlaxoSmithKline PLC	174,199	3,344,431
Novartis AG, Registered Shares	42,084	2,359,893
Roche Holding AG, Genusschein Shares	39,050	5,888,392
Sanofi-Aventis SA	66,375	4,579,709
Santen Pharmaceutical Co., Ltd.	60,600	2,370,530
Pharmaceuticals Total		24,188,851
Health Care Total		30,645,467
Industrials – 11.5%
Aerospace & Defense – 1.6%
BAE Systems PLC	719,631	3,847,693
MTU Aero Engines Holding AG	41,454	2,763,833
Aerospace & Defense Total		6,611,526

	Shares	Value ($)
Airlines – 0.3%
Turk Hava Yollari A.O. (a)	468,235	1,312,083
Airlines Total		1,312,083
Commercial Services & Supplies – 0.6%
Aeon Delight Co., Ltd.	139,000	2,565,893
Commercial Services & Supplies Total		2,565,893
Construction & Engineering – 1.2%
CTCI Corp.	2,423,000	2,701,185
Maire Tecnimont SpA	479,767	1,966,302
Construction & Engineering Total		4,667,487
Electrical Equipment – 2.3%
Mitsubishi Electric Corp.	383,000	4,550,983
Schneider Electric SA	28,165	4,660,068
Electrical Equipment Total		9,211,051
Industrial Conglomerates – 1.6%
DCC PLC	100,457	3,223,046
Tyco International Ltd.	70,951	3,216,918
Industrial Conglomerates Total		6,439,964
Machinery – 0.8%
Scania AB, Class B	145,338	3,240,136
Machinery Total		3,240,136
Professional Services – 0.7%
Atkins WS PLC	267,964	3,036,239
Professional Services Total		3,036,239
Trading Companies & Distributors – 2.4%
ITOCHU Corp.	295,700	3,075,006
Kloeckner & Co., SE (a)	98,297	3,194,438
Mitsui & Co., Ltd.	186,000	3,400,071
Trading Companies & Distributors Total		9,669,515
Industrials Total		46,753,894
Information Technology – 6.2%
Electronic Equipment, Instruments & Components – 3.0%
FUJIFILM Holdings Corp.	92,200	3,246,182
Halma PLC	477,829	2,613,872
Hitachi Ltd.	399,000	2,428,480
Murata Manufacturing Co., Ltd.	54,700	4,077,815
Electronic Equipment, Instruments & Components Total		12,366,349
Semiconductors & Semiconductor Equipment – 2.0%
Advanced Micro Devices, Inc. (a)	196,522	1,809,968
Hanwha SolarOne Co., Ltd., ADR (a)	199,121	1,702,484
Macronix International	3,188,000	2,330,108
Samsung Electronics Co., Ltd.	2,732	2,240,649
Semiconductors & Semiconductor Equipment Total		8,083,209

See Accompanying Notes to Financial Statements.

4

Columbia International Stock Fund

February 28, 2011 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Software – 1.2%
Autonomy Corp. PLC (a)	76,234	2,036,165
Nintendo Co., Ltd.	9,300	2,734,992
Software Total		4,771,157
Information Technology Total		25,220,715
Materials – 10.5%
Chemicals – 3.6%
BASF SE	95,208	7,917,095
Clariant AG, Registered Shares (a)	231,575	3,818,458
Hitachi Chemical Co., Ltd.	132,000	3,068,187
Chemicals Total		14,803,740
Metals & Mining – 5.8%
Aurubis AG	57,548	3,062,973
BHP Billiton PLC	201,191	7,959,149
Centerra Gold, Inc.	119,730	2,302,050
Eastern Platinum Ltd. (a)	1,233,500	1,955,216
First Quantum Minerals Ltd.	25,175	3,277,893
Freeport-McMoRan Copper & Gold, Inc.	57,720	3,056,274
OneSteel Ltd.	667,248	1,850,284
Metals & Mining Total		23,463,839
Paper & Forest Products – 1.1%
Svenska Cellulosa AB, Class B	267,359	4,419,680
Paper & Forest Products Total		4,419,680
Materials Total		42,687,259
Telecommunication Services – 6.8%
Diversified Telecommunication Services – 2.7%
Bezeq Israeli Telecommunication Corp., Ltd.	888,151	2,413,820
Tele2 AB, Class B	184,324	4,205,320
Telefonica SA	73,704	1,871,424
Telenor ASA	141,164	2,340,466
Diversified Telecommunication Services Total		10,831,030
Wireless Telecommunication Services – 4.1%
Advanced Info Service PCL, Foreign Registered Shares	636,600	1,655,264
Freenet AG	320,115	3,692,969
NTT DoCoMo, Inc.	1,081	2,030,740
Softbank Corp.	128,500	5,283,159
Vivo Participacoes SA, ADR	63,285	2,329,521
Vodafone Group PLC	608,715	1,724,797
Wireless Telecommunication Services Total		16,716,450
Telecommunication Services Total		27,547,480

	Shares	Value ($)
Utilities – 4.7%
Electric Utilities – 1.8%
Enel SpA	422,550	2,517,816
Fortum Oyj	157,436	4,877,348
Electric Utilities Total		7,395,164
Gas Utilities – 0.4%
PT Perusahaan Gas Negara Tbk	4,403,500	1,780,909
Gas Utilities Total		1,780,909
Independent Power Producers & Energy Traders – 0.9%
International Power PLC	701,400	3,811,789
Independent Power Producers & Energy Traders Total		3,811,789
Multi-Utilities – 1.6%
AGL Energy Ltd.	212,265	3,149,024
RWE AG	46,433	3,133,919
Multi-Utilities Total		6,282,943
Utilities Total		19,270,805
Total Common Stocks (cost of $315,028,640)		393,502,472
Investment Company – 1.7%
iShares MSCI EAFE Index Fund	109,612	6,746,619
Total Investment Company (cost of $6,723,984)		6,746,619
Preferred Stock – 1.0%
Consumer Staples – 1.0%
Household Products – 1.0%
Henkel AG & Co., KGaA.	71,234	4,291,750
Household Products Total		4,291,750
Consumer Staples Total		4,291,750
Total Preferred Stock (cost of $3,515,841)		4,291,750

See Accompanying Notes to Financial Statements.

5

Columbia International Stock Fund

February 28, 2011 (Unaudited)

Short-Term Obligation – 0.3%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/28/11, due 03/01/11 at 0.080%, collateralized by a U.S. Treasury obligation maturing 05/15/20, market value $1,149,400 (repurchase proceeds $1,122,002)	1,122,000	1,122,000
Total Short-Term Obligation (cost of $1,122,000)		1,122,000
Total Investments – 99.6% (cost of $326,390,465) (d)		405,662,841
Other Assets & Liabilities, Net – 0.4%		1,675,239
Net Assets – 100.0%		407,338,080

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 28, 2011, the value of this security amounted to $415,002, which represents 0.1% of net assets.

(c)  All or a portion of this security is pledged as collateral for open written options contracts.

(d)  Cost for federal income tax purposes is $326,390,465.

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

• Level 1—Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

• Level 2—Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3—Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements – Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of February 28, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$—	$41,996,408	$—	$41,996,408
Consumer Staples	4,228,076	26,861,098	415,002	31,504,176
Energy	9,636,161	28,936,839	—	38,573,000
Financials	5,294,542	84,008,726	—	89,303,268
Health Care	8,051,784	22,593,683	—	30,645,467
Industrials	3,216,918	43,536,976	—	46,753,894
Information Technology	3,512,452	21,708,263	—	25,220,715
Materials	10,591,433	32,095,826	—	42,687,259
Telecommunication Services	2,329,521	25,217,959	—	27,547,480
Utilities	—	19,270,805	—	19,270,805
Total Common Stocks	46,860,887	346,226,583	415,002	393,502,472
Total Investment Company	6,746,619	—	—	6,746,619
Total Preferred Stock	—	4,291,750	—	4,291,750
Total Short-Term Obligation	—	1,122,000	—	1,122,000
Total Investments	53,607,506	351,640,333	415,002	405,662,841

See Accompanying Notes to Financial Statements.

6

Columbia International Stock Fund

February 28, 2011 (Unaudited)

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Value of Written Call Option Contracts	$(50,808)	$—	$—	$(50,808)
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	—	1,036,550	—	1,036,550
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	—	(452,519)	—	(452,519)
Total	$53,556,698	$352,224,364	$415,002	$406,196,064

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through its correlation to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the premium or discount at purchase.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, the movement in observed market prices for other securities from the issuer, the movement in certain foreign or domestic market indices, models utilized by the third party statistical pricing service, and the position of the security within the respective company's capital structure.

The following table reconciles asset balances for the six months ending February 28, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of August 31, 2010	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of February 28, 2011
Common Stocks Consumer Staples	$389,377	$—	$25,625	$—	$—	$—	$—	$415,002

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized appreciation attributable to securities owned at February 28, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $25,625. This amount is included in net change in unrealized appreciation (depreciation) on the Statement of Changes in Net Assets.

At February 28, 2011, the Fund held the following written call option contracts:

Risk Exposure/Type

Equity Risk
Written Call Options

Name of Issuer	Strike Price	Number of Contracts	Expiration Date	Premium	Value
Noble Corp.	$45.0	438	03/19/11	$27,155	$(50,808)

For the six months ended February 28, 2011, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at August 31, 2010	6,072	$31,015
Options written	12,742	514,113
Options terminated in closing purchase transactions	(3,529)	(261,146)
Options exercised	(7,717)	(60,322)
Options expired	(7,130)	(196,505)
Options outstanding at February 28, 2011	438	$27,155

See Accompanying Notes to Financial Statements.

7

Columbia International Stock Fund

February 28, 2011 (Unaudited)

Forward foreign currency exchange contracts outstanding on February 28, 2011 are:

Foreign Exchange Rate Risk

Counterparty	Forward Foreign Currency Exchange Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation
JPMorgan Chase Bank N.A.	AUD	$20,966,821	$20,733,193	04/28/11	$233,628
JPMorgan Chase Bank N.A.	EUR	14,504,261	14,324,675	04/28/11	179,586
JPMorgan Chase Bank N.A.	GBP	22,900,119	22,727,280	04/28/11	172,839
JPMorgan Chase Bank N.A.	SGD	7,048,999	7,031,557	04/28/11	17,442
					$603,495
Counterparty	Forward Foreign Currency Exchange Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank N.A.	CAD	$12,236,196	$12,009,888	04/28/11	$(226,308)
JPMorgan Chase Bank N.A.	DKK	2,486,188	2,456,766	04/28/11	(29,422)
JPMorgan Chase Bank N.A.	JPY	1,594,167	1,594,917	04/28/11	750
JPMorgan Chase Bank N.A.	KRW	6,901,563	7,032,871	04/28/11	131,308
JPMorgan Chase Bank N.A.	NOK	2,964,010	2,885,842	04/28/11	(78,168)
JPMorgan Chase Bank N.A.	SEK	4,204,547	4,106,286	04/28/11	(98,261)
JPMorgan Chase Bank N.A.	THB	2,088,502	2,068,142	04/28/11	(20,360)
JPMorgan Chase Bank N.A.	TWD	8,807,391	9,108,388	04/28/11	300,997
					$(19,464)

The Fund was invested in the following countries at
February 28, 2011.

Summary of Securities By Country	Value	% of Total Investments
Japan	$87,845,556	21.7
United Kingdom	60,366,766	14.9
Germany	35,100,581	8.6
Switzerland	28,190,532	6.9
United States*	27,572,069	6.8
France	22,586,535	5.6
Sweden	15,257,696	3.8
Spain	14,441,030	3.6
Australia	14,081,102	3.5
Canada	11,763,235	2.9
Netherlands	10,543,604	2.6
Finland	9,610,167	2.4
Taiwan	9,091,758	2.2
Italy	8,238,313	2.0
Korea, Republic of	7,285,289	1.8
China	6,773,537	1.7
Norway	6,470,231	1.6
Hong Kong	5,609,909	1.4
Denmark	4,349,163	1.1
Russia	3,439,294	0.8
Ireland	3,223,046	0.8
India	2,535,537	0.6
Israel	2,413,820	0.6
Brazil	2,329,521	0.6
Greece	1,796,294	0.4
Indonesia	1,780,909	0.4
Thailand	1,655,264	0.4
Turkey	1,312,083	0.3
	$405,662,841	100.0

*  Includes short-term obligation and investment company.

  Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt
AUD	Australian Dollar
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
GDR	Global Depositary Receipt
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TWD	New Taiwan Dollar

See Accompanying Notes to Financial Statements.

8

Statement of Assets and Liabilities – Columbia International Stock Fund

February 28, 2011 (Unaudited)

		($)
Assets	Investments, at identified cost	326,390,465
	Investments, at value	405,662,841
	Cash	12,705
	Foreign currency (cost of $1,248,960)	1,250,976
	Unrealized appreciation on forward foreign currency exchange contracts	1,036,550
	Receivable for:
	Fund shares sold	12,111
	Dividends	793,385
	Interest	2
	Foreign tax reclaims	334,689
	Expense reimbursement due from Investment Manager	24,567
	Trustees' deferred compensation plan	120,335
	Prepaid expenses	1,629
	Total Assets	409,249,790
Liabilities	Written options, at value (premium of $27,155)	50,808
	Unrealized depreciation on forward foreign currency exchange contracts	452,519
	Payable for:
	Fund shares repurchased	614,053
	Investment advisory fee	274,080
	Pricing and bookkeeping fees	16,139
	Transfer agent fee	60,056
	Trustees' fees	3,085
	Custody fee	33,529
	Distribution and service fees	38,472
	Chief compliance officer expenses	168
	Reports to shareholders	57,973
	Interest payable	404
	Trustees' deferred compensation plan	120,335
	Other liabilities	190,089
	Total Liabilities	1,911,710
	Net Assets	407,338,080
Net Assets Consist of	Paid-in capital	556,998,628
	Overdistributed net investment income	(6,640,381)
	Accumulated net realized loss	(222,876,363)
	Net unrealized appreciation (depreciation) on:
	Investments	79,272,376
	Foreign currency translations	607,473
	Written options	(23,653)
	Net Assets	407,338,080

See Accompanying Notes to Financial Statements.

9

Statement of Assets and Liabilities (continued) – Columbia International Stock Fund

February 28, 2011 (Unaudited)

Class A	Net assets	$140,175,915
	Shares outstanding	11,239,152
	Net asset value per share	$12.47	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($12.47/0.9425)	$13.23	(b)
Class B	Net assets	$3,776,027
	Shares outstanding	314,315
	Net asset value and offering price per share	$12.01	(a)
Class C	Net assets	$11,132,605
	Shares outstanding	921,271
	Net asset value and offering price per share	$12.08	(a)
Class Y	Net assets	$17,578,195
	Shares outstanding	1,396,085
	Net asset value and offering price per share	$12.59
Class Z	Net assets	$234,675,338
	Shares outstanding	18,617,638
	Net asset value and offering price per share	$12.61

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

10

Statement of Operations – Columbia International Stock Fund

For the Six Months Ended February 28, 2011 (Unaudited)

		($)
Investment Income	Dividends	5,213,191
	Interest	430
	Foreign taxes withheld	(237,260)
	Total Investment Income	4,976,361
Expenses	Investment advisory fee	1,805,918
	Distribution fee:
	Class B	14,839
	Class C	40,816
	Service fee:
	Class A	169,651
	Class B	4,946
	Class C	13,605
	Transfer agent fee: Class A, Class B, Class C, Class Z	247,392
	Transfer agent fees: Class Y	24
	Pricing and bookkeeping fees	62,744
	Trustees' fees	18,174
	Custody fee	101,038
	Chief compliance officer expenses	581
	Other expenses	174,205
	Expenses before interest expense	2,653,933
	Interest expense	2,727
	Total Expenses	2,656,660
	Fees waived or expenses reimbursed by Investment Manager	(30,148)
	Expense reductions	— *
	Net Expenses	2,626,512
	Net Investment Income	2,349,849
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Written Options
	Net realized gain on:
	Investments	3,793,022
	Foreign currency transactions and forward foreign currency exchange contracts	1,500,155
	Written options	136,512
	Net realized gain	5,429,689
	Net change in unrealized appreciation (depreciation) on:
	Investments	81,842,494
	Foreign currency translations and forward foreign currency exchange contracts	264,994
	Written options	64,327
	Net change in unrealized appreciation (depreciation)	82,171,815
	Net Gain	87,601,504
	Net Increase Resulting from Operations	89,951,353

*  Rounds to less than $1.

See Accompanying Notes to Financial Statements.

11

Statement of Changes in Net Assets – Columbia International Stock Fund

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended February 28, 2011 ($)	Year Ended August 31, 2010 ($)
Operations	Net investment income	2,349,849	8,158,043
	Net realized gain on investments, futures contracts, written options, foreign currency transactions and forward foreign currency exchange contracts	5,429,689	10,870,143
	Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and written options	82,171,815	(41,268,800)
	Net increase (decrease) resulting from operations	89,951,353	(22,240,614)
Distributions to Shareholders	From net investment income:
	Class A	(1,894,747)	(4,501,763)
	Class B	(34,778)	(131,339)
	Class C	(98,432)	(269,778)
	Class Y	(307,770)	(1,059,827)
	Class Z	(4,079,749)	(11,584,228)
	Total distributions to shareholders	(6,415,476)	(17,546,935)
	Net Capital Stock Transactions	(82,112,603)	(124,829,289)
	Redemption fees	—	6,287
	Increase from regulatory settlements	188,339	322,140
	Total increase (decrease) in net assets	1,611,613	(164,288,411)
Net Assets	Beginning of period	405,726,467	570,014,878
	End of period	407,338,080	405,726,467
	Overdistributed net investment income at end of period	(6,640,381)	(2,574,754)

See Accompanying Notes to Financial Statements.

12

Statement of Changes in Net Assets (continued) – Columbia International Stock Fund

	Capital Stock Activity
	(Unaudited) Six Months Ended February 28, 2011		Year Ended August 31, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	159,644	1,888,969	347,905	3,851,300
Distributions reinvested	134,034	1,562,856	363,963	4,014,516
Redemptions	(1,055,909)	(12,479,938)	(2,228,143)	(24,386,379)
Net decrease	(762,231)	(9,028,113)	(1,516,275)	(16,520,563)
Class B
Subscriptions	9,941	113,106	30,573	331,497
Distributions reinvested	2,269	25,509	10,460	111,606
Redemptions	(86,635)	(988,566)	(248,327)	(2,639,874)
Net decrease	(74,425)	(849,951)	(207,294)	(2,196,771)
Class C
Subscriptions	18,799	210,447	44,958	491,010
Distributions reinvested	6,641	75,117	19,792	212,370
Redemptions	(85,404)	(992,054)	(253,394)	(2,732,776)
Net decrease	(59,964)	(706,490)	(188,644)	(2,029,396)
Class Y
Subscriptions	—	—	328,119	3,677,237
Distributions reinvested	19	226	36	397
Redemptions	(98,671)	(1,150,000)	(1,561,104)	(17,682,667)
Net decrease	(98,652)	(1,149,774)	(1,232,949)	(14,005,033)
Class Z
Subscriptions	261,989	3,105,326	2,591,068	28,737,156
Distributions reinvested	108,633	1,278,613	258,384	2,880,935
Redemptions	(6,360,004)	(74,762,214)	(10,951,066)	(121,695,617)
Net decrease	(5,989,382)	(70,378,275)	(8,101,614)	(90,077,526)

See Accompanying Notes to Financial Statements.

13

Financial Highlights – Columbia International Stock Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class A Shares	2011		2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$10.21		$11.15		$14.02		$19.93		$18.89		$15.76
Income from Investment Operations:
Net investment income (a)	0.06		0.16		0.22		0.37	(b)	0.26		0.26
Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency, foreign capital gains tax and written options	2.36		(0.76)		(2.81)		(3.43)		3.04		3.17
Total from investment operations	2.42		(0.60)		(2.59)		(3.06)		3.30		3.43
Less Distributions to Shareholders:
From net investment income	(0.16)		(0.34)		—		(0.64)		(0.29)		(0.13)
From net realized gains	—		—		(0.42)		(2.21)		(1.97)		(0.17)
Total distributions to shareholders	(0.16)		(0.34)		(0.42)		(2.85)		(2.26)		(0.30)
Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(a)(c)	—	(a)(c)	—	(a)(c)	—	(a)(c)	—	(a)(c)
Increase from regulatory settlements	—	(c)	—	(c)	0.14		—		—		—
Net Asset Value, End of Period	$12.47		$10.21		$11.15		$14.02		$19.93		$18.89
Total return (d)(e)	23.86	%(f)	(5.57)%		(16.59)%		(17.74)%		18.46	%(g)	21.98%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.40	%(i)	1.40%		1.41%		1.23%		1.24%		1.19%
Interest expense (j)	—	%(i)	—%		—%		—%		—%		—%
Net expenses (h)	1.40	%(i)	1.40%		1.41%		1.23%		1.24%		1.19%
Waiver/Reimbursement	0.02	%(i)	0.05%		0.06%		0.09%		0.10%		0.08%
Net investment income (h)	1.01	%(i)	1.49%		2.37%		2.17%		1.33%		1.49%
Portfolio turnover rate	27	%(f)	75%		118%		63%		65%		95%
Net assets, end of period (000s)	$140,176		$122,502		$150,743		$218,484		$297,149		$277,295

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia International Stock Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class B Shares	2011		2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$9.82		$10.72		$13.61		$19.40		$18.44		$15.37
Income from Investment Operations:
Net investment income (a)	0.01		0.07		0.14		0.20	(b)	0.09		0.11
Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency, foreign capital gains tax and written options	2.28		(0.72)		(2.73)		(3.29)		2.99		3.14
Total from investment operations	2.29		(0.65)		(2.59)		(3.09)		3.08		3.25
Less Distributions to Shareholders:
From net investment income	(0.10)		(0.25)		—		(0.49)		(0.15)		(0.01)
From net realized gains	—		—		(0.42)		(2.21)		(1.97)		(0.17)
Total distributions to shareholders	(0.10)		(0.25)		(0.42)		(2.70)		(2.12)		(0.18)
Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(a)(c)	—	(a)(c)	—	(a)(c)	—	(a)(c)	—	(a)(c)
Increase from regulatory settlements	—	(c)	—	(c)	0.12		—		—		—
Net Asset Value, End of Period	$12.01		$9.82		$10.72		$13.61		$19.40		$18.44
Total return (d)(e)	23.42	%(f)	(6.29)%		(17.26)%		(18.31)%		17.54	%(g)	21.30%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	2.15	%(i)	2.15%		2.16%		1.98%		1.99%		1.94%
Interest expense (j)	—	%(i)	—%		—%		—%		—%		—%
Net expenses (h)	2.15	%(i)	2.15%		2.16%		1.98%		1.99%		1.94%
Waiver/Reimbursement	0.02	%(i)	0.05%		0.06%		0.09%		0.10%		0.08%
Net investment income (h)	0.24	%(i)	0.66%		1.57%		1.18%		0.49%		0.62%
Portfolio turnover rate	27	%(f)	75%		118%		63%		65%		95%
Net assets, end of period (000s)	$3,776		$3,818		$6,392		$13,580		$29,925		$42,585

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia International Stock Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class C Shares	2011		2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$9.88		$10.78		$13.68		$19.49		$18.51		$15.43
Income from Investment Operations:
Net investment income (a)	0.01		0.08		0.15		0.23	(b)	0.11		0.13
Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency, foreign capital gains tax and written options	2.29		(0.73)		(2.76)		(3.34)		2.99		3.13
Total from investment operations	2.30		(0.65)		(2.61)		(3.11)		3.10		3.26
Less Distributions to Shareholders:
From net investment income	(0.10)		(0.25)		—		(0.49)		(0.15)		(0.01)
From net realized gains	—		—		(0.42)		(2.21)		(1.97)		(0.17)
Total distributions to shareholders	(0.10)		(0.25)		(0.42)		(2.70)		(2.12)		(0.18)
Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(a)(c)	—	(a)(c)	—	(a)(c)	—	(a)(c)	—	(a)(c)
Increase from regulatory settlements	—	(c)	—	(c)	0.13		—		—		—
Net Asset Value, End of Period	$12.08		$9.88		$10.78		$13.68		$19.49		$18.51
Total return (d)(e)	23.38	%(f)	(6.25)%		(17.24)%		(18.33)%		17.59	%(g)	21.28%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	2.15	%(i)	2.15%		2.16%		1.98%		1.99%		1.94%
Interest expense (j)	—	%(i)	—%		—%		—%		—%		—%
Net expenses (h)	2.15	%(i)	2.15%		2.16%		1.98%		1.99%		1.94%
Waiver/Reimbursement	0.02	%(i)	0.05%		0.06%		0.09%		0.10%		0.08%
Net investment income (h)	0.26	%(i)	0.72%		1.63%		1.38%		0.57%		0.75%
Portfolio turnover rate	27	%(f)	75%		118%		63%		65%		95%
Net assets, end of period (000s)	$11,133		$9,691		$12,615		$19,946		$29,144		$27,806

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia International Stock Fund

Selected data for a share outstanding throughout each period is as follows:

Class Y Shares	(Unaudited) Six Months Ended February 28, 2011		Year Ended August 31, 2010		Period Ended August 31, 2009 (a)
Net Asset Value, Beginning of Period	$10.33		$11.30		$10.06
Income from Investment Operations:
Net investment income (b)	0.08		0.18		0.03
Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency and written options	2.40		(0.75)		1.21
Total from investment operations	2.48		(0.57)		1.24
Less Distributions to Shareholders:
From net investment income	(0.22)		(0.40)		—
Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(b)(c)	—	(b)(c)
Increase from regulatory settlements	—	(c)	—	(c)	—
Net Asset Value, End of Period	$12.59		$10.33		$11.30
Total return (d)	24.15	%(e)	(5.31)%		12.33	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.04	%(g)	1.03%		0.99	%(g)
Interest expense (h)	—	%(g)	—%		—	%(g)
Net expenses (f)	1.04	%(g)	1.03%		0.99	%(g)
Net investment income (f)	1.37	%(g)	1.59%		2.05	%(g)
Portfolio turnover rate	27	%(e)	75%		118	%(e)
Net assets, end of period (000s)	$17,578		$15,444		$30,818

(a)  Class Y shares commenced operations on July 15, 2009. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia International Stock Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class Z Shares	2011		2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$10.33		$11.30		$14.15		$20.09		$19.03		$15.85
Income from Investment Operations:
Net investment income (a)	0.07		0.19		0.24		0.40	(b)	0.31		0.29
Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency, foreign capital gains tax and written options	2.41		(0.78)		(2.80)		(3.44)		3.06		3.23
Total from investment operations	2.48		(0.59)		(2.56)		(3.04)		3.37		3.52
Less Distributions to Shareholders:
From net investment income	(0.20)		(0.38)		—		(0.69)		(0.34)		(0.17)
From net realized gains	—		—		(0.42)		(2.21)		(1.97)		(0.17)
Total distributions to shareholders	(0.20)		(0.38)		(0.42)		(2.90)		(2.31)		(0.34)
Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(a)(c)	—	(a)(c)	—	(a)(c)	—	(a)(c)	—	(a)(c)
Increase from regulatory settlements	—	(c)	—	(c)	0.13		—		—		—
Net Asset Value, End of Period	$12.61		$10.33		$11.30		$14.15		$20.09		$19.03
Total return (d)(e)	24.16	%(f)	(5.48)%		(16.29)%		(17.52)%		18.73	%(g)	22.45%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.15	%(i)	1.15%		1.16%		0.98%		0.99%		0.94%
Interest expense (j)	—	%(i)	—%		—%		—%		—%		—%
Net expenses (h)	1.15	%(i)	1.15%		1.16%		0.98%		0.99%		0.94%
Waiver/Reimbursement	0.02	%(i)	0.05%		0.06%		0.09%		0.10%		0.08%
Net investment income (h)	1.24	%(i)	1.71%		2.60%		2.32%		1.55%		1.63%
Portfolio turnover rate	27	%(f)	75%		118%		63%		65%		95%
Net assets, end of period (000s)	$234,675		$254,272		$369,448		$636,992		$1,011,212		$1,005,878

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Notes to Financial Statements – Columbia International Stock Fund

February 28, 2011 (Unaudited)

Note 1. Organization

Columbia International Stock Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class B, Class C, Class Y and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of other certain other funds within the Columbia Family of Funds. Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class Y shares are not subject to sales charges and are available only to certain investors, as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires the Investment Manager to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Written options are valued at the last reported sale price, or in the absence of a sale, at the last quoted ask price.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the

19

Columbia International Stock Fund, February 28, 2011 (Unaudited)

customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which the Investment Manager believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, the Investment Manager may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Derivative Instruments

The Fund may use derivative instruments including options and forward contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks, among others:

Equity Risk: Equity risk relates to change in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

The following notes provide more detailed information about each derivative type held by the Fund:

Forward Foreign Currency Exchange Contracts—The Fund entered into forward foreign currency exchange contracts to shift its investment exposure from one currency to another. The Fund used forward contracts in order to achieve a representative weighted mix of major currencies in its benchmarks and/or to recover an underweight country exposure in their portfolios.

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum

20

Columbia International Stock Fund, February 28, 2011 (Unaudited)

potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

During the six month period ended February 28, 2011, the Fund entered into 85 forward foreign currency exchange contracts.

Options—The Fund had written covered call options to decrease the Fund's exposure to equity risk and to increase return on instruments. Written covered call options become more profitable as the price of the underlying instruments depreciates relative to the strike price.

Writing put options tends to increase the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund identifies within its portfolio of investments cash or liquid portfolio securities equal to the amount of the written options contract commitment.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If the Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

During the six month period ended February 28, 2011, the Fund entered into 438 written options contracts.

Effects of Derivative Transactions in the Financial Statements

The following table is a summary of the value of the Fund's derivative instruments as of February 28, 2011.

	Fair Value of Derivative Instruments
	Statement of Assets and Liabilities
Asset	Fair Value	Liability	Fair Value
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$1,036,550	Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$452,519
		Written Options	50,808

21

Columbia International Stock Fund, February 28, 2011 (Unaudited)

The effect of derivative instruments on the Fund's the Statement of Operations for the six month period ended February 28, 2011:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Forward Foreign Currency Exchange Contracts	Foreign Exchange Rate Risk	$1,566,560	$240,714
Written Options	Equity Risk	136,512	64,327
Purchased Options	Equity Risk	(642,488)	—

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund receives information regarding the character of distributions received from real estate investment trusts (REITs) on an annual basis. Distributions received from REITs are allocated among dividend income, capital gain and return of capital based upon such information or based on management's estimates if actual information has not yet been reported. Management's estimates are subsequently adjusted when the actual character of the distributions are disclosed by the REITs which could result in a proportionate increase in returns of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

22

Columbia International Stock Fund, February 28, 2011 (Unaudited)

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Services Fee

The Investment Manager determines which securities will be purchased, held or sold. The management fee is based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.87%
$500 million to $1 billion	0.82%
$1 billion to $1.5 billion	0.77%
$1.5 billion to $3 billion	0.72%
$3 billion to $6 billion	0.70%
Over $6 billion	0.68%

The annualized effective management fee rate for the six month period ended February 28, 2011 was 0.87% of the Fund's average daily net assets.

Administration Fee

The Investment Manager provides administrative and other services to the Fund under an Administrative Services Agreement (Administrative Agreement), including services related to Fund expenses, the requirements of the Sarbanes-Oxley Act of 2002, and oversight of the accounting and financial reporting services provided by State Street Bank and Trust Company (State Street), as discussed in the Pricing and Bookkeeping Fees note below. The Investment Manager does not receive a fee for its services under the Administrative Agreement.

Pricing and Bookkeeping Fees

The Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street and the Investment Manager pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month.

23

Columbia International Stock Fund, February 28, 2011 (Unaudited)

The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Transfer Agent Fee

Columbia Management Investment Services Corp. (the Transfer Agent), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent of the Fund and has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees that vary by class and are based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which are intended to reimburse the Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent receives reimbursement for certain out-of-pocket expenses and may also receive compensation for various shareholder services.

For the six month period ended February 28, 2011, the Fund's annualized effective transfer agent fee rate for each class as a percentage of each class' average daily net assets was as follows:

Class A	Class B	Class C	Class Y		Class Z
0.12%	0.12%	0.12%	0.00	%*	0.12%

*  Rounds to less than 0.01%.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended February 28, 2011, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Investment Distributors, Inc. (the Distributor), an indirect wholly owned subsidiary of Ameriprise Financial, is the distributor of the Fund's shares. For the six month period ended February 28, 2011, initial sales charges paid by shareholders on the purchase of Class A shares amounted to $1,720 and net CDSC fees paid by shareholders on certain redemptions of Class A, Class B and Class C shares amounted to $112, $720 and $201, respectively.

The Fund has adopted shareholder servicing and distribution plans pursuant to Rule 12b-1 under the 1940 Act (the Plans) which require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Expense Limits and Fee Reimbursements

The Investment Manager has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 1.15% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the Investment Manager at any time.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are

24

Columbia International Stock Fund, February 28, 2011 (Unaudited)

recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the six month period ended February 28, 2011, these custody credits reduced total expenses by less than $1 for the Fund.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $109,741,239 and $195,521,873, respectively, for the six month period ended February 28, 2011.

Note 6. Regulatory Settlements

During the six month period ended February 28, 2011, and the year ended August 31, 2010, the Fund received payments totaling $188,339 and $322,140, respectively, resulting from certain regulatory settlements in which the Fund had participated during the respective periods. The payments have been included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Redemption Fees

Effective March 1, 2010, the Fund no longer assesses a 2.00% redemption fee on the proceeds from Fund shares that are redeemed within 60 days of purchase. The redemption fee was designed to offset brokerage commissions and other costs associated with short term trading of fund shares. The redemption fees, which were retained by the Fund, were accounted for as an addition to paid-in capital and were allocated to each class based on the relative net assets at the time of the redemption.

Note 8. Shareholder Concentration

As of February 28, 2011, one shareholder account owned 38.9% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended February 28, 2011, the average daily loan balance outstanding on days where borrowing existed was $2,086,667 at a weighted average interest rate of 1.488%.

Note 10. Federal Tax Information

The tax character of distributions paid during the year ended August 31, 2010 was as follows:

August 31, 2010
Ordinary Income*	$17,546,935

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at February 28, 2011, based on cost of investments for federal income tax purposes, and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, were:

Unrealized appreciation	$97,913,342
Unrealized depreciation	(18,640,966)
Net unrealized appreciation	$79,272,376

The following capital loss carryforwards, determined as of August 31, 2010, may be available to reduce taxable income arising

25

Columbia International Stock Fund, February 28, 2011 (Unaudited)

from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$59,458,342
2018	165,754,669
Total	$225,213,011

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 11. Significant Risks and Contingencies

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

At a Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund approved a proposal to reorganize the Fund into Columbia Multi-Advisor International Equity Fund. The reorganization is expected to occur on or about April 8, 2011.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the

26

Columbia International Stock Fund, February 28, 2011 (Unaudited)

Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

27

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund considered a proposal to approve an Agreement and Plan of Reorganization pursuant to which the Fund will transfer its assets to Columbia Multi-Advisor International Equity Fund (the "Buying Fund") in exchange for shares of the Buying Fund and the assumption by the Buying Fund of all of the liabilities of the Fund (the "Reorganization"). The proposal was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
234,974,542	5,298,480	3,151,701	0

The Reorganization was effective on April 11, 2011.

28

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia International Stock Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

29

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia International Stock Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1630 A (04/11)

Columbia Mid Cap Growth Fund

Semiannual Report for the Period Ended February 28, 2011

Not FDIC insured • No bank guarantee • May lose value

Performance Information	1

Understanding Your Expenses	2

Investment Portfolio	3

Statement of Assets and Liabilities	7

Statement of Operations	9

Statement of Changes in Net Assets	10

Financial Highlights	12

Notes to Financial Statements	21

Board Consideration and Approval of Advisory Agreements	29

Summary of Management Fee Evaluation by Independent Fee Consultant	33

Important Information About This Report	37

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

>  A singular focus on our shareholders

Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

>  First-class research and thought leadership

We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

>  A disciplined investment approach

We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Performance Information – Columbia Mid Cap Growth Fund

Average annual total return as of 02/28/11 (%)

Share class	A		B		C		I	R
Inception	11/01/02		11/01/02		10/13/03		09/27/10	01/23/06
Sales charge	without	with	without	with	without	with	without	without
6-month (cumulative)	36.25	28.44	35.76	30.76	35.77	34.77	n/a	36.09
1-year	37.34	29.46	36.34	31.34	36.28	35.28	n/a	36.98
5-year	6.49	5.23	5.69	5.37	5.70	5.70	n/a	6.22
10-year/Life	4.95	4.33	4.30	4.30	4.32	4.32	21.78	4.82

Share class	T		W	Y	Z
Inception	11/01/02		09/27/10	07/15/09	11/20/85
Sales charge	without	with	without	without	without
6-month (cumulative)	36.22	28.40	n/a	36.44	36.44
1-year	37.24	29.37	n/a	37.77	37.70
5-year	6.43	5.17	n/a	6.78	6.75
10-year/Life	4.94	4.32	21.57	5.23	5.21

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and T shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I, Class Y and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R and Class W shares are sold at net asset value with distribution (Rule 12b-1) fees. Class I, Class R, Class W, Class Y and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class A, Class B, Class C, Class R, Class T and Class Y are newer classes of shares. Class A, Class B, Class T and Class Y shares performance information includes the performance of Class Z shares (the oldest existing share class) for periods prior to their inception. Class C shares performance information includes returns of Class B shares for the period from November 1, 2002 through October 12, 2003, and the returns of Class Z shares for periods prior thereto. Class R shares performance information includes returns of Class A shares for the period from November 1, 2002 through January 22, 2006, and the returns of Class Z shares for periods prior thereto. These returns reflect differences in sales charges, but have not been restated to reflect any differences in expenses (such as distribution and service (Rule 12b-1) fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for Class A, Class B, Class C, Class R and Class T shares for periods during which Class Z shares returns are included would have been lower, since the newer classes of shares are subject to distribution and service (Rule 12b-1) fees. Class A and Class B shares were initially offered on November 1, 2002, Class C shares were initially offered on October 13, 2003, Class I and Class W shares were initially offered on September 27, 2010, Class R shares were initially offered on January 23, 2006, Class T shares were initially offered on November 1, 2002, Class Y shares were initially offered on July 15, 2009 and Class Z shares were initially offered on November 20, 1985.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

1The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

2The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 02/28/11

+36.25%

Class A shares (without sales charge)

+35.62%

Russell Midcap Growth Index[1]

+32.54%

Russell Midcap Index[2]

Net asset value per share

as of 02/28/11 ($)
Class A	27.55
Class B	25.70
Class C	25.77
Class I	28.29
Class R	27.19
Class T	27.53
Class W	27.56
Class Y	28.27
Class Z	28.27

1

Understanding Your Expenses – Columbia Mid Cap Growth Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/10 – 02/28/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)			Expenses paid during the period ($)			Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,362.50		1,018.79	7.09		6.06	1.21
Class B	1,000.00	1,000.00	1,357.60		1,015.08	11.46		9.79	1.96
Class C	1,000.00	1,000.00	1,357.70		1,015.08	11.46		9.79	1.96
Class I	1,000.00	1,000.00	1,061.50	*	1,020.73	3.57	*	4.11	0.82
Class R	1,000.00	1,000.00	1,360.90		1,017.55	8.55		7.30	1.46
Class T	1,000.00	1,000.00	1,362.20		1,018.55	7.38		6.31	1.26
Class W	1,000.00	1,000.00	1,060.80	*	1,018.79	5.26	*	6.06	1.21
Class Y	1,000.00	1,000.00	1,364.40		1,020.53	5.04		4.31	0.86
Class Z	1,000.00	1,000.00	1,364.40		1,020.03	5.63		4.81	0.96

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

*For the period September 27, 2010 through February 28, 2011. Class I and Class W shares commenced operations on September 27, 2010.

2

Investment Portfolio – Columbia Mid Cap Growth Fund

February 28, 2011 (Unaudited)

Common Stocks – 95.3%
	Shares	Value ($)
Consumer Discretionary – 19.6%
Auto Components – 4.0%
Autoliv, Inc.	149,150	11,169,843
Cooper Tire & Rubber Co.	418,570	9,819,652
Gentex Corp.	490,310	14,846,587
Goodyear Tire & Rubber Co. (a)	776,150	11,005,807
Lear Corp.	156,780	16,587,324
Auto Components Total		63,429,213
Automobiles – 0.5%
Harley-Davidson, Inc.	193,630	7,903,977
Automobiles Total		7,903,977
Diversified Consumer Services – 0.3%
Grand Canyon Education, Inc. (a)	289,094	4,648,632
Diversified Consumer Services Total		4,648,632
Hotels, Restaurants & Leisure – 2.7%
Bally Technologies, Inc. (a)	243,720	9,414,904
Panera Bread Co., Class A (a)	70,200	8,195,850
Royal Caribbean Cruises Ltd. (a)	179,470	7,858,991
Starwood Hotels & Resorts Worldwide, Inc.	145,240	8,874,164
Wynn Resorts Ltd.	72,860	8,956,680
Hotels, Restaurants & Leisure Total		43,300,589
Household Durables – 2.0%
Tempur-Pedic International, Inc. (a)	480,455	22,552,558
Whirlpool Corp.	124,155	10,242,787
Household Durables Total		32,795,345
Internet & Catalog Retail – 1.7%
NetFlix, Inc. (a)	28,494	5,888,855
priceline.com, Inc. (a)	45,945	20,853,517
Internet & Catalog Retail Total		26,742,372
Media – 1.9%
CBS Corp., Class B	385,530	9,198,746
Cinemark Holdings, Inc.	606,910	12,186,752
Lamar Advertising Co., Class A (a)	219,305	8,502,455
Media Total		29,887,953
Multiline Retail – 1.3%
Big Lots, Inc. (a)	240,225	9,856,432
Nordstrom, Inc.	258,460	11,697,899
Multiline Retail Total		21,554,331
Specialty Retail – 2.2%
CarMax, Inc. (a)	228,000	8,064,360
Dick's Sporting Goods, Inc. (a)	266,605	9,901,710
Tiffany & Co.	118,280	7,280,134
TJX Companies, Inc.	215,150	10,729,530
Specialty Retail Total		35,975,734

	Shares	Value ($)
Textiles, Apparel & Luxury Goods – 3.0%
Coach, Inc.	283,270	15,557,188
Fossil, Inc. (a)	110,910	8,511,233
Lululemon Athletica, Inc. (a)	197,255	15,305,016
Warnaco Group, Inc. (a)	147,670	8,669,706
Textiles, Apparel & Luxury Goods Total		48,043,143
Consumer Discretionary Total		314,281,289
Consumer Staples – 4.4%
Food & Staples Retailing – 0.8%
Whole Foods Market, Inc.	226,940	13,289,606
Food & Staples Retailing Total		13,289,606
Food Products – 1.8%
Green Mountain Coffee Roasters, Inc. (a)	295,380	12,045,597
H.J. Heinz Co.	141,620	7,112,156
Mead Johnson Nutrition Co.	157,260	9,412,011
Food Products Total		28,569,764
Personal Products – 1.8%
Estée Lauder Companies, Inc., Class A	92,020	8,687,608
Herbalife Ltd.	255,880	20,063,551
Personal Products Total		28,751,159
Consumer Staples Total		70,610,529
Energy – 7.3%
Energy Equipment & Services – 3.2%
Cameron International Corp. (a)	391,915	23,173,934
McDermott International, Inc. (a)	532,660	12,224,547
Tidewater, Inc.	144,400	8,983,124
Weatherford International Ltd. (a)	324,200	7,839,156
Energy Equipment & Services Total		52,220,761
Oil, Gas & Consumable Fuels – 4.1%
Concho Resources, Inc. (a)	185,051	19,711,632
Consol Energy, Inc.	163,900	8,311,369
Continental Resources, Inc. (a)	157,880	10,977,396
Denbury Resources, Inc. (a)	397,790	9,638,452
Range Resources Corp.	162,070	8,800,401
Southwestern Energy Co. (a)	204,295	8,065,567
Oil, Gas & Consumable Fuels Total		65,504,817
Energy Total		117,725,578
Financials – 6.3%
Capital Markets – 2.5%
Affiliated Managers Group, Inc. (a)	228,980	24,443,615
T. Rowe Price Group, Inc.	227,785	15,257,039
Capital Markets Total		39,700,654

See Accompanying Notes to Financial Statements.

3

Columbia Mid Cap Growth Fund

February 28, 2011 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Consumer Finance – 0.6%
Discover Financial Services	459,445	9,992,929
Consumer Finance Total		9,992,929
Diversified Financial Services – 2.0%
IntercontinentalExchange, Inc. (a)	73,580	9,432,956
Moody's Corp.	474,515	15,137,029
MSCI, Inc., Class A (a)	226,940	8,056,370
Diversified Financial Services Total		32,626,355
Real Estate Management & Development – 0.6%
Jones Lang LaSalle, Inc.	89,510	8,809,574
Real Estate Management & Development Total		8,809,574
Thrifts & Mortgage Finance – 0.6%
BankUnited, Inc. (a)	318,569	9,031,431
Thrifts & Mortgage Finance Total		9,031,431
Financials Total		100,160,943
Health Care – 13.8%
Biotechnology – 2.3%
Alexion Pharmaceuticals, Inc. (a)	134,851	12,983,454
Dendreon Corp. (a)	329,555	11,069,753
Human Genome Sciences, Inc. (a)	334,270	8,366,778
Onyx Pharmaceuticals, Inc. (a)	124,309	4,380,649
Biotechnology Total		36,800,634
Health Care Equipment & Supplies – 1.0%
Gen-Probe, Inc. (a)	100,945	6,347,421
Intuitive Surgical, Inc. (a)	29,565	9,695,842
Health Care Equipment & Supplies Total		16,043,263
Health Care Providers & Services – 4.5%
AmerisourceBergen Corp.	457,580	17,346,858
Brookdale Senior Living, Inc. (a)	428,770	11,529,625
CIGNA Corp.	273,000	11,485,110
Express Scripts, Inc. (a)	269,985	15,178,557
Laboratory Corp. of America Holdings (a)	182,815	16,477,116
Health Care Providers & Services Total		72,017,266
Health Care Technology – 0.8%
Cerner Corp. (a)	132,140	13,273,463
Health Care Technology Total		13,273,463
Life Sciences Tools & Services – 3.4%
Agilent Technologies, Inc. (a)	372,665	15,681,743
ICON PLC, ADR (a)	522,424	10,391,013
Illumina, Inc. (a)	184,010	12,770,294
Life Technologies Corp. (a)	308,920	16,487,061
Life Sciences Tools & Services Total		55,330,111
Pharmaceuticals – 1.8%
Hospira, Inc. (a)	223,870	11,831,529

	Shares	Value ($)
Watson Pharmaceuticals, Inc. (a)	301,445	16,877,906
Pharmaceuticals Total		28,709,435
Health Care Total		222,174,172
Industrials – 13.2%
Aerospace & Defense – 1.1%
BE Aerospace, Inc. (a)	199,915	6,741,134
Precision Castparts Corp.	73,838	10,466,536
Aerospace & Defense Total		17,207,670
Air Freight & Logistics – 1.7%
Atlas Air Worldwide Holdings, Inc. (a)	153,510	10,481,663
C.H. Robinson Worldwide, Inc.	124,450	9,008,935
Expeditors International of Washington, Inc.	161,530	7,721,134
Air Freight & Logistics Total		27,211,732
Airlines – 0.4%
United Continental Holdings, Inc. (a)	287,630	6,914,625
Airlines Total		6,914,625
Commercial Services & Supplies – 0.5%
Stericycle, Inc. (a)	90,185	7,793,788
Commercial Services & Supplies Total		7,793,788
Electrical Equipment – 2.3%
AMETEK, Inc.	363,305	15,240,645
Regal-Beloit Corp.	134,088	9,781,719
Sensata Technologies Holding NV (a)	370,800	12,273,480
Electrical Equipment Total		37,295,844
Machinery – 4.0%
AGCO Corp. (a)	169,640	9,292,879
Cummins, Inc.	230,905	23,349,114
Joy Global, Inc.	134,940	13,140,457
Navistar International Corp. (a)	130,180	8,068,556
Pall Corp.	184,715	10,041,108
Machinery Total		63,892,114
Professional Services – 1.2%
IHS, Inc., Class A (a)	146,345	12,249,077
Manpower, Inc.	113,960	7,236,460
Professional Services Total		19,485,537
Road & Rail – 1.4%
Hertz Global Holdings, Inc. (a)	534,310	8,126,855
Kansas City Southern (a)	262,795	14,148,883
Road & Rail Total		22,275,738

See Accompanying Notes to Financial Statements.

4

Columbia Mid Cap Growth Fund

February 28, 2011 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Trading Companies & Distributors – 0.6%
Fastenal Co.	153,600	9,543,168
Trading Companies & Distributors Total		9,543,168
Industrials Total		211,620,216
Information Technology – 21.4%
Communications Equipment – 1.6%
Acme Packet, Inc. (a)	113,550	8,543,502
JDS Uniphase Corp. (a)	331,170	8,169,964
Riverbed Technology, Inc. (a)	222,290	9,178,354
Communications Equipment Total		25,891,820
Computers & Peripherals – 1.2%
NetApp, Inc. (a)	370,815	19,156,303
Computers & Peripherals Total		19,156,303
Internet Software & Services – 1.6%
Akamai Technologies, Inc. (a)	196,000	7,355,880
LogMeIn, Inc. (a)	198,440	7,122,012
WebMD Health Corp. (a)	187,640	10,883,120
Internet Software & Services Total		25,361,012
IT Services – 4.3%
Alliance Data Systems Corp. (a)	287,255	22,618,459
Cognizant Technology Solutions Corp., Class A (a)	145,960	11,219,945
Teradata Corp. (a)	229,190	10,959,866
VeriFone Systems, Inc. (a)	297,565	13,521,353
Western Union Co.	534,720	11,758,493
IT Services Total		70,078,116
Semiconductors & Semiconductor Equipment – 3.6%
Altera Corp.	239,800	10,038,028
Atmel Corp. (a)	1,685,660	24,745,489
Linear Technology Corp.	256,830	8,876,045
Skyworks Solutions, Inc. (a)	391,310	14,063,681
Semiconductors & Semiconductor Equipment Total		57,723,243
Software – 9.1%
Autodesk, Inc. (a)	281,835	11,851,162
Citrix Systems, Inc. (a)	231,205	16,221,343
Concur Technologies, Inc. (a)	240,720	12,524,661
Electronic Arts, Inc. (a)	624,050	11,732,140
Intuit, Inc. (a)	215,875	11,350,707
Red Hat, Inc. (a)	531,760	21,951,053
Rovi Corp. (a)	437,324	24,236,496
Salesforce.com, Inc. (a)	114,000	15,078,780
Solera Holdings, Inc.	157,270	8,033,352
TIBCO Software, Inc. (a)	526,445	12,961,076
Software Total		145,940,770
Information Technology Total		344,151,264

	Shares	Value ($)
Materials – 8.7%
Chemicals – 3.7%
Cabot Corp.	265,111	11,468,702
Celanese Corp., Series A	281,405	11,664,237
CF Industries Holdings, Inc.	197,310	27,875,957
Solutia, Inc. (a)	389,320	9,036,117
Chemicals Total		60,045,013
Containers & Packaging – 1.0%
Crown Holdings, Inc. (a)	418,570	16,106,574
Containers & Packaging Total		16,106,574
Metals & Mining – 4.0%
Agnico-Eagle Mines Ltd.	182,125	12,812,493
Cliffs Natural Resources, Inc.	234,500	22,762,915
HudBay Minerals, Inc.	576,960	10,006,460
Steel Dynamics, Inc.	494,480	9,128,101
Walter Energy, Inc.	75,615	9,150,171
Metals & Mining Total		63,860,140
Materials Total		140,011,727
Utilities – 0.6%
Electric Utilities – 0.6%
ITC Holdings Corp.	138,580	9,499,659
Electric Utilities Total		9,499,659
Utilities Total		9,499,659
Total Common Stocks (cost of $1,123,037,815)		1,530,235,377
Short-Term Obligation – 3.6%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/28/2011 due 03/01/11 at 0.080%, collateralized by U.S. Treasury obligations with various maturities to 05/15/20, market value $58,082,706 (repurchase proceeds $56,914,127)	56,941,000	56,941,000
Total Short-Term Obligation (cost of $56,941,000)		56,941,000
Total Investments – 98.9% (cost of $1,179,978,815) (b)		1,587,176,377
Other Assets & Liabilities, Net – 1.1%		18,430,915
Net Assets – 100.0%		1,605,607,292

See Accompanying Notes to Financial Statements.

5

Columbia Mid Cap Growth Fund

February 28, 2011 (Unaudited)

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $1,179,978,815.

  Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

  The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

  Fair value inputs are summarized in the three broad levels listed below:

• Level 1—Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

• Level 2—Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3—Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

  Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements – Security Valuation.

  Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of February 28, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$1,530,235,377	$—	$—	$1,530,235,377
Total Short-Term Obligation	—	56,941,000	—	56,941,000
Total Investments	$1,530,235,377	$56,941,000	$—	$1,587,176,377

The Fund's assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

At February 28, 2011, the Fund held investments in the following sectors:

Sector	% of Net Assets
Information Technology	21.4
Consumer Discretionary	19.6
Health Care	13.8
Industrials	13.2
Materials	8.7
Energy	7.3
Financials	6.3
Consumer Staples	4.4
Utilities	0.6
95.3
Short-Term Obligation	3.6
Other Assets & Liabilities, Net	1.1
100.0
Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

6

Statement of Assets and Liabilities – Columbia Mid Cap Growth Fund

February 28, 2011 (Unaudited)

		($)
Assets	Investments, at identified cost	1,179,978,815
	Investments, at value	1,587,176,377
	Cash	826
	Receivable for:
	Investments sold	8,357,677
	Fund shares sold	24,846,410
	Dividends	598,377
	Interest	127
	Trustees' deferred compensation plan	90,553
	Prepaid expenses	3,394
	Total Assets	1,621,073,741
Liabilities	Payable for:
	Investments purchased	13,160,393
	Fund shares repurchased	872,938
	Investment advisory fee	906,486
	Pricing and bookkeeping fees	11,897
	Transfer agent fee	281,072
	Trustees' fees	34,048
	Custody fee	9,111
	Distribution and service fees	55,793
	Chief compliance officer expenses	77
	Trustees' deferred compensation plan	90,553
	Other liabilities	44,081
	Total Liabilities	15,466,449
	Net Assets	1,605,607,292
Net Assets Consist of	Paid-in capital	1,200,516,467
	Overdistributed net investment income	(2,933,900)
	Accumulated net realized gain	827,163
	Net unrealized appreciation on investments	407,197,562
	Net Assets	1,605,607,292

See Accompanying Notes to Financial Statements.

7

Statement of Assets and Liabilities (continued) – Columbia Mid Cap Growth Fund

February 28, 2011 (Unaudited)

Class A	Net assets	$107,361,274
	Shares outstanding	3,896,736
	Net asset value per share	$27.55	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($27.55/0.9425)	$29.23	(b)
Class B	Net assets	$6,736,825
	Shares outstanding	262,179
	Net asset value and offering price per share	$25.70	(a)
Class C	Net assets	$15,353,634
	Shares outstanding	595,832
	Net asset value and offering price per share	$25.77	(a)
Class I (c)	Net assets	$148,617,924
	Shares outstanding	5,253,090
	Net asset value, offering and redemption price per share	$28.29
Class R	Net assets	$8,666,476
	Shares outstanding	318,715
	Net asset value and offering price per share	$27.19
Class T	Net assets	$25,257,037
	Shares outstanding	917,468
	Net asset value per share	$27.53	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($27.53/0.9425)	$29.21	(b)
Class W (c)	Net assets	$52,271,513
	Shares outstanding	1,896,676
	Net asset value, offering and redemption price per share	$27.56
Class Y	Net assets	$34,550
	Shares outstanding	1,222
	Net asset value and offering price per share	$28.27
Class Z	Net assets	$1,241,308,059
	Shares outstanding	43,916,650
	Net asset value and offering price per share	$28.27

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Class I and Class W shares commenced operations on September 27, 2010.

See Accompanying Notes to Financial Statements.

8

Statement of Operations – Columbia Mid Cap Growth Fund

For the Six Months Ended February 28, 2011 (Unaudited)

		($) (a)
Investment Income	Dividends	3,978,893
	Interest	18,994
	Foreign taxes withheld	(5,118)
	Total Investment Income	3,992,769
Expenses	Investment advisory fee	5,198,180
	Distribution fee:
	Class B	23,891
	Class C	48,244
	Class R	16,814
	Service fee:
	Class A	106,881
	Class B	7,964
	Class C	16,081
	Class W	31,139
	Shareholder services fee – Class T	34,588
	Transfer agent fee:
	Class A, Class B, Class C, Class R, Class T, Class W, Class Z	945,530
	Transfer agent fee – Class Y	24
	Pricing and bookkeeping fees	71,913
	Trustees' fees	36,432
	Custody fee	22,398
	Chief compliance officer expenses	793
	Other expenses	228,000
	Expenses before interest expense	6,788,872
	Interest expense	1,093
	Total Expenses	6,789,965
	Expense reductions	(83)
	Net Expenses	6,789,882
	Net Investment Loss	(2,797,113)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
	Net realized gain (loss) on:
	Investments	150,771,141
	Foreign currency transactions	(1,581)
	Net realized gain	150,769,560
	Net change in unrealized appreciation (depreciation)	253,568,299
	Net Gain	404,337,859
	Net Increase Resulting from Operations	401,540,746

(a)  Class I and Class W shares commenced operations on September 27, 2010.

See Accompanying Notes to Financial Statements.

9

Statement of Changes in Net Assets – Columbia Mid Cap Growth Fund

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended February 28, 2011 ($)	Year Ended August 31, 2010 ($)
Operations	Net investment loss	(2,797,113)	(3,133,701)
	Net realized gain on investments and foreign currency transactions	150,769,560	182,181,452
	Net change in unrealized appreciation (depreciation)	253,568,299	(18,392,381)
	Net increase resulting from operations	401,540,746	160,655,370
Distributions to Shareholders	From net investment income:
	Class Y	—	(2,922)
	Class Z	—	(477,929)
	Total distributions to shareholders	—	(480,851)
	Net Capital Stock Transactions	111,196,478	(119,131,646)
	Increase from regulatory settlements	10,040	—
	Total increase in net assets	512,747,264	41,042,873
Net Assets	Beginning of period	1,092,860,028	1,051,817,155
	End of period	1,605,607,292	1,092,860,028
	Overdistributed net investment income at end of period	(2,933,900)	(136,787)

See Accompanying Notes to Financial Statements.

10

Statement of Changes in Net Assets (continued) – Columbia Mid Cap Growth Fund

	Capital Stock Activity
	(Unaudited) Six Months Ended February 28, 2011 (a)(b)		Year Ended August 31, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,155,226	29,578,853	921,409	18,728,421
Redemptions	(478,913)	(12,060,953)	(765,185)	(15,343,264)
Net increase	676,313	17,517,900	156,224	3,385,157
Class B
Subscriptions	28,935	673,458	52,543	990,084
Redemptions	(61,615)	(1,423,686)	(259,463)	(4,972,238)
Net decrease	(32,680)	(750,228)	(206,920)	(3,982,154)
Class C
Subscriptions	128,005	2,994,916	88,723	1,682,301
Redemptions	(51,491)	(1,200,686)	(116,905)	(2,240,947)
Net increase (decrease)	76,514	1,794,230	(28,182)	(558,646)
Class I
Subscriptions	5,502,134	149,051,955	—	—
Redemptions	(249,044)	(6,774,195)	—	—
Net increase	5,253,090	142,277,760	—	—
Class R
Subscriptions	122,877	3,105,008	134,520	2,673,501
Redemptions	(60,000)	(1,460,704)	(101,174)	(1,964,246)
Net increase	62,877	1,644,304	33,346	709,255
Class T
Subscriptions	1,466	37,111	6,928	141,759
Redemptions	(52,880)	(1,277,478)	(109,861)	(2,227,593)
Net decrease	(51,414)	(1,240,367)	(102,933)	(2,085,834)
Class W
Subscriptions	2,044,525	50,341,217	—	—
Redemptions	(147,849)	(3,915,843)	—	—
Net increase	1,896,676	46,425,374	—	—
Class Y
Subscriptions	603	14,552	61,701	1,321,278
Distributions reinvested	—	—	1	20
Redemptions	(48,270)	(1,099,580)	(183,395)	(3,698,530)
Net decrease	(47,667)	(1,085,028)	(121,693)	(2,377,232)
Class Z
Subscriptions	3,137,925	79,860,574	4,308,947	88,875,986
Distributions reinvested	—	—	13,416	266,166
Redemptions	(6,836,998)	(175,248,041)	(9,802,292)	(203,364,344)
Net decrease	(3,699,073)	(95,387,467)	(5,479,929)	(114,222,192)

(a)  Class I and Class W shares commenced operations on September 27, 2010.

(b)  Class I and Class W shares reflect activity for the period September 27, 2010 through February 28, 2011.

See Accompanying Notes to Financial Statements.

11

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class A Shares	2011		2010		2009	2008		2007		2006
Net Asset Value, Beginning of Period	$20.22		$17.58		$23.47	$27.51		$24.01		$22.16
Income from Investment Operations:
Net investment loss (a)	(0.08)		(0.10)		(0.03)	(0.12)		(0.01	)(b)	(0.10)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	7.41		2.74		(5.37)	(0.06)		4.97		2.26
Total from investment operations	7.33		2.64		(5.40)	(0.18)		4.96		2.16
Less Distributions to Shareholders:
From net realized gains	—		—		(0.49)	(3.86)		(1.46)		(0.31)
Increase from regulatory settlements	—	(c)	—		— (c)	—		—		—
Net Asset Value, End of Period	$27.55		$20.22		$17.58	$23.47		$27.51		$24.01
Total return (d)	36.25	%(e)	15.02%		(22.38)%	(2.21)%		21.24%		9.76	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.21	%(h)	1.23%		1.26%	1.18%		1.17%		1.21%
Interest expense	—	%(h)(i)	—	%(i)	—	—	%(i)	—	%(i)	—
Net expenses (g)	1.21	%(h)	1.23%		1.26%	1.18%		1.17%		1.21%
Waiver/Reimbursement	—		—		—	—		—		0.01%
Net investment loss (g)	(0.63	)%(h)	(0.49)%		(0.20)%	(0.48)%		(0.05)%		(0.43)%
Portfolio turnover rate	71	%(e)	137%		160%	149%		171%		67%
Net assets, end of period (000s)	$107,361		$65,123		$53,881	$63,337		$49,614		$12,654

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

12

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class B Shares	2011		2010		2009	2008		2007		2006
Net Asset Value, Beginning of Period	$18.93		$16.59		$22.35	$26.47		$23.32		$21.69
Income from Investment Operations:
Net investment loss (a)	(0.16)		(0.23)		(0.14)	(0.30)		(0.20	)(b)	(0.28)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	6.93		2.57		(5.13)	(0.04)		4.81		2.22
Total from investment operations	6.77		2.34		(5.27)	(0.34)		4.61		1.94
Less Distributions to Shareholders:
From net realized gains	—		—		(0.49)	(3.78)		(1.46)		(0.31)
Increase from regulatory settlements	—	(c)	—		— (c)	—		—		—
Net Asset Value, End of Period	$25.70		$18.93		$16.59	$22.35		$26.47		$23.32
Total return (d)	35.76	%(e)	14.10%		(22.93)%	(2.92)%		20.33%		8.95	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.96	%(h)	1.98%		2.01%	1.93%		1.92%		1.96%
Interest expense	—	%(h)(i)	—	%(i)	—	—	%(i)	—	%(i)	—
Net expenses (g)	1.96	%(h)	1.98%		2.01%	1.93%		1.92%		1.96%
Waiver/Reimbursement	—		—		—	—		—		0.01%
Net investment loss (g)	(1.38	)%(h)	(1.24)%		(0.95)%	(1.23)%		(0.79)%		(1.19)%
Portfolio turnover rate	71	%(e)	137%		160%	149%		171%		67%
Net assets, end of period (000s)	$6,737		$5,582		$8,322	$15,829		$19,472		$7,452

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

13

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class C Shares	2011		2010		2009	2008		2007		2006
Net Asset Value, Beginning of Period	$18.98		$16.63		$22.41	$26.53		$23.37		$21.74
Income from Investment Operations:
Net investment loss (a)	(0.16)		(0.24)		(0.14)	(0.30)		(0.21	)(b)	(0.28)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	6.95		2.59		(5.15)	(0.04)		4.83		2.22
Total from investment operations	6.79		2.35		(5.29)	(0.34)		4.62		1.94
Less Distributions to Shareholders:
From net realized gains	—		—		(0.49)	(3.78)		(1.46)		(0.31)
Increase from regulatory settlements	—	(c)	—		— (c)	—		—		—
Net Asset Value, End of Period	$25.77		$18.98		$16.63	$22.41		$26.53		$23.37
Total return (d)	35.77	%(e)	14.13%		(22.96)%	(2.91)%		20.33%		8.93	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.96	%(h)	1.98%		2.01%	1.93%		1.92%		1.96%
Interest expense	—	%(h)(i)	—	%(i)	—	—	%(i)	—	%(i)	—
Net expenses (g)	1.96	%(h)	1.98%		2.01%	1.93%		1.92%		1.96%
Waiver/Reimbursement	—		—		—	—		—		0.01%
Net investment loss (g)	(1.37	)%(h)	(1.24)%		(0.95)%	(1.23)%		(0.81)%		(1.16)%
Portfolio turnover rate	71	%(e)	137%		160%	149%		171%		67%
Net assets, end of period (000s)	$15,354		$9,858		$9,106	$13,540		$8,237		$2,454

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a share outstanding throughout the period is as follows:

Class I Shares	(Unaudited) Period Ended February 28, 2011 (a)
Net Asset Value, Beginning of Period	$23.23
Income from Investment Operations:
Net investment loss (b)	(0.02)
Net realized and unrealized gain on investments and foreign currency	5.08
Total from investment operations	5.06
Increase from regulatory settlements (c)	—
Net Asset Value, End of Period	$28.29
Total return (d)(e)	21.78%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)(g)	0.82%
Net investment loss (f)(g)	(0.20)%
Portfolio turnover rate (e)	71%
Net assets, end of period (000s)	$148,618

(a)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,							Period Ended August 31,
Class R Shares	2011		2010		2009	2008		2007		2006 (a)
Net Asset Value, Beginning of Period	$19.98		$17.42		$23.32	$27.39		$23.97		$24.44
Income from Investment Operations:
Net investment loss (b)	(0.03)		(0.15)		(0.07)	(0.18)		(0.15	)(c)	(0.10)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	7.24		2.71		(5.34)	(0.06)		5.03		(0.37)
Total from investment operations	7.21		2.56		(5.41)	(0.24)		4.88		(0.47)
Less Distributions to Shareholders:
From net realized gains	—		—		(0.49)	(3.83)		(1.46)		—
Increase from regulatory settlements	—	(d)	—		— (d)	—		—		—
Net Asset Value, End of Period	$27.19		$19.98		$17.42	$23.32		$27.39		$23.97
Total return (e)	36.09	%(f)	14.70%		(22.57)%	(2.44)%		20.93%		(1.92	)%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.46	%(h)	1.48%		1.51%	1.43%		1.42%		1.47	%(h)
Interest expense	—	%(h)(i)	—	%(i)	—	—	%(i)	—	%(i)	—
Net expenses (g)	1.46	%(h)	1.48%		1.51%	1.43%		1.42%		1.47	%(h)
Net investment loss (g)	(0.88	)%(h)	(0.73)%		(0.45)%	(0.74)%		(0.57)%		(0.66	)%(h)
Portfolio turnover rate	71	%(f)	137%		160%	149%		171%		67	%(f)
Net assets, end of period (000s)	$8,666		$5,112		$3,876	$1,800		$908		$57

(a)  Class R shares were initially offered on January 23, 2006. Total return reflects activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class T Shares	2011		2010		2009	2008		2007		2006
Net Asset Value, Beginning of Period	$20.21		$17.58		$23.48	$27.53		$24.04		$22.20
Income from Investment Operations:
Net investment loss (a)	(0.28)		(0.11)		(0.04)	(0.14)		(0.03	)(b)	(0.12)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	7.60		2.74		(5.37)	(0.06)		4.98		2.27
Total from investment operations	7.32		2.63		(5.41)	(0.20)		4.95		2.15
Less Distributions to Shareholders:
From net realized gains	—		—		(0.49)	(3.85)		(1.46)		(0.31)
Increase from regulatory settlements	—	(c)	—		— (c)	—		—		—
Net Asset Value, End of Period	$27.53		$20.21		$17.58	$23.48		$27.53		$24.04
Total return (d)	36.22	%(e)	14.96%		(22.41)%	(2.27)%		21.17%		9.70	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.26	%(h)	1.28%		1.31%	1.23%		1.22%		1.26%
Interest expense	—	%(h)(i)	—	%(i)	—	—	%(i)	—	%(i)	—
Net expenses (g)	1.26	%(h)	1.28%		1.31%	1.23%		1.22%		1.26%
Waiver/Reimbursement	—		—		—	—		—		0.01%
Net investment loss (g)	(0.68	)%(h)	(0.54)%		(0.25)%	(0.53)%		(0.10)%		(0.50)%
Portfolio turnover rate	71	%(e)	137%		160%	149%		171%		67%
Net assets, end of period (000s)	$25,257		$19,582		$18,847	$26,801		$29,282		$27,101

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a share outstanding throughout the period is as follows:

Class W Shares	(Unaudited) Period Ended February 28, 2011 (a)
Net Asset Value, Beginning of Period	$22.67
Income from Investment Operations:
Net investment loss (b)	(0.07)
Net realized and unrealized gain on investments and foreign currency	4.96
Total from investment operations	4.89
Increase from regulatory settlements (c)	—
Net Asset Value, End of Period	$27.56
Total Return (d)(e)	21.57%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)(g)	1.21%
Net investment loss (f)(g)	(0.61)%
Portfolio turnover rate (e)	71%
Net assets, end of period (000s)	$52,272

(a)  Class W shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

Class Y Shares	(Unaudited) Six Months Ended February 28, 2011		Year Ended August 31, 2010		Period Ended August 31, 2009 (a)
Net Asset Value, Beginning of Period	$20.72		$17.98		$16.18
Income from Investment Operations:
Net investment income (loss) (b)	(0.01)		(0.03)		0.01
Net realized and unrealized gain on investments, foreign currency and written options	7.56		2.80		1.79
Total from investment operations	7.55		2.77		1.80
Less Distributions to Shareholders:
From net investment income	—		(0.03)		—
Increase from regulatory settlements	—	(c)	—		—
Net Asset Value, End of Period	$28.27		$20.72		$17.98
Total Return (d)	36.44	%(e)	15.43%		11.12	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	0.86	%(g)	0.84%		0.86	%(g)
Interest expense	—	%(g)(h)	—	%(h)	—
Net expenses (f)	0.86	%(g)	0.84%		0.86	%(g)
Net investment income (loss) (f)	(0.10	)%(g)	(0.13)%		0.31	%(g)
Portfolio turnover rate	71	%(e)	137%		160	%(e)
Net assets, end of period (000s)	$35		$1,013		$3,067

(a)  Class Y shares commenced operations on July 15, 2009. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class Z Shares	2011		2010		2009	2008		2007		2006
Net Asset Value, Beginning of Period	$20.72		$17.98		$23.92	$27.93		$24.35		$22.41
Income from Investment Operations:
Net investment income (loss) (a)	(0.05)		(0.05)		0.01	(0.06)		0.05	(b)	(0.05)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	7.60		2.80		(5.46)	(0.07)		5.04		2.30
Total from investment operations	7.55		2.75		(5.45)	(0.13)		5.09		2.25
Less Distributions to Shareholders:
From net investment income	—		(0.01)		—	—		(0.05)		—
From net realized gains	—		—		(0.49)	(3.88)		(1.46)		(0.31)
Total distributions to shareholders	—		(0.01)		(0.49)	(3.88)		(1.51)		(0.31)
Increase from regulatory settlements	—	(c)	—		— (c)	—		—		—
Net Asset Value, End of Period	$28.27		$20.72		$17.98	$23.92		$27.93		$24.35
Total return (d)	36.44	%(e)	15.29%		(22.16)%	(1.97)%		21.49%		10.06	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	0.96	%(h)	0.98%		1.01%	0.93%		0.92%		0.96%
Interest expense	—	%(h)(i)	—	%(i)	—	—	%(i)	—	%(i)	—
Net expenses (g)	0.96	%(h)	0.98%		1.01%	0.93%		0.92%		0.96%
Waiver/Reimbursement	—		—		—	—		—		0.01%
Net investment income (loss) (g)	(0.38	)%(h)	(0.24)%		0.05%	(0.23)%		0.20%		(0.20)%
Portfolio turnover rate	71	%(e)	137%		160%	149%		171%		67%
Net assets, end of period (000s)	$1,241,308		$986,590		$954,718	$1,286,857		$1,452,707		$807,089

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.07 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

20

Notes to Financial Statements – Columbia Mid Cap Growth Fund

February 28, 2011 (Unaudited)

Note 1. Organization

Columbia Mid Cap Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks significant capital appreciation by investing, under normal market conditions, at least 80% of its total net assets (plus any borrowings for investment purposes) in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Russell Midcap Index.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class B, Class C, Class I, Class R, Class T, Class W, Class Y and Class Z shares. On December 10, 2010, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial) exchanged Class Z shares valued at $61,683,112 for Class I shares. The Fund is also authorized to issue Class R5 shares; however, this share class is not currently offered for sale. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds. Class I shares became effective September 27, 2010.

Class R shares are not subject to sales charges and are available only to qualifying institutional investors.

Class T shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase. Class T shares are available only to certain investors, as described in the Fund's prospectus.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares became effective September 27, 2010.

Class Y shares are not subject to sales charges and are available only to certain investors, as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires the Investment Manager to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales

21

Columbia Mid Cap Growth Fund, February 28, 2011 (Unaudited)

during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which the Investment Manager believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, the Investment Manager may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date.

The Fund receives information regarding the character of distributions received from real estate investment trusts (REITs) on an annual basis. Distributions received from REITs are allocated among dividend income, capital gain and return of capital based upon such information or based on management's estimates if actual information has not yet been reported. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate increase in returns of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

22

Columbia Mid Cap Growth Fund, February 28, 2011 (Unaudited)

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Services Fee

The Investment Manager determines which securities will be purchased, held or sold. The management fee is based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.82%
$500 million to $1 billion	0.75%
$1 billion to $1.5 billion	0.72%
Over $1.5 billion	0.67%

The annualized effective management fee rate for the six month period ended February 28, 2011 was 0.77% of the Fund's average daily net assets.

In September 2010, the Board of Trustees approved an amended Investment Management Services Agreement (IMSA) with the Investment Manager that reduces the management fee rates payable to the Investment Manager at all asset levels. Effective April 1, 2011, the Investment Manager will receive a monthly management fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.760%
$500 million to $1 billion	0.715%
$1 billion to $1.5 billion	0.670%
Over $1.5 billion	0.620%

Administration Fee

The Investment Manager provides administrative and other services to the Fund under an Administrative Services Agreement (Administrative Agreement), including services related to Fund expenses, the requirements of the Sarbanes-Oxley Act of 2002, and oversight of the accounting and financial reporting services provided by State Street Bank and Trust Company (State Street), as discussed in the Pricing and Bookkeeping Fees note below. Prior to April 1, 2011, the Investment Manager did not receive a fee for its services under the Administrative Agreement.

In connection with the IMSA approved by the Board of Trustees, effective April 1, 2011, the Fund will pay a monthly administration fee to the Investment Manager based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.060%
$500 million to $1 billion	0.055%
$1 billion to $3 billion	0.050%
$3 billion to $12 billion	0.040%
Over $12 billion	0.030%

Pricing and Bookkeeping Fees

The Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street and the Investment Manager pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges. Effective March 28, 2011, these services are now provided under the Administration Fee note discussed above.

23

Columbia Mid Cap Growth Fund, February 28, 2011 (Unaudited)

Transfer Agent Fee

Columbia Management Investment Services Corp. (the Transfer Agent), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent of the Fund and has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees that vary by class and are based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which are intended to reimburse the Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent receives reimbursement for certain out-of-pocket expenses and may also receive compensation for various shareholder services.

Class I shares do not pay transfer agent fees. For the six month period ended February 28, 2011, the Fund's annualized effective transfer agent fee rate for each class, with the exception of Class I shares, as a percentage of the average daily net assets was as follows:

Class A	Class B	Class C	Class R	Class T	Class W	Class Y	Class Z
0.14%	0.14%	0.14%	0.14%	0.14%	0.14%	0.03%	0.14%

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended February 28, 2011, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Investment Distributors, Inc. (the Distributor), an indirect wholly owned subsidiary of Ameriprise Financial, is the distributor of the Fund's shares. For the six month period ended February 28, 2011, initial sales charges paid by shareholders on the purchase of Class A and Class T shares and net CDSC fees paid by shareholders on certain redemptions of Class A, Class B, Class C and Class T shares were as follows:

Front-End Sales Charge		CDSC
Class A	Class T	Class A	Class B	Class C	Class T
$8,936	$6	$106	$3,926	$877	–

The Fund has adopted shareholder servicing and distribution plans pursuant to Rule 12b-1 under the 1940 Act (the Plans) which require payments based on the average daily net assets of the applicable class of the Fund at the following annual rates:

Distribution Fee
Class A (1)	Class B	Class C	Class R	Class W (2)
0.10%	0.75%	0.75%	0.50%	0.25%

Service Fee
Class A (1)	Class B	Class C	Class W (2)
0.25%	0.25%	0.25%	0.25%

1The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but currently limits such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

2The Fund may pay a distribution fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of

24

Columbia Mid Cap Growth Fund, February 28, 2011 (Unaudited)

up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% of the Fund's average daily net assets attributable to Class T shares. For the six month period ended February 28, 2011, the shareholder services fee was 0.30% of the Fund's average daily net assets attributable to Class T shares.

Expense Limits and Fee Reimbursements

Effective September 27, 2010, the Investment Manager has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rates of 1.30%, 2.05%, 2.05%, 0.95%, 1.55%, 1.35%, 1.30%, 1.05% and 1.05% of the Fund's average net assets attributable to Class A, Class B, Class C, Class I, Class R, Class T, Class W, Class Y and Class Z shares, respectively.

Prior to September 27, 2010, the Investment Manager voluntarily reimbursed a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, did not exceed 1.05% annually of the Fund's average daily net assets.

Effective April 1, 2011, the Investment Manager and certain affiliates have contractually agreed to waive fees or reimburse expenses through December 31, 2012, so that the Fund's ordinary operating expenses (excluding certain expenses, such as transaction costs and brokerage commissions, interest, taxes, acquired fund fees and expenses, and extraordinary expenses, if any), after giving effect to any balance credits or overdraft charges from the Fund's custodian, do not exceed the annual rates of 1.35%, 2.10%, 2.10%, 0.99%, 1.60%, 1.40%, 1.35%, 1.10% and 1.10% of the Fund's average daily net assets attributable to Class A, Class B, Class C, Class I, Class R, Class T, Class W, Class Y and Class Z shares, respectively. This expense arrangement is made pursuant to a fee waiver and expense cap agreement that my be modified or amended only with the approval from all parties to such arrangements, including the Fund and the Investment Manager.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the six month period ended February 28, 2011, these custody credits reduced total expenses by $83 for the Fund.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $998,141,172 and $933,896,698, respectively, for the six month period ended February 28, 2011.

Note 6. Regulatory Settlements

During the six month period ended February 28, 2011, the Fund received payments totaling $10,040 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Shareholder Concentration

As of February 28, 2011, one shareholder account owned 33.6% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

25

Columbia Mid Cap Growth Fund, February 28, 2011 (Unaudited)

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended February 28, 2011, the average daily loan balance outstanding on days where borrowing existed was $6,575,000 at a weighted average interest rate of 1.498%

Note 9. Federal Tax Information

The tax character of distributions paid during the year ended August 31, 2010 was as follows:

August 31, 2010
Ordinary Income*	$480,851

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at February 28, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$414,900,767
Unrealized depreciation	(7,703,205)
Net unrealized appreciation	$407,197,562

The following capital loss carryforwards, determined as of August 31, 2010, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$106,558,441
2018	37,531,162
Total	$144,089,603

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 10. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below and in Note 3 (above), there were no items requiring adjustment of the financial statements or additional disclosure.

Effective on March 28, 2011, the Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent). This credit facility replaced the credit facility provided by State Street. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally

26

Columbia Mid Cap Growth Fund, February 28, 2011 (Unaudited)

and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions,

27

Columbia Mid Cap Growth Fund, February 28, 2011 (Unaudited)

reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

28

Board Consideration and Approval of Advisory Agreements

In September 2010, the Board of Trustees (the "Board") unanimously approved new Investment Management Services Agreements (the "Advisory Agreements") on behalf of various Columbia funds that would increase or decrease the contractual investment advisory fee rates payable by each affected Columbia fund (each, an "Affected Fund") to Columbia Management for investment advisory services. For Columbia Mid Cap Growth Fund, the Advisory Agreement will decrease contractual investment advisory fee rates. As detailed below, the Board held numerous meetings and discussions with the management team of Columbia Management and reviewed and considered materials in connection with the approval of the investment advisory fee before determining to approve the Advisory Agreements.

On April 30, 2010, Ameriprise Financial, Inc. acquired the long-term asset management business of Columbia Management Group, LLC, a subsidiary of Bank of America and the parent of the Affected Funds' former investment adviser. In connection with that acquisition, the Affected Funds entered into investment management services agreements with Columbia Management, a subsidiary of Ameriprise Financial, Inc.

Beginning in April 2010, Columbia Management presented to the Advisory Fees and Expenses Committee (the "Committee") of the Board a proposal to rationalize the fees and expenses, including the advisory fees, of the various registered investment companies in the combined complex of Columbia-, RiverSource-, Seligman- and Threadneedle-branded funds (the "Columbia Funds Complex"). Because these funds were organized at different times by many different sponsors, their fees and expenses did not reflect a common overall design, and Columbia Management proposed to implement a more consistent schedule of fees for similar funds based on a uniform pricing model across all of the funds. In this regard, Columbia Management presented the Committee with various data comparing current and proposed fee schedules to the fee schedules of peer funds, as selected by an independent third-party data provider. While Columbia Management projected that the proposed rationalization would reduce the overall fees and expenses of all of the funds in the aggregate, it was expected that certain fees and expenses, including advisory fees, would increase for certain funds. At the same time, Columbia Management presented the Committee with proposals to provide for consistent administrative services fee schedules across funds in the same asset class, reduced custody fee rates and a consistent transfer agency fee schedule across the funds, as well as initial proposals to merge various funds. In connection with these proposals, the Committee and the trustees considered a proposal by Columbia Management to contractually limit the total operating expenses (exclusive of brokerage commissions, interest (but including custodial charges relating to overdrafts), taxes and extraordinary expenses, after giving effect to any balance credits from each fund's custodian) of class A shares of funds, the expenses of which exceed the median expenses of such fund's class A shares peer group (as determined from time to time, generally annually, by an independent third-party data provider), to such median expenses (or a lower, agreed-upon rate), and to limit the total expenses of such funds' other classes to a corresponding amount, adjusted to reflect any class-specific expenses (including transfer agency fees and payments under any distribution plan, shareholder servicing plan, and/or plan administration agreement).

The Committee and the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Trust (the "Independent Trustees") requested and evaluated materials from, and were provided materials and information regarding the Advisory Agreements by, Columbia Management. The Committee, at meetings held on April 20, 2010, May 3, 2010, June 7, 2010, July 27, 2010 and August 10, 2010, and the Independent Trustees, at meetings held on April 20, 2010, May 4, 2010, June 7, 2010 and August 11, 2010, reviewed the materials provided in connection with their consideration of the Advisory Agreements and other matters relating to the proposals and discussed them with representatives of Columbia Management. The Committee and the Independent Trustees also reviewed and considered information that they had previously received in connection with their most recent consideration and approval of the current investment management services agreements with Columbia Management. They also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standards for consideration by the trustees and otherwise assisted the trustees in their deliberations. The trustees also met with, and reviewed and considered a report prepared and provided by, the independent fee consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia Management Advisors, LLC, the Affected Funds' previous adviser, with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). Under the NYAG Settlement, the Fee Consultant's role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms' length and reasonable. On August 10, 2010, the Committee recommended that the trustees approve the Advisory Agreements. On September 14, 2010, the trustees, including a majority of the Independent Trustees, approved

29

the Advisory Agreement for each Affected Fund, subject to shareholder approval.

The trustees considered all materials that they, their legal counsel or Columbia Management believed reasonably necessary to evaluate and to determine whether to approve the Advisory Agreements. The factors considered by the Committee and the trustees in recommending approval and approving the Advisory Agreement for each Affected Fund included the following:

•  The expected benefits of continuing to retain Columbia Management as the Affected Funds' investment manager;

•  The terms and conditions of the Advisory Agreements, including the increase or decrease, as applicable, in the advisory fee schedule for each Affected Fund;

•  The impact of the proposed changes in investment advisory fee rates, as well as proposed changes in administrative services, transfer agency and custody fee rates, on each Affected Fund's total expense ratio;

•  The willingness of Columbia Management to agree to contractually limit or cap total operating expenses for Columbia Mid Cap Growth Fund so that total operating expenses (exclusive of brokerage commissions, interest (but including custodial charges relating to overdrafts), taxes and extraordinary expenses, after giving effect to any balance credits from each fund's custodian) of class A shares would not exceed the median expenses of such fund's class A shares peer group (as determined from time to time, generally annually, by an independent third-party data provider);

•  That Columbia Management, and not any Affected Fund, would bear the costs of obtaining any necessary shareholder approvals of the Advisory Agreements;

•  The expected impact on expenses for certain Affected Funds of proposed mergers; and

•  The expected benefits of further integrating the Combined Fund Complex by:

o  Standardizing total management fees across similar funds in the Combined Fund Complex to promote comparability of pricing among a menu of funds available to investors, including through exchange privileges; and

o  Aligning investment advisory fee rates across funds in the Combined Fund Complex that are in the same investment category (e.g., the amendment would align the investment advisory fee rates of Columbia Large Cap Growth Fund with those of all other actively managed large-cap funds in the Combined Fund Complex).

Nature, Extent and Quality of Services Provided under the Advisory Agreements

The trustees considered the nature, extent and quality of services provided to the Affected Funds by Columbia Management and its affiliates under the Advisory Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Affected Funds by Columbia Management and its affiliates. The trustees considered, among other things, the ability of Columbia Management to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including Columbia Management's personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the trade execution services provided on behalf of the Affected Funds and the quality of Columbia Management's investment research capabilities and the other resources that it devotes to each Affected Fund. For each Affected Fund, the trustees also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the nature, extent and quality of the services to be provided to each Affected Fund under the Advisory Agreements supported the approval of the Advisory Agreements.

Investment Performance

The trustees reviewed information about the performance of each Affected Fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each Affected Fund to the performance of peer groups of mutual funds and performance benchmarks. The trustees also reviewed a description of the third party's methodology for identifying each Fund's peer group for purposes of performance and expense comparisons. In the case of each Affected Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the trustees concluded that other factors relevant to performance were sufficient, in light of

30

other considerations, to warrant approval of the Affected Fund's Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Affected Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Affected Fund's investment strategy and policies and that the Affected Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Affected Fund's investment strategy; (iii) that the Affected Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that Columbia Management had taken or was taking steps designed to help improve the Affected Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The trustees noted that, through February 28, 2010, Columbia Mid Cap Growth Fund's performance was in the third quintile (where the best performance would be in the first quintile) for the one-year period and in the second quintile for the three- and five-year periods of the peer group selected by an independent third-party data provider for the purposes of performance comparisons.

After reviewing those and related factors, the trustees concluded, within the context of their overall conclusions regarding each of the Advisory Agreements, that the performance of each Affected Fund and Columbia Management was sufficient, in light of other considerations, to warrant the approval of the Advisory Agreement pertaining to that Affected Fund.

Investment Advisory Fee Rates and Other Expenses

The trustees considered that the Advisory Agreement for Columbia Mid Cap Growth Fund would decrease the contractual investment advisory fee rates payable by that Fund and would be otherwise identical to that Fund's current investment management services agreement. The trustees reviewed and considered information that they had previously received in connection with the most recent approval of Columbia Mid Cap Growth Fund's current investment management services agreement with Columbia Management.

After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the advisory fee rates under the Advisory Agreements and anticipated total expenses of each Affected Fund supported the approval of the Advisory Agreements.

Costs of Services Provided and Profitability

The trustees considered information about the advisory fees charged by Columbia Management to comparable institutional accounts. In considering the fees charged to those accounts, the trustees took into account, among other things, Columbia Management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia Management, and the additional resources required to manage mutual funds effectively. In evaluating each Affected Fund's proposed advisory fees, the trustees also took into account the demands, complexity and quality of the investment management of the Affected Fund.

The trustees also considered the compensation directly or indirectly received by Columbia Management and its affiliates in connection with their relationships with the Affected Funds. The trustees reviewed information provided by management as to the projected profitability to Columbia Management and its affiliates of their relationships with each Affected Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant Affected Funds, the current and anticipated expense levels of each Affected Fund, and the implementation of breakpoints and/or expense limitations with respect to each Affected Fund.

After reviewing those and related factors, the trustees concluded, within the context of their overall conclusions, that the proposed changes to the advisory fees, and the related profitability to Columbia Management and its affiliates of their relationships with the Affected Fund, supported the approval of the Advisory Agreement pertaining to that Affected Fund.

Economies of Scale

The trustees considered the existence of any economies of scale in the provision by Columbia Management of services to each Affected Fund, to groups of related funds and to Columbia Management's investment advisory clients as a whole, and whether those economies of scale were shared with the Affected Funds through breakpoints in the proposed investment advisory fees or other means, such as expense limitation arrangements and additional investments by Columbia Management in investment, trading and compliance resources. The trustees noted that all of the Affected Funds were expected to benefit from breakpoints and/or expense limitation

31

arrangements. In considering those issues, the trustees also took note of the costs of the services to be provided (both on an absolute and relative basis) and the projected profitability to Columbia Management and its affiliates of their relationships with the Affected Funds, as discussed above. The trustees also noted the expected expense synergies and other anticipated benefits to Columbia Management and fund shareholders of both the rationalization of fees and expenses and the proposed mergers of certain Affected Funds. After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Affected Funds supported the approval of the Advisory Agreements.

Other Benefits to Columbia Management

The trustees received and considered information regarding any expected "fall-out" or ancillary benefits to be received by Columbia Management and its affiliates as a result of their relationships with the Affected Funds, such as the provision by Columbia Management of administrative services to the Affected Funds and the provision by Columbia Management's affiliates of distribution and transfer agency services to the Affected Funds, and how the proposed rationalization of fees and expenses might affect such benefits, including the fact that to the extent fees payable by the Affected Funds decrease, and the fees for such Funds were subject to a contractual limit or cap on expenses, Columbia Management may pay less in expense reimbursements. The trustees considered that the Affected Funds' distributor, an affiliate of Columbia Management, retains a portion of the distribution fees from the Affected Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Affected Funds, and that other affiliates of Columbia Management receive various forms of compensation in connection with their sale of shares of the Affected Funds. The trustees also considered the benefits of research made available to Columbia Management by reason of brokerage commissions generated by the Affected Funds' securities transactions, and reviewed information about Columbia Management's practices with respect to allocating portfolio brokerage and the use of "soft" commission dollars to pay for research. The trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The trustees recognized that Columbia Management's profitability would be somewhat lower without these benefits.

In their deliberations, the trustees did not identify any single item that was paramount or controlling and individual trustees may have attributed different weights to various factors. The trustees also evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Affected Fund.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel and the Fee Consultant, the trustees, including the Independent Trustees, approved each Advisory Agreement.

32

Summary of Management Fee Evaluation by Independent Fee Consultant

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

September 21, 2010

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As has been the case with my previous reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Atlantic Funds (the "Transaction"). The Transaction, which closed on April 30, 2010,3 resulted in the termination of the existing Investment Management Agreements with CMA. Prior to the closing of the Transaction, the Trustees and the shareholders of the Funds approved new Advisory and Administrative Agreements with an Ameriprise subsidiary now called Columbia Management Investment Advisers, LLC ("CMIA"). Those Agreements did not change the rates paid by the Funds from the levels specified in the former agreements with CMA.

CMIA serves as the adviser of funds supervised by three different Boards of Trustees: the Atlantic, Nations, and RiverSource Boards, and a subsidiary of CMIA serves as adviser to funds overseen by a fourth Board, Columbia/Wanger. After reviewing the range of funds overseen by all four Boards, CMIA proposed a series of changes intended, among other things, to rationalize its mutual fund product offerings (by, for example, proposing to merge funds with similar investment strategies) and the fees charged to the funds by CMIA and its affiliates. These proposals included (1) changes to the advisory fees paid by certain funds, (2) changes to administrative and similar fees paid by certain funds, (3) changes to the transfer agency, sub-transfer agency, custody, and pricing/bookkeeping fees paid by the Funds, and (4) mergers involving more than 60 funds. CMIA asked the Trustees to consider these proposals together. This report, consistent with and (to the extent applicable) in fulfillment of the terms of the AOD, will focus on changes to advisory and aggregate management fees and discuss other proposals insofar as they affect total fund expenses, which may be a relevant factor in considering the appropriate level of advisory and management fees (defined for purposes of this report as advisory plus administrative fees).

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

3  CMIA, Materials Prepared for the Atlantic Fees and Expense Committee, June 7, 2010 ("June 7 Materials"), Tab 1 at p. 1.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

33

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

II. Findings

1.  Based upon my examination of the information supplied by CMIA and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed contractual advisory and/or administrative fee changes at any asset level for each affected Atlantic Fund (each a "Fee Change Fund").

2.  In my view, the process by which the proposed management fees of each Fee Change Fund have been negotiated with CMIA thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

3.  There are 25 Funds for which CMIA has proposed an increase either in the contractual advisory or management fee (each a "Fee Increase Fund"). Seven of these Funds have a combination of higher contractual advisory fees and either lower or unchanged contractual management fees. The remaining 18 Funds have higher contractual management fees with the majority resulting from higher contractual advisory fees. For five Funds, however, the higher management fees result from a combination of lower advisory fees and higher administrative fees.

4.  The actual management fee, computed on the basis of assets as of October 31, 2009, would increase for 16 of the Fee Increase Funds after accounting for CMIA's proposed expense limitation program, non-management fee changes, and proposed mergers. Seven Funds would have lower actual management fees, and two would experience no change in actual management fees.

5.  Sixteen of the 25 Fee Increase Funds have generally median or better-than-median performance. Only one Fee Increase Fund—High Yield Opportunity Fund—would be identified for further review based on performance criteria used by the Trustees in past contract review processes.

6.  CMIA proposed that the Funds and most other mutual funds it or its affiliates advise or sponsor (together, the "CMIA Funds") be subject to a contractual expense limitation calculated as the median of the relevant fund's Lipper expense group. As a result, all Fee Increase Funds are projected to have total expenses in the first, second, or third quintiles after full implementation of the proposed fee changes, expense limitations, and mergers. The expense limitation would be recalculated every year based on updated Lipper data. An analysis of the changes in median expenses for 2009 and 2010 indicates that some Funds are likely to experience sizable changes in their expense limits. Some Funds would have higher-than-median actual management fees notwithstanding the newly-established expense limitations.

7.  CMIA reviewed differences between management of retail mutual funds and advising institutional accounts and supplied charts plotting contractual and actual institutional and fund fees against assets in various investment categories. The data showed that mutual fund fees are often lower at small asset levels reflecting CMIA's reimbursement of fund expenses. At higher asset levels, mutual fund fees typically exceed institutional fees.

8.  CMIA provided fund-by-fund projected profitability data. Due to the significant changes in the operations of the Funds (including the change of the Funds' investment adviser), historical profitability data was judged to have little relevance.

9.  CMIA provided projections of both the cumulative benefit to CMIA Fund shareholders of all aspects of its proposals (including proposed mergers) and the synergies in the form of decreased expenses that would benefit CMIA and its parent, Ameriprise.

34

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Mid Cap Growth Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

37

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Mid Cap Growth Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1635 A (04/11)

Columbia Small Cap Growth Fund I

Semiannual Report for the Period Ended February 28, 2011

Not FDIC insured • No bank guarantee • May lose value

Performance Information	1

Understanding Your Expenses	2

Investment Portfolio	3

Statement of Assets and Liabilities	8

Statement of Operations	10

Statement of Changes in Net Assets	11

Financial Highlights	13

Notes to Financial Statements	20

Board Consideration and Approval of Advisory Agreements	28

Summary of Management Fee Evaluation by Independent Fee Consultant	32

Important Information About This Report	37

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

>  A singular focus on our shareholders

Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

>  First-class research and thought leadership

We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

>  A disciplined investment approach

We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Performance Information – Columbia Small Cap Growth Fund I

Average annual total return as of 02/28/11 (%)

Share class	A		B		C		I	R	Y	Z
Inception	11/01/05		11/01/05		11/01/05		09/27/10	09/27/10	07/15/09	10/01/96
Sales charge	without	with	without	with	without	with	without	without	without	without
6-month (cumulative)	39.70	31.65	39.14	34.14	39.14	38.14	n/a	n/a	39.92	39.86
1-year	37.08	29.22	36.04	31.04	36.04	35.04	n/a	n/a	37.61	37.43
5-year	6.47	5.22	5.67	5.34	5.67	5.67	n/a	n/a	6.78	6.73
10-year/Life	6.65	6.02	6.23	6.23	6.23	6.23	24.27	23.94	6.81	6.79

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I, Class Y and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with a distribution (Rule 12b-1) fee. Class I, Class R, Class Y and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C and Class Y are newer classes of shares. Class A, Class B and Class Y shares performance information includes the performance of Class Z shares (the oldest existing share class) for periods prior to their inception. These returns reflect differences in sales charges, but have not been restated to reflect any differences in expenses (such as distribution and service (Rule 12b-1) fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of Class A, Class B, and Class C shares would have been lower, since these classes of shares are subject to distribution and service (Rule 12b-1) fees. Class A, Class B and Class C shares were initially offered on November 1, 2005, Class I and Class R shares were initially offered on September 27, 2010. Class Y shares were initially offered on July 15, 2009 and Class Z shares were initially offered on October 1, 1996.

1The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

2The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 02/28/11

+39.70%

Class A shares (without sales charge)

+40.76%

Russell 2000 Growth Index[1]

+37.55%

Russell 2000 Index[2]

Net asset value per share

as of 02/28/11 ($)
Class A	32.90
Class B	31.78
Class C	31.78
Class I	33.38
Class R	32.87
Class Y	33.37
Class Z	33.30

1

Understanding Your Expenses – Columbia Small Cap Growth Fund I

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/10 – 02/28/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)			Expenses paid during the period ($)			Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,397.00		1,018.25	7.85		6.61	1.32
Class B	1,000.00	1,000.00	1,391.40		1,014.53	12.27		10.34	2.07
Class C	1,000.00	1,000.00	1,391.40		1,014.53	12.27		10.34	2.07
Class I	1,000.00	1,000.00	1,020.33	*	1,054.00	4.51	*	3.90	0.90
Class R	1,000.00	1,000.00	1,017.36	*	1,053.20	7.50	*	6.50	1.50
Class Y	1,000.00	1,000.00	1,399.20		1,020.33	5.35		4.51	0.90
Class Z	1,000.00	1,000.00	1,398.60		1,019.49	6.36		5.36	1.07

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

*For the period September 27, 2010 through February 28, 2011. Class I and Class R shares commenced operations on September 27, 2010.

2

Investment Portfolio – Columbia Small Cap Growth Fund I

February 28, 2011 (Unaudited)

Common Stocks – 96.7%
	Shares	Value ($)
Consumer Discretionary – 18.1%
Auto Components – 1.9%
Cooper Tire & Rubber Co.	327,605	7,685,613
Tenneco, Inc. (a)	411,800	16,422,584
Auto Components Total		24,108,197
Diversified Consumer Services – 1.6%
Capella Education Co. (a)	133,136	7,677,953
Coinstar, Inc. (a)	186,900	7,976,892
Grand Canyon Education, Inc. (a)	269,321	4,330,682
Diversified Consumer Services Total		19,985,527
Hotels, Restaurants & Leisure – 1.2%
BJ's Restaurants, Inc. (a)	251,910	9,056,164
Summit Hotel Properties, Inc. (a)	654,041	6,376,900
Hotels, Restaurants & Leisure Total		15,433,064
Household Durables – 3.3%
SodaStream International Ltd. (a)	307,500	13,600,725
Tempur-Pedic International, Inc. (a)	613,865	28,814,823
Household Durables Total		42,415,548
Internet & Catalog Retail – 0.7%
Shutterfly, Inc. (a)	221,002	9,436,785
Internet & Catalog Retail Total		9,436,785
Leisure Equipment & Products – 0.5%
Polaris Industries, Inc.	91,055	6,870,100
Leisure Equipment & Products Total		6,870,100
Media – 1.6%
Cinemark Holdings, Inc.	458,600	9,208,688
Imax Corp. (a)	256,145	6,790,404
Knology, Inc. (a)	284,182	3,955,813
Media Total		19,954,905
Multiline Retail – 0.4%
Gordmans Stores, Inc. (a)	365,358	5,473,063
Multiline Retail Total		5,473,063
Specialty Retail – 3.0%
Body Central Corp. (a)	551,847	9,414,510
Pier 1 Imports, Inc. (a)	625,075	6,300,756
Rue21, Inc. (a)	195,800	6,856,916
Vitamin Shoppe, Inc. (a)	448,515	15,603,837
Specialty Retail Total		38,176,019
Textiles, Apparel & Luxury Goods – 3.9%
CROCS, Inc. (a)	847,355	14,955,816
Deckers Outdoor Corp. (a)	143,655	12,673,244

	Shares	Value ($)
Lululemon Athletica, Inc. (a)	192,330	14,922,885
Warnaco Group, Inc. (a)	116,130	6,817,992
Textiles, Apparel & Luxury Goods Total		49,369,937
Consumer Discretionary Total		231,223,145
Consumer Staples – 2.0%
Food & Staples Retailing – 0.5%
Casey's General Stores, Inc.	163,500	6,714,945
Food & Staples Retailing Total		6,714,945
Food Products – 0.7%
Diamond Foods, Inc.	180,200	9,181,190
Food Products Total		9,181,190
Personal Products – 0.8%
Elizabeth Arden, Inc. (a)	330,511	9,614,565
Personal Products Total		9,614,565
Consumer Staples Total		25,510,700
Energy – 7.6%
Energy Equipment & Services – 1.9%
Complete Production Services, Inc. (a)	369,035	10,631,898
Dril-Quip, Inc. (a)	73,845	5,663,912
Hercules Offshore, Inc. (a)	1,482,400	7,323,056
Energy Equipment & Services Total		23,618,866
Oil, Gas & Consumable Fuels – 5.7%
BPZ Resources, Inc. (a)	1,333,900	8,670,350
Brigham Exploration Co. (a)	217,200	7,945,176
Carrizo Oil & Gas, Inc. (a)	176,500	6,569,330
Energy XXI Bermuda Ltd. (a)	301,107	10,382,169
McMoRan Exploration Co. (a)	357,447	6,255,323
Oasis Petroleum, Inc. (a)	246,195	8,498,651
Resolute Energy Corp. (a)	433,970	7,867,876
Rosetta Resources, Inc. (a)	158,992	7,211,877
World Fuel Services Corp.	232,265	9,625,062
Oil, Gas & Consumable Fuels Total		73,025,814
Energy Total		96,644,680
Financials – 5.7%
Capital Markets – 0.5%
Stifel Financial Corp. (a)	97,540	6,997,519
Capital Markets Total		6,997,519

See Accompanying Notes to Financial Statements.

3

Columbia Small Cap Growth Fund I

February 28, 2011 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Commercial Banks – 1.8%
Center Financial Corp. (a)	942,180	7,509,175
Pacific Continental Corp.	74,199	747,184
Signature Bank (a)	283,050	14,687,464
Commercial Banks Total		22,943,823
Consumer Finance – 1.2%
Dollar Financial Corp. (a)	63,529	1,358,885
EZCORP, Inc., Class A (a)	283,855	8,140,962
Netspend Holdings, Inc. (a)	437,838	5,740,056
Consumer Finance Total		15,239,903
Diversified Financial Services – 1.3%
Gain Capital Holdings, Inc. (a)	730,832	5,656,640
Portfolio Recovery Associates, Inc. (a)	124,900	10,410,415
Diversified Financial Services Total		16,067,055
Real Estate Investment Trusts (REITs) – 0.9%
FelCor Lodging Trust, Inc. (a)	678,255	5,134,390
Tanger Factory Outlet Centers	257,790	6,870,104
Real Estate Investment Trusts (REITs) Total		12,004,494
Financials Total		73,252,794
Health Care – 15.9%
Biotechnology – 3.4%
Acorda Therapeutics, Inc. (a)	140,865	2,953,939
Alexion Pharmaceuticals, Inc. (a)	57,985	5,582,796
Amarin Corp. PLC, ADR (a)	574,200	4,438,566
Ardea Biosciences, Inc. (a)	258,013	6,839,924
Cubist Pharmaceuticals, Inc. (a)	214,770	4,709,906
Halozyme Therapeutics, Inc. (a)	491,452	3,395,933
Ironwood Pharmaceuticals, Inc. (a)	354,355	4,333,762
Momenta Pharmaceuticals, Inc. (a)	263,595	3,658,699
Onyx Pharmaceuticals, Inc. (a)	208,159	7,335,523
Biotechnology Total		43,249,048
Health Care Equipment & Supplies – 3.9%
Align Technology, Inc. (a)	496,524	10,352,526
DexCom, Inc. (a)	339,313	4,964,149
ICU Medical, Inc. (a)	135,595	5,693,634
Insulet Corp. (a)	331,689	5,870,895
Masimo Corp.	414,124	12,481,697
NuVasive, Inc. (a)	390,760	10,445,015
Health Care Equipment & Supplies Total		49,807,916
Health Care Providers & Services – 4.1%
Brookdale Senior Living, Inc. (a)	411,190	11,056,899
Catalyst Health Solutions, Inc. (a)	168,087	7,599,213

	Shares	Value ($)
HMS Holdings Corp. (a)	169,371	12,797,673
IPC The Hospitalist Co., Inc. (a)	356,200	14,532,960
PSS World Medical, Inc. (a)	258,551	6,727,497
Health Care Providers & Services Total		52,714,242
Health Care Technology – 0.7%
Omnicell, Inc. (a)	618,538	8,313,151
Health Care Technology Total		8,313,151
Life Sciences Tools & Services – 1.1%
Fluidigm Corp. (a)	456,062	6,444,156
ICON PLC, ADR (a)	400,989	7,975,671
Life Sciences Tools & Services Total		14,419,827
Pharmaceuticals – 2.7%
Auxilium Pharmaceuticals, Inc. (a)	180,490	4,055,610
Impax Laboratories, Inc. (a)	703,490	14,484,859
MAP Pharmaceuticals, Inc. (a)	320,005	5,161,681
Salix Pharmaceuticals Ltd. (a)	313,970	10,467,760
Pharmaceuticals Total		34,169,910
Health Care Total		202,674,094
Industrials – 14.5%
Aerospace & Defense – 1.7%
Global Defense Technology & Systems, Inc. (a)	124,911	2,042,295
Hexcel Corp. (a)	580,600	10,770,130
LMI Aerospace, Inc. (a)	519,619	9,332,357
Aerospace & Defense Total		22,144,782
Air Freight & Logistics – 0.7%
Atlas Air Worldwide Holdings, Inc. (a)	121,951	8,326,814
Air Freight & Logistics Total		8,326,814
Commercial Services & Supplies – 0.7%
Tetra Tech, Inc. (a)	384,005	9,024,118
Commercial Services & Supplies Total		9,024,118
Construction & Engineering – 0.9%
Great Lakes Dredge & Dock Corp.	786,755	6,191,762
Sterling Construction Co., Inc. (a)	406,173	5,320,866
Construction & Engineering Total		11,512,628
Electrical Equipment – 0.6%
Regal-Beloit Corp.	101,642	7,414,784
Electrical Equipment Total		7,414,784

See Accompanying Notes to Financial Statements.

4

Columbia Small Cap Growth Fund I

February 28, 2011 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Machinery – 5.2%
ArvinMeritor, Inc. (a)	836,790	14,995,277
Chart Industries, Inc. (a)	161,000	7,307,790
Columbus McKinnon Corp. (a)	324,950	5,611,887
Lindsay Corp.	153,725	10,854,522
Robbins & Myers, Inc.	255,850	10,906,885
Tennant Co.	207,915	8,451,745
Trinity Industries, Inc.	252,900	7,877,835
Machinery Total		66,005,941
Professional Services – 2.5%
Advisory Board Co. (a)	165,147	8,448,921
Corporate Executive Board Co.	236,600	9,480,562
CoStar Group, Inc. (a)	112,300	6,364,041
Korn/Ferry International (a)	361,012	8,252,734
Professional Services Total		32,546,258
Road & Rail – 1.4%
Dollar Thrifty Automotive Group, Inc. (a)	112,388	5,968,927
Genesee & Wyoming, Inc., Class A (a)	135,490	7,057,674
Roadrunner Transportation Systems, Inc. (a)	386,779	5,449,716
Road & Rail Total		18,476,317
Trading Companies & Distributors – 0.8%
TAL International Group, Inc.	284,922	9,938,079
Trading Companies & Distributors Total		9,938,079
Industrials Total		185,389,721
Information Technology – 27.0%
Communications Equipment – 3.1%
Acme Packet, Inc. (a)	90,600	6,816,744
ADTRAN, Inc.	141,100	6,417,228
Aruba Networks, Inc. (a)	508,095	15,471,493
Riverbed Technology, Inc. (a)	255,200	10,537,208
Communications Equipment Total		39,242,673
Electronic Equipment, Instruments & Components – 1.9%
DTS, Inc. (a)	361,855	16,410,124
Universal Display Corp. (a)	199,000	8,375,910
Electronic Equipment, Instruments & Components Total		24,786,034

	Shares	Value ($)
Internet Software & Services – 5.5%
Ancestry.com, Inc. (a)	198,730	6,530,268
Dice Holdings, Inc. (a)	568,971	7,811,972
IntraLinks Holdings, Inc. (a)	596,221	16,807,470
KIT Digital, Inc. (a)	345,549	4,495,592
LogMeIn, Inc. (a)	297,985	10,694,682
OpenTable, Inc. (a)	109,100	9,695,717
RightNow Technologies, Inc. (a)	234,600	6,261,474
Vocus, Inc. (a)	338,853	8,234,128
Internet Software & Services Total		70,531,303
IT Services – 3.2%
ExlService Holdings, Inc. (a)	309,469	6,876,401
VeriFone Systems, Inc. (a)	550,160	24,999,271
Wright Express Corp. (a)	179,719	9,165,669
IT Services Total		41,041,341
Semiconductors & Semiconductor Equipment – 3.8%
Cirrus Logic, Inc. (a)	327,300	7,642,455
Cymer, Inc. (a)	170,600	8,632,360
Entropic Communications, Inc. (a)	683,200	6,326,432
MIPS Technologies, Inc. (a)	533,800	6,496,346
Nanometrics, Inc. (a)	333,200	6,004,264
Semtech Corp. (a)	283,400	6,710,912
Volterra Semiconductor Corp. (a)	240,515	6,068,193
Semiconductors & Semiconductor Equipment Total		47,880,962
Software – 9.5%
BroadSoft, Inc. (a)	182,192	6,431,378
Concur Technologies, Inc. (a)	243,138	12,650,470
Fortinet, Inc. (a)	407,365	16,636,787
Kenexa Corp. (a)	388,000	8,997,720
Netscout Systems, Inc. (a)	256,265	6,404,062
Parametric Technology Corp. (a)	402,000	9,527,400
RealPage, Inc. (a)	329,738	8,177,502
SuccessFactors, Inc. (a)	572,314	20,551,796
TIBCO Software, Inc. (a)	989,175	24,353,488
VanceInfo Technologies, Inc., ADR (a)	229,235	7,610,602
Software Total		121,341,205
Information Technology Total		344,823,518
Materials – 5.9%
Chemicals – 1.1%
Solutia, Inc. (a)	620,235	14,395,655
Chemicals Total		14,395,655

See Accompanying Notes to Financial Statements.

5

Columbia Small Cap Growth Fund I

February 28, 2011 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Metals & Mining – 4.8%
Coeur d'Alene Mines Corp. (a)	295,600	9,314,356
Globe Specialty Metals, Inc.	331,700	7,725,293
HudBay Minerals, Inc.	637,329	11,053,465
Stillwater Mining Co. (a)	815,616	19,468,754
Thompson Creek Metals Co., Inc. (a)	972,775	12,821,174
Metals & Mining Total		60,383,042
Materials Total		74,778,697
Total Common Stocks (cost of $930,056,807)		1,234,297,349
Short-Term Obligation – 3.7%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/28/11, due 03/01/11 at 0.080%, collateralized by a U.S. Treasury obligation maturing 02/28/18, market value $48,730,125 (repurchase proceeds $47,770,106)	47,770,000	47,770,000
Total Short-Term Obligation (cost of $47,770,000)		47,770,000
Total Investments – 100.4% (cost of $977,826,807) (b)		1,282,067,349
Other Assets & Liabilities, Net – (0.4)%		(5,620,917)
Net Assets – 100.0%		1,276,446,432

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $977,826,807.

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

• Level 1—Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

• Level 2—Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3—Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements—Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of February 28, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$1,234,297,349	$—	$—	$1,234,297,349
Total Short-Term Obligation	—	47,770,000	—	47,770,000
Total Investments	$1,234,297,349	$47,770,000	$—	$1,282,067,349

The Fund's assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the premium or discount at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

See Accompanying Notes to Financial Statements.

6

Columbia Small Cap Growth Fund I

February 28, 2011 (Unaudited)

At February 28, 2011, the Fund held investments in the following sectors:

Sector	% of Net Assets
Information Technology	27.0
Consumer Discretionary	18.1
Health Care	15.9
Industrials	14.5
Energy	7.6
Materials	5.9
Financials	5.7
Consumer Staples	2.0
96.7
Short-Term Obligation	3.7
Other Assets & Liabilities, Net	(0.4)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

7

Statement of Assets and Liabilities – Columbia Small Cap Growth Fund I

February 28, 2011 (Unaudited)

		($)
Assets	Investments, at identified cost	977,826,807
	Investments, at value	1,282,067,349
	Cash	239
	Receivable for:
	Investments sold	11,011,057
	Fund shares sold	19,223,357
	Dividends	32,684
	Interest	106
	Trustees' deferred compensation plan	36,499
	Prepaid expenses	2,556
	Total Assets	1,312,373,847
Liabilities	Expense reimbursement due to Investment Manager	214
	Payable for:
	Investments purchased	33,591,172
	Fund shares repurchased	1,017,081
	Investment advisory fee	789,959
	Pricing and bookkeeping fees	11,249
	Transfer agent fee	420,606
	Custody fee	3,241
	Distribution and service fees	35,828
	Chief compliance officer expenses	77
	Trustees' deferred compensation plan	36,499
	Other liabilities	21,489
	Total Liabilities	35,927,415
	Net Assets	1,276,446,432
Net Assets Consist of	Paid-in capital	909,619,840
	Accumulated net investment loss	(4,374,810)
	Accumulated net realized gain	66,960,860
	Net unrealized appreciation on investments	304,240,542
	Net Assets	1,276,446,432

See Accompanying Notes to Financial Statements.

8

Statement of Assets and Liabilities (continued) – Columbia Small Cap Growth Fund I

February 28, 2011 (Unaudited)

Class A	Net assets	$100,815,822
	Shares outstanding	3,064,745
	Net asset value per share	$32.90	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($32.90/0.9425)	$34.91	(b)
Class B	Net assets	$2,799,714
	Shares outstanding	88,086
	Net asset value and offering price per share	$31.78	(a)
Class C	Net assets	$19,621,798
	Shares outstanding	617,398
	Net asset value and offering price per share	$31.78	(a)
Class I (c)	Net assets	$85,872,526
	Shares outstanding	2,572,299
	Net asset value, offering and redemption price per share	$33.38
Class R (c)	Net assets	$3,098
	Shares outstanding	94
	Net asset value, offering and redemption price per share	$32.87	(d)
Class Y	Net assets	$13,439,437
	Shares outstanding	402,692
	Net asset value and offering price per share	$33.37
Class Z	Net assets	$1,053,894,037
	Shares outstanding	31,652,368
	Net asset value and offering price per share	$33.30

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Class I and Class R shares commenced operations on September 27, 2010.

(d)  Net assets value per share rounds to this amount due to fractional shares outstanding.

See Accompanying Notes to Financial Statements.

9

Statement of Operations – Columbia Small Cap Growth Fund I

For the Six Months Ended February 28, 2011 (Unaudited)

		($) (a)
Investment Income	Dividends	1,440,100
	Interest	17,290
	Total Investment Income	1,457,390
Expenses	Investment advisory fee	4,362,909
	Distribution fee:
	Class B	9,470
	Class C	64,854
	Class R	6
	Service fee:
	Class A	104,524
	Class B	3,157
	Class C	21,618
	Transfer agent fee:
	Class A, Class B, Class C, Class R, Class Z	899,679
	Transfer agent fee—Class Y	25
	Pricing and bookkeeping fees	71,405
	Trustees' fees	19,414
	Custody fee	18,543
	Chief compliance officer expenses	681
	Other expenses	173,666
	Total Expenses	5,749,951
	Expense reductions	(153)
	Net Expenses	5,749,798
	Net Investment Loss	(4,292,408)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
	Net realized gain (loss) on:
	Investments	96,278,604
	Foreign currency transactions	(517)
	Net realized gain	96,278,087
	Net change in unrealized appreciation (depreciation) on investments	233,545,485
	Net Gain	329,823,572
	Net Increase Resulting from Operations	325,531,164

(a)  Class I and Class R shares commenced operations on September 27, 2010.

See Accompanying Notes to Financial Statements.

10

Statement of Changes in Net Assets – Columbia Small Cap Growth Fund I

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended February 28, 2011 ($)	Year Ended August 31, 2010 ($)
Operations	Net investment loss	(4,292,408)	(6,786,914)
	Net realized gain on investments, foreign currency transactions and written options	96,278,087	101,767,394
	Net change in unrealized appreciation (depreciation) on investments	233,545,485	(18,161,392)
	Net increase resulting from operations	325,531,164	76,819,088
	Net Capital Stock Transactions	160,471,881	122,791,006
	Total increase in net assets	486,003,045	199,610,094
Net Assets	Beginning of period	790,443,387	590,833,293
	End of period	1,276,446,432	790,443,387
	Accumulated net investment loss, at end of period	(4,374,810)	(82,402)

See Accompanying Notes to Financial Statements.

11

Statement of Changes in Net Assets (continued) – Columbia Small Cap Growth Fund I

	Capital Stock Activity
	(Unaudited) Six Months Ended February 28, 2011 (a)(b)		Year Ended August 31, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	793,084	23,416,633	1,113,991	27,211,950
Redemptions	(371,671)	(10,994,331)	(1,082,435)	(26,475,220)
Net increase	421,413	12,422,302	31,556	736,730
Class B
Subscriptions	6,802	197,466	13,063	300,178
Redemptions	(13,067)	(359,069)	(47,461)	(1,127,943)
Net decrease	(6,265)	(161,603)	(34,398)	(827,765)
Class C
Subscriptions	74,466	2,125,137	219,503	5,185,730
Redemptions	(65,506)	(1,873,011)	(107,156)	(2,548,963)
Net increase	8,960	252,126	112,347	2,636,767
Class I
Subscriptions	2,710,913	87,741,510	—	—
Redemptions	(138,614)	(4,403,150)	—	—
Net increase	2,572,299	83,338,360	—	—
Class R
Subscriptions	94	2,500	—	—
Net increase	94	2,500	—	—
Class Y
Redemptions	(172,167)	(5,700,000)	(102,318)	(2,700,000)
Net decrease	(172,167)	(5,700,000)	(102,318)	(2,700,000)
Class Z
Subscriptions	5,733,396	173,590,241	11,380,057	276,508,206
Redemptions	(3,412,662)	(103,272,045)	(6,309,766)	(153,562,932)
Net increase	2,320,734	70,318,196	5,070,291	122,945,274

(a)  Class I and Class R shares commenced operations on September 27, 2010.

(b)  Class I and Class R shares reflect activity for the period September 27, 2010 through February 28, 2011.

See Accompanying Notes to Financial Statements.

12

Financial Highlights – Columbia Small Cap Growth Fund I

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,								Period Ended August 31,
Class A Shares	2011		2010		2009		2008		2007		2006 (a)
Net Asset Value, Beginning of Period	$23.55		$20.82		$27.82		$31.69		$30.29		$27.47
Income from Investment Operations:
Net investment loss (b)	(0.15)		(0.26)		(0.19)		(0.24)		(0.25)		(0.30)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	9.50		2.99		(6.81)		0.17		6.38		4.01
Total from investment operations	9.35		2.73		(7.00)		(0.07)		6.13		3.71
Less Distributions to Shareholders:
From net realized gains	—		—		—		(3.80)		(4.73)		(0.89)
Net Asset Value, End of Period	$32.90		$23.55		$20.82		$27.82		$31.69		$30.29
Total return (c)	39.70	%(d)	13.11%		(25.16	)%(e)	(1.34	)%(f)	21.96%		13.73	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.32	%(h)	1.32%		1.37%		1.37%		1.40%		1.46	%(h)
Interest expense	—		—	%(i)	—		—		—	%(i)	—	%(h)(i)
Net expenses (g)	1.32	%(h)	1.32%		1.37%		1.37%		1.40%		1.46	%(h)
Waiver/Reimbursement	—		—		0.03%		—		—		—
Net investment loss (g)	(1.04	)%(h)	(1.10)%		(1.01)%		(0.82)%		(0.82)%		(1.15	)%(h)
Portfolio turnover rate	60	%(d)	144%		149%		165%		151%		109	%(d)
Net assets, end of period (000s)	$100,816		$62,261		$54,384		$44,184		$18,430		$2,836

(a)  Class A shares were initially offered on November 1, 2005.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

13

Financial Highlights – Columbia Small Cap Growth Fund I

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,								Period Ended August 31,
Class B Shares	2011		2010		2009		2008		2007		2006 (a)
Net Asset Value, Beginning of Period	$22.84		$20.35		$27.39		$31.26		$30.14		$27.47
Income from Investment Operations:
Net investment loss (b)	(0.25)		(0.43)		(0.32)		(0.45)		(0.48)		(0.50)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	9.19		2.92		(6.72)		0.14		6.33		4.06
Total from investment operations	8.94		2.49		(7.04)		(0.31)		5.85		3.56
Less Distributions to Shareholders:
From net realized gains	—		—		—		(3.56)		(4.73)		(0.89)
Net Asset Value, End of Period	$31.78		$22.84		$20.35		$27.39		$31.26		$30.14
Total return (c)	39.14	%(d)	12.24%		(25.70	)%(e)	(2.10	)%(f)	21.05%		13.17	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	2.07	%(h)	2.07%		2.12%		2.12%		2.15%		2.21	%(h)
Interest expense	—		—	%(i)	—		—		—	%(i)	—	%(h)(i)
Net expenses (g)	2.07	%(h)	2.07%		2.12%		2.12%		2.15%		2.21	%(h)
Waiver/Reimbursement	—		—		0.03%		—		—		—
Net investment loss (g)	(1.79	)%(h)	(1.84)%		(1.75)%		(1.57)%		(1.57)%		(1.92	)%(h)
Portfolio turnover rate	60	%(d)	144%		149%		165%		151%		109	%(d)
Net assets, end of period (000s)	$2,800		$2,155		$2,620		$2,812		$1,254		$521

(a)  Class B shares were initially offered on November 1, 2005.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia Small Cap Growth Fund I

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,								Period Ended August 31,
Class C Shares	2011		2010		2009		2008		2007		2006 (a)
Net Asset Value, Beginning of Period	$22.84		$20.35		$27.37		$31.25		$30.14		$27.47
Income from Investment Operations:
Net investment loss (b)	(0.25)		(0.44)		(0.32)		(0.44)		(0.48)		(0.49)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	9.19		2.93		(6.70)		0.12		6.32		4.05
Total from investment operations	8.94		2.49		(7.02)		(0.32)		5.84		3.56
Less Distributions to Shareholders:
From net realized gains	—		—		—		(3.56)		(4.73)		(0.89)
Net Asset Value, End of Period	$31.78		$22.84		$20.35		$27.37		$31.25		$30.14
Total return (c)	39.14	%(d)	12.24%		(25.65	)%(e)	(2.14	)%(f)	21.02%		13.17	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	2.07	%(h)	2.07%		2.12%		2.12%		2.15%		2.21	%(h)
Interest expense	—		—	%(i)	—		—		—	%(i)	—	%(h)(i)
Net expenses (g)	2.07	%(h)	2.07%		2.12%		2.12%		2.15%		2.21	%(h)
Waiver/Reimbursement	—		—		0.03%		—		—		—
Net investment loss (g)	(1.79	)%(h)	(1.85)%		(1.75)%		(1.57)%		(1.56)%		(1.92	)%(h)
Portfolio turnover rate	60	%(d)	144%		149%		165%		151%		109	%(d)
Net assets, end of period (000s)	$19,622		$13,897		$10,093		$8,382		$2,303		$427

(a)  Class C shares were initially offered on November 1, 2005.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Small Cap Growth Fund I

Selected data for a share outstanding throughout the period is as follows:

Class I Shares	(Unaudited) Period Ended February 28, 2011 (a)
Net Asset Value, Beginning of Period	$26.86
Income from Investment Operations:
Net investment loss (b)	(0.10)
Net realized and unrealized gain on investments and foreign currency	6.62
Total from investment operations	6.52
Net Asset Value, End of Period	$33.38
Total return (c)(d)	24.27%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)(f)	0.90%
Net investment loss (e)(f)	(0.72)%
Portfolio turnover rate (d)	60%
Net assets, end of period (000s)	$85,873

(a)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  Annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Small Cap Growth Fund I

Selected data for a share outstanding throughout the period is as follows:

Class R Shares	(Unaudited) Period Ended February 28, 2011 (a)
Net Asset Value, Beginning of Period	$26.52
Income from Investment Operations:
Net investment loss (b)	(0.15)
Net realized and unrealized gain on investments and foreign currency	6.50
Total from investment operations	6.35
Net Asset Value, End of Period	$32.87
Total return (c)(d)	23.94%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)(f)	1.50%
Net investment loss (e)(f)	(1.21)%
Portfolio turnover rate (d)	60%
Net assets, end of period (000s)	$3

(a)  Class R shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  Annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Small Cap Growth Fund I

Selected data for a share outstanding throughout each period is as follows:

Class Y Shares	(Unaudited) Six Months Ended February 28, 2011		Year Ended August 31, 2010		Period Ended August 31, 2009 (a)
Net Asset Value, Beginning of Period	$23.85		$21.00		$19.21
Income from Investment Operations:
Net investment loss (b)	(0.09)		(0.17)		(0.03)
Net realized and unrealized gain on investments, foreign currency and written options	9.61		3.02		1.82
Total from investment operations	9.52		2.85		1.79
Net Asset Value, End of Period	$33.37		$23.85		$21.00
Total return (c)	39.92	%(d)	13.57%		9.32	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	0.90	%(f)	0.93%		1.03	%(f)
Interest expense	—		—	%(g)	—
Net expenses (e)	0.90	%(f)	0.93%		1.03	%(f)
Net investment loss (e)	(0.60	)%(f)	(0.70)%		(0.96	)%(f)
Portfolio turnover rate	60	%(d)	144%		149	%(d)
Net assets, end of period (000s)	$13,439		$13,708		$14,222

(a)  Class Y shares commenced operations on July 15, 2009. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Small Cap Growth Fund I

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class Z Shares	2011		2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$23.81		$21.00		$27.99		$31.86		$30.36		$27.80
Income from Investment Operations:
Net investment loss (a)	(0.12)		(0.21)		(0.14)		(0.17)		(0.18)		(0.29)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	9.61		3.02		(6.85)		0.18		6.41		3.74
Total from investment operations	9.49		2.81		(6.99)		0.01		6.23		3.45
Less Distributions to Shareholders:
From net investment income	—		—		—		—		—	(b)	—
From net realized gains	—		—		—		(3.88)		(4.73)		(0.89)
Total distributions to shareholders	—		—		—		(3.88)		(4.73)		(0.89)
Net Asset Value, End of Period	$33.30		$23.81		$21.00		$27.99		$31.86		$30.36
Total return (c)	39.86	%(d)	13.38%		(24.97	)%(e)	(1.09	)%(f)	22.28%		12.64	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.07	%(h)	1.07%		1.12%		1.12%		1.15%		1.20%
Interest expense	—		—	%(i)	—		—		—	%(i)	—	%(i)
Net expenses (g)	1.07	%(h)	1.07%		1.12%		1.12%		1.15%		1.20%
Waiver/Reimbursement	—		—		0.03%		—		—		—	%(i)
Net investment loss (g)	(0.79	)%(h)	(0.85)%		(0.76)%		(0.57)%		(0.59)%		(0.96)%
Portfolio turnover rate	60	%(d)	144%		149%		165%		151%		109%
Net assets, end of period (000s)	$1,053,894		$698,422		$509,514		$354,145		$220,887		$193,493

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

19

Notes to Financial Statements – Columbia Small Cap Growth Fund I

February 28, 2011 (Unaudited)

Note 1. Organization

Columbia Small Cap Growth Fund I (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Standard & Poor's SmallCap 600 Index.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class B, Class C, Class I, Class R, Class Y and Class Z shares. On December 10, 2010, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial) exchanged Class Z shares valued at $13,562,263 for Class I shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds. Class I shares became effective September 27, 2010.

Class R shares are not subject to sales charges and are available only to qualifying institutional investors. Class R shares became effective September 27, 2010.

Class Y shares are not subject to sales charges and are available only to certain investors, as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires the Investment Manager to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing

20

Columbia Small Cap Growth Fund I, February 28, 2011 (Unaudited)

the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which the Investment Manager believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, the Investment Manager may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Derivative Instruments

The Fund may use derivative instruments including options in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks, among others:

Equity Risk: Equity risk relates to change in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

The following notes provide more detailed information about the derivative type held by the Fund:

Options—The Fund had purchased put options to decrease the Fund's exposure to equity risk and to increase return on underlying instruments. Purchased put options become more profitable as the price of the underlying instruments depreciates relative to the strike price.

The Fund may purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If the Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

During the six month period ended February 28, 2011, the Fund did not enter into any purchased put options contracts.

21

Columbia Small Cap Growth Fund I, February 28, 2011 (Unaudited)

Effects of Derivative Transactions in the Financial Statements

The effect of derivative instruments on the Fund's the Statement of Operations for the six month period ended February 28, 2011:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Purchased Put Options	Equity Risk	$(731,368)	$(282,392)

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date.

The Fund receives information regarding the character of distributions received from real estate investment trusts (REITs) on an annual basis. Distributions received from REITs are allocated among dividend income, capital gain and return of capital based upon such information or based on the Investment Manager's estimates if actual information has not yet been reported. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate increase in returns of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be

22

Columbia Small Cap Growth Fund I, February 28, 2011 (Unaudited)

subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Services Fee

The Investment Manager determines which securities will be purchased, held, or sold. The management fee is based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.87%
$500 million to $1 billion	0.82%
Over $1 billion	0.77%

The annualized effective management fee rate for the six month period ended February 28, 2011, was 0.84% of the Fund's average daily net assets.

In September 2010, the Board of Trustees approved an amended Investment Management Services Agreement (IMSA) with the Investment Manager that reduces the management fee rates payable to the Investment Manager at all asset levels. Effective March 1, 2011, the Investment Manager will receive a monthly management fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.790%
$500 million to $1 billion	0.745%
Over $1 billion	0.700%

Administration Fee

The Investment Manager provides administrative and other services to the Fund, under an Administrative Services Agreement (Administrative Agreement), including services related to Fund expenses, the requirements of the Sarbanes-Oxley Act of 2002, and oversight of the accounting and financial reporting services provided by State Street Bank and Trust Company (State Street), as discussed in the Pricing and Bookkeeping Fees note below. Prior to March 1, 2011, the Investment Manager did not receive a fee for its services under the Administrative Agreement.

In connection with the IMSA approved by the Board of Trustees, effective March 1, 2011, the Fund will pay a monthly administration fee to the Investment Manager based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.080%
$500 million to $1 billion	0.075%
$1 billion to $3 billion	0.070%
$3 billion to $12 billion	0.060%
Over $12 billion	0.050%

23

Columbia Small Cap Growth Fund I, February 28, 2011 (Unaudited)

Pricing and Bookkeeping Fees

The Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street and the Investment Manager pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Transfer Agent Fee

Columbia Management Investment Services Corp. (the Transfer Agent), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent of the Fund and has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees that vary by class and are based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which are intended to reimburse the Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent receives reimbursement for certain out-of-pocket expenses and may also receive compensation for various shareholder services.

For the six month period ended February 28, 2011, the Fund's annualized effective transfer agent fee rate for each class, with the exception of Class I shares, as a percentage of the average daily net assets was as follows:

Class A	Class B	Class C	Class R		Class Y		Class Z
0.18%	0.18%	0.18%	0.00	%*	0.00	%*	0.18%

*  Rounds to less than 0.01%.

Class I shares do not pay transfer agent fees.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended February 28, 2011, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Investment Distributors, Inc. (the Distributor), an indirect wholly owned subsidiary of Ameriprise Financial, is the distributor of the Fund's shares. For the six month period ended February 28, 2011, initial sales charges paid by shareholders on the purchase of Class A shares amounted to $9,359 and net CDSC fees paid by shareholders on certain redemptions of Class A, Class B and Class C shares amounted to $12, $1,970 and $427, respectively.

The Fund has adopted shareholder servicing and distribution plans pursuant to Rule 12b-1 under the 1940 Act (the Plans) which require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares, respectively.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but currently limit such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Expense Limits and Fee Reimbursements

Effective September 27, 2010, the Investment Manager and certain affiliates have contractually agreed to waive fees or reimburse expenses so that the Fund's ordinary operating expenses (excluding certain expenses, such as transaction costs and brokerage

24

Columbia Small Cap Growth Fund I, February 28, 2011 (Unaudited)

commissions, interest, taxes, acquired fund fees and expenses, and extraordinary expenses, if any), after giving effect to any balance credits or overdraft charges from the Fund's custodian, do not exceed the annual rates of 1.35%, 2.10%, 2.10%, 1.00%, 1.60%, 1.10% and 1.10% of the Fund's average daily net assets attributable to Class A, Class B, Class C, Class I, Class R, Class Y and Class Z shares, respectively.

Prior to September 27, 2010, the Investment Manager voluntarily reimbursed a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, did not exceed 1.10% annually of the Fund's average daily net assets.

Effective March 1, 2011, the Investment Manager and certain affiliates have contractually agreed to waive fees or reimburse expenses through December 31, 2012, so that the Fund's ordinary operating expenses (excluding certain expenses, such as transaction costs and brokerage commissions, interest, taxes, acquired fund fees and expenses, and extraordinary expenses, if any), after giving effect to any balance credits or overdraft charges from the Fund's custodian, do not exceed the annual rates of 1.31%, 2.06%, 2.06%, 0.93%, 1.56%, 1.06% and 1.06% of the Fund's average daily net assets attributable to Class A, Class B, Class C, Class I, Class R, Class Y and Class Z shares, respectively. This expense arrangement is made pursuant to a fee waiver and expense cap agreement that my be modified or amended only with the approval from all parties to such arrangements, including the Fund and the Investment Manager.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the six month period ended February 28, 2011, these custody credits reduced total expenses by $153 for the Fund.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $734,959,894 and $601,368,821, respectively, for the six month period ended February 28, 2011.

Note 6. Shareholder Concentration

As of February 28, 2011, one shareholder account owned 40.7% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended February 28, 2011, the Fund did not borrow under these arrangements.

25

Columbia Small Cap Growth Fund I, February 28, 2011 (Unaudited)

Note 8. Federal Tax Information

The tax character of distributions paid during the year ended August 31, 2010 was as follows:

August 31, 2010
Ordinary Income*	$—
Long-Term Capital Gains	—

*   For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at February 28, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$320,993,965
Unrealized depreciation	(16,753,423)
Net unrealized appreciation	$304,240,542

The following capital loss carryforwards, determined as of August 31, 2010, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$26,761,735

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 9. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than noted in Note 3 (above), there were no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari

26

Columbia Small Cap Growth Fund I, February 28, 2011 (Unaudited)

with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

27

Board Consideration and Approval of Advisory Agreements

In September 2010, the Board of Trustees (the "Board") unanimously approved new Investment Management Services Agreements (the "Advisory Agreements") on behalf of various Columbia funds that would increase or decrease the contractual investment advisory fee rates payable by each affected Columbia fund (each, an "Affected Fund") to Columbia Management for investment advisory services. For Columbia Small Cap Growth Fund I, the Advisory Agreement will decrease contractual investment advisory fee rates. As detailed below, the Board held numerous meetings and discussions with the management team of Columbia Management and reviewed and considered materials in connection with the approval of the investment advisory fee before determining to approve the Advisory Agreements.

On April 30, 2010, Ameriprise Financial, Inc. acquired the long-term asset management business of Columbia Management Group, LLC, a subsidiary of Bank of America and the parent of the Affected Funds' former investment adviser. In connection with that acquisition, the Affected Funds entered into investment management services agreements with Columbia Management, a subsidiary of Ameriprise Financial, Inc.

Beginning in April 2010, Columbia Management presented to the Advisory Fees and Expenses Committee (the "Committee") of the Board a proposal to rationalize the fees and expenses, including the advisory fees, of the various registered investment companies in the combined complex of Columbia-, RiverSource-, Seligman- and Threadneedle-branded funds (the "Columbia Funds Complex"). Because these funds were organized at different times by many different sponsors, their fees and expenses did not reflect a common overall design, and Columbia Management proposed to implement a more consistent schedule of fees for similar funds based on a uniform pricing model across all of the funds. In this regard, Columbia Management presented the Committee with various data comparing current and proposed fee schedules to the fee schedules of peer funds, as selected by an independent third-party data provider. While Columbia Management projected that the proposed rationalization would reduce the overall fees and expenses of all of the funds in the aggregate, it was expected that certain fees and expenses, including advisory fees, would increase for certain funds. At the same time, Columbia Management presented the Committee with proposals to provide for consistent administrative services fee schedules across funds in the same asset class, reduced custody fee rates and a consistent transfer agency fee schedule across the funds, as well as initial proposals to merge various funds. In connection with these proposals, the Committee and the trustees considered a proposal by Columbia Management to contractually limit the total operating expenses (exclusive of brokerage commissions, interest (but including custodial charges relating to overdrafts), taxes and extraordinary expenses, after giving effect to any balance credits from each fund's custodian) of class A shares of funds, the expenses of which exceed the median expenses of such fund's class A shares peer group (as determined from time to time, generally annually, by an independent third-party data provider), to such median expenses (or a lower, agreed-upon rate), and to limit the total expenses of such funds' other classes to a corresponding amount, adjusted to reflect any class-specific expenses (including transfer agency fees and payments under any distribution plan, shareholder servicing plan, and/or plan administration agreement).

The Committee and the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Trust (the "Independent Trustees") requested and evaluated materials from, and were provided materials and information regarding the Advisory Agreements by, Columbia Management. The Committee, at meetings held on April 20, 2010, May 3, 2010, June 7, 2010, July 27, 2010 and August 10, 2010, and the Independent Trustees, at meetings held on April 20, 2010, May 4, 2010, June 7, 2010 and August 11, 2010, reviewed the materials provided in connection with their consideration of the Advisory Agreements and other matters relating to the proposals and discussed them with representatives of Columbia Management. The Committee and the Independent Trustees also reviewed and considered information that they had previously received in connection with their most recent consideration and approval of the current investment management services agreements with Columbia Management. They also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standards for consideration by the trustees and otherwise assisted the trustees in their deliberations. The trustees also met with, and reviewed and considered a report prepared and provided by, the independent fee consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia Management Advisors, LLC, the Affected Funds' previous adviser, with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). Under the NYAG Settlement, the Fee Consultant's role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms' length and reasonable. On August 10, 2010, the Committee recommended that the trustees approve the Advisory Agreements. On September 14, 2010, the trustees, including a majority of the Independent Trustees, approved

28

the Advisory Agreement for each Affected Fund, subject to shareholder approval.

The trustees considered all materials that they, their legal counsel or Columbia Management believed reasonably necessary to evaluate and to determine whether to approve the Advisory Agreements. The factors considered by the Committee and the trustees in recommending approval and approving the Advisory Agreement for each Affected Fund included the following:

•  The expected benefits of continuing to retain Columbia Management as the Affected Funds' investment manager;

•  The terms and conditions of the Advisory Agreements, including the increase or decrease, as applicable, in the advisory fee schedule for each Affected Fund;

•  The impact of the proposed changes in investment advisory fee rates, as well as proposed changes in administrative services, transfer agency and custody fee rates, on each Affected Fund's total expense ratio;

•  The willingness of Columbia Management to agree to contractually limit or cap total operating expenses for Columbia Small Cap Growth Fund I so that total operating expenses (exclusive of brokerage commissions, interest (but including custodial charges relating to overdrafts), taxes and extraordinary expenses, after giving effect to any balance credits from each fund's custodian) of class A shares would not exceed the median expenses of such fund's class A shares peer group (as determined from time to time, generally annually, by an independent third-party data provider);

•  That Columbia Management, and not any Affected Fund, would bear the costs of obtaining any necessary shareholder approvals of the Advisory Agreements;

•  The expected impact on expenses for certain Affected Funds of proposed mergers; and

•  The expected benefits of further integrating the Combined Fund Complex by:

o  Standardizing total management fees across similar funds in the Combined Fund Complex to promote comparability of pricing among a menu of funds available to investors, including through exchange privileges; and

o  Aligning investment advisory fee rates across funds in the Combined Fund Complex that are in the same investment category (e.g., the amendment would align the investment advisory fee rates of Columbia Large Cap Growth Fund with those of all other actively managed large-cap funds in the Combined Fund Complex).

Nature, Extent and Quality of Services Provided under the Advisory Agreements

The trustees considered the nature, extent and quality of services provided to the Affected Funds by Columbia Management and its affiliates under the Advisory Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Affected Funds by Columbia Management and its affiliates. The trustees considered, among other things, the ability of Columbia Management to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including Columbia Management's personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the trade execution services provided on behalf of the Affected Funds and the quality of Columbia Management's investment research capabilities and the other resources that it devotes to each Affected Fund. For each Affected Fund, the trustees also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the nature, extent and quality of the services to be provided to each Affected Fund under the Advisory Agreements supported the approval of the Advisory Agreements.

Investment Performance

The trustees reviewed information about the performance of each Affected Fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each Affected Fund to the performance of peer groups of mutual funds and performance benchmarks. The trustees also reviewed a description of the third party's methodology for identifying each Fund's peer group for purposes of performance and expense comparisons. In the case of each Affected Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the trustees concluded that other factors relevant to performance were sufficient, in light of

29

other considerations, to warrant approval of the Affected Fund's Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Affected Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Affected Fund's investment strategy and policies and that the Affected Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Affected Fund's investment strategy; (iii) that the Affected Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that Columbia Management had taken or was taking steps designed to help improve the Affected Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The trustees noted that, through February 28, 2010, Columbia Small Cap Growth Fund I's performance was in the fourth quintile (where the best performance would be in the first quintile) for the one-year period and in the first quintile for the three-year period of the peer group selected by an independent third-party data provider for the purposes of performance comparisons.

After reviewing those and related factors, the trustees concluded, within the context of their overall conclusions regarding each of the Advisory Agreements, that the performance of each Affected Fund and Columbia Management was sufficient, in light of other considerations, to warrant the approval of the Advisory Agreement pertaining to that Affected Fund.

Investment Advisory Fee Rates and Other Expenses

The trustees considered that the Advisory Agreement for Columbia Small Cap Growth Fund I would decrease the contractual investment advisory fee rates payable by that Fund and would be otherwise identical to that Fund's current investment management services agreement. The trustees reviewed and considered information that they had previously received in connection with the most recent approval of Columbia Small Cap Growth Fund I's current investment management services agreement with Columbia Management.

After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the advisory fee rates under the Advisory Agreements and anticipated total expenses of each Affected Fund supported the approval of the Advisory Agreements.

Costs of Services Provided and Profitability

The trustees considered information about the advisory fees charged by Columbia Management to comparable institutional accounts. In considering the fees charged to those accounts, the trustees took into account, among other things, Columbia Management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia Management, and the additional resources required to manage mutual funds effectively. In evaluating each Affected Fund's proposed advisory fees, the trustees also took into account the demands, complexity and quality of the investment management of the Affected Fund.

The trustees also considered the compensation directly or indirectly received by Columbia Management and its affiliates in connection with their relationships with the Affected Funds. The trustees reviewed information provided by management as to the projected profitability to Columbia Management and its affiliates of their relationships with each Affected Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant Affected Funds, the current and anticipated expense levels of each Affected Fund, and the implementation of breakpoints and/or expense limitations with respect to each Affected Fund.

After reviewing those and related factors, the trustees concluded, within the context of their overall conclusions, that the proposed changes to the advisory fees, and the related profitability to Columbia Management and its affiliates of their relationships with the Affected Fund, supported the approval of the Advisory Agreement pertaining to that Affected Fund.

Economies of Scale

The trustees considered the existence of any economies of scale in the provision by Columbia Management of services to each Affected Fund, to groups of related funds and to Columbia Management's investment advisory clients as a whole, and whether those economies of scale were shared with the Affected Funds through breakpoints in the proposed investment advisory fees or other means, such as expense limitation arrangements and additional investments by

30

Columbia Management in investment, trading and compliance resources. The trustees noted that all of the Affected Funds were expected to benefit from breakpoints and/or expense limitation arrangements. In considering those issues, the trustees also took note of the costs of the services to be provided (both on an absolute and relative basis) and the projected profitability to Columbia Management and its affiliates of their relationships with the Affected Funds, as discussed above. The trustees also noted the expected expense synergies and other anticipated benefits to Columbia Management and fund shareholders of both the rationalization of fees and expenses and the proposed mergers of certain Affected Funds. After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Affected Funds supported the approval of the Advisory Agreements.

Other Benefits to Columbia Management

The trustees received and considered information regarding any expected "fall-out" or ancillary benefits to be received by Columbia Management and its affiliates as a result of their relationships with the Affected Funds, such as the provision by Columbia Management of administrative services to the Affected Funds and the provision by Columbia Management's affiliates of distribution and transfer agency services to the Affected Funds, and how the proposed rationalization of fees and expenses might affect such benefits, including the fact that to the extent fees payable by the Affected Funds decrease, and the fees for such Funds were subject to a contractual limit or cap on expenses, Columbia Management may pay less in expense reimbursements. The trustees considered that the Affected Funds' distributor, an affiliate of Columbia Management, retains a portion of the distribution fees from the Affected Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Affected Funds, and that other affiliates of Columbia Management receive various forms of compensation in connection with their sale of shares of the Affected Funds. The trustees also considered the benefits of research made available to Columbia Management by reason of brokerage commissions generated by the Affected Funds' securities transactions, and reviewed information about Columbia Management's practices with respect to allocating portfolio brokerage and the use of "soft" commission dollars to pay for research. The trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The trustees recognized that Columbia Management's profitability would be somewhat lower without these benefits.

In their deliberations, the trustees did not identify any single item that was paramount or controlling and individual trustees may have attributed different weights to various factors. The trustees also evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Affected Fund.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel and the Fee Consultant, the trustees, including the Independent Trustees, approved each Advisory Agreement.

31

Summary of Management Fee Evaluation by Independent Fee Consultant

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

September 21, 2010

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As has been the case with my previous reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Atlantic Funds (the "Transaction"). The Transaction, which closed on April 30, 2010,3 resulted in the termination of the existing Investment Management Agreements with CMA. Prior to the closing of the Transaction, the Trustees and the shareholders of the Funds approved new Advisory and Administrative Agreements with an Ameriprise subsidiary now called Columbia Management Investment Advisers, LLC ("CMIA"). Those Agreements did not change the rates paid by the Funds from the levels specified in the former agreements with CMA.

CMIA serves as the adviser of funds supervised by three different Boards of Trustees: the Atlantic, Nations, and RiverSource Boards, and a subsidiary of CMIA serves as adviser to funds overseen by a fourth Board, Columbia/Wanger. After reviewing the range of funds overseen by all four Boards, CMIA proposed a series of changes intended, among other things, to rationalize its mutual fund product offerings (by, for example, proposing to merge funds with similar investment strategies) and the fees charged to the funds by CMIA and its affiliates. These proposals included (1) changes to the advisory fees paid by certain funds, (2) changes to administrative and similar fees paid by certain funds, (3) changes to the transfer agency, sub-transfer agency, custody, and pricing/bookkeeping fees paid by the Funds, and (4) mergers involving more than 60 funds. CMIA asked the Trustees to consider these proposals together. This report, consistent with and (to the extent applicable) in fulfillment of the terms of the AOD, will focus on changes to advisory and aggregate management fees and discuss other proposals insofar as they affect total fund expenses, which may be a relevant factor in considering the appropriate level of advisory and management fees (defined for purposes of this report as advisory plus administrative fees).

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

3  CMIA, Materials Prepared for the Atlantic Fees and Expense Committee, June 7, 2010 ("June 7 Materials"), Tab 1 at p. 1.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

32

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

II. Findings

1.  Based upon my examination of the information supplied by CMIA and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed contractual advisory and/or administrative fee changes at any asset level for each affected Atlantic Fund (each a "Fee Change Fund").

2.  In my view, the process by which the proposed management fees of each Fee Change Fund have been negotiated with CMIA thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

3.  There are 25 Funds for which CMIA has proposed an increase either in the contractual advisory or management fee (each a "Fee Increase Fund"). Seven of these Funds have a combination of higher contractual advisory fees and either lower or unchanged contractual management fees. The remaining 18 Funds have higher contractual management fees with the majority resulting from higher contractual advisory fees. For five Funds, however, the higher management fees result from a combination of lower advisory fees and higher administrative fees.

4.  The actual management fee, computed on the basis of assets as of October 31, 2009, would increase for 16 of the Fee Increase Funds after accounting for CMIA's proposed expense limitation program, non-management fee changes, and proposed mergers. Seven Funds would have lower actual management fees, and two would experience no change in actual management fees.

5.  Sixteen of the 25 Fee Increase Funds have generally median or better-than-median performance. Only one Fee Increase Fund – High Yield Opportunity Fund – would be identified for further review based on performance criteria used by the Trustees in past contract review processes.

6.  CMIA proposed that the Funds and most other mutual funds it or its affiliates advise or sponsor (together, the "CMIA Funds") be subject to a contractual expense limitation calculated as the median of the relevant fund's Lipper expense group. As a result, all Fee Increase Funds are projected to have total expenses in the first, second, or third quintiles after full implementation of the proposed fee changes, expense limitations, and mergers. The expense limitation would be recalculated every year based on updated Lipper data. An analysis of the changes in median expenses for 2009 and 2010 indicates that some Funds are likely to experience sizable changes in their expense limits. Some Funds would have higher-than-median actual management fees notwithstanding the newly-established expense limitations.

7.  CMIA reviewed differences between management of retail mutual funds and advising institutional accounts and supplied charts plotting contractual and actual institutional and fund fees against assets in various investment categories. The data showed that mutual fund fees are often lower at small asset levels reflecting CMIA's reimbursement of fund expenses. At higher asset levels, mutual fund fees typically exceed institutional fees.

8.  CMIA provided fund-by-fund projected profitability data. Due to the significant changes in the operations of the Funds (including the change of the Funds' investment adviser), historical profitability data was judged to have little relevance.

9.  CMIA provided projections of both the cumulative benefit to CMIA Fund shareholders of all aspects of its proposals (including proposed mergers) and the synergies in the form of decreased expenses that would benefit CMIA and its parent, Ameriprise.

33

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Small Cap Growth Fund I.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Fraklin Street
Boston, MA 02110

37

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Small Cap Growth Fund I
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1645 A (04/11)

Columbia Technology Fund

Semiannual Report for the Period Ended February 28, 2011

Not FDIC insured • No bank guarantee • May lose value

Performance Information	1

Understanding Your Expenses	2

Investment Portfolio	3

Statement of Assets and Liabilities	6

Statement of Operations	8

Statement of Changes in Net Assets	9

Financial Highlights	11

Notes to Financial Statements	15

Shareholder Meeting Results	22

Important Information About This Report	25

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

>  A singular focus on our shareholders

Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

>  First-class research and thought leadership

We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

>  A disciplined investment approach

We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Performance Information – Columbia Technology Fund

Average annual total return as of 02/28/11 (%)

Share class	A		B		C		Z
Inception	11/01/02		11/01/02		10/13/03		11/09/00
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	32.23	24.68	31.69	26.69	31.62	30.62	32.40
1-year	38.07	30.15	36.95	31.95	37.03	36.03	38.45
5-year	3.31	2.09	2.54	2.17	2.53	2.53	3.56
10-year	6.57	5.93	5.89	5.89	5.91	5.91	6.82

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B and Class C are newer classes of shares. Class A and Class B shares performance information includes the performance of Class Z shares (the oldest existing share class) for periods prior to their inception. Class C shares performance information includes returns of Class B shares for the period from November 1, 2002 through October 12, 2003, and the returns of Class Z shares for periods prior thereto. These returns reflect differences in sales charges, but have not been restated to reflect any differences in expenses (such as distribution and service (Rule 12b-1) fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower, since the newer classes of shares are subject to distribution and service (Rule 12b-1) fees. Class A and Class B shares were initially offered on November 1, 2002, Class C shares were initially offered on October 13, 2003 and Class Z shares were initially offered on November 9, 2000.

1The Merrill Lynch 100 Technology Index is an equally-weighted index of 100 leading technology stocks.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 02/28/11

+32.23%

Class A shares (without sales charge)

+35.84%

Merrill Lynch 100 Technology Index[1]

Net asset value per share

as of 02/28/11 ($)

Class A	11.57
Class B	10.97
Class C	10.99
Class Z	11.81

1

Understanding Your Expenses – Columbia Technology Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/10 - 02/28/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,322.30	1,017.80	8.12	7.05	1.41
Class B	1,000.00	1,000.00	1,316.90	1,014.08	12.41	10.79	2.16
Class C	1,000.00	1,000.00	1,316.20	1,014.08	12.40	10.79	2.16
Class Z	1,000.00	1,000.00	1,324.00	1,019.04	6.68	5.81	1.16

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

2

Investment Portfolio – Columbia Technology Fund

February 28, 2011 (Unaudited)

Common Stocks – 98.7%
	Shares	Value ($)
Consumer Discretionary – 7.4%
Internet & Catalog Retail – 7.4%
Amazon.com, Inc. (a)	65,780	11,399,016
NetFlix, Inc. (a)	7,940	1,640,960
priceline.com, Inc. (a)	17,250	7,829,430
Internet & Catalog Retail Total		20,869,406
Consumer Discretionary Total		20,869,406
Financials – 0.3%
Consumer Finance – 0.3%
Netspend Holdings, Inc. (a)	74,200	972,762
Consumer Finance Total		972,762
Financials Total		972,762
Health Care – 2.3%
Health Care Technology – 1.1%
Cerner Corp. (a)	31,210	3,135,045
Health Care Technology Total		3,135,045
Life Sciences Tools & Services – 1.2%
Agilent Technologies, Inc. (a)	82,690	3,479,595
Life Sciences Tools & Services Total		3,479,595
Health Care Total		6,614,640
Industrials – 0.8%
Electrical Equipment – 0.8%
Sensata Technologies Holding NV (a)	66,970	2,216,707
Electrical Equipment Total		2,216,707
Industrials Total		2,216,707
Information Technology – 86.9%
Communications Equipment – 8.4%
Acme Packet, Inc. (a)	61,520	4,628,765
Aruba Networks, Inc. (a)	121,030	3,685,363
QUALCOMM, Inc.	198,140	11,805,181
Riverbed Technology, Inc. (a)	91,430	3,775,145
Communications Equipment Total		23,894,454
Computers & Peripherals – 13.5%
Apple, Inc. (a)	61,724	21,801,534
EMC Corp. (a)	455,650	12,398,237
NetApp, Inc. (a)	80,870	4,177,744
Computers & Peripherals Total		38,377,515
Electronic Equipment, Instruments & Components – 2.3%
Corning, Inc.	134,640	3,104,798
DTS, Inc. (a)	37,170	1,685,660
Universal Display Corp. (a)	39,200	1,649,928
Electronic Equipment, Instruments & Components Total		6,440,386

	Shares	Value ($)
Internet Software & Services – 7.4%
Akamai Technologies, Inc. (a)	34,600	1,298,538
Baidu, Inc., ADR (a)	41,720	5,054,795
Google, Inc., Class A (a)	9,380	5,753,692
KIT Digital, Inc. (a)	86,956	1,131,298
LogMeIn, Inc. (a)	31,980	1,147,762
NetEase.com, Inc., ADR (a)	32,630	1,522,189
OpenTable, Inc. (a)	22,710	2,018,238
Sina Corp. (a)	35,490	2,898,468
Internet Software & Services Total		20,824,980
IT Services – 8.1%
Accenture PLC, Class A	80,710	4,154,951
Alliance Data Systems Corp. (a)	21,880	1,722,831
Cognizant Technology Solutions Corp., Class A (a)	98,870	7,600,137
International Business Machines Corp.	18,400	2,978,592
Teradata Corp. (a)	96,240	4,602,197
VeriFone Systems, Inc. (a)	44,820	2,036,621
IT Services Total		23,095,329
Semiconductors & Semiconductor Equipment – 16.0%
Altera Corp.	31,460	1,316,916
ARM Holdings PLC	117,600	3,559,752
ASML Holding N.V., N.Y. Registered Shares	65,330	2,848,388
Atmel Corp. (a)	599,470	8,800,220
Broadcom Corp., Class A	124,380	5,126,944
Entropic Communications, Inc. (a)	154,473	1,430,420
Intel Corp.	72,200	1,550,134
KLA-Tencor Corp.	74,410	3,632,696
Lam Research Corp. (a)	55,060	3,022,794
Linear Technology Corp.	83,100	2,871,936
Skyworks Solutions, Inc. (a)	184,610	6,634,883
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	261,450	3,213,220
Xilinx, Inc.	45,230	1,503,897
Semiconductors & Semiconductor Equipment Total		45,512,200
Software – 31.2%
ANSYS, Inc. (a)	60,250	3,393,280
Autodesk, Inc. (a)	145,080	6,100,614
Check Point Software Technologies Ltd. (a)	69,542	3,465,973
Citrix Systems, Inc. (a)	111,090	7,794,075
Concur Technologies, Inc. (a)	107,030	5,568,771
Electronic Arts, Inc. (a)	543,620	10,220,056
Fortinet, Inc. (a)	90,770	3,707,047
Intuit, Inc. (a)	47,690	2,507,540
Microsoft Corp.	306,210	8,139,062

See Accompanying Notes to Financial Statements.

3

Columbia Technology Fund

February 28, 2011 (Unaudited)

Common Stocks – 98.7% (continued)
	Shares	Value ($)
Oracle Corp.	100,040	3,291,316
RealPage, Inc. (a)	36,224	898,355
Red Hat, Inc. (a)	170,610	7,042,781
Rovi Corp. (a)	140,397	7,780,802
Salesforce.com, Inc. (a)	15,730	2,080,607
SuccessFactors, Inc. (a)	76,341	2,741,405
Symantec Corp. (a)	243,440	4,389,223
TIBCO Software, Inc. (a)	139,152	3,425,922
VMware, Inc., Class A (a)	73,410	6,140,747
Software Total		88,687,576
Information Technology Total		246,832,440
Telecommunication Services – 1.0%
Wireless Telecommunication Services – 1.0%
America Movil SAB de CV, Series L, ADR	24,880	1,428,609
SBA Communications Corp., Class A (a)	36,210	1,524,079
Wireless Telecommunication Services Total		2,952,688
Telecommunication Services Total		2,952,688
Total Common Stocks (cost of $208,271,921)		280,458,643
Short-Term Obligation – 3.1%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/28/11, due 03/01/11 at 0.080%, collateralized by a U.S. Treasury obligation maturing 02/28/18, market value $9,004,750 (repurchase proceeds $8,825,020)	8,825,000	8,825,000
Total Short-Term Obligation (cost of $8,825,000)		8,825,000
Total Investments – 101.8% (cost of $217,096,921) (b)		289,283,643
Other Assets & Liabilities, Net – (1.8)%		(5,212,209)
Net Assets – 100.0%		284,071,434

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $217,096,921.

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

• Level 1—Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

• Level 2—Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3—Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements – Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of February 28, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$280,458,643	$–	$–	$280,458,643
Total Short-Term Obligation	–	8,825,000	–	8,825,000
Total Investments	$280,458,643	$8,825,000	$–	$289,283,643

See Accompanying Notes to Financial Statements.

4

Columbia Technology Fund

February 28, 2011 (Unaudited)

The Fund's assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

At February 28, 2011, the Fund held investments in the following sectors:

Sector	% of Net Assets
Information Technology	86.9
Consumer Discretionary	7.4
Health Care	2.3
Telecommunication Services	1.0
Industrials	0.8
Financials	0.3
98.7
Short-Term Obligation	3.1
Other Assets & Liabilities, Net	(1.8)
100.0
Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

5

Statement of Assets and Liabilities – Columbia Technology Fund

February 28, 2011 (Unaudited)

		($)
Assets	Investments, at identified cost	217,096,921
	Investments, at value	289,283,643
	Cash	821
	Receivable for:
	Investments sold	191,760
	Fund shares sold	380,394
	Dividends	177,280
	Interest	20
	Expense reimbursement due from Investment Manager	13,487
	Trustees' deferred compensation plan	27,872
	Prepaid expenses	932
	Total Assets	290,076,209
Liabilities	Payable for:
	Investments purchased	4,798,625
	Fund shares repurchased	748,966
	Investment advisory fee	192,122
	Pricing and bookkeeping fees	5,683
	Transfer agent fee	133,792
	Trustees' fees	2,852
	Custody fee	7,389
	Distribution and service fees	42,590
	Chief compliance officer expenses	163
	Interest fee	289
	Trustees' deferred compensation plan	27,872
	Other liabilities	44,432
	Total Liabilities	6,004,775
	Net Assets	284,071,434
Net Assets Consist of	Paid-in capital	285,500,023
	Accumulated net investment loss	(1,213,381)
	Accumulated net realized loss	(72,401,930)
	Net unrealized appreciation on investments	72,186,722
	Net Assets	284,071,434

See Accompanying Notes to Financial Statements.

6

Statement of Assets and Liabilities (continued) – Columbia Technology Fund

February 28, 2011 (Unaudited)

Class A	Net assets	$88,337,517
	Shares outstanding	7,633,066
	Net asset value per share	$11.57	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($11.57/0.9425)	$12.28	(b)
Class B	Net assets	$7,375,222
	Shares outstanding	672,089
	Net asset value and offering price per share	$10.97	(a)
Class C	Net assets	$26,150,805
	Shares outstanding	2,378,683
	Net asset value and offering price per share	$10.99	(a)
Class Z	Net assets	$162,207,890
	Shares outstanding	13,737,296
	Net asset value, offering and redemption price per share	$11.81

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

7

Statement of Operations – Columbia Technology Fund

For the Six Months Ended February 28, 2011 (Unaudited)

		($)
Investment Income	Dividends	711,574
	Interest	2,630
	Foreign taxes withheld	(1,888)
	Total Investment Income	712,316
Expenses	Investment advisory fee	1,196,688
	Distribution fee:
	Class B	27,376
	Class C	90,677
	Service fee:
	Class A	108,382
	Class B	9,125
	Class C	30,226
	Transfer agent fee	227,560
	Pricing and bookkeeping fees	39,886
	Trustees' fees	14,785
	Custody fee	7,383
	Chief compliance officer expenses	530
	Other expenses	114,236
	Expenses before interest expense	1,866,854
	Interest expense	1,447
	Total Expenses	1,868,301
	Net Investment Loss	(1,155,985)
Net Realized and Unrealized Gain on Investments
	Net realized gain on investments	47,308,242
	Net change in unrealized appreciation (depreciation) on investments	28,506,937
	Net Gain	75,815,179
	Net Increase Resulting from Operations	74,659,194

See Accompanying Notes to Financial Statements.

8

Statement of Changes in Net Assets – Columbia Technology Fund

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended February 28, 2011 ($)	Year Ended August 31, 2010 ($)
Operations	Net investment loss	(1,155,985)	(2,863,950)
	Net realized gain on investments and foreign currency transactions	47,308,242	47,020,506
	Net change in unrealized appreciation (depreciation) on investments	28,506,937	(2,502,005)
	Net increase resulting from operations	74,659,194	41,654,551
	Net Capital Stock Transactions	(41,920,910)	(57,946,529)
	Total increase (decrease) in net assets	32,738,284	(16,291,978)
Net Assets	Beginning of period	251,333,150	267,625,128
	End of period	284,071,434	251,333,150
	Accumulated net investment loss at end of period	(1,213,381)	(57,396)

See Accompanying Notes to Financial Statements.

9

Statement of Changes in Net Assets (continued) – Columbia Technology Fund

	Capital Stock Activity
	(Unaudited) Six Months Ended February 28, 2011		Year Ended August 31, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,628,722	17,363,094	3,128,923	27,120,284
Redemptions	(2,219,694)	(24,198,810)	(5,637,671)	(48,352,597)
Net decrease	(590,972)	(6,835,716)	(2,508,748)	(21,232,313)
Class B
Subscriptions	8,984	89,602	61,443	509,325
Redemptions	(114,489)	(1,160,161)	(187,574)	(1,540,306)
Net decrease	(105,505)	(1,070,559)	(126,131)	(1,030,981)
Class C
Subscriptions	217,621	2,299,701	239,855	1,981,609
Redemptions	(348,016)	(3,520,919)	(1,086,153)	(8,871,786)
Net decrease	(130,395)	(1,221,218)	(846,298)	(6,890,177)
Class Z
Subscriptions	1,660,121	18,251,073	6,141,161	53,385,962
Redemptions	(4,954,049)	(51,044,490)	(9,294,164)	(82,179,020)
Net decrease	(3,293,928)	(32,793,417)	(3,153,003)	(28,793,058)

See Accompanying Notes to Financial Statements.

10

Financial Highlights – Columbia Technology Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class A Shares	2011		2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$8.75		$7.58		$9.72		$11.62	$9.33		$8.77
Income from Investment Operations:
Net investment loss (a)	(0.05)		(0.09)		(0.05)		(0.07)	(0.10)		(0.09)
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and written options	2.87		1.26		(2.09)		(1.22)	2.39		1.21
Total from investment operations	2.82		1.17		(2.14)		(1.29)	2.29		1.12
Less Distributions to Shareholders:
From net realized gains	—		—		—		(0.61)	—		(0.56)
Net Asset Value, End of Period	$11.57		$8.75		$7.58		$9.72	$11.62		$9.33
Total return (b)	32.23	%(c)	15.44	%(d)	(22.02	)%(d)	(12.13)%	24.54%		12.78	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.41	%(f)	1.45%		1.46%		1.36%	1.46%		1.45%
Interest expense	—	%(f)(g)	—	%(g)	—		—	—	%(g)	—	%(g)
Net expenses (e)	1.41	%(f)	1.45%		1.46%		1.36%	1.46%		1.45%
Waiver/Reimbursement	—		0.02%		0.07%		—	—		—	%(g)
Net investment loss (e)	(0.90	)%(f)	(1.10)%		(0.80)%		(0.69)%	(0.96)%		(0.95)%
Portfolio turnover rate	100	%(c)	189%		284%		263%	210%		350%
Net assets, end of period (000s)	$88,338		$71,989		$81,321		$137,181	$109,541		$75,996

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Not annualized.

(d)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

11

Financial Highlights – Columbia Technology Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class B Shares	2011		2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$8.33		$7.26		$9.39		$11.25	$9.10		$8.57
Income from Investment Operations:
Net investment loss (a)	(0.08)		(0.15)		(0.10)		(0.15)	(0.17)		(0.16)
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and written options	2.72		1.22		(2.03)		(1.19)	2.32		1.19
Total from investment operations	2.64		1.07		(2.13)		(1.34)	2.15		1.03
Less Distributions to Shareholders:
From net realized gains	—		—		—		(0.52)	—		(0.50)
Net Asset Value, End of Period	$10.97		$8.33		$7.26		$9.39	$11.25		$9.10
Total return (b)	31.69	%(c)	14.74	%(d)	(22.68	)%(d)	(12.80)%	23.63%		11.98	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	2.16	%(f)	2.20%		2.21%		2.11%	2.21%		2.20%
Interest expense	—	%(f)(g)	—	%(g)	—		—	—	%(g)	—	%(g)
Net expenses (e)	2.16	%(f)	2.20%		2.21%		2.11%	2.21%		2.20%
Waiver/Reimbursement	—		0.02%		0.07%		—	—		—	%(g)
Net investment loss (e)	(1.65	)%(f)	(1.85)%		(1.55)%		(1.43)%	(1.70)%		(1.70)%
Portfolio turnover rate	100	%(c)	189%		284%		263%	210%		350%
Net assets, end of period (000s)	$7,375		$6,478		$6,562		$10,812	$10,580		$7,823

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Not annualized.

(d)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

12

Financial Highlights – Columbia Technology Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class C Shares	2011		2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$8.35		$7.27		$9.41		$11.27	$9.12		$8.59
Income from Investment Operations:
Net investment loss (a)	(0.08)		(0.15)		(0.10)		(0.15)	(0.17)		(0.16)
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and written options	2.72		1.23		(2.04)		(1.19)	2.32		1.19
Total from investment operations	2.64		1.08		(2.14)		(1.34)	2.15		1.03
Less Distributions to Shareholders:
From net realized gains	—		—		—		(0.52)	—		(0.50)
Net Asset Value, End of Period	$10.99		$8.35		$7.27		$9.41	$11.27		$9.12
Total return (b)	31.62	%(c)	14.86	%(d)	(22.74	)%(d)	(12.78)%	23.57%		11.95	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	2.16	%(f)	2.20%		2.21%		2.11%	2.21%		2.20%
Interest expense	—	%(f)(g)	—	%(g)	—		—	—	%(g)	—	%(g)
Net expenses (e)	2.16	%(f)	2.20%		2.21%		2.11%	2.21%		2.20%
Waiver/Reimbursement	—		0.02%		0.07%		—	—		—	%(g)
Net investment loss (e)	(1.65	)%(f)	(1.85)%		(1.55)%		(1.45)%	(1.70)%		(1.70)%
Portfolio turnover rate	100	%(c)	189%		284%		263%	210%		350%
Net assets, end of period (000s)	$26,151		$20,941		$24,410		$44,466	$36,325		$21,018

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Not annualized.

(d)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

13

Financial Highlights – Columbia Technology Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class Z Shares	2011		2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$8.92		$7.70		$9.86		$11.78	$9.43		$8.86
Income from Investment Operations:
Net investment loss (a)	(0.03)		(0.07)		(0.04)		(0.05)	(0.08)		(0.07)
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and written options	2.92		1.29		(2.12)		(1.23)	2.43		1.22
Total from investment operations	2.89		1.22		(2.16)		(1.28)	2.35		1.15
Less Distributions to Shareholders:
From net realized gains	—		—		—		(0.64)	—		(0.58)
Net Asset Value, End of Period	$11.81		$8.92		$7.70		$9.86	$11.78		$9.43
Total return (b)	32.40	%(c)	15.84	%(d)	(21.91	)%(d)	(11.93)%	24.92%		13.01	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.16	%(f)	1.20%		1.21%		1.11%	1.21%		1.20%
Interest expense	—	%(f)(g)	—	%(g)	—		—	—	%(g)	—	%(g)
Net expenses (e)	1.16	%(f)	1.20%		1.21%		1.11%	1.21%		1.20%
Waiver/Reimbursement	—		0.02%		0.07%		—	—		—	%(g)
Net investment loss (e)	(0.65	)%(f)	(0.85)%		(0.54)%		(0.45)%	(0.70)%		(0.71)%
Portfolio turnover rate	100	%(c)	189%		284%		263%	210%		350%
Net assets, end of period (000s)	$162,208		$151,924		$155,332		$208,883	$137,420		$70,767

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Not annualized.

(d)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

14

Notes to Financial Statements – Columbia Technology Fund

February 28, 2011 (Unaudited)

Note 1. Organization

Columbia Technology Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks capital appreciation by investing, under normal market conditions, at least 80% of its total net assets (plus any borrowings for investment purposes) in stocks of technology companies that may benefit from technological improvements, advancements or developments.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class B, Class C and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of other certain other funds within the Columbia Family of Funds. Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires the Investment Manager to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

15

Columbia Technology Fund, February 28, 2011 (Unaudited)

Investments for which market quotations are not readily available, or that have quotations which the Investment Manager believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, the Investment Manager may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

16

Columbia Technology Fund, February 28, 2011 (Unaudited)

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Services Fee

The Investment Manager determines which securities will be purchased, held or sold. The management fee is based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.87%
$500 million to $1 billion	0.82%
Over $1 billion	0.77%

The annualized effective management fee rate for the six month period ended February 28, 2011 was 0.87% of the Fund's average daily net assets.

Administration Fee

The Investment Manager provides administrative and other services to the Fund under an Administrative Services Agreement (Administrative Agreement), including services related to Fund expenses, the requirements of the Sarbanes-Oxley Act of 2002, and oversight of the accounting and financial reporting services provided by State Street Bank and Trust Company (State Street), as discussed in the Pricing and Bookkeeping Fees note below. The Investment Manager does not receive a fee for its services under the Administrative Agreement.

Pricing and Bookkeeping Fees

The Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street and the Investment Manager pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges. Effective March 28, 2011, these services are now provided under the Administration Fee note discussed above.

Transfer Agent Fee

Columbia Management Investment Services Corp. (the Transfer Agent), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent of the Fund and has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which are intended to reimburse the Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent receives reimbursement for certain out-of-pocket expenses and may also receive compensation for various shareholder services.

For the six month period ended February 28, 2011, the Fund's annualized effective transfer agent fee rate for each class was 0.17% of the Fund's average daily net assets.

17

Columbia Technology Fund, February 28, 2011 (Unaudited)

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended February 28, 2011, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Investment Distributors, Inc. (the Distributor), an indirect wholly owned subsidiary of Ameriprise Financial, is the distributor of the Fund's shares. For the six month period ended February 28, 2011, initial sales charges paid by shareholders on the purchase of Class A shares amounted to $8,464 and net CDSC fees paid by shareholders on certain redemptions of Class A, Class B and Class C shares amounted to $4, $12,663 and $572, respectively.

The Fund has adopted shareholder servicing and distribution plans pursuant to Rule 12b-1 under the 1940 Act (the Plans) which require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but currently limit such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Expense Limits and Fee Reimbursements

The Investment Manager has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 1.20% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the Investment Manager at any time.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $267,636,468 and $295,600,730, respectively, for the six month period ended February 28, 2011.

Note 6. Shareholder Concentration

As of February 28, 2011, two shareholder accounts owned 22.9% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

18

Columbia Technology Fund, February 28, 2011 (Unaudited)

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended February 28, 2011, the average daily loan balance outstanding on days where borrowing existed was $4,387,500 at a weighted average interest rate of 1.49%.

Note 8. Federal Tax Information

The tax character of distributions paid during the year ended August 31, 2010 was as follows:

August 31, 2010
Ordinary Income*	$—

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at February 28, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$75,635,561
Unrealized depreciation	(3,448,839)
Net unrealized appreciation	$72,186,722

The following capital loss carryforwards, determined as of August 31, 2010, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$89,694,106
2018	29,378,123
Total	$119,072,229

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 9. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

19

Columbia Technology Fund, February 28, 2011 (Unaudited)

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

Effective on March 28, 2011, the Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent). This credit facility replaced the credit facility provided by State Street. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes

20

Columbia Technology Fund, February 28, 2011 (Unaudited)

that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

21

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund considered a proposal to approve an Agreement and Plan of Reorganization pursuant to which the Fund would transfer its assets to Columbia Seligman Global Technology Fund (the "Buying Fund") in exchange for shares of the Buying Fund and the assumption by the Buying Fund of all of the liabilities of the Fund (the "Reorganization"). The proposal was not approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
116,233,895	3,131,234	2,949,859	0

22

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Technology Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

25

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Technology Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1650 A (04/11)

Columbia Balanced Fund

Semiannual Report for the Period Ended February 28, 2011

Not FDIC insured • No bank guarantee • May lose value

Performance Information	1

Understanding Your Expenses	2

Investment Portfolio	3

Statement of Assets and Liabilities	17

Statement of Operations	19

Statement of Changes in Net Assets	20

Financial Highlights	22

Notes to Financial Statements	27

Board Consideration and Approval of Advisory Agreements	35

Summary of Management Fee Evaluation by Independent Fee Consultant	39

Shareholder Meeting Results	41

Important Information About This Report	45

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

>  A singular focus on our shareholders

Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

>  First-class research and thought leadership

We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

>  A disciplined investment approach

We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Performance Information – Columbia Balanced Fund

Average annual total return as of 02/28/11 (%)

Share class	A		B		C		R	Z
Inception	11/01/02		11/01/02		10/13/03		09/27/10	10/01/91
Sales charge	without	with	without	with	without	with	without	without
6-month (cumulative)	18.72	11.90	18.28	13.28	18.28	17.28	n/a	18.84
1- year	16.93	10.21	16.05	11.05	16.05	15.05	n/a	17.24
5-year	6.43	5.18	5.62	5.30	5.62	5.62	n/a	6.68
10-year/Life	4.47	3.85	3.81	3.81	3.81	3.81	11.72	4.71

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares in the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class R shares are sold at net asset value with a distribution (Rule 12b-1) fee. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R and Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B and Class C are newer classes of shares. Class A and Class B share performance information includes the performance of Class Z shares (the oldest existing share class) for periods prior to their inception. Class C share performance information includes returns of Class B shares for the period from November 1, 2002 through October 12, 2003, and the returns of Class Z shares for periods prior thereto. These returns reflect differences in sales charges, but have not been restated to reflect any differences in expenses (such as distribution and service (Rule 12b-1) fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower, since the newer classes of shares are subject to distribution and service (Rule 12b-1) fees. Class A and Class B shares were initially offered on November 1, 2002, Class C shares were initially offered on October 13, 2003, Class R shares were initially offered on September 27, 2010, and Class Z shares were initially offered on October 1, 1991.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

2The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 02/28/11

+18.72%

Class A shares (without sales charge)

+27.73%

S&P 500 Index[1]

–0.83%

Barclays Capital Aggregate Bond Index[2]

Net asset value per share

as of 02/28/11 ($)
Class A	27.41
Class B	27.35
Class C	27.35
Class R	27.40
Class Z	27.38

Distributions declared per share

09/01/10 – 02/28/11 ($)
Class A	0.22
Class B	0.13
Class C	0.13
Class R	0.10
Class Z	0.25

Understanding Your Expenses – Columbia Balanced Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/10 – 02/28/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)			Expenses paid during the period ($)			Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,187.20		1,020.03	5.21		4.81	0.96
Class B	1,000.00	1,000.00	1,182.80		1,016.31	9.25		8.55	1.71
Class C	1,000.00	1,000.00	1,182.80		1,016.31	9.25		8.55	1.71
Class R	1,000.00	1,000.00	1,035.90	*	1,018.78	5.21	*	6.07	1.21
Class Z	1,000.00	1,000.00	1,188.40		1,021.27	3.85		3.56	0.71

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

*For the period September 27, 2010 through February 28, 2011. Class R shares commenced operations on September 27, 2010.

Investment Portfolio – Columbia Balanced Fund

February 28, 2011 (Unaudited)

Common Stocks – 64.3%
	Shares	Value ($)
Consumer Discretionary – 5.2%
Auto Components – 0.9%
Johnson Controls, Inc.	83,596	3,410,717
Auto Components Total		3,410,717
Automobiles – 0.9%
General Motors Co. (a)	99,816	3,346,830
Automobiles Total		3,346,830
Hotels, Restaurants & Leisure – 0.3%
Carnival Corp.	32,756	1,397,699
Hotels, Restaurants & Leisure Total		1,397,699
Media – 1.2%
Comcast Corp., Class A	176,870	4,556,171
Media Total		4,556,171
Multiline Retail – 1.9%
Kohl's Corp.	48,673	2,622,988
Target Corp.	87,753	4,611,420
Multiline Retail Total		7,234,408
Consumer Discretionary Total		19,945,825
Consumer Staples – 4.8%
Beverages – 0.6%
PepsiCo, Inc.	35,939	2,279,251
Beverages Total		2,279,251
Food & Staples Retailing – 0.6%
CVS Caremark Corp.	70,920	2,344,615
Food & Staples Retailing Total		2,344,615
Food Products – 0.7%
Kraft Foods, Inc., Class A	82,415	2,624,094
Food Products Total		2,624,094
Personal Products – 1.1%
Avon Products, Inc.	101,710	2,828,555
Herbalife Ltd.	21,814	1,710,436
Personal Products Total		4,538,991
Tobacco – 1.8%
Philip Morris International, Inc.	110,588	6,942,715
Tobacco Total		6,942,715
Consumer Staples Total		18,729,666
Energy – 9.9%
Energy Equipment & Services – 1.5%
Baker Hughes, Inc.	13,765	978,003
Halliburton Co.	66,208	3,107,803
Schlumberger Ltd.	17,456	1,630,740
Energy Equipment & Services Total		5,716,546

	Shares	Value ($)
Oil, Gas & Consumable Fuels – 8.4%
Alpha Natural Resources, Inc. (a)	31,490	1,707,388
Apache Corp.	33,657	4,194,335
Chevron Corp.	53,918	5,593,993
ConocoPhillips	54,607	4,252,247
Devon Energy Corp.	24,919	2,278,593
Exxon Mobil Corp.	90,030	7,700,266
Imperial Oil Ltd.	24,437	1,269,258
Petroleo Brasileiro SA, ADR	76,712	2,697,961
Suncor Energy, Inc.	60,499	2,844,663
Oil, Gas & Consumable Fuels Total		32,538,704
Energy Total		38,255,250
Financials – 12.5%
Capital Markets – 4.7%
BlackRock, Inc., Class A	20,332	4,147,524
Goldman Sachs Group, Inc.	41,215	6,750,193
Invesco Ltd.	123,073	3,303,279
State Street Corp.	88,326	3,949,939
Capital Markets Total		18,150,935
Commercial Banks – 1.3%
Wells Fargo & Co.	154,470	4,983,202
Commercial Banks Total		4,983,202
Consumer Finance – 1.3%
American Express Co.	113,124	4,928,813
Consumer Finance Total		4,928,813
Diversified Financial Services – 4.1%
Bank of America Corp.	272,675	3,896,526
Citigroup, Inc. (a)	838,952	3,926,295
JPMorgan Chase & Co.	171,891	8,025,591
Diversified Financial Services Total		15,848,412
Insurance – 1.1%
MetLife, Inc.	89,571	4,242,083
Insurance Total		4,242,083
Financials Total		48,153,445
Health Care – 5.6%
Biotechnology – 0.6%
Celgene Corp. (a)	45,139	2,396,881
Biotechnology Total		2,396,881
Health Care Equipment & Supplies – 0.7%
Baxter International, Inc.	53,291	2,832,417
Health Care Equipment & Supplies Total		2,832,417

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

February 28, 2011 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Health Care Providers & Services – 1.5%
Cardinal Health, Inc.	48,521	2,020,414
Medco Health Solutions, Inc. (a)	29,650	1,827,626
WellPoint, Inc. (a)	30,929	2,055,851
Health Care Providers & Services Total		5,903,891
Life Sciences Tools & Services – 1.3%
Thermo Fisher Scientific, Inc. (a)	85,493	4,772,219
Life Sciences Tools & Services Total		4,772,219
Pharmaceuticals – 1.5%
Abbott Laboratories	52,784	2,538,910
Pfizer, Inc.	173,260	3,333,523
Pharmaceuticals Total		5,872,433
Health Care Total		21,777,841
Industrials – 8.1%
Aerospace & Defense – 1.8%
Honeywell International, Inc.	57,040	3,303,186
United Technologies Corp.	46,470	3,882,104
Aerospace & Defense Total		7,185,290
Air Freight & Logistics – 0.9%
FedEx Corp.	38,125	3,432,013
Air Freight & Logistics Total		3,432,013
Electrical Equipment – 0.2%
Sensata Technologies Holding N.V.	23,544	779,306
Electrical Equipment Total		779,306
Industrial Conglomerates – 1.6%
General Electric Co.	167,765	3,509,644
Tyco International Ltd.	57,656	2,614,123
Industrial Conglomerates Total		6,123,767
Machinery – 1.0%
Illinois Tool Works, Inc.	71,805	3,884,650
Machinery Total		3,884,650
Professional Services – 1.4%
Nielsen Holdings NV (a)	210,729	5,603,284
Professional Services Total		5,603,284
Road & Rail – 1.2%
Union Pacific Corp.	47,022	4,486,369
Road & Rail Total		4,486,369
Industrials Total		31,494,679
Information Technology – 14.0%
Communications Equipment – 1.1%
QUALCOMM, Inc.	73,336	4,369,359
Communications Equipment Total		4,369,359

	Shares	Value ($)
Computers & Peripherals – 3.4%
Apple, Inc. (a)	25,009	8,833,429
EMC Corp. (a)	159,539	4,341,056
Computers & Peripherals Total		13,174,485
Electronic Equipment, Instruments & Components – 1.4%
Corning, Inc.	64,665	1,491,175
Tyco Electronics Ltd.	111,638	4,023,433
Electronic Equipment, Instruments & Components Total		5,514,608
Internet Software & Services – 2.8%
eBay, Inc. (a)	136,790	4,583,149
Google, Inc., Class A (a)	9,872	6,055,485
Internet Software & Services Total		10,638,634
IT Services – 3.1%
International Business Machines Corp.	44,842	7,259,023
MasterCard, Inc., Class A	18,951	4,558,853
IT Services Total		11,817,876
Semiconductors & Semiconductor Equipment – 0.9%
Advanced Micro Devices, Inc. (a)	160,328	1,476,621
Atmel Corp. (a)	51,592	757,371
Micron Technology, Inc. (a)	100,662	1,120,368
Semiconductors & Semiconductor Equipment Total		3,354,360
Software – 1.3%
AsiaInfo-Linkage, Inc. (a)	25,721	523,422
Microsoft Corp.	172,345	4,580,930
Software Total		5,104,352
Information Technology Total		53,973,674
Materials – 3.6%
Chemicals – 2.8%
Air Products & Chemicals, Inc.	33,482	3,080,344
Celanese Corp., Series A	60,033	2,488,368
Chemtura Corp. (a)	76,546	1,245,404
Rockwood Holdings, Inc. (a)	10,975	510,886
Syngenta AG, ADR	53,863	3,626,057
Chemicals Total		10,951,059
Metals & Mining – 0.8%
Freeport-McMoRan Copper & Gold, Inc.	28,405	1,504,044
Vale SA, ADR	43,225	1,479,592
Metals & Mining Total		2,983,636
Materials Total		13,934,695

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

February 28, 2011 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Telecommunication Services – 0.6%
Wireless Telecommunication Services – 0.6%
MetroPCS Communications, Inc. (a)	85,085	1,225,224
Millicom International Cellular SA	12,179	1,066,880
Wireless Telecommunication Services Total		2,292,104
Telecommunication Services Total		2,292,104
Total Common Stocks (cost of $188,453,162)		248,557,179
Corporate Fixed-Income Bonds & Notes – 12.4%
	Par ($)
Basic Materials – 0.4%
Chemicals – 0.2%
CF Industries, Inc.
6.875% 05/01/18	35,000	38,587
7.125% 05/01/20	17,000	19,040
Chemtura Corp.
7.875% 09/01/18 (b)	8,000	8,540
Dow Chemical Co.
7.375% 11/01/29	275,000	332,841
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC
8.875% 02/01/18	65,000	69,794
9.000% 11/15/20 (b)	10,000	10,638
Lyondell Chemical Co.
8.000% 11/01/17 (b)	48,000	54,120
Momentive Performance Materials, Inc.
9.000% 01/15/21 (b)	15,000	15,956
Nalco Co.
6.625% 01/15/19 (b)	30,000	31,013
NOVA Chemicals Corp.
8.625% 11/01/19	55,000	60,775
Rain CII Carbon LLC & CII Carbon Corp.
8.000% 12/01/18 (b)	20,000	21,400
Chemicals Total		662,704
Forest Products & Paper – 0.0%
Cascades, Inc.
7.750% 12/15/17	10,000	10,462
7.875% 01/15/20	40,000	41,750
Verso Paper Holdings LLC/Verso Paper, Inc.
8.750% 02/01/19 (b)	10,000	10,450
Forest Products & Paper Total		62,662
Iron/Steel – 0.1%
Arcelormittal
5.500% 03/01/21 (c)	400,000	397,428
United States Steel Corp.
7.000% 02/01/18	40,000	41,700
7.375% 04/01/20	6,000	6,330
Iron/Steel Total		445,458

	Par ($)	Value ($)
Metals & Mining – 0.1%
FMG Resources August 2006 Pty Ltd.
6.375% 02/01/16 (b)	15,000	15,225
7.000% 11/01/15 (b)	34,000	35,425
Noranda Aluminum Acquisition Corp.
PIK,
5.193% 05/15/15 (05/15/11)	40,000	36,688
Novelis, Inc.
8.375% 12/15/17 (b)	20,000	22,050
8.750% 12/15/20 (b)	25,000	27,563
Vale Overseas Ltd.
6.250% 01/23/17	295,000	332,569
Metals & Mining Total		469,520
Basic Materials Total		1,640,344
Communications – 2.0%
Advertising – 0.0%
Interpublic Group of Companies, Inc.
10.000% 07/15/17	40,000	47,300
inVentiv Health, Inc.
10.000% 08/15/18 (b)	33,000	33,825
Visant Corp.
10.000% 10/01/17	17,000	18,403
Advertising Total		99,528
Media – 0.8%
Belo Corp.
8.000% 11/15/16	55,000	60,019
Cablevision Systems Corp.
8.625% 09/15/17	50,000	56,000
CCO Holdings LLC/CCO Holdings Capital Corp.
7.000% 01/15/19	15,000	15,263
8.125% 04/30/20	62,000	66,960
Cequel Communications Holdings I LLC & Cequel Capital Corp.
8.625% 11/15/17 (b)	35,000	37,012
Clear Channel Communications, Inc.
9.000% 03/01/21 (b)	60,000	60,975
Clear Channel Worldwide Holdings, Inc.
9.250% 12/15/17	45,000	50,062
DIRECTV Holdings LLC
3.550% 03/15/15	430,000	438,655
DISH DBS Corp.
7.875% 09/01/19	73,000	79,114
Entravision Communications Corp.
8.750% 08/01/17	45,000	48,600
Gray Television, Inc.
10.500% 06/29/15	25,000	26,563
Insight Communications
9.375% 07/15/18 (b)	15,000	16,575
NBC Universal Media, LLC.
5.950% 04/01/41 (b)	450,000	443,163

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

February 28, 2011 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
News America, Inc.
6.550% 03/15/33	275,000	291,134
RR Donnelley & Sons Co.
6.125% 01/15/17	350,000	358,184
Salem Communications Corp.
9.625% 12/15/16	33,000	36,217
Sinclair Television Group, Inc.
9.250% 11/01/17 (b)	64,000	71,840
Sirius XM Radio, Inc.
8.750% 04/01/15 (b)	25,000	27,688
TCM Sub LLC
3.550% 01/15/15 (b)	400,000	411,149
Time Warner, Inc.
6.200% 03/15/40	360,000	366,837
Univision Communications, Inc.
7.875% 11/01/20 (b)	30,000	32,175
8.500% 05/15/21 (b)	40,000	41,600
XM Satellite Radio, Inc.
7.625% 11/01/18 (b)	51,000	53,932
Media Total		3,089,717
Telecommunication Services – 1.2%
America Movil SAB de CV
5.625% 11/15/17	370,000	403,782
AT&T, Inc.
4.950% 01/15/13	400,000	428,078
5.350% 09/01/40 (b)	246,000	223,231
Avaya, Inc.
7.000% 04/01/19 (b)	25,000	24,750
Cincinnati Bell, Inc.
8.250% 10/15/17	30,000	30,300
8.375% 10/15/20	10,000	9,875
Clearwire Communications LLC/Clearwire Finance, Inc.
12.000% 12/01/15 (b)	31,000	33,325
12.000% 12/01/17 (b)	22,000	23,760
CommScope, Inc.
8.250% 01/15/19 (b)	15,000	15,563
Cricket Communications, Inc.
7.750% 05/15/16	40,000	42,300
Frontier Communications Corp.
8.500% 04/15/20	35,000	38,850
Integra Telecom Holdings, Inc.
10.750% 04/15/16 (b)	13,000	14,105
Intelsat Jackson Holdings SA
7.250% 10/15/20 (b)	60,000	61,650
ITC Deltacom, Inc.
10.500% 04/01/16	19,000	20,853
Level 3 Financing, Inc.
8.750% 02/15/17	45,000	44,212
9.250% 11/01/14	25,000	25,813
MetroPCS Wireless, Inc.
6.625% 11/15/20	20,000	19,475
7.875% 09/01/18	30,000	31,500

	Par ($)	Value ($)
Nextel Communications, Inc.
7.375% 08/01/15	14,000	14,035
Nielsen Finance LLC/Nielsen Finance Co.
7.750% 10/15/18 (b)	52,000	56,160
NII Capital Corp.
10.000% 08/15/16	7,000	7,928
PAETEC Holding Corp.
8.875% 06/30/17	45,000	48,825
9.500% 07/15/15	2,000	2,108
9.875% 12/01/18 (b)	20,000	21,550
Sprint Capital Corp.
6.875% 11/15/28	25,000	22,531
6.900% 05/01/19	30,000	30,262
Sprint Nextel Corp.
8.375% 08/15/17	112,000	124,180
Telecom Italia Capital SA
5.250% 10/01/15	500,000	508,389
Telefonica Emisiones SAU
4.949% 01/15/15	570,000	599,899
tw telecom holdings, Inc.
8.000% 03/01/18	18,000	19,305
United States Cellular Corp.
6.700% 12/15/33	325,000	316,815
Verizon New York, Inc.
7.375% 04/01/32	480,000	541,533
Vodafone Group PLC
5.750% 03/15/16	460,000	513,312
West Corp.
7.875% 01/15/19 (b)	40,000	41,300
Wind Acquisition Finance SA
11.750% 07/15/17 (b)	65,000	74,587
11.750% 07/15/17 (b)(d)(e)	65,000	—
Windstream Corp.
7.875% 11/01/17	45,000	48,881
8.125% 09/01/18	25,000	26,750
Telecommunication Services Total		4,509,772
Communications Total		7,699,017
Consumer Cyclical – 0.4%
Auto Manufacturers – 0.0%
Oshkosh Corp.
8.500% 03/01/20	37,000	41,717
Auto Manufacturers Total		41,717
Auto Parts & Equipment – 0.0%
Accuride Corp.
9.500% 08/01/18	7,000	7,805
Dana Holding Corp.
6.500% 02/15/19	5,000	5,038
6.750% 02/15/21	44,000	44,715

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

February 28, 2011 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Lear Corp.
7.875% 03/15/18	45,000	49,500
8.125% 03/15/20	20,000	22,300
Pinafore LLC/Pinafore, Inc.
9.000% 10/01/18 (b)	5,000	5,562
Tenneco Automotive, Inc. 7.750% 08/15/18	4,000	4,305
Auto Parts & Equipment Total		139,225
Distribution/Wholesale – 0.0%
McJunkin Red Man Corp.
9.500% 12/15/16 (b)	20,000	19,600
Distribution/Wholesale Total		19,600
Entertainment – 0.1%
AMC Entertainment, Inc.
8.750% 06/01/19	25,000	26,844
9.750% 12/01/20 (b)	15,000	16,088
Boyd Gaming Corp.
9.125% 12/01/18 (b)	60,000	63,300
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp.
9.125% 08/01/18 (b)	10,000	10,900
Pinnacle Entertainment, Inc.
8.750% 05/15/20	17,000	18,126
Regal Entertainment Group
9.125% 08/15/18	25,000	26,687
Shingle Springs Tribal Gaming Authority
9.375% 06/15/15 (b)	65,000	44,200
Speedway Motorsports, Inc.
8.750% 06/01/16	55,000	59,950
Tunica-Biloxi Gaming Authority
9.000% 11/15/15 (b)	6,000	5,955
Entertainment Total		272,050
Home Builders – 0.0%
K Hovnanian Enterprises, Inc.
10.625% 10/15/16	15,000	16,256
11.875% 10/15/15	20,000	19,700
Home Builders Total		35,956
Home Furnishings – 0.0%
Norcraft Companies LP/Norcraft Finance Corp.
10.500% 12/15/15	50,000	53,625
Sealy Mattress Co.
10.875% 04/15/16 (b)	35,000	39,725
Home Furnishings Total		93,350
Lodging – 0.1%
MGM Resorts International
9.000% 03/15/20 (b)	45,000	49,612
11.375% 03/01/18	40,000	45,400
Seminole Indian Tribe of Florida
7.750% 10/01/17 (b)	55,000	58,369

	Par ($)	Value ($)
Seneca Gaming Corp.
8.250% 12/01/18 (b)	16,000	16,560
Starwood Hotels & Resorts Worldwide, Inc.
7.150% 12/01/19	30,000	33,000
Wyndham Worldwide Corp.
6.000% 12/01/16	75,000	79,862
Lodging Total		282,803
Office Furnishings – 0.0%
Interface, Inc.
7.625% 12/01/18 (b)	6,000	6,353
Office Furnishings Total		6,353
Retail – 0.2%
CVS Pass-Through Trust
7.507% 01/10/32 (b)	343,344	397,163
Michaels Stores, Inc.
11.375% 11/01/16	10,000	10,925
NBTY, Inc.
9.000% 10/01/18 (b)	5,000	5,425
QVC, Inc.
7.500% 10/01/19 (b)	75,000	80,250
Rite Aid Corp.
8.000% 08/15/20	28,000	30,275
Toys R Us - Delaware, Inc.
7.375% 09/01/16 (b)	25,000	26,562
Toys R Us, Inc.
7.875% 04/15/13	20,000	21,400
Retail Total		572,000
Consumer Cyclical Total		1,463,054
Consumer Non-Cyclical – 1.5%
Beverages – 0.3%
Anheuser-Busch InBev Worldwide, Inc.
2.500% 03/26/13	375,000	382,985
Bottling Group LLC
6.950% 03/15/14	300,000	346,353
Cott Beverages, Inc.
8.125% 09/01/18	9,000	9,686
8.375% 11/15/17	20,000	21,550
Miller Brewing Co.
5.500% 08/15/13 (b)	340,000	371,817
Beverages Total		1,132,391
Commercial Services – 0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
8.250% 01/15/19	20,000	21,225
Brickman Group Holdings, Inc.
9.125% 11/01/18 (b)	2,000	2,125
Cardtronics, Inc.
8.250% 09/01/18	20,000	21,600

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

February 28, 2011 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Garda World Security Corp.
9.750% 03/15/17 (b)	10,000	10,775
Hertz Corp.
7.375% 01/15/21 (b)	25,000	26,063
7.500% 10/15/18 (b)	15,000	15,825
Interactive Data Corp.
10.250% 08/01/18 (b)	35,000	39,200
RSC Equipment Rental, Inc./RSC Holdings III LLC
8.250% 02/01/21 (b)	10,000	10,550
10.000% 07/15/17 (b)	35,000	40,162
United Rentals North America, Inc.
8.375% 09/15/20	40,000	42,350
9.250% 12/15/19	71,000	80,762
10.875% 06/15/16	9,000	10,463
Commercial Services Total		321,100
Food – 0.2%
Dean Foods Co.
9.750% 12/15/18 (b)	12,000	12,450
Kraft Foods, Inc.
5.375% 02/10/20	410,000	436,144
Kroger Co.
5.400% 07/15/40	300,000	283,955
Michael Foods, Inc.
9.750% 07/15/18 (b)	16,000	17,440
U.S. Foodservice
PIK,
10.250% 06/30/15 (b)	18,000	18,540
Food Total		768,529
Healthcare Products – 0.1%
Hanger Orthopedic Group, Inc.
7.125% 11/15/18	22,000	22,605
Hospira, Inc.
6.050% 03/30/17	300,000	335,108
Healthcare Products Total		357,713
Healthcare Services – 0.4%
American Renal Holdings
8.375% 05/15/18	5,000	5,231
Apria Healthcare Group, Inc.
11.250% 11/01/14	45,000	48,712
Capella Healthcare, Inc.
9.250% 07/01/17 (b)	5,000	5,400
HCA, Inc.
7.250% 09/15/20	104,000	112,190
7.875% 02/15/20	19,000	20,876
Healthsouth Corp.
8.125% 02/15/20	35,000	37,887
LifePoint Hospitals, Inc.
6.625% 10/01/20 (b)	8,000	8,190
McKesson Corp.
3.250% 03/01/16	450,000	452,029

	Par ($)	Value ($)
Multiplan, Inc.
9.875% 09/01/18 (b)	14,000	15,068
Radiation Therapy Services, Inc.
9.875% 04/15/17	11,000	11,330
Radnet Management, Inc.
10.375% 04/01/18	5,000	5,013
Roche Holdings, Inc.
6.000% 03/01/19 (b)	500,000	571,153
Tenet Healthcare Corp.
8.875% 07/01/19	30,000	34,125
UnitedHealth Group, Inc.
4.875% 03/15/15	425,000	459,421
Vanguard Health Holding Co. II, LLC/Vanguard Holding Co. II, Inc.
7.750% 02/01/19 (b)	5,000	5,063
8.000% 02/01/18	40,000	41,100
Healthcare Services Total		1,832,788
Household Products/Wares – 0.1%
Central Garden & Pet Co.
8.250% 03/01/18	30,000	31,500
Jarden Corp.
8.000% 05/01/16	45,000	49,275
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/ Reynolds Lux
6.875% 02/15/21 (b)	15,000	15,113
7.125% 04/15/19 (b)	39,000	39,975
7.750% 10/15/16 (b)	18,000	19,350
8.250% 02/15/21 (b)	23,000	23,172
9.000% 04/15/19 (b)	20,000	20,850
Spectrum Brands Holdings, Inc.
9.500% 06/15/18 (b)	42,000	47,040
Household Products/Wares Total		246,275
Pharmaceuticals – 0.3%
ConvaTec Inc.
10.500% 12/15/18 (b)	35,000	37,362
Express Scripts, Inc.
6.250% 06/15/14	335,000	374,193
Giant Funding Corp.
8.250% 02/01/18 (b)	23,000	23,690
Mylan, Inc.
6.000% 11/15/18 (b)	20,000	20,475
Valeant Pharmaceuticals International
6.750% 10/01/17 (b)	10,000	10,350
7.000% 10/01/20 (b)	10,000	10,338
Warner Chilcott Co., LLC/Warner Chilcott Finance LLC
7.750% 09/15/18 (b)	27,000	28,417
Wyeth
5.500% 02/01/14	595,000	660,063
Pharmaceuticals Total		1,164,888
Consumer Non-Cyclical Total		5,823,684

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

February 28, 2011 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Energy – 1.3%
Coal – 0.1%
Arch Coal, Inc.
7.250% 10/01/20	2,000	2,135
8.750% 08/01/16	110,000	122,787
Consol Energy, Inc.
8.000% 04/01/17 (b)	15,000	16,388
8.250% 04/01/20 (b)	60,000	66,150
Coal Total		207,460
Oil & Gas – 0.6%
Anadarko Petroleum Corp.
6.200% 03/15/40	325,000	318,142
Berry Petroleum Co.
6.750% 11/01/20	5,000	5,163
8.250% 11/01/16	5,000	5,281
Brigham Exploration Co.
8.750% 10/01/18 (b)	30,000	33,225
Canadian Natural Resources Ltd.
5.700% 05/15/17	300,000	335,135
Carrizo Oil & Gas, Inc.
8.625% 10/15/18 (b)	30,000	31,950
Chaparral Energy, Inc.
8.250% 09/01/21 (b)	20,000	20,350
9.875% 10/01/20 (b)	9,000	10,013
Chesapeake Energy Corp.
6.125% 02/15/21	15,000	15,300
6.625% 08/15/20	66,000	69,630
Comstock Resources, Inc.
7.750% 04/01/19 (c)	6,000	6,000
8.375% 10/15/17	3,000	3,109
Concho Resources, Inc./Midland TX
7.000% 01/15/21	15,000	15,712
8.625% 10/01/17	45,000	49,612
Continental Resources, Inc.
7.125% 04/01/21	32,000	34,080
EXCO Resources, Inc.
7.500% 09/15/18	40,000	39,900
Forest Oil Corp.
7.250% 06/15/19	45,000	46,575
Goodrich Petroleum Corp.
8.875% 03/15/19 (b)	15,000	14,962
Hilcorp Energy I LP/Hilcorp Finance Co.
7.750% 11/01/15 (b)	45,000	46,800
Laredo Petroleum, Inc.
9.500% 02/15/19 (b)	42,000	43,995
Nexen, Inc.
5.875% 03/10/35	300,000	272,963
Oasis Petroleum, Inc.
7.250% 02/01/19 (b)	10,000	10,200

	Par ($)	Value ($)
PetroHawk Energy Corp.
7.250% 08/15/18 (b)	15,000	15,544
7.250% 08/15/18	15,000	15,525
7.875% 06/01/15	140,000	148,400
10.500% 08/01/14	30,000	34,425
Petroleos Mexicanos
5.500% 01/21/21	335,000	335,000
QEP Resources, Inc.
6.875% 03/01/21	20,000	20,950
Quicksilver Resources, Inc.
8.250% 08/01/15	10,000	10,300
Range Resources Corp.
6.750% 08/01/20	20,000	21,100
7.500% 05/15/16	110,000	114,950
Talisman Energy, Inc.
6.250% 02/01/38	235,000	247,978
United Refining Co.
10.500% 02/28/18 (b)(c)	25,000	24,750
Venoco, Inc.
8.875% 02/15/19 (b)	5,000	5,075
Oil & Gas Total		2,422,094
Oil & Gas Services – 0.1%
Aquilex Holdings LLC/Aquilex Finance Corp.
11.125% 12/15/16	12,000	12,630
Offshore Group Investments Ltd.
11.500% 08/01/15 (b)	40,000	44,692
Trinidad Drilling Ltd.
7.875% 01/15/19 (b)	15,000	15,797
Weatherford International Ltd.
5.150% 03/15/13	5,000	5,282
6.750% 09/15/40	345,000	366,905
Oil & Gas Services Total		445,306
Pipelines – 0.5%
El Paso Corp.
6.500% 09/15/20 (b)	40,000	43,000
6.875% 06/15/14	185,000	202,163
7.750% 01/15/32	40,000	42,352
Energy Transfer Equity LP
7.500% 10/15/20	30,000	32,438
Enterprise Products Operating LLC
5.950% 02/01/41	350,000	340,429
Plains All American Pipeline LP/PAA Finance Corp.
5.000% 02/01/21	450,000	451,354
Regency Energy Partners LP/Regency Energy Finance Corp.
6.875% 12/01/18	6,000	6,255
9.375% 06/01/16	95,000	106,281
TransCanada Pipelines Ltd.
6.350% 05/15/67 (05/15/17) (f)(g)	245,000	249,016

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

February 28, 2011 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Williams Partners LP/Williams Partners Finance Corp.
7.250% 02/01/17	270,000	315,219
Pipelines Total		1,788,507
Energy Total		4,863,367
Financials – 4.7%
Banks – 2.9%
Ally Financial, Inc.
6.250% 12/01/17 (b)	25,000	26,094
7.500% 09/15/20 (b)	20,000	21,850
8.000% 03/15/20	91,000	102,489
ANZ National International Ltd./New Zealand
1.304% 12/20/13 (03/20/11) (b)(f)(g)	550,000	550,600
Barclays Bank PLC
6.750% 05/22/19	575,000	646,564
Bear Stearns Companies LLC
7.250% 02/01/18	775,000	913,086
BNP Paribas
3.600% 02/23/16	600,000	603,643
Capital One Financial Corp.
5.500% 06/01/15	475,000	516,475
CIT Group, Inc.
7.000% 05/01/17	140,000	141,050
Citigroup Funding, Inc.
2.000% 03/30/12 (h)	750,000	761,996
Citigroup, Inc.
6.125% 05/15/18	950,000	1,041,739
Commonwealth Bank of Australia
3.750% 10/15/14 (b)	550,000	573,156
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
4.500% 01/11/21	675,000	676,214
Goldman Sachs Group, Inc.
5.950% 01/18/18	600,000	651,378
Keycorp
6.500% 05/14/13	390,000	427,153
Lloyds TSB Bank PLC
4.875% 01/21/16	450,000	457,974
Merrill Lynch & Co., Inc.
6.875% 04/25/18	675,000	759,379
Morgan Stanley
6.625% 04/01/18	550,000	607,992
Royal Bank of Scotland PLC
6.125% 01/11/21	625,000	635,153
Santander US Debt SA Unipersonal
2.991% 10/07/13 (b)	500,000	487,817
Wachovia Corp.
4.875% 02/15/14	625,000	662,623
Banks Total		11,264,425

	Par ($)	Value ($)
Diversified Financial Services – 0.7%
American General Finance Corp.
6.900% 12/15/17	24,000	21,480
E*Trade Financial Corp.
7.375% 09/15/13	5,000	5,013
7.875% 12/01/15	30,000	30,150
PIK,
12.500% 11/30/17	20,000	23,700
ERAC USA Finance LLC
6.375% 10/15/17 (b)	400,000	452,129
Ford Motor Credit Co., LLC
8.000% 12/15/16	90,000	101,940
General Electric Capital Corp.
2.250% 03/12/12 (h)	750,000	763,996
5.500% 01/08/20	1,000,000	1,063,678
International Lease Finance Corp.
8.250% 12/15/20	15,000	16,687
8.750% 03/15/17 (b)	22,000	25,135
8.875% 09/01/17	25,000	28,625
SLM Corp.
6.250% 01/25/16	22,000	22,550
8.000% 03/25/20	10,000	10,612
Woodside Finance Ltd.
4.500% 11/10/14 (b)	325,000	342,998
Diversified Financial Services Total		2,908,693
Insurance – 0.8%
Chubb Corp.
5.750% 05/15/18	390,000	437,159
CNA Financial Corp.
7.350% 11/15/19	325,000	370,581
ING Groep NV
5.775% 12/29/49 (f)	60,000	53,400
Lincoln National Corp.
8.750% 07/01/19	250,000	314,944
MetLife, Inc.
6.817% 08/15/18	510,000	598,544
Prudential Financial, Inc.
6.100% 06/15/17	475,000	530,772
Transatlantic Holdings, Inc.
8.000% 11/30/39	310,000	329,649
Travelers Cos., Inc.
5.800% 05/15/18	390,000	432,094
Insurance Total		3,067,143
Real Estate – 0.0%
Realogy Corp.
7.875% 02/15/19 (b)	6,000	6,015
Real Estate Total		6,015
Real Estate Investment Trusts (REITs) – 0.3%
Duke Realty LP
8.250% 08/15/19	250,000	301,410

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

February 28, 2011 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Kimco Realty Corp.
4.300% 02/01/18	275,000	277,428
Simon Property Group LP
6.750% 02/01/40	380,000	445,874
Real Estate Investment Trusts (REITs) Total		1,024,712
Financials Total		18,270,988
Industrials – 0.7%
Aerospace & Defense – 0.2%
Kratos Defense & Security Solutions, Inc.
10.000% 06/01/17	25,000	28,188
L-3 Communications Corp.
4.950% 02/15/21	425,000	431,195
TransDigm, Inc.
7.750% 12/15/18 (b)	20,000	21,550
United Technologies Corp.
5.375% 12/15/17	315,000	355,152
Aerospace & Defense Total		836,085
Building Materials – 0.0%
Associated Materials LLC
9.125% 11/01/17 (b)	9,000	9,731
Gibraltar Industries, Inc.
8.000% 12/01/15	10,000	10,225
Interline Brands, Inc.
7.000% 11/15/18	9,000	9,338
Nortek, Inc.
11.000% 12/01/13	10,000	10,650
Building Materials Total		39,944
Electrical Components & Equipment – 0.0%
WireCo WorldGroup
9.500% 05/15/17 (b)	40,000	42,600
Electrical Components & Equipment Total		42,600
Environmental Control – 0.0%
Darling International, Inc.
8.500% 12/15/18 (b)	5,000	5,394
Environmental Control Total		5,394
Machinery-Diversified – 0.0%
Case New Holland, Inc.
7.875% 12/01/17 (b)	39,000	43,583
Columbus McKinnon Corp.
7.875% 02/01/19 (b)	6,000	6,240
CPM Holdings, Inc.
10.625% 09/01/14 (b)	2,000	2,165
Manitowoc Co., Inc.
8.500% 11/01/20	45,000	48,937
Machinery-Diversified Total		100,925

	Par ($)	Value ($)
Miscellaneous Manufacturing – 0.2%
Amsted Industries, Inc.
8.125% 03/15/18 (b)	35,000	37,538
Ingersoll-Rand Global Holding Co., Ltd.
9.500% 04/15/14	235,000	283,184
Polypore International, Inc.
7.500% 11/15/17 (b)	30,000	31,050
SPX Corp.
6.875% 09/01/17 (b)	15,000	16,125
Tyco International Ltd./Tyco International Finance SA
7.000% 12/15/19	390,000	469,043
Miscellaneous Manufacturing Total		836,940
Packaging & Containers – 0.1%
Graphic Packaging International, Inc.
7.875% 10/01/18	7,000	7,560
9.500% 06/15/17	75,000	83,250
Greif, Inc.
7.750% 08/01/19	55,000	60,637
Packaging & Containers Total		151,447
Transportation – 0.2%
AMGH Merger Sub, Inc.
9.250% 11/01/18 (b)	19,000	20,235
Burlington Northern Santa Fe Corp.
6.200% 08/15/36	275,000	296,445
Canadian Pacific Railway Co.
4.450% 03/15/23	340,000	329,696
Transportation Total		646,376
Industrials Total		2,659,711
Information Technology – 0.0%
IT Services – 0.0%
First Data Corp.
8.250% 01/15/21 (b)	12,000	11,940
8.875% 08/15/20 (b)	25,000	27,375
9.875% 09/24/15	17,000	17,170
12.625% 01/15/21 (b)	57,000	59,708
PIK,
10.550% 09/24/15	1,000	1,018
IT Services Total		117,211
Information Technology Total		117,211
Technology – 0.2%
Computers – 0.0%
Sungard Data Systems, Inc.
7.375% 11/15/18 (b)	35,000	36,137
Computers Total		36,137
Networking Products – 0.1%
Cisco Systems, Inc.
4.950% 02/15/19	325,000	349,482
Networking Products Total		349,482

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

February 28, 2011 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Semiconductors – 0.0%
Amkor Technology, Inc.
7.375% 05/01/18	12,000	12,585
Freescale Semiconductor, Inc.
9.250% 04/15/18 (b)	15,000	16,725
NXP BV/NXP Funding LLC
9.750% 08/01/18 (b)	45,000	51,525
Semiconductors Total		80,835
Software – 0.1%
Oracle Corp.
6.500% 04/15/38	300,000	338,774
Software Total		338,774
Technology Total		805,228
Utilities – 1.2%
Electric – 1.0%
Calpine Corp.
7.500% 02/15/21 (b)	35,000	35,787
Commonwealth Edison Co.
6.150% 09/15/17	300,000	340,705
Consolidated Edison Co. of New York, Inc.
5.850% 03/15/36	325,000	344,940
Dominion Resources, Inc.
5.200% 08/15/19	335,000	357,045
DTE Energy Co.
6.375% 04/15/33	340,000	353,348
Edison Mission Energy
7.000% 05/15/17	30,000	24,375
Energy Future Holdings Corp.
10.250% 01/15/20 (b)	30,000	31,240
Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
10.000% 12/01/20	15,000	15,658
GenOn Energy, Inc.
9.500% 10/15/18 (b)	14,000	14,665
Nevada Power Co.
6.500% 08/01/18	435,000	500,995
NiSource Finance Corp.
6.400% 03/15/18	435,000	488,387
NRG Energy, Inc.
7.375% 01/15/17	80,000	84,300
Ohio Edison Co.
6.875% 07/15/36	325,000	355,038
Pacific Gas & Electric Co.
5.800% 03/01/37	325,000	335,201
Progress Energy, Inc.
7.750% 03/01/31	250,000	312,419
Electric Total		3,594,103

	Par ($)	Value ($)
Gas – 0.2%
Atmos Energy Corp.
6.350% 06/15/17	425,000	475,320
Sempra Energy
6.500% 06/01/16	305,000	349,479
Gas Total		824,799
Utilities Total		4,418,902
Total Corporate Fixed-Income Bonds & Notes (cost of $46,299,779)		47,761,506
Mortgage-Backed Securities – 9.3%
Federal Home Loan Mortgage Corp.
4.500% 10/01/39	903,624	921,353
4.500% 01/01/40	1,336,583	1,362,807
4.500% 06/01/40	2,649,261	2,701,241
4.500% 07/01/40	428,488	436,896
4.500% 09/01/40	1,517,677	1,547,454
4.500% 10/01/40	285,066	290,659
5.000% 04/01/38	706,253	739,674
5.000% 12/01/38	159,611	167,164
5.000% 05/01/39	1,250,000	1,309,933
5.000% 10/01/39	728,967	763,462
5.000% 01/01/40	967,832	1,013,632
5.000% 04/01/40	1,216,319	1,273,877
5.000% 08/01/40	914,551	957,829
5.500% 12/01/18	511,785	554,680
5.500% 07/01/19	148,676	161,137
5.500% 07/01/21	91,143	98,269
5.500% 08/01/21	8,442	9,103
5.500% 12/01/36	378,813	405,829
5.500% 02/01/38	102,766	109,805
5.500% 05/01/38	1,250,000	1,335,631
5.500% 12/01/38	801,047	855,922
5.500% 01/01/39	843,508	902,083
6.000% 03/01/17	28,259	30,852
6.000% 04/01/17	182,047	198,756
6.000% 05/01/17	87,438	95,464
6.000% 08/01/17	66,699	72,820
6.000% 06/01/37	973,744	1,059,164
6.000% 12/01/37	21,588	23,482
6.000% 01/01/38	857,006	932,186
6.000% 08/01/38	135,552	147,443
6.000% 09/01/38	855,529	930,579
6.000% 01/01/39	15,631	17,002
6.500% 08/01/32	68,038	77,092
6.500% 03/01/38	212,395	237,231
TBA:
4.500% 03/01/41 (c)	1,600,000	1,629,250
5.000% 03/01/41 (c)	1,550,000	1,621,446
6.000% 02/01/41 (c)	600,000	651,447

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

February 28, 2011 (Unaudited)

Mortgage-Backed Securities (continued)
	Par ($)	Value ($)
Federal National Mortgage Association
4.000% 03/25/24	667,528	699,707
4.000% 01/01/25	1,377,661	1,417,922
4.500% 05/01/40	1,385,057	1,413,531
5.000% 05/01/37	846,927	889,519
5.000% 03/01/38	486,049	509,505
5.000% 08/01/39	1,099,856	1,152,934
5.000% 05/01/40	689,275	722,538
5.500% 03/01/37	905,668	971,107
5.500% 06/01/37	623,951	668,254
5.500% 09/01/37	903,976	968,162
5.518% 07/01/32 (03/01/11) (f)(g)	198,830	209,825
6.500% 03/01/37	145,426	162,916
6.500% 08/01/37	103,310	115,444
Government National Mortgage Association
4.500% 02/15/39	105,969	109,657
6.000% 12/15/37	308,306	339,994
7.000% 10/15/31	42,978	49,698
7.000% 04/15/32	33,887	39,121
7.000% 05/15/32	70,235	81,083
Total Mortgage-Backed Securities (cost of $35,787,748)		36,163,571
Government & Agency Obligations – 5.0%
Foreign Government Obligations – 0.8%
Province of Ontario
5.450% 04/27/16	800,000	906,072
Province of Quebec
4.625% 05/14/18	1,050,000	1,134,313
Svensk Exportkredit AB
5.125% 03/01/17	775,000	857,748
Foreign Government Obligations Total		2,898,133
U.S. Government Agencies – 0.5%
Federal Home Loan Mortgage Corp.
3.750% 03/27/19	660,000	680,641
Federal National Mortgage Association
0.750% 12/18/13	1,400,000	1,379,822
U.S. Government Agencies Total		2,060,463
U.S. Government Obligations – 3.7%
U.S. Treasury Bonds
4.500% 02/15/36	2,850,000	2,887,851
5.375% 02/15/31 (i)	2,107,000	2,421,733
U.S. Treasury Inflation Indexed Note
3.000% 07/15/12	950,773	1,016,659

	Par ($)	Value ($)
U.S. Treasury Notes
0.875% 02/29/12	1,250,000	1,257,175
2.000% 01/31/16	2,300,000	2,289,038
2.375% 10/31/14	3,000,000	3,092,814
3.625% 02/15/21	1,400,000	1,424,719
U.S. Government Obligations Total		14,389,989
Total Government & Agency Obligations (cost of $19,000,049)		19,348,585
Commercial Mortgage-Backed Securities – 4.1%
Bear Stearns Commercial Mortgage Securities
5.133% 10/12/42 (03/01/11) (f)(g)	923,527	969,866
5.742% 09/11/42 (03/01/11) (f)(g)	750,000	816,812
Credit Suisse Mortgage Capital Certificates
5.659% 03/15/39 (03/01/11) (f)(g)	660,000	689,425
CS First Boston Mortgage Securities Corp.
4.429% 12/15/36	318,714	323,355
5.065% 08/15/38 (03/01/11) (f)(g)	374,255	388,600
GE Capital Commercial Mortgage Corp.
4.706% 05/10/43	510,570	510,467
4.819% 01/10/38	550,000	576,300
Greenwich Capital Commercial Funding Corp.
5.117% 04/10/37	579,302	585,842
5.190% 04/10/37 (03/01/11) (f)(g)	600,000	631,554
JPMorgan Chase Commercial Mortgage Securities Corp.
4.134% 10/15/37	211,073	219,200
4.659% 07/15/42	390,096	407,262
4.824% 10/15/42 (03/01/11) (f)(g)	339,634	355,840
5.201% 08/12/37 (03/01/11) (f)(g)	956,888	1,001,228
5.440% 06/12/47	820,000	871,394
5.447% 06/12/47	791,000	818,802
5.857% 10/12/35	1,290,180	1,302,652
LB-UBS Commercial Mortgage Trust
5.279% 11/15/38	469,120	473,484
5.403% 02/15/40	820,000	872,105
5.642% 12/15/25	532,617	534,152
Morgan Stanley Capital I
4.500% 06/15/40	127,158	127,286
5.325% 12/15/43	820,000	864,265
5.380% 04/15/49	392,357	399,566
Morgan Stanley Dean Witter Capital I
4.390% 09/15/37	201,047	202,013
6.390% 10/15/35	552,477	565,104

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

February 28, 2011 (Unaudited)

Commercial Mortgage-Backed Securities (continued)
	Par ($)	Value ($)
Nationslink Funding Corp.
7.104% 01/22/26	284,339	309,861
Wachovia Bank Commercial Mortgage Trust
4.390% 02/15/41	389,614	392,871
5.037% 03/15/42	805,458	841,660
Total Commercial Mortgage-Backed Securities (cost of $15,311,757)		16,050,966
Collateralized Mortgage Obligations – 1.8%
Agency – 1.7%
Federal Home Loan Mortgage Corp.
4.000% 10/15/18	1,900,000	2,006,014
5.000% 08/15/32	370,000	392,487
5.000% 05/15/33	700,000	743,526
Federal National Mortgage Association
5.500% 01/25/33	371,395	384,381
Government National Mortgage Association
2.159% 01/16/33	846,145	853,470
2.210% 12/29/11 (c)	725,000	725,906
2.210% 06/16/20 (c)	1,050,000	1,057,341
4.000% 05/16/39	220,267	229,094
Agency Total		6,392,219
Non-Agency – 0.1%
SACO I, Inc.
(j) 09/25/24 (03/01/11) (d)(f)(g)	6,104	2,014
Structured Asset Securities Corp.
5.500% 05/25/33	267,124	274,498
5.500% 07/25/33	169,086	173,200
Non-Agency Total		449,712
Total Collateralized Mortgage Obligations (cost of $6,642,684)		6,841,931
Asset-Backed Securities – 0.8%
Capital Auto Receivables Asset Trust
5.300% 05/15/14	388,155	397,344
Chrysler Financial Auto Securitization Trust
0.910% 08/08/13	550,000	548,443
Cityscape Home Equity Loan Trust
7.410% 05/25/28	18,519	18,620
First Alliance Mortgage Loan Trust
7.340% 06/20/27	44,168	43,286
Franklin Auto Trust
5.360% 05/20/16	916,000	933,457
IMC Home Equity Loan Trust
7.520% 08/20/28	492,255	495,628
Keycorp Student Loan Trust
0.633% 12/27/29 (03/28/11) (f)(g)	632,226	616,950
Total Asset-Backed Securities (cost of $3,060,421)		3,053,728

	Par ($)	Value ($)
Municipal Bond – 0.2%
Illinois – 0.2%
IL State
Series 2011, 4.511% 03/01/15 (c)	650,000	651,677
Illinois Total		651,677
Total Municipal Bond (cost of $650,000)		651,677
Short-Term Obligation – 2.7%
Repurchase agreement with Fixed Income Clearing Corp., dated 02/28/11, due 03/01/11 at 0.090%, collateralized by a U.S. Government Agency obligation maturing 01/15/14, market value $10,821,213 (repurchase proceeds $10,606,027)	10,606,000	10,606,000
Total Short-Term Obligation (cost of $10,606,000)		10,606,000
Total Investments – 100.6% (cost of $325,811,600) (k)		389,035,143
Other Assets & Liabilities, Net – (0.6)%		(2,486,007)
Net Assets – 100.0%		386,549,136

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2011, these securities, which are not illiquid, amounted to $7,833,870, which represents 2.0% of net assets.

(c)  Security purchased on a delayed delivery basis.

(d)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 28, 2011, the value of these securities amounted to $2,014, which represents 0.0% of net assets.

(e)  Security has no value.

(f)  The interest rate shown on floating rate or variable rate securities reflects the rate at February 28, 2011.

(g)  Parenthetical date represents the effective maturity date for the security.

(h)  Security is guaranteed by the Federal Deposit Insurance Corporation.

(i)  A portion of this security with a market value of $114,937 is pledged as collateral for open futures contracts.

(j)  Zero coupon bond.

(k)  Cost for federal income tax purposes is $326,028,211.

  Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

  The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

February 28, 2011 (Unaudited)

the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

  Fair value inputs are summarized in the three broad levels listed below:

• Level 1—Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

• Level 2—Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3—Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

  Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements—Security Valuation.

  Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of February 28, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$248,557,179	$—	$—	$248,557,179
Total Corporate Fixed-Income Bonds & Notes	—	47,761,506	—	47,761,506
Total Mortgage-Backed Securities	651,447	35,512,124	—	36,163,571
Government & Agency Obligations
Foreign Government Obligations	—	2,898,133	—	2,898,133
U.S. Government Agencies	—	2,060,463	—	2,060,463
U.S. Government Obligations	14,389,989	—	—	14,389,989
Total Government & Agency Obligations	14,389,989	4,958,596	—	19,348,585
Total Commercial Mortgage-Backed Securities	—	16,050,966	—	16,050,966
Collateralized Mortgage Obligations
Agency	—	6,392,219	—	6,392,219
Non-Agency	—	447,698	2,014	449,712
Total Collateralized Mortgage Obligations	—	6,839,917	2,014	6,841,931
Total Asset-Backed Securities	—	3,053,728	—	3,053,728
Total Municipal Bond	—	651,677	—	651,677
Total Short-Term Obligation	—	10,606,000	—	10,606,000
Total Investments	263,598,615	125,434,514	2,014	389,035,143
Unrealized Depreciation on Futures Contracts	(38,255)	—	—	(38,255)
Total	$263,560,360	$125,434,514	$2,014	$388,996,888

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the premium or discount at purchase.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain corporate fixed-income bonds & notes and collateralized mortgage obligations classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities and observed yields on securities management deemed comparable.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

February 28, 2011 (Unaudited)

The following table reconciles asset balances for the six months ended February 28, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of August 31, 2010	Accrued Discounts/ (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of February 28, 2011
Collateralized Mortgage Obligations Non-Agency	$2,041	$9	$3	$41	$—	$(80)	$—	$—	$2,014
Corporate Fixed-Income Bonds & Notes Communication	—	—	—	—	—	—	—	—	—
	$2,041	$9	$3	$41	$—	$(80)	$—	$—	$2,014

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized appreciation attributed to securities owned at February 28, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $41. This amount is included in net changes in unrealized appreciation (depreciation) on the Statement of Changes in Net Assets.

At February 28, 2011 the Fund held the following open short futures contracts:

Risk Exposure/Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
Interest Rate Risk 5-Year U.S. Treasury Notes	40	$4,677,500	$4,639,245	Jun-2011	$(38,255)

At February 28, 2011, the asset allocation of the Fund was as follows:

Asset Allocation	% of Net Assets
Common Stocks	64.3
Corporate Fixed-Income Bonds & Notes	12.4
Mortgage-Backed Securities	9.3
Government & Agency Obligations	5.0
Commercial Mortgage-Backed Securities	4.1
Collateralized Mortgage Obligations	1.8
Asset-Backed Securities	0.8
Municipal Bond	0.2
97.9
Short-Term Obligation	2.7
Other Assets & Liabilities, Net	(0.6)
100.0

Acronym	Name
ADR	American Depositary Receipt

PIK	Payment-In-Kind

TBA	To Be Announced

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities – Columbia Balanced Fund

February 28, 2011 (Unaudited)

		($)
Assets	Investments, at identified cost	325,811,600
	Investments, at value	389,035,143
	Cash	1,711,792
	Receivable for:
	Investments sold	2,754,319
	Fund shares sold	1,080,597
	Dividends	412,035
	Interest	1,002,835
	Foreign tax reclaims	1,063
	Trustees' deferred compensation plan	32,361
	Prepaid expenses	832
	Total Assets	396,030,977
Liabilities	Payable for:
	Investments purchased	1,990,210
	Investments purchased on a delayed delivery basis	6,918,828
	Fund shares repurchased	244,966
	Futures variation margin	7,500
	Investment advisory fee	148,912
	Pricing and bookkeeping fees	3,287
	Transfer agent fee	78,451
	Trustees' fees	2,190
	Custody fee	3,315
	Distribution and service fees	49,599
	Chief compliance officer expenses	154
	Trustees' deferred compensation plan	32,361
	Other liabilities	2,068
	Total Liabilities	9,481,841
	Net Assets	386,549,136
Net Assets Consist of	Paid-in capital	321,406,197
	Undistributed net investment income	419,703
	Accumulated net realized gain	1,537,948
	Net unrealized appreciation (depreciation) on:
	Investments	63,223,543
	Futures contracts	(38,255)
	Net Assets	386,549,136

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities (continued) – Columbia Balanced Fund

February 28, 2011 (Unaudited)

Class A	Net assets	$101,534,958
	Shares outstanding	3,704,030
	Net asset value per share	$27.41	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($27.41/0.9425)	$29.08	(b)
Class B	Net assets	$6,987,462
	Shares outstanding	255,447
	Net asset value and offering price per share	$27.35	(a)
Class C	Net assets	$34,309,664
	Shares outstanding	1,254,240
	Net asset value and offering price per share	$27.35	(a)
Class R (c)	Net assets	$2,793
	Shares outstanding	102
	Net asset value, offering and redemption price per share	$27.40	(d)
Class Z	Net assets	$243,714,259
	Shares outstanding	8,900,170
	Net asset value, offering and redemption price per share	$27.38

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Class R shares commenced operations on September 27, 2010.

(d)  Net asset value rounds to $27.40 per share due to fractional shares outstanding.

See Accompanying Notes to Financial Statements.

Statement of Operations – Columbia Balanced Fund

For the Six Months Ended February 28, 2011 (Unaudited)

		($) (a)
Investment Income	Dividends	1,760,335
	Interest	2,378,657
	Foreign taxes withheld	(12,864)
	Total Investment Income	4,126,128
Expenses	Investment advisory fee	882,981
	Distribution fee:
	Class B	26,035
	Class C	111,541
	Class R	6
	Service fee:
	Class A	105,243
	Class B	8,678
	Class C	37,180
	Transfer agent fee	166,441
	Pricing and bookkeeping fees	54,796
	Trustees' fees	14,856
	Custody fee	20,338
	Chief compliance officer expenses	563
	Other expenses	112,108
	Total Expenses	1,540,766
	Expense reductions	(259)
	Net Expenses	1,540,507
	Net Investment Income	2,585,621
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency
	Net realized gain (loss) on:
	Investments	9,866,002
	Foreign currency transactions	181
	Futures contracts	(16,396)
	Net realized gain	9,849,787
	Net change in unrealized appreciation (depreciation) on:
	Investments	46,729,378
	Futures contracts	(3,027)
	Net change in unrealized appreciation (depreciation)	46,726,351
	Net Gain	56,576,138
	Net Increase Resulting from Operations	59,161,759

(a)  Class R shares commenced operations on September 27, 2010.

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets – Columbia Balanced Fund

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended February 28, 2011 ($)(a)(b)	Year Ended August 31, 2010 ($)
Operations	Net investment income	2,585,621	4,439,536
	Net realized gain on investments, futures contracts and foreign currency transactions	9,849,787	10,754,736
	Net change in unrealized appreciation (depreciation) on investments and futures contracts	46,726,351	(4,858,186)
	Net increase resulting from operations	59,161,759	10,336,086
Distributions to Shareholders	From net investment income:
	Class A	(690,465)	(525,553)
	Class B	(35,491)	(59,886)
	Class C	(145,155)	(136,210)
	Class R	(10)	—
	Class Z	(2,244,541)	(3,796,805)
	Total distributions to shareholders	(3,115,662)	(4,518,454)
	Net Capital Stock Transactions	25,720,632	69,045,371
	Increase from regulatory settlements	—	119
	Total increase in net assets	81,766,729	74,863,122
Net Assets	Beginning of period	304,782,407	229,919,285
	End of period	386,549,136	304,782,407
	Undistributed net investment income at end of period	419,703	949,744

(a)  Class R shares commenced operations on September 27, 2010.

(b)  Class R shares reflect activity for the period September 27, 2010 through February 28, 2011.

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets (continued) – Columbia Balanced Fund

	Capital Stock Activity
	(Unaudited) Six Months Ended February 28, 2011		Year Ended August 31, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,271,266	32,857,179	2,433,066	58,521,147
Distributions reinvested	23,632	596,247	19,569	463,355
Redemptions	(386,487)	(10,079,651)	(509,844)	(12,154,454)
Net increase	908,411	23,373,775	1,942,791	46,830,048
Class B
Subscriptions	31,013	800,024	87,910	2,093,131
Distributions reinvested	988	24,858	2,295	54,129
Redemptions	(64,090)	(1,655,637)	(112,053)	(2,684,099)
Net decrease	(32,089)	(830,755)	(21,848)	(536,839)
Class C
Subscriptions	246,422	6,426,610	725,311	17,383,404
Distributions reinvested	4,380	110,397	4,642	109,653
Redemptions	(92,009)	(2,385,245)	(125,817)	(3,002,620)
Net increase	158,793	4,151,762	604,136	14,490,437
Class R (a)(b)
Subscriptions	102	2,511	—	—
Net increase	102	2,511	—	—
Class Z
Subscriptions	1,414,599	36,936,528	2,249,164	54,009,281
Distributions reinvested	73,085	1,838,287	133,969	3,167,162
Redemptions	(1,507,215)	(39,751,476)	(2,058,405)	(48,914,718)
Net increase (decrease)	(19,531)	(976,661)	324,728	8,261,725

(a) Class R shares commenced operations on September 27, 2010.

(b) Class R shares reflect activity for the period September 27, 2010 through February 28, 2011.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Balanced Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class A Shares	2011		2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$23.29		$22.46	$24.03	$24.77	$22.51	$21.75
Income from Investment Operations:
Net investment income (a)	0.18		0.35	0.47	0.53	0.48	0.38
Net realized and unrealized gain (loss) on investments, foreign currency and futures contracts	4.16		0.85	(1.52)	(0.56)	2.26	0.78
Total from investment operations	4.34		1.20	(1.05)	(0.03)	2.74	1.16
Less Distributions to Shareholders:
From net investment income	(0.22)		(0.37)	(0.52)	(0.56)	(0.48)	(0.40)
From net realized gains	—		—	—	(0.15)	—	—
Total distributions to shareholders	(0.22)		(0.37)	(0.52)	(0.71)	(0.48)	(0.40)
Increase from regulatory settlements	—		— (b)	—	—	—	—
Net Asset Value, End of Period	$27.41		$23.29	$22.46	$24.03	$24.77	$22.51
Total return (c)	18.72	%(d)	5.33%	(4.03)%	(0.22)%	12.26%	5.40	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	0.96	%(g)	1.02%	1.04%	0.99%	1.02%	0.98%
Interest expense	—		—	—	—	—	—	%(h)
Net expenses (f)	0.96	%(g)	1.02%	1.04%	0.99%	1.02%	0.98%
Waiver/Reimbursement	—		—	—	—	—	0.01%
Net investment income (f)	1.37	%(g)	1.47%	2.33%	2.14%	1.98%	1.71%
Portfolio turnover rate	41	%(d)	89%	102%	94%	78%	59%
Net assets, end of period (000s)	$101,535		$65,112	$19,152	$10,712	$6,582	$4,137

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Balanced Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class B Shares	2011		2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$23.24		$22.41	$23.99	$24.73	$22.47	$21.72
Income from Investment Operations:
Net investment income (a)	0.08		0.17	0.32	0.34	0.29	0.21
Net realized and unrealized gain (loss) on investments, foreign currency and futures contracts	4.16		0.85	(1.53)	(0.56)	2.27	0.78
Total from investment operations	4.24		1.02	(1.21)	(0.22)	2.56	0.99
Less Distributions to Shareholders:
From net investment income	(0.13)		(0.19)	(0.37)	(0.37)	(0.30)	(0.24)
From net realized gains	—		—	—	(0.15)	—	—
Total distributions to shareholders	(0.13)		(0.19)	(0.37)	(0.52)	(0.30)	(0.24)
Increase from regulatory settlements	—		— (b)	—	—	—	—
Net Asset Value, End of Period	$27.35		$23.24	$22.41	$23.99	$24.73	$22.47
Total return (c)	18.28	%(d)	4.56%	(4.82)%	(0.97)%	11.45%	4.57	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.71	%(g)	1.77%	1.79%	1.74%	1.77%	1.73%
Interest expense	—		—	—	—	—	—	%(h)
Net expenses (f)	1.71	%(g)	1.77%	1.79%	1.74%	1.77%	1.73%
Waiver/Reimbursement	—		—	—	—	—	0.01%
Net investment income (f)	0.63	%(g)	0.73%	1.63%	1.37%	1.20%	0.95%
Portfolio turnover rate	41	%(d)	89%	102%	94%	78%	59%
Net assets, end of period (000s)	$6,987		$6,683	$6,934	$7,551	$6,955	$7,213

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Balanced Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class C Shares	2011		2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$23.24		$22.42	$23.99	$24.73	$22.48	$21.72
Income from Investment Operations:
Net investment income (a)	0.08		0.17	0.31	0.34	0.29	0.21
Net realized and unrealized gain (loss) on investments, foreign currency and futures contracts	4.16		0.84	(1.51)	(0.56)	2.26	0.79
Total from investment operations	4.24		1.01	(1.20)	(0.22)	2.55	1.00
Less Distributions to Shareholders:
From net investment income	(0.13)		(0.19)	(0.37)	(0.37)	(0.30)	(0.24)
From net realized gains	—		—	—	(0.15)	—	—
Total distributions to shareholders	(0.13)		(0.19)	(0.37)	(0.52)	(0.30)	(0.24)
Increase from regulatory settlements	—		— (b)	—	—	—	—
Net Asset Value, End of Period	$27.35		$23.24	$22.42	$23.99	$24.73	$22.48
Total return (c)	18.28	%(d)	4.51%	(4.77)%	(0.97)%	11.40%	4.62	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.71	%(g)	1.77%	1.79%	1.74%	1.77%	1.73%
Interest expense	—		—	—	—	—	—	%(h)
Net expenses (f)	1.71	%(g)	1.77%	1.79%	1.74%	1.77%	1.73%
Waiver/Reimbursement	—		—	—	—	—	0.01%
Net investment income (f)	0.63	%(g)	0.71%	1.57%	1.39%	1.20%	0.98%
Portfolio turnover rate	41	%(d)	89%	102%	94%	78%	59%
Net assets, end of period (000s)	$34,310		$25,462	$11,014	$3,209	$1,887	$1,491

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Balanced Fund

Selected data for a share outstanding throughout the period is as follows:

Class R Shares	(Unaudited) Period Ended February 28, 2011 (a)
Net Asset Value, Beginning of Period	$24.62
Income from Investment Operations:
Net investment income (b)	0.13
Net realized and unrealized gain on investments, foreign currency and futures contracts	2.75
Total from investment operations	2.88
Less Distributions to Shareholders:
From net investment income	(0.10)
Net Asset Value, End of Period	$27.40
Total return (c)(d)	11.72%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)(f)	1.21%
Net investment income (e)(f)	1.22%
Portfolio turnover rate (d)	41%
Net assets, end of period (000s)	$3

(a)  Class R shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Balanced Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class Z Shares	2011		2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$23.27		$22.43	$24.02	$24.75	$22.50	$21.74
Income from Investment Operations:
Net investment income (a)	0.21		0.41	0.52	0.58	0.53	0.43
Net realized and unrealized gain (loss) on investments, foreign currency and futures contracts	4.15		0.86	(1.54)	(0.54)	2.26	0.79
Total from investment operations	4.36		1.27	(1.02)	0.04	2.79	1.22
Less Distributions to Shareholders:
From net investment income	(0.25)		(0.43)	(0.57)	(0.62)	(0.54)	(0.46)
From net realized gains	—		—	—	(0.15)	—	—
Total distributions to shareholders	(0.25)		(0.43)	(0.57)	(0.77)	(0.54)	(0.46)
Increase from regulatory settlements	—		— (b)	—	—	—	—
Net Asset Value, End of Period	$27.38		$23.27	$22.43	$24.02	$24.75	$22.50
Total return (c)	18.84	%(d)	5.64%	(3.87)%	0.07%	12.49%	5.66	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	0.71	%(g)	0.77%	0.79%	0.74%	0.77%	0.73%
Interest expense	—		—	—	—	—	—	%(h)
Net expenses (f)	0.71	%(g)	0.77%	0.79%	0.74%	0.77%	0.73%
Waiver/Reimbursement	—		—	—	—	—	0.01%
Net investment income (f)	1.63	%(g)	1.73%	2.62%	2.35%	2.19%	1.94%
Portfolio turnover rate	41	%(d)	89%	102%	94%	78%	59%
Net assets, end of period (000s)	$243,714		$207,526	$192,819	$176,113	$196,615	$226,694

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Columbia Balanced Fund

February 28, 2011 (Unaudited)

Note 1. Organization

Columbia Balanced Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks high total return by investing in common stocks and debt securities.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class B, Class C, Class R and Class Z shares. The Fund is also authorized to issue Class R4 and Class R5 shares; however, these share classes are not currently offered for sale. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R shares are not subject to sales charges and are available to qualifying institutional investors. Class R shares became effective September 27, 2010.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires the Investment Manager to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Columbia Balanced Fund, February 28, 2011 (Unaudited)

Investments for which market quotations are not readily available, or that have quotations which the Investment Manager believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, the Investment Manager may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Derivative Instruments

The Fund may use derivative instruments including futures contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks, among others:

Interest Rate Risk: Interest rate risk relates to the fluctuation in value of fixed income securities because of the inverse relationship of price and yield. Fixed income securities generally will decline in value upon an increase in general interest rates and their value generally will increase upon a decline in general interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

The following notes provide more detailed information about the derivative type held by the Fund:

Futures Contracts—The Fund entered into interest rate futures contracts to manage its exposure to the securities markets and/or to movements in interest rates.

The use of futures contracts involves certain risks, which include, among others: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by the Fund's Investment Manager.

Upon entering into a futures contract, the Fund identifies within its portfolio of investments cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

During the six month period ended February 28, 2011, the Fund entered into 40 futures contracts.

Columbia Balanced Fund, February 28, 2011 (Unaudited)

Effects of Derivative Transactions in the Financial Statements

The following table is a summary of the value of the Fund's derivative instruments as of February 28, 2011.

	Fair Value of Derivative Instruments
	Statement of Assets and Liabilities
Asset	Fair Value	Liability	Fair Value
Futures variation margin	—	Futures variation margin	$7,500	*

*  Includes only the current day's variation margin.

The effect of derivative instruments on the Statement of Operations for the six month period ended February 28, 2011:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Futures Contracts	Interest Rate	$(16,396)	$(3,027)

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment

Columbia Balanced Fund, February 28, 2011 (Unaudited)

date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund receives information regarding the character of distributions received from real estate investment trusts (REITs) on an annual basis. Distributions received from REITs are allocated among dividend income, capital gain and return of capital based upon such information or based on management's estimates if actual information has not yet been reported. Management's estimates are subsequently adjusted when the actual character of the distributions are disclosed by the REITs which could result in a proportionate increase in returns of capital to shareholders.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Services Fee

Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is the investment manager of the Fund, and determines which securities will be purchased, held or sold. Prior to March 1, 2011, the management fee was based on the annual rate of 0.50% of the Fund's average daily net assets.

In September 2010, the Board of Trustees approved an amended Investment Management Services Agreement (IMSA) with the Investment Manager that increases the management fee rates payable to the Investment Manager at certain asset levels. The IMSA was approved by the Fund's shareholders at a Special Meeting of Shareholders held on February 15, 2011. The IMSA, which is effective March 1, 2011, revises the management fee rates as follows:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.660%
$500 million to $1 billion	0.615%
$1 billion to $1.5 billion	0.570%
$1.5 billion to $3 billion	0.520%
$3 billion to $6 billion	0.510%
Over $6 billion	0.490%

Columbia Balanced Fund, February 28, 2011 (Unaudited)

Administration Fee

The Investment Manager provides administrative and other services to the Fund under an Administrative Services Agreement (Administrative Agreement), including services related to Fund expenses, the requirements of the Sarbanes-Oxley Act of 2002, and oversight of the accounting and financial reporting services provided by State Street Bank and Trust Company (State Street), as discussed in the Pricing and Bookkeeping Fees note below. Prior to March 1, 2011, the Investment Manager did not receive a fee for its services under the Administrative Agreement.

In connection with the IMSA approved by the Board of Trustees, effective March 1, 2011, the Fund will pay a monthly administration fee to the Investment Manager based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.060%
$500 million to $1 billion	0.055%
$1 billion to $3 billion	0.050%
$3 billion to $12 billion	0.040%
Over $12 billion	0.030%

Pricing and Bookkeeping Fees

The Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street and the Investment Manager pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges. Effective March 28, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Transfer Agent Fee

Columbia Management Investment Services Corp. (the Transfer Agent), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent of the Fund and has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which are intended to reimburse the Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent receives reimbursement for certain out-of-pocket expenses and may also receive compensation for various shareholder services.

For the six month period ended February 28, 2011, the Fund's annualized effective transfer agent fee rate for each class was 0.09% of the Fund's average daily net assets.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended February 28, 2011, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Investment Distributors, Inc. (the Distributor), an indirect wholly owned subsidiary of Ameriprise Financial, is the distributor of the Fund's shares. For the six month period ended February 28, 2011, initial sales charges paid by shareholders on the purchase of Class A shares amounted to $36,648 and net CDSC fees paid by shareholders on certain redemptions of Class A, Class B and Class C shares amounted to $12, $3,440 and $4,288, respectively.

The Fund has adopted shareholder servicing and distribution plans pursuant to Rule 12b-1 under the 1940 Act (the Plans) which require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the

Columbia Balanced Fund, February 28, 2011 (Unaudited)

Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares, respectively.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but currently limit such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Expense Limits and Fee Reimbursements

Effective September 27, 2010, the Investment Manager and certain affiliates have contractually agreed to waive fees or reimburse expenses so that the Fund's ordinary operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits or overdraft charges from the Fund's custodian, do not exceed the annual rates of 1.20%, 1.95%, 1.95%, 1.45% and 0.95% of the Fund's average daily net assets attributable to Class A, Class B, Class C, Class R and Class Z shares, respectively.

Prior to September 27, 2010, the Investment Manager voluntarily reimbursed a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, did not exceed 0.95% annually of the Fund's average daily net assets.

Effective March 1, 2011, the Investment Manager and certain affiliates have contractually agreed to waive fees or reimburse expenses through December 31, 2012, so that the Fund's ordinary operating expenses (excluding certain expenses, such as transaction costs and brokerage commissions, interest, taxes, acquired fund fees and expenses, and extraordinary expenses, if any), after giving effect to any balance credits or overdraft charges from the Fund's custodian, do not exceed the annual rates of 1.11%, 1.86%, 1.86%, 1.36% and 0.86% of the Fund's average daily net assets attributable to Class A, Class B, Class C, Class R and Class Z shares, respectively. This expense arrangement is made pursuant to a fee waiver and expense cap agreement that may be modified or amended only with the approval from all parties to such arrangements, including the Fund and the Investment Manager.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the six month period ended February 28, 2011, these custody credits reduced total expenses by $259 for the Fund.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $162,421,672 and $139,255,266, respectively, for the six month period ended February 28, 2011, of which $31,294,529 and $25,923,144, respectively, were U.S. Government securities.

Note 6. Regulatory Settlements

During the year ended August 31, 2010, the Fund received payments totaling $119 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets.

Columbia Balanced Fund, February 28, 2011 (Unaudited)

Note 7. Shareholder Concentration

As of February 28, 2011, one shareholder account owned 10.4% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended February 28, 2011, the Fund did not borrow under these arrangements.

Note 9. Federal Tax Information

The tax character of distributions paid during the year ended August 31, 2010 was as follows:

August 31, 2010
Ordinary Income*	$4,518,454

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at February 28, 2011, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$64,261,433
Unrealized depreciation	(1,254,501)
Net unrealized appreciation	$63,006,932

The following capital loss carryforwards, determined as of August 31, 2010, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$5,778,904
2018	1,414,302
Total	$7,193,206

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below and in Note 3 (above), there were no items requiring adjustment of the financial statements or additional disclosure.

Effective on March 28, 2011, the Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent). This credit facility replaced the credit facility provided by State Street. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such

Columbia Balanced Fund, February 28, 2011 (Unaudited)

lender's sole discretion. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Board Consideration and Approval of Advisory Agreements

In September 2010, the Board of Trustees (the "Board") unanimously approved new Investment Management Services Agreements (the "Advisory Agreements") on behalf of various Columbia funds that would increase or decrease the contractual investment advisory fee rates payable by each affected Columbia fund (each, an "Affected Fund") to Columbia Management for investment advisory services. For Columbia Balanced Fund, the Advisory Agreement would, subject to shareholder approval, increase contractual investment advisory fee rates. As detailed below, the Board held numerous meetings and discussions with the management team of Columbia Management and reviewed and considered materials in connection with the approval of the investment advisory fee before determining to approve the Advisory Agreements.

On April 30, 2010, Ameriprise Financial, Inc. acquired the long-term asset management business of Columbia Management Group, LLC, a subsidiary of Bank of America and the parent of the Affected Funds' former investment adviser. In connection with that acquisition, the Affected Funds entered into investment management services agreements with Columbia Management, a subsidiary of Ameriprise Financial, Inc.

Beginning in April 2010, Columbia Management presented to the Advisory Fees and Expenses Committee (the "Committee") of the Board a proposal to rationalize the fees and expenses, including the advisory fees, of the various registered investment companies in the combined complex of Columbia-, RiverSource-, Seligman- and Threadneedle-branded funds (the "Columbia Funds Complex"). Because these funds were organized at different times by many different sponsors, their fees and expenses did not reflect a common overall design, and Columbia Management proposed to implement a more consistent schedule of fees for similar funds based on a uniform pricing model across all of the funds. In this regard, Columbia Management presented the Committee with various data comparing current and proposed fee schedules to the fee schedules of peer funds, as selected by an independent third-party data provider. While Columbia Management projected that the proposed rationalization would reduce the overall fees and expenses of all of the funds in the aggregate, it was expected that certain fees and expenses, including advisory fees, would increase for certain funds. At the same time, Columbia Management presented the Committee with proposals to provide for consistent administrative services fee schedules across funds in the same asset class, reduced custody fee rates and a consistent transfer agency fee schedule across the funds, as well as initial proposals to merge various funds. In connection with these proposals, the Committee and the trustees considered a proposal by Columbia Management to contractually limit the total operating expenses (exclusive of brokerage commissions, interest (but including custodial charges relating to overdrafts), taxes and extraordinary expenses, after giving effect to any balance credits from each fund's custodian) of class A shares of funds, the expenses of which exceed the median expenses of such fund's class A shares peer group (as determined from time to time, generally annually, by an independent third-party data provider), to such median expenses (or a lower, agreed-upon rate), and to limit the total expenses of such funds' other classes to a corresponding amount, adjusted to reflect any class-specific expenses (including transfer agency fees and payments under any distribution plan, shareholder servicing plan, and/or plan administration agreement).

The Committee and the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Trust (the "Independent Trustees") requested and evaluated materials from, and were provided materials and information regarding the Advisory Agreements by, Columbia Management. The Committee, at meetings held on April 20, 2010, May 3, 2010, June 7, 2010, July 27, 2010 and August 10, 2010, and the Independent Trustees, at meetings held on April 20, 2010, May 4, 2010, June 7, 2010 and August 11, 2010, reviewed the materials provided in connection with their consideration of the Advisory Agreements and other matters relating to the proposals and discussed them with representatives of Columbia Management. The Committee and the Independent Trustees also reviewed and considered information that they had previously received in connection with their most recent consideration and approval of the current investment management services agreements with Columbia Management. They also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standards for consideration by the trustees and otherwise assisted the trustees in their deliberations. The trustees also met with, and reviewed and considered a report prepared and provided by, the independent fee consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia Management Advisors, LLC, the Affected Funds' previous adviser, with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). Under the NYAG Settlement, the Fee Consultant's role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms' length and reasonable. On August 10, 2010, the Committee recommended that the trustees approve the Advisory Agreements. On September 14, 2010, the trustees, including a majority of the

Independent Trustees, approved the Advisory Agreement for each Affected Fund, subject to shareholder approval.

The trustees considered all materials that they, their legal counsel or Columbia Management believed reasonably necessary to evaluate and to determine whether to approve the Advisory Agreements. The factors considered by the Committee and the trustees in recommending approval and approving the Advisory Agreement for each Affected Fund included the following:

•  The expected benefits of continuing to retain Columbia Management as the Affected Funds' investment manager;

•  The terms and conditions of the Advisory Agreements, including the increase or decrease, as applicable, in the advisory fee schedule for each Affected Fund;

•  The impact of the proposed changes in investment advisory fee rates, as well as proposed changes in administrative services, transfer agency and custody fee rates, on each Affected Fund's total expense ratio;

•  The willingness of Columbia Management to agree to contractually limit or cap total operating expenses for Columbia Balanced Fund so that total operating expenses (exclusive of brokerage commissions, interest (but including custodial charges relating to overdrafts), taxes and extraordinary expenses, after giving effect to any balance credits from each fund's custodian) of class A shares would not exceed the median expenses of such fund's class A shares peer group (as determined from time to time, generally annually, by an independent third-party data provider);

•  That Columbia Management, and not any Affected Fund, would bear the costs of obtaining any necessary shareholder approvals of the Advisory Agreements;

•  The expected impact on expenses for certain Affected Funds of proposed mergers; and

•  The expected benefits of further integrating the Combined Fund Complex by:

o  Standardizing total management fees across similar funds in the Combined Fund Complex to promote comparability of pricing among a menu of funds available to investors, including through exchange privileges; and

o  Aligning investment advisory fee rates across funds in the Combined Fund Complex that are in the same investment category (e.g., the amendment would align the investment advisory fee rates of Columbia Large Cap Growth Fund with those of all other actively managed large-cap funds in the Combined Fund Complex).

Nature, Extent and Quality of Services Provided under the Advisory Agreements

The trustees considered the nature, extent and quality of services provided to the Affected Funds by Columbia Management and its affiliates under the Advisory Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Affected Funds by Columbia Management and its affiliates. The trustees considered, among other things, the ability of Columbia Management to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including Columbia Management's personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the trade execution services provided on behalf of the Affected Funds and the quality of Columbia Management's investment research capabilities and the other resources that it devotes to each Affected Fund. For each Affected Fund, the trustees also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the nature, extent and quality of the services to be provided to each Affected Fund under the Advisory Agreements supported the approval of the Advisory Agreements.

Investment Performance

The trustees reviewed information about the performance of each Affected Fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each Affected Fund to the performance of peer groups of mutual funds and performance benchmarks. The trustees also reviewed a description of the third party's methodology for identifying each Fund's peer group for purposes of performance and expense comparisons. In the case of each Affected Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant approval of the Affected Fund's Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Affected Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Affected Fund's investment strategy and policies and that the Affected Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Affected Fund's investment strategy; (iii) that the Affected Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that Columbia Management had taken or was taking steps designed to help improve the Affected Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The trustees noted that, through February 28, 2010, Columbia Balanced Fund's performance was in the third quintile (where the best performance would be in the first quintile) for the one-year period, in the first quintile for the three- and five-year periods, and in the second quintile for the ten-year period of the peer group selected by an independent third-party data provider for the purposes of performance comparisons.

After reviewing those and related factors, the trustees concluded, within the context of their overall conclusions regarding each of the Advisory Agreements, that the performance of each Affected Fund and Columbia Management was sufficient, in light of other considerations, to warrant the approval of the Advisory Agreement pertaining to that Affected Fund.

Investment Advisory Fee Rates and Other Expenses

The trustees considered that the Advisory Agreement for Columbia Balanced Fund would increase the contractual investment advisory fee rates payable by that Fund at certain asset levels and would be otherwise identical to that Fund's current investment management services agreement. The trustees also considered that based on its expenses for its most recent fiscal year, adjusted to give effect to the Advisory Agreement and other proposed contractual changes, including the contractual expense limitations described above, Columbia Balanced Fund's contractual management fees would have been in the fourth quintile (where the lowest fees and expenses would be in the first quintile) and total net expenses would have been in the second quintile of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the advisory fee rates under the Advisory Agreements and anticipated total expenses of each Affected Fund supported the approval of the Advisory Agreements.

Costs of Services Provided and Profitability

The trustees considered information about the advisory fees charged by Columbia Management to comparable institutional accounts. In considering the fees charged to those accounts, the trustees took into account, among other things, Columbia Management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia Management, and the additional resources required to manage mutual funds effectively. In evaluating each Affected Fund's proposed advisory fees, the trustees also took into account the demands, complexity and quality of the investment management of the Affected Fund.

The trustees also considered the compensation directly or indirectly received by Columbia Management and its affiliates in connection with their relationships with the Affected Funds. The trustees reviewed information provided by management as to the projected profitability to Columbia Management and its affiliates of their relationships with each Affected Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant Affected Funds, the current and anticipated expense levels of each Affected Fund, and the implementation of breakpoints and/or expense limitations with respect to each Affected Fund.

After reviewing those and related factors, the trustees concluded, within the context of their overall conclusions, that the proposed changes to the advisory fees, and the related profitability to Columbia Management and its affiliates of their relationships with the Affected Fund, supported the approval of the Advisory Agreement pertaining to that Affected Fund.

Economies of Scale

The trustees considered the existence of any economies of scale in the provision by Columbia Management of services to each Affected Fund, to groups of related funds and to Columbia Management's investment advisory clients as a whole, and whether those economies of scale were shared with the Affected Funds through breakpoints in the proposed investment advisory fees or other means, such as expense limitation arrangements and additional investments by Columbia Management in investment, trading and compliance resources. The trustees noted that all of the Affected Funds were expected to benefit from breakpoints and/or expense limitation arrangements. In considering those issues, the trustees also took note of the costs of the services to be provided (both on an absolute and relative basis) and the projected profitability to Columbia Management and its affiliates of their relationships with the Affected Funds, as discussed above. The trustees also noted the expected expense synergies and other anticipated benefits to Columbia Management and fund shareholders of both the rationalization of fees and expenses and the proposed mergers of certain Affected Funds. After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Affected Funds supported the approval of the Advisory Agreements.

Other Benefits to Columbia Management

The trustees received and considered information regarding any expected "fall-out" or ancillary benefits to be received by Columbia Management and its affiliates as a result of their relationships with the Affected Funds, such as the provision by Columbia Management of administrative services to the Affected Funds and the provision by Columbia Management's affiliates of distribution and transfer agency services to the Affected Funds, and how the proposed rationalization of fees and expenses might affect such benefits, including the fact that to the extent fees payable by the Affected Funds decrease, and the fees for such Funds were subject to a contractual limit or cap on expenses, Columbia Management may pay less in expense reimbursements. The trustees considered that the Affected Funds' distributor, an affiliate of Columbia Management, retains a portion of the distribution fees from the Affected Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Affected Funds, and that other affiliates of Columbia Management receive various forms of compensation in connection with their sale of shares of the Affected Funds. The trustees also considered the benefits of research made available to Columbia Management by reason of brokerage commissions generated by the Affected Funds' securities transactions, and reviewed information about Columbia Management's practices with respect to allocating portfolio brokerage and the use of "soft" commission dollars to pay for research. The trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The trustees recognized that Columbia Management's profitability would be somewhat lower without these benefits.

In their deliberations, the trustees did not identify any single item that was paramount or controlling and individual trustees may have attributed different weights to various factors. The trustees also evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Affected Fund.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel and the Fee Consultant, the trustees, including the Independent Trustees, approved each Advisory Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

September 21, 2010

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As has been the case with my previous reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Atlantic Funds (the "Transaction"). The Transaction, which closed on April 30, 2010,3 resulted in the termination of the existing Investment Management Agreements with CMA. Prior to the closing of the Transaction, the Trustees and the shareholders of the Funds approved new Advisory and Administrative Agreements with an Ameriprise subsidiary now called Columbia Management Investment Advisers, LLC ("CMIA"). Those Agreements did not change the rates paid by the Funds from the levels specified in the former agreements with CMA.

CMIA serves as the adviser of funds supervised by three different Boards of Trustees: the Atlantic, Nations, and RiverSource Boards, and a subsidiary of CMIA serves as adviser to funds overseen by a fourth Board, Columbia/Wanger. After reviewing the range of funds overseen by all four Boards, CMIA proposed a series of changes intended, among other things, to rationalize its mutual fund product offerings (by, for example, proposing to merge funds with similar investment strategies) and the fees charged to the funds by CMIA and its affiliates. These proposals included (1) changes to the advisory fees paid by certain funds, (2) changes to administrative and similar fees paid by certain funds, (3) changes to the transfer agency, sub-transfer agency, custody, and pricing/bookkeeping fees paid by the Funds, and (4) mergers involving more than 60 funds. CMIA asked the Trustees to consider these proposals together. This report, consistent with and (to the extent applicable) in fulfillment of the terms of the AOD, will focus on changes to advisory and aggregate management fees and discuss other proposals insofar as they affect total fund expenses, which may be a relevant factor in considering the appropriate level of advisory and management fees (defined for purposes of this report as advisory plus administrative fees).

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

3  CMIA, Materials Prepared for the Atlantic Fees and Expense Committee, June 7, 2010 ("June 7 Materials"), Tab 1 at p. 1.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

II. Findings

1.  Based upon my examination of the information supplied by CMIA and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed contractual advisory and/or administrative fee changes at any asset level for each affected Atlantic Fund (each a "Fee Change Fund").

2.  In my view, the process by which the proposed management fees of each Fee Change Fund have been negotiated with CMIA thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

3.  There are 25 Funds for which CMIA has proposed an increase either in the contractual advisory or management fee (each a "Fee Increase Fund"). Seven of these Funds have a combination of higher contractual advisory fees and either lower or unchanged contractual management fees. The remaining 18 Funds have higher contractual management fees with the majority resulting from higher contractual advisory fees. For five Funds, however, the higher management fees result from a combination of lower advisory fees and higher administrative fees.

4.  The actual management fee, computed on the basis of assets as of October 31, 2009, would increase for 16 of the Fee Increase Funds after accounting for CMIA's proposed expense limitation program, non-management fee changes, and proposed mergers. Seven Funds would have lower actual management fees, and two would experience no change in actual management fees.

5.  Sixteen of the 25 Fee Increase Funds have generally median or better-than-median performance. Only one Fee Increase Fund—High Yield Opportunity Fund—would be identified for further review based on performance criteria used by the Trustees in past contract review processes.

6.  CMIA proposed that the Funds and most other mutual funds it or its affiliates advise or sponsor (together, the "CMIA Funds") be subject to a contractual expense limitation calculated as the median of the relevant fund's Lipper expense group. As a result, all Fee Increase Funds are projected to have total expenses in the first, second, or third quintiles after full implementation of the proposed fee changes, expense limitations, and mergers. The expense limitation would be recalculated every year based on updated Lipper data. An analysis of the changes in median expenses for 2009 and 2010 indicates that some Funds are likely to experience sizable changes in their expense limits. Some Funds would have higher-than-median actual management fees notwithstanding the newly-established expense limitations.

7.  CMIA reviewed differences between management of retail mutual funds and advising institutional accounts and supplied charts plotting contractual and actual institutional and fund fees against assets in various investment categories. The data showed that mutual fund fees are often lower at small asset levels reflecting CMIA's reimbursement of fund expenses. At higher asset levels, mutual fund fees typically exceed institutional fees.

8.  CMIA provided fund-by-fund projected profitability data. Due to the significant changes in the operations of the Funds (including the change of the Funds' investment adviser), historical profitability data was judged to have little relevance.

9.  CMIA provided projections of both the cumulative benefit to CMIA Fund shareholders of all aspects of its proposals (including proposed mergers) and the synergies in the form of decreased expenses that would benefit CMIA and its parent, Ameriprise.

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund considered a proposal to approve a proposed amendment to the Investment Management Services Agreement with Columbia Management Investment Advisers, LLC. The proposal was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
158,254,062	24,131,414	9,165,706	0

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Balanced Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Balanced Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1390 A (04/11)

Columbia Oregon Intermediate Municipal Bond Fund

Semiannual Report for the Period Ended February 28, 2011

Not FDIC insured • No bank guarantee • May lose value

Performance Information	1

Understanding Your Expenses	2

Investment Portfolio	3

Statement of Assets and Liabilities	11

Statement of Operations	12

Statement of Changes in Net Assets	13

Financial Highlights	15

Notes to Financial Statements	19

Board Consideration and Approval of Advisory Agreements	25

Summary of Management Fee Evaluation by Independent Fee Consultant	29

Important Information About This Report	33

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

>  A singular focus on our shareholders

Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

>  First-class research and thought leadership

We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

>  A disciplined investment approach

We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Performance Information – Columbia Oregon Intermediate Municipal Bond Fund

Average annual total return as of 02/28/11 (%)

Share class	A		B		C		Z
Inception	11/01/02		11/01/02		10/13/03		07/02/84
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	–2.96	–6.14	–3.32	–6.18	–3.15	–4.10	–2.84
1-year	1.29	–1.97	0.54	–2.40	0.89	–0.09	1.54
5-year	3.35	2.68	2.59	2.59	2.94	2.94	3.62
10-year	4.07	3.56	3.43	3.43	3.69	3.69	4.31

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares and the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

The 10-year Class A average annual returns with sales charge as of February 28, 2011 include the previous sales charge of 4.75%. The Class A 6-month cumulative returns, the 1-year and 5-year annual returns with sales charge as of February 28, 2011 include the new sales charge of 3.25%. This change was effective beginning August 22, 2005.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B and Class C are newer classes of shares. Class A and Class B share performance information includes the performance of Class Z shares (the oldest existing share class) for periods prior to their inception. Class C share performance information includes returns of Class B shares for the period from November 1, 2002 through October 12, 2003, and the returns of Class Z shares for periods prior thereto. These returns reflect differences in sales charges, but have not been restated to reflect any differences in expenses (such as distribution and service (Rule 12b-1) fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower, since the newer classes of shares are subject to distribution and service (Rule 12b-1) fees. Class A shares and Class B shares were initially offered on November 1, 2002, Class C shares were initially offered on October 13, 2003 and Class Z shares were initially offered on July 2, 1984.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 02/28/11

–2.96%

Class A shares (without sales charge)

–2.43%

Barclays Capital 3-15 Year Blend Municipal Bond Index[1]

Net asset value per share

as of 02/28/11 ($)
Class A	12.07
Class B	12.07
Class C	12.07
Class Z	12.07

Distributions declared per share

09/01/10 – 02/28/11 ($)
Class A	0.23
Class B	0.18
Class C	0.20
Class Z	0.24

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the fund's ordinary income, and is taxable when distributed. Distributions include $0.02 per share of taxable realized gains.

1

Understanding Your Expenses – Columbia Oregon Intermediate Municipal Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/10 – 02/28/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	970.40	1,020.83	3.91	4.01	0.80
Class B	1,000.00	1,000.00	966.80	1,017.11	7.56	7.75	1.55
Class C	1,000.00	1,000.00	968.50	1,018.84	5.86	6.01	1.20
Class Z	1,000.00	1,000.00	971.60	1,022.07	2.69	2.76	0.55

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

2

Investment Portfolio – Columbia Oregon Intermediate Municipal Bond Fund

February 28, 2011 (Unaudited)

Municipal Bonds – 97.4%
	Par ($)	Value ($)
Education – 3.7%
Education – 3.7%
OR Economic Development Revenue
Broadway Housing LLC, Series 2008 A, 6.250% 04/01/23	3,250,000	3,625,278
OR Facilities Authority
Linfield College, Series 2005 A, 5.000% 10/01/20	1,825,000	1,873,052
OR Forest Grove
Pacific University, Series 2009, 6.000% 05/01/30	1,500,000	1,504,995
OR Health Sciences University
Series 1996 A, Insured: NPFGC: (a) 07/01/14	2,550,000	2,303,925
(a) 07/01/21	12,515,000	7,256,698
Education Total		16,563,948
Education Total		16,563,948
Health Care – 10.2%
Continuing Care Retirement – 0.6%
OR Albany Hospital Facility Authority
Mennonite Home Albany, Series 2004 PJ-A: 4.750% 10/01/11	660,000	655,987
5.000% 10/01/12	680,000	671,126
OR Multnomah County Hospital Facilities Authority
Terwilliger Plaza, Inc., Series 2006 A, 5.250% 12/01/26	1,400,000	1,228,962
Continuing Care Retirement Total		2,556,075
Hospitals – 9.6%
OR Clackamas County Hospital Facility Authority
Legacy Health System, Series 2001: 5.250% 05/01/21	4,890,000	4,928,386
5.750% 05/01/12	2,000,000	2,033,740
5.750% 05/01/16	1,500,000	1,520,565
OR Deschutes County Hospital Facilities Authority
Cascade Healthcare Community, Series 2008, 7.375% 01/01/23	2,000,000	2,328,820

	Par ($)	Value ($)
OR Facilities Authority
Legacy Health Systems, Series 2010 A: 5.000% 03/15/15	1,000,000	1,073,460
5.000% 03/15/16	1,500,000	1,603,395
Peacehealth, Series 2009 A: 5.000% 11/01/17	4,450,000	4,967,446
5.000% 11/01/19	3,695,000	4,025,592
Samaritan Health Services, Series 2010 A: 5.000% 10/01/22	3,450,000	3,503,717
5.000% 10/01/23	2,000,000	2,012,020
OR Multnomah County Hospital Facilities Authority
Adventist Health System, Series 2009 A, 5.000% 09/01/21	3,685,000	3,845,813
Providence Health System, Series 2004, 5.250% 10/01/16	2,970,000	3,240,805
OR Salem Hospital Facility Authority
Series 2006 A, 5.000% 08/15/27	3,500,000	3,363,255
Series 2008 A: 5.250% 08/15/18	2,500,000	2,698,225
5.750% 08/15/15	785,000	869,984
OR Umatilla County Hospital Facility Authority
Catholic Health Initiatives, Series 2000 A, 5.750% 12/01/20	285,000	286,100
Hospitals Total		42,301,323
Health Care Total		44,857,398
Housing – 4.3%
Assisted Living/Senior – 0.4%
OR Clackamas County Hospital Facility Authority
Robison Jewish Home, Series 2005: 5.000% 10/01/19	1,000,000	877,290
5.125% 10/01/24	1,000,000	820,540
Assisted Living/Senior Total		1,697,830

See Accompanying Notes to Financial Statements.

3

Columbia Oregon Intermediate Municipal Bond Fund

February 28, 2011 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Multi-Family – 2.4%
OR Clackamas County Housing Authority
Multi-Family Housing, Easton Ridge, Series 1996 A: 5.800% 12/01/16	1,375,000	1,374,931
5.900% 12/01/26	1,750,000	1,621,218
OR Forest Grove Student Housing
Oak Tree Foundation, Series 2007, 5.500% 03/01/37	4,000,000	3,359,120
OR Portland Housing
Series 2005 A, 5.000% 04/01/25	1,565,000	1,607,881
PR Commonwealth of Puerto Rico Housing Finance Authority
Series 2008, 5.000% 12/01/13	2,455,000	2,645,655
Multi-Family Total		10,608,805
Single-Family – 1.5%
OR Housing & Community Services Department
Mortgage Single Family Program: Series 2001 J, 5.150% 07/01/24	1,095,000	1,095,252
Series 2001 Q: 4.700% 07/01/15	355,000	357,052
4.900% 07/01/17	345,000	346,304
Series 2008 G, 5.200% 07/01/28	4,845,000	4,872,326
Single-Family Total		6,670,934
Housing Total		18,977,569
Other – 15.4%
Other – 0.6%
OR Health, Housing, Educational & Cultural Facilities Authority
Goodwill Industries Lane County, Series 1998 A, 6.650% 11/15/22 (b)	2,940,000	2,656,025
Other Total		2,656,025
Refunded/Escrowed (c) – 14.8%
OR Benton & Linn Counties
School District No. 509J, Corvallis, Series 2003, Pre-refunded 06/01/13, Insured: AGMC 5.000% 06/01/17	2,665,000	2,916,416

	Par ($)	Value ($)
OR Board of Higher Education
Lottery Education, Series 1999 A, Pre-refunded 04/01/11, Insured: AGMC 5.000% 04/01/14	2,705,000	2,716,577
Series 2001 A, Pre-refunded 08/01/11, 5.250% 08/01/14	1,225,000	1,250,554
OR Clackamas Community College District
Series 2001, Pre-refunded 06/15/11, Insured: FGIC 5.250% 06/15/15	1,390,000	1,410,294
OR Clackamas County
School District No. 108, Series 2001, Pre-refunded 06/15/11, Insured: AGMC 5.375% 06/15/15	1,055,000	1,070,804
School District No. 7J, Lake Oswego, Series 2001, Pre-refunded 06/01/11: 5.375% 06/01/16	1,295,000	1,311,861
5.375% 06/01/17	2,535,000	2,568,006
OR Coos County
School District No. 13, North Bend, Series 2002, Pre-refunded 06/15/12, Insured: AGMC 5.500% 06/15/15	1,765,000	1,878,525
OR Department of Transportation
Highway User Tax, Series 2002 A, Pre-refunded 11/15/12, 5.500% 11/15/16	2,500,000	2,709,650
OR Deschutes County Hospital Facilities Authority
Cascade Health Services, Inc., Series 2002, Pre-refunded 01/01/12: 5.500% 01/01/22	2,000,000	2,082,820
5.600% 01/01/27	5,550,000	5,784,487
5.600% 01/01/32	2,000,000	2,084,500

See Accompanying Notes to Financial Statements.

4

Columbia Oregon Intermediate Municipal Bond Fund

February 28, 2011 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
OR Deschutes County
School District No. 1, Series 2001 A, Pre-refunded 06/15/11, Insured: AGMC 5.500% 06/15/18	1,000,000	1,015,350
OR Jackson County
School District No. 4, Phoenix-Talent, Series 2001, Pre-refunded 06/15/11, Insured: AGMC 5.500% 06/15/16	1,000,000	1,015,350
School District No. 9, Eagle Point, Series 2000, Pre-refunded 06/15/11, 5.625% 06/15/15	1,920,000	1,950,182
OR Linn County Community
School District No. 9, Lebanon, Series 2001, Pre-refunded 06/15/13, Insured: FGIC 5.550% 06/15/21	2,000,000	2,220,360
School District No. 9, Series 2001, Pre-refunded 06/15/13, Insured: FGIC 5.250% 06/15/15	405,000	446,760
OR Multnomah County
School District No. 7, Reynolds, Series 2000, Pre-refunded 06/15/11, 5.625% 06/15/17	1,000,000	1,015,470
OR Multnomah-Clackamas Counties
Centennial School District No. 28-302, Series 2001, Pre-refunded 06/15/11, Insured: FGIC: 5.375% 06/15/16	2,055,000	2,085,784
5.375% 06/15/17	2,280,000	2,314,154
5.375% 06/15/18	2,490,000	2,527,300
OR North Clackamas Parks & Recreation District Facilities
Series 1993, Escrowed to Maturity, 5.700% 04/01/13	1,250,000	1,313,875

	Par ($)	Value ($)
OR Portland Community College District
Series 2001 A, Pre-refunded 06/01/11: 5.375% 06/01/14	1,925,000	1,950,064
5.375% 06/01/16	2,705,000	2,740,219
5.375% 06/01/17	2,540,000	2,573,071
OR Washington & Clackamas Counties
School District No. 23J, Tigard, Series 2002, Pre-refunded 06/15/12, Insured: NPFGC 5.375% 06/15/17	1,500,000	1,594,065
OR Washington County
Series 2001, Pre-refunded 06/01/11, 5.500% 06/01/16	2,785,000	2,821,261
OR Yamhill County
School District No. 029J, Series 2002, Pre-refunded 06/15/12, Insured: NPFGC 5.250% 06/15/16	2,535,000	2,689,863
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2002 E, Escrowed to Maturity, 6.000% 08/01/26	5,000,000	6,162,250
VI Virgin Islands Public Finance Authority
Series 1989 A, Escrowed to Maturity, 7.300% 10/01/18	1,090,000	1,329,789
Refunded/Escrowed Total		65,549,661
Other Total		68,205,686
Other Revenue – 3.4%
Recreation – 3.4%
OR Board of Higher Education
Lottery Education: Series 2003 A, Insured: AGMC 5.000% 04/01/14	1,830,000	2,002,971
Series 2008, 5.000% 04/01/24	3,130,000	3,350,008
Series 2009 A: 5.000% 04/01/21	5,000,000	5,632,450
5.000% 04/01/27	4,000,000	4,209,040
Recreation Total		15,194,469
Other Revenue Total		15,194,469

See Accompanying Notes to Financial Statements.

5

Columbia Oregon Intermediate Municipal Bond Fund

February 28, 2011 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Tax-Backed – 50.2%
Local General Obligations – 33.2%
OR Benton & Linn Counties
School District No. 509J & 509A, Series 2007, Insured: AGMC 5.000% 06/15/20	5,000,000	5,673,850
OR Canyonville South Umpqua Rural Fire District
Series 2001, 5.400% 07/01/31	610,000	506,087
OR Central Community College District
Series 2010, 4.750% 06/15/24	2,580,000	2,773,681
OR Clackamas & Washington Counties
School District No. 3, Series 2009, 5.000% 06/15/24	4,150,000	4,506,236
School District No. 3A, Series 2003, Insured: NPFGC (a) 06/15/17	4,000,000	3,234,480
OR Clackamas Community College District
Series 2001, Insured: NPFGC 5.250% 06/15/15	110,000	111,366
OR Clackamas County
School District No. 108, Estacada, Series 2005, Insured: AGMC 5.500% 06/15/25	2,485,000	2,907,003
School District No. 115, Series 2006 A, Insured: NPFGC (a) 06/15/25	2,250,000	1,080,473
School District No. 12, North Clackamas, Series 2007 B, Insured: AGMC (a) 06/15/22	4,000,000	4,228,760
School District No. 46, Series 2009: 5.000% 06/15/25	4,350,000	4,602,343
5.000% 06/15/26	3,000,000	3,149,340
Series 2007, Insured: NPFGC 4.125% 06/01/27	2,000,000	1,938,760

	Par ($)	Value ($)
OR Columbia County
School District No. 502, Deferred Interest, Series 1999, Insured: NPFGC: (a) 06/01/13	1,685,000	1,610,877
(a) 06/01/14	1,025,000	950,421
OR Columbia Multnomah & Washington Counties
School District No. 1J, Series 2009: 5.000% 06/15/23	1,000,000	1,080,590
5.000% 06/15/24	1,165,000	1,242,263
5.000% 06/15/25	1,275,000	1,346,221
OR Deschutes & Jefferson County
School District No. 02J, Series 2004 B, Insured: NPFGC (a) 06/15/22	2,335,000	1,396,540
OR Deschutes County
Administrative School District No. 1, Series 2007, Insured: NPFGC 4.500% 06/15/20	5,000,000	5,412,950
OR Jackson County
School District No. 009, Series 2005, Insured: NPFGC: 5.500% 06/15/20	1,000,000	1,180,300
5.500% 06/15/21	1,410,000	1,663,208
School District No. 549C, Series 2008: 4.625% 06/15/27	1,500,000	1,533,945
4.625% 06/15/28	1,660,000	1,692,553
OR Jefferson County
School District No. 509J, Madras School District, Series 2002, Insured: NPFGC 5.250% 06/15/18	1,075,000	1,126,815
OR Josephine County
Unit School District, Three Rivers, Series 2005, Insured: NPFGC: 5.000% 12/15/15	1,000,000	1,139,890
5.000% 12/15/16	1,000,000	1,150,290
OR Lane Community College
Series 2009: 4.250% 06/15/17	2,195,000	2,422,446
4.250% 06/15/18	2,000,000	2,198,580

See Accompanying Notes to Financial Statements.

6

Columbia Oregon Intermediate Municipal Bond Fund

February 28, 2011 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
OR Lane County
School District No. 19, Springfield, Series 1997, Insured: NPFGC: 6.000% 10/15/12	1,740,000	1,875,407
6.000% 10/15/14	1,310,000	1,490,164
School District No. 4J, Eugene,
Series 2002: 5.000% 07/01/12	1,000,000	1,060,230
5.250% 07/01/13	1,000,000	1,100,810
Series 2009 A: 5.000% 11/01/24	1,000,000	1,083,460
5.000% 11/01/25	1,140,000	1,223,665
OR Linn Benton Community College
Series 2001,
Insured: NPFGC (a) 06/15/13	1,000,000	957,950
OR Linn County
Community School District No. 9, Lebanon, Series 2001, Insured: NPFGC 5.250% 06/15/15	305,000	330,190
OR Madras Aquatic Center District
Series 2005,
5.000% 06/01/22	1,695,000	1,762,478
OR Multnomah-Clackamas Counties
Centennial School
District No. 28JT, Series 2006, Insured: AMBAC (a) 06/01/16	2,260,000	1,827,685
OR Portland Community College District
Series 2005,
Insured: AGMC 5.000% 06/15/16	4,750,000	5,333,632
OR Portland Limited Tax
Series 2001 B:
(a) 06/01/13	1,500,000	1,454,190
(a) 06/01/16	3,500,000	3,076,290
(a) 06/01/18	4,000,000	3,149,000
(a) 06/01/19	4,000,000	2,990,520
(a) 06/01/20	4,000,000	2,825,000
OR Portland
Series 2005,
5.000% 06/01/16	3,075,000	3,450,488
OR Salem-Keizer
School District No. 24J,
Series 2009 A: 4.000% 06/15/15	3,850,000	4,183,833
5.000% 06/15/16	2,500,000	2,852,025

	Par ($)	Value ($)
OR Salem
Series 2009: 5.000% 06/01/19	2,025,000	2,331,848
5.000% 06/01/20	880,000	998,765
5.000% 06/01/26	3,315,000	3,493,513
OR Tri-County Metropolitan Transportation District
Series 2003 A, 5.000% 09/01/15	1,000,000	1,066,380
Series 2005 A, Insured: AGMC 5.000% 09/01/17	4,250,000	4,777,510
Series 2009 A: 4.000% 09/01/18	1,000,000	1,095,360
4.250% 09/01/21	1,815,000	1,937,839
OR Tualatin Hills Park & Recreation District
Series 1998, Insured: NPFGC 5.750% 03/01/14	990,000	1,119,908
OR Umatilla County
School District No. 8R Hermiston, Series 2010, 4.500% 06/15/29	2,360,000	2,417,560
OR Washington & Clackamas Counties
School District No. 23J, Tigard:
Series 2000, (a) 06/15/18	2,700,000	2,053,971
Series 2005, Insured: NPFGC: 5.000% 06/15/19	850,000	981,436
5.000% 06/15/21	6,575,000	7,536,988
OR Washington Clackamas & Yamhill Counties
School District No. 88J, Series 2007 B, Insured: NPFGC 4.500% 06/15/23	8,125,000	8,397,675
OR Washington Multnomah & Yamhill Counties
School District No. 1J: Series 1998, 5.000% 11/01/13	1,100,000	1,210,803
Series 2006, Insured: NPFGC (a) 06/15/25	4,065,000	1,981,362
OR Yamhill County
School District No. 029J, Series 2005, Insured: NPFGC 5.500% 06/15/21	1,000,000	1,163,620
Local General Obligations Total		146,451,823

See Accompanying Notes to Financial Statements.

7

Columbia Oregon Intermediate Municipal Bond Fund

February 28, 2011 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Special Non-Property Tax – 5.3%
OR Department of Transportation
Series 2007 A, 5.000% 11/15/16	6,305,000	7,282,653
Series 2009, 4.750% 11/15/27	7,000,000	7,171,780
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 2003, Insured: AGMC 4.950% 07/01/26	5,000,000	4,797,150
VI Virgin Islands Public Finance Authority
Series 2010 A, 5.000% 10/01/25	4,410,000	4,338,955
Special Non-Property Tax Total		23,590,538
Special Property Tax – 5.1%
OR Hood River Urban Renewal Agency
Series 1996, 6.250% 12/15/11	190,000	189,983
OR Keizer
Series 2008, 5.200% 06/01/31	4,615,000	4,479,642
OR Portland Airport Way Urban Renewal & Redevelopment
Convention Center, Series 2000 A, Insured: AMBAC: 5.750% 06/15/17	1,500,000	1,512,570
5.750% 06/15/18	2,050,000	2,067,179
Series 2010 B: 5.000% 06/15/25	1,550,000	1,562,509
5.000% 06/15/26	1,440,000	1,439,899
OR Portland River District Urban Renewal & Redevelopment
Series 2003 A, Insured: AMBAC: 5.000% 06/15/17	1,500,000	1,613,340
5.000% 06/15/18	3,070,000	3,257,024
5.000% 06/15/20	2,000,000	2,050,700
OR Redmond Urban Renewal Agency
Downtown Area B, Series 1999: 5.650% 06/01/13	555,000	555,372
5.850% 06/01/19	785,000	785,345
OR Seaside Urban Renewal Agency
Greater Seaside Urban Renewal, Series 2001, 5.250% 06/01/15	1,000,000	994,660

	Par ($)	Value ($)
OR Veneta Urban Renewal Agency
Series 2001: 5.375% 02/15/16	700,000	697,725
5.625% 02/15/21	1,100,000	1,066,186
Special Property Tax Total		22,272,134
State Appropriated – 4.6%
OR Department of Administrative Services
Certificates of Participation: Series 2002 C, Insured: NPFGC: 5.250% 11/01/15	1,000,000	1,048,020
5.250% 11/01/17	5,000,000	5,230,500
Series 2002 E, Insured: AGMC 5.000% 11/01/13	1,470,000	1,566,285
Series 2007 A, Insured NPFGC: 5.000% 05/01/24	2,630,000	2,731,649
5.000% 05/01/25	2,780,000	2,865,680
5.000% 05/01/26	2,800,000	2,868,516
Series 2009 A, 5.000% 05/01/23	3,100,000	3,300,167
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2004 A, LOC: Government Development Bank for Puerto Rico 5.750% 08/01/27 (02/01/12) (d)(e)	750,000	767,670
State Appropriated Total		20,378,487
State General Obligations – 2.0%
OR Board of Higher Education
Deferred Interest, Series 2001 A, (a) 08/01/17	1,050,000	843,528
Series 1996 A, (a) 08/01/14	490,000	461,394
Series 2001 A: 5.250% 08/01/14	255,000	259,891
5.250% 08/01/16	780,000	794,289
Series 2004 D, 5.000% 08/01/24	3,620,000	3,759,587
OR Elderly & Disabled Housing
Series 2001 B, 4.950% 08/01/20	985,000	985,532
OR State
Series 2002 A, 5.250% 10/15/15	1,735,000	1,848,209
State General Obligations Total		8,952,430
Tax-Backed Total		221,645,412

See Accompanying Notes to Financial Statements.

8

Columbia Oregon Intermediate Municipal Bond Fund

February 28, 2011 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Transportation – 0.5%
Ports – 0.5%
OR Port of Morrow
Series 2007: 4.875% 06/01/20	750,000	635,025
5.000% 06/01/25	1,000,000	754,120
OR Port of St. Helens
Series 1999: 5.600% 08/01/14	260,000	254,784
5.750% 08/01/19	425,000	396,997
Ports Total		2,040,926
Transportation Total		2,040,926
Utilities – 9.7%
Independent Power Producers – 0.9%
OR Western Generation Agency
Series 2006 A, 5.000% 01/01/21	3,000,000	2,737,740
Wauna Cogeneration, Series 2006 A, 5.000% 01/01/20	1,000,000	923,750
Independent Power Producers Total		3,661,490
Investor Owned – 0.8%
OR Port of Morrow
Portland General Electric Co., Series 1998, 5.000% 05/01/33 (03/11/20) (d)(e)	3,750,000	3,618,225
Investor Owned Total		3,618,225
Municipal Electric – 4.2%
OR Emerald Peoples Utility District
Series 1996, Insured: NPFGC: 7.350% 11/01/11	2,000,000	2,087,260
7.350% 11/01/12	2,490,000	2,729,165
7.350% 11/01/13	2,675,000	3,048,778
Series 2003 A, Insured: AGMC 5.250% 11/01/20	605,000	653,315
OR Eugene Electric Utilities System
Series 2001 B, Insured: AGMC 5.250% 08/01/13	1,040,000	1,057,888
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2010 DDD, 5.000% 07/01/22	4,500,000	4,516,380
Series 2010, 5.250% 07/01/24	4,600,000	4,543,236
Municipal Electric Total		18,636,022

	Par ($)	Value ($)
Water & Sewer – 3.8%
OR Myrtle Point Water
Series 2000, 6.000% 12/01/20	510,000	510,857
OR Portland Water Systems Revenue
Series 2004 B, 5.000% 10/01/13	730,000	803,423
Series 2006 B, 5.000% 10/01/16	5,330,000	6,141,386
Series 2010 A, 4.000% 03/01/22	5,000,000	5,129,450
OR Portland
Series 2008 A, 5.000% 06/15/17	1,500,000	1,722,930
OR Washington County Housing Authority
Clean Water Services Sewer, Series 2004 Lien, Insured: NPFGC 5.000% 10/01/13	2,310,000	2,541,092
Water & Sewer Total		16,849,138
Utilities Total		42,764,875
Total Municipal Bonds (cost of $421,390,544)		430,250,283
Investment Companies – 0.3%
	Shares
BofA Tax-Exempt Reserves, Capital Class (7 day yield of 0.110%)	703,232	703,232
Dreyfus Tax-Exempt Cash Management Fund (7 day yield of 0.100%)	507,794	507,794
Total Investment Companies (cost of $1,211,026)		1,211,026
Total Investments – 97.7% (cost of $422,601,570) (f)		431,461,309
Other Assets & Liabilities, Net – 2.3%		10,198,038
Net Assets – 100.0%		441,659,347

Notes to Investment Portfolio:

(a)  Zero coupon bond.

(b)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws or in transactions exempt from registration. At February 28, 2011, the value of this security amounted to $2,656,025, which represents 0.6% of net assets.

Security	Acquisition Date	Acquisition Cost
OR Health, Housing, Educational & Cultural Facilities Authority, Goodwill Industries Lane County, Series 1998 A, 6.650% 11/15/22	06/17/98	$3,245,000

See Accompanying Notes to Financial Statements.

9

Columbia Oregon Intermediate Municipal Bond Fund

February 28, 2011 (Unaudited)

(c)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(d)  The interest rate shown on floating rate or variable rate securities reflects the rate at February 28, 2011.

(e)  Parenthetical date represents the next interest rate reset date for the security.

(f)  Cost for federal income tax purposes is $422,501,954.

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

  • Level 1—Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

  • Level 2—Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

  • Level 3—Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements—Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of February 28, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Municipal Bonds	$—	$430,250,283	$—	$430,250,283
Total Investment Companies	1,211,026	—	—	1,211,026
Total Investments	$1,211,026	$430,250,283	$—	$431,461,309

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

At February 28, 2011, the Fund held investments in the following sectors:

Holdings by Revenue Source	% of Net Assets
Tax-Backed	50.2
Refunded/Escrowed	14.8
Health Care	10.2
Utilities	9.7
Housing	4.3
Education	3.7
Other Revenue	3.4
Other	0.6
Transportation	0.5
97.4
Investment Companies	0.3
Other Assets & Liabilities, Net	2.3
100.0

Acronym	Name
AGMC	Assured Guaranty Municipal Corp.

AMBAC	Ambac Assurance Corp.

FGIC	Financial Guaranty Insurance Co.

LOC	Letter of Credit

NPFGC	National Public Finance Guarantee Corp.

See Accompanying Notes to Financial Statements.

10

Statement of Assets and Liabilities – Columbia Oregon Intermediate Municipal Bond Fund

February 28, 2011 (Unaudited)

		($)
Assets	Investments, at cost	422,601,570
	Investments, at value	431,461,309
	Cash	437
	Receivable for:
	Investments sold	6,314,955
	Fund shares sold	109,897
	Interest	5,219,971
	Expense reimbursement due from Investment Manager	43,294
	Trustees' deferred compensation plan	41,527
	Prepaid expenses	157
	Total Assets	443,191,547
Liabilities	Payable for:
	Fund shares repurchased	717,935
	Distributions	411,418
	Investment advisory fee	168,851
	Pricing and bookkeeping fees	16,194
	Transfer agent fee	122,069
	Trustees' fees	1,974
	Custody fee	4,375
	Distribution and service fees	12,078
	Chief compliance officer expenses	67
	Trustees' deferred compensation plan	41,527
	Other liabilities	35,712
	Total Liabilities	1,532,200
	Net Assets	441,659,347
Net Assets Consist of	Paid-in capital	432,885,365
	Undistributed net investment income	471,483
	Accumulated net realized loss	(557,240)
	Net unrealized appreciation on investments	8,859,739
	Net Assets	441,659,347
Class A	Net assets	$23,362,029
	Shares outstanding	1,936,078
	Net asset value per share	$12.07	(a)
	Maximum sales charge	3.25%
	Maximum offering price per share ($12.07/0.9675)	$12.48	(b)
Class B	Net assets	$223,834
	Shares outstanding	18,551
	Net asset value and offering price per share	$12.07	(a)
Class C	Net assets	$15,739,856
	Shares outstanding	1,304,462
	Net asset value and offering price per share	$12.07	(a)
Class Z	Net assets	$402,333,628
	Shares outstanding	33,344,186
	Net asset value, offering and redemption price per share	$12.07

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

11

Statement of Operations – Columbia Oregon Intermediate Municipal Bond Fund

For the Six Months Ended February 28, 2011 (Unaudited)

		($)
Investment Income	Interest	9,721,633
Expenses	Investment advisory fee	1,165,130
	Distribution fee:
	Class B	1,225
	Class C	61,666
	Service fee:
	Class A	32,337
	Class B	408
	Class C	20,556
	Transfer agent fee	141,851
	Pricing and bookkeeping fees	71,760
	Trustees' fees	17,653
	Custody fee	9,282
	Chief compliance officer expenses	624
	Other expenses	104,222
	Total Expenses	1,626,714
	Fees waived or expenses reimbursed by Investment Manager	(229,468)
	Fees waived by distributor—Class C	(28,778)
	Expense reductions	(2)
	Net Expenses	1,368,466
	Net Investment Income	8,353,167
Net Realized and Unrealized Gain (Loss) on Investments
	Net realized loss on investments	(526,687)
	Net change in unrealized appreciation (depreciation) on investments	(22,368,237)
	Net Loss	(22,894,924)
	Net Decrease Resulting from Operations	(14,541,757)

See Accompanying Notes to Financial Statements.

12

Statement of Changes in Net Assets – Columbia Oregon Intermediate Municipal Bond Fund

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended February 28, 2011 ($)	Year Ended August 31, 2010 ($)
Operations	Net investment income	8,353,167	16,671,499
	Net realized gain (loss) on investments	(526,687)	997,849
	Net change in unrealized appreciation (depreciation) on investments	(22,368,237)	18,044,173
	Net increase (decrease) resulting from operations	(14,541,757)	35,713,521
Distributions to Shareholders	From net investment income:
	Class A	(435,145)	(701,103)
	Class B	(4,233)	(12,721)
	Class C	(244,351)	(419,059)
	Class Z	(7,662,157)	(15,520,849)
	From net realized gains:
	Class A	(47,330)	—
	Class B	(559)	—
	Class C	(28,963)	—
	Class Z	(729,539)	—
	Total distributions to shareholders	(9,152,277)	(16,653,732)
	Net Capital Stock Transactions	(29,855,495)	32,393,745
	Total increase (decrease) in net assets	(53,549,529)	51,453,534
Net Assets	Beginning of period	495,208,876	443,755,342
	End of period	441,659,347	495,208,876
	Undistributed net investment income at end of period	471,483	464,202

See Accompanying Notes to Financial Statements.

13

Statement of Changes in Net Assets (continued) – Columbia Oregon Intermediate
Municipal Bond Fund

	Capital Stock Activity
	(Unaudited) Six Months Ended February 28, 2011		Year Ended August 31, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	409,777	5,011,017	1,365,372	16,826,691
Distributions reinvested	21,460	262,230	35,415	437,050
Redemptions	(678,502)	(8,204,444)	(491,768)	(6,052,905)
Net increase (decrease)	(247,265)	(2,931,197)	909,019	11,210,836
Class B
Subscriptions	77	943	1,765	21,655
Distributions reinvested	155	1,906	632	7,786
Redemptions	(13,497)	(163,322)	(23,259)	(285,419)
Net decrease	(13,265)	(160,473)	(20,862)	(255,978)
Class C
Subscriptions	166,021	2,040,395	432,297	5,330,213
Distributions reinvested	12,135	148,083	17,321	213,880
Redemptions	(193,653)	(2,334,945)	(60,819)	(750,119)
Net increase (decrease)	(15,497)	(146,467)	388,799	4,793,974
Class Z
Subscriptions	1,106,480	13,586,309	4,601,517	56,748,918
Distributions reinvested	504,102	6,159,104	919,244	11,343,381
Redemptions	(3,819,373)	(46,362,771)	(4,174,921)	(51,447,386)
Net increase (decrease)	(2,208,791)	(26,617,358)	1,345,840	16,644,913

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia Oregon Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class A Shares	2011		2010		2009		2008		2007	2006
Net Asset Value, Beginning of Period	$12.67		$12.17		$12.07		$12.02		$12.24	$12.45
Income from Investment Operations:
Net investment income (a)	0.21		0.41		0.45		0.46		0.46	0.45
Net realized and unrealized gain (loss) on investments and futures contracts	(0.58)		0.51		0.09		0.05		(0.23)	(0.20)
Total from investment operations	(0.37)		0.92		0.54		0.51		0.23	0.25
Less Distributions to Shareholders:
From net investment income	(0.21)		(0.42)		(0.45)		(0.46)		(0.45)	(0.46)
From net realized gains	(0.02)		—		—		—		—	—
Total distributions to shareholders	(0.23)		(0.42)		(0.45)		(0.46)		(0.45)	(0.46)
Increase from regulatory settlements	—		—		0.01		—		—	—
Net Asset Value, End of Period	$12.07		$12.67		$12.17		$12.07		$12.02	$12.24
Total return (b)	(2.96	)%(c)(d)	7.68	%(c)	4.70	%(c)	4.31	%(c)	1.92%	2.05	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.80	%(f)	0.78%		0.75%		0.77%		0.88%	0.89%
Waiver/Reimbursement	0.10	%(f)	0.11%		0.14%		0.10%		—	—	%(g)
Net investment income (e)	3.37	%(f)	3.35%		3.74%		3.78%		3.73%	3.72%
Portfolio turnover rate	4	%(d)	12%		8%		5%		16%	2%
Net assets, end of period (000s)	$23,362		$27,661		$15,507		$10,210		$5,519	$6,507

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Oregon Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class B Shares	2011		2010		2009		2008		2007	2006
Net Asset Value, Beginning of Period	$12.67		$12.17		$12.07		$12.02		$12.24	$12.45
Income from Investment Operations:
Net investment income (a)	0.16		0.33		0.36		0.37		0.36	0.37
Net realized and unrealized gain (loss) on investments and futures contracts	(0.58)		0.49		0.09		0.05		(0.22)	(0.22)
Total from investment operations	(0.42)		0.82		0.45		0.42		0.14	0.15
Less Distributions to Shareholders:
From net investment income	(0.16)		(0.32)		(0.36)		(0.37)		(0.36)	(0.36)
From net realized gains	(0.02)		—		—		—		—	—
Total distributions to shareholders	(0.18)		(0.32)		(0.36)		(0.37)		(0.36)	(0.36)
Increase from regulatory settlements	—		—		0.01		—		—	—
Net Asset Value, End of Period	$12.07		$12.67		$12.17		$12.07		$12.02	$12.24
Total return (b)	(3.32	)%(c)(d)	6.88	%(c)	3.92	%(c)	3.56	%(c)	1.16%	1.29	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.55	%(f)	1.53%		1.50%		1.52%		1.63%	1.64%
Waiver/Reimbursement	0.10	%(f)	0.11%		0.14%		0.10%		—	—	%(g)
Net investment income (e)	2.60	%(f)	2.66%		3.02%		3.08%		2.98%	3.00%
Portfolio turnover rate	4	%(d)	12%		8%		5%		16%	2%
Net assets, end of period (000s)	$224		$403		$641		$570		$842	$913

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Oregon Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class C Shares	2011		2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.67		$12.17	$12.07	$12.02	$12.24	$12.45
Income from Investment Operations:
Net investment income (a)	0.18		0.37	0.40	0.41	0.40	0.41
Net realized and unrealized gain (loss) on investments and futures contracts	(0.58)		0.50	0.09	0.05	(0.21)	(0.21)
Total from investment operations	(0.40)		0.87	0.49	0.46	0.19	0.20
Less Distributions to Shareholders:
From net investment income	(0.18)		(0.37)	(0.40)	(0.41)	(0.41)	(0.41)
From net realized gains	(0.02)		—	—	—	—	—
Total distributions to shareholders	(0.20)		(0.37)	(0.40)	(0.41)	(0.41)	(0.41)
Increase from regulatory settlements	—		—	0.01	—	—	—
Net Asset Value, End of Period	$12.07		$12.67	$12.17	$12.07	$12.02	$12.24
Total return (b)(c)	(3.15	)%(d)	7.25%	4.28%	3.88%	1.52%	1.64%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.20	%(f)	1.18%	1.15%	1.17%	1.28%	1.29%
Waiver/Reimbursement	0.45	%(f)	0.46%	0.49%	0.45%	0.35%	0.35%
Net investment income (e)	2.98	%(f)	2.96%	3.34%	3.36%	3.33%	3.33%
Portfolio turnover rate	4	%(d)	12%	8%	5%	16%	2%
Net assets, end of period (000s)	$15,740		$16,722	$11,332	$7,847	$1,097	$616

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Oregon Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class Z Shares	2011		2010		2009		2008		2007	2006
Net Asset Value, Beginning of Period	$12.67		$12.17		$12.07		$12.02		$12.24	$12.45
Income from Investment Operations:
Net investment income (a)	0.22		0.45		0.48		0.49		0.49	0.49
Net realized and unrealized gain (loss) on investments and futures contracts	(0.58)		0.50		0.09		0.05		(0.23)	(0.21)
Total from investment operations	(0.36)		0.95		0.57		0.54		0.26	0.28
Less Distributions to Shareholders:
From net investment income	(0.22)		(0.45)		(0.48)		(0.49)		(0.48)	(0.49)
From net realized gains	(0.02)		—		—		—		—	—
Total distributions to shareholders	(0.24)		(0.45)		(0.48)		(0.49)		(0.48)	(0.49)
Increase from regulatory settlements	—		—		0.01		—		—	—
Net Asset Value, End of Period	$12.07		$12.67		$12.17		$12.07		$12.02	$12.24
Total return (b)	(2.84	)%(c)(d)	7.95	%(c)	4.96	%(c)	4.59	%(c)	2.18%	2.31	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.55	%(f)	0.53%		0.50%		0.52%		0.63%	0.64%
Waiver/Reimbursement	0.10	%(f)	0.11%		0.14%		0.10%		—	—	%(g)
Net investment income (e)	3.62	%(f)	3.63%		4.02%		4.07%		3.98%	3.99%
Portfolio turnover rate	4	%(d)	12%		8%		5%		16%	2%
Net assets, end of period (000s)	$402,334		$450,422		$416,275		$381,162		$368,292	$380,653

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Notes to Financial Statements – Columbia Oregon Intermediate Municipal Bond Fund

February 28, 2011 (Unaudited)

Note 1. Organization

Columbia Oregon Intermediate Municipal Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks a high level of income exempt from federal and Oregon income tax by investing at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities issued by the State of Oregon (and its political subdivisions, agencies, authorities and instrumentalities).

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class B, Class C and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires the Investment Manager to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which the Investment Manager believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, the Investment Manager may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of

19

Columbia Oregon Intermediate Municipal Bond Fund, February 28, 2011 (Unaudited)

investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Services Fee

Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is the investment manager of the Fund, and determines which securities will be purchased, held or sold. The management fee is based on the annual rate of 0.50% of the Fund's average daily net assets.

Administration Fee

The Investment Manager provides administrative and other services to the Fund, including services related to Fund expenses under an Administrative Services Agreement (Administrative Agreement), the requirements of the Sarbanes-Oxley Act of 2002, and oversight of the accounting and financial reporting services provided by State Street Bank and Trust Company (State Street), as discussed in the Pricing and Bookkeeping Fees note below. The Investment Manager does not receive a fee for its services under the Administrative Agreement.

Pricing and Bookkeeping Fees

The Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street and the Investment Manager pursuant to which State Street provides

20

Columbia Oregon Intermediate Municipal Bond Fund, February 28, 2011 (Unaudited)

financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Transfer Agent Fee

Columbia Management Investment Services Corp. (the Transfer Agent), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent of the Fund and has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which are intended to reimburse the Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent receives reimbursement for certain out-of-pocket expenses and may also receive compensation for various shareholder services.

For the six month period ended February 28, 2011, the Fund's annualized effective transfer agent fee rate for was 0.06% of the Fund's average daily net assets.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended February 28, 2011, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Investment Distributors, Inc. (the Distributor), an indirect wholly owned subsidiary of Ameriprise Financial, is the distributor of the Fund's shares. For the six month period ended February 28, 2011, initial sales charges paid by shareholders on the purchase of Class A shares amounted to $1,280 and net CDSC fees paid by shareholders on certain redemptions of Class A, Class B and Class C shares amounted to $-, $1,419 and $4,406, respectively.

The Fund has adopted shareholder servicing and distribution plans pursuant to Rule 12b-1 under the 1940 Act (the Plans) which require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but currently limit such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Distributor has voluntarily agreed to waive a portion of the distribution and service fees for Class C shares so that the combined fees do not exceed the annual rate of 0.65% of the average daily net assets of the Class C shares of the Fund. This arrangement may be modified or terminated by the Distributor at any time.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Expense Limits and Fee Reimbursements

Effective September 27, 2010, the Investment Manager has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rates of 0.80%, 1.55%, 1.55% and 0.55% of the Fund's average daily net assets attributable to Class A, Class B, Class C and Class Z shares, respectively.

Prior to September 27, 2010, the Investment Manager voluntarily reimbursed a portion of the Fund's expenses so that the Fund's

21

Columbia Oregon Intermediate Municipal Bond Fund, February 28, 2011 (Unaudited)

ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, did not exceed 0.55% annually of the Fund's average daily net assets.

Effective March 1, 2011, the Investment Manager and certain affiliates have contractually agreed to waive fees or reimburse expenses through December 31, 2012, so that the Fund's ordinary operating expenses (excluding certain expenses, such as transaction costs and brokerage commissions, interest, taxes, acquired fund fees and expenses, and extraordinary expenses, if any), after giving effect to any balance credits or overdraft charges from the Fund's custodian, do not exceed the annual rates of 0.79%, 1.54%, 1.54% and 0.54% of the Fund's average daily net assets attributable to Class A, Class B, Class C and Class Z shares, respectively. This expense arrangement is made pursuant to a fee waiver and expense cap agreement that may be modified or amended only with the approval from all parties to such arrangements, including the Fund and the Investment Manager.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the six month period ended February 28, 2011, these custody credits reduced total expenses by $2 for the Fund.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $16,558,811 and $32,572,114, respectively, for the six month period ended February 28, 2011.

Note 6. Shareholder Concentration

As of February 28, 2011, one shareholder account owned 13.4% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Funds and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended February 28, 2011, the Fund did not borrow under these arrangements.

22

Columbia Oregon Intermediate Municipal Bond Fund, February 28, 2011 (Unaudited)

Note 8. Federal Tax Information

The tax character of distributions paid during the year ended August 31, 2010 was as follows:

August 31, 2010
Tax-Exempt Income	$16,606,638
Ordinary Income*	47,094

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at February 28, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$14,557,663
Unrealized depreciation	(5,598,308)
Net unrealized appreciation	$8,959,355

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 9. Significant Risks and Contingencies

Geographic Concentration Risk

The Fund had greater than 5% of its total net assets at February 28, 2011, invested in debt obligations issued by Oregon and its political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of this state's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those

23

Columbia Oregon Intermediate Municipal Bond Fund, February 28, 2011 (Unaudited)

presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

24

Board Consideration and Approval of Advisory Agreements

In September 2010, the Board of Trustees (the "Board") unanimously approved new Investment Management Services Agreements (the "Advisory Agreements") on behalf of various Columbia funds that would increase or decrease the contractual investment advisory fee rates payable by each affected Columbia fund (each, an "Affected Fund") to Columbia Management for investment advisory services. For Columbia Oregon Intermediate Municipal Bond Fund, the Advisory Agreement will decrease contractual investment advisory fee rates. As detailed below, the Board held numerous meetings and discussions with the management team of Columbia Management and reviewed and considered materials in connection with the approval of the investment advisory fee before determining to approve the Advisory Agreements.

On April 30, 2010, Ameriprise Financial, Inc. acquired the long-term asset management business of Columbia Management Group, LLC, a subsidiary of Bank of America and the parent of the Affected Funds' former investment adviser. In connection with that acquisition, the Affected Funds entered into investment management services agreements with Columbia Management, a subsidiary of Ameriprise Financial, Inc.

Beginning in April 2010, Columbia Management presented to the Advisory Fees and Expenses Committee (the "Committee") of the Board a proposal to rationalize the fees and expenses, including the advisory fees, of the various registered investment companies in the combined complex of Columbia-, RiverSource-, Seligman- and Threadneedle-branded funds (the "Columbia Funds Complex"). Because these funds were organized at different times by many different sponsors, their fees and expenses did not reflect a common overall design, and Columbia Management proposed to implement a more consistent schedule of fees for similar funds based on a uniform pricing model across all of the funds. In this regard, Columbia Management presented the Committee with various data comparing current and proposed fee schedules to the fee schedules of peer funds, as selected by an independent third-party data provider. While Columbia Management projected that the proposed rationalization would reduce the overall fees and expenses of all of the funds in the aggregate, it was expected that certain fees and expenses, including advisory fees, would increase for certain funds. At the same time, Columbia Management presented the Committee with proposals to provide for consistent administrative services fee schedules across funds in the same asset class, reduced custody fee rates and a consistent transfer agency fee schedule across the funds, as well as initial proposals to merge various funds. In connection with these proposals, the Committee and the trustees considered a proposal by Columbia Management to contractually limit the total operating expenses (exclusive of brokerage commissions, interest (but including custodial charges relating to overdrafts), taxes and extraordinary expenses, after giving effect to any balance credits from each fund's custodian) of class A shares of funds, the expenses of which exceed the median expenses of such fund's class A shares peer group (as determined from time to time, generally annually, by an independent third-party data provider), to such median expenses (or a lower, agreed-upon rate), and to limit the total expenses of such funds' other classes to a corresponding amount, adjusted to reflect any class-specific expenses (including transfer agency fees and payments under any distribution plan, shareholder servicing plan, and/or plan administration agreement).

The Committee and the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Trust (the "Independent Trustees") requested and evaluated materials from, and were provided materials and information regarding the Advisory Agreements by, Columbia Management. The Committee, at meetings held on April 20, 2010, May 3, 2010, June 7, 2010, July 27, 2010 and August 10, 2010, and the Independent Trustees, at meetings held on April 20, 2010, May 4, 2010, June 7, 2010 and August 11, 2010, reviewed the materials provided in connection with their consideration of the Advisory Agreements and other matters relating to the proposals and discussed them with representatives of Columbia Management. The Committee and the Independent Trustees also reviewed and considered information that they had previously received in connection with their most recent consideration and approval of the current investment management services agreements with Columbia Management. They also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standards for consideration by the trustees and otherwise assisted the trustees in their deliberations. The trustees also met with, and reviewed and considered a report prepared and provided by, the independent fee consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia Management Advisors, LLC, the Affected Funds' previous adviser, with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). Under the NYAG Settlement, the Fee Consultant's role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms' length and reasonable. On August 10, 2010, the Committee recommended that the trustees approve the Advisory Agreements. On September 14, 2010, the trustees, including a majority of the Independent Trustees, approved

25

the Advisory Agreement for each Affected Fund, subject to shareholder approval.

The trustees considered all materials that they, their legal counsel or Columbia Management believed reasonably necessary to evaluate and to determine whether to approve the Advisory Agreements. The factors considered by the Committee and the trustees in recommending approval and approving the Advisory Agreement for each Affected Fund included the following:

•  The expected benefits of continuing to retain Columbia Management as the Affected Funds' investment manager;

•  The terms and conditions of the Advisory Agreements, including the increase or decrease, as applicable, in the advisory fee schedule for each Affected Fund;

•  The impact of the proposed changes in investment advisory fee rates, as well as proposed changes in administrative services, transfer agency and custody fee rates, on each Affected Fund's total expense ratio;

•  The willingness of Columbia Management to agree to contractually limit or cap total operating expenses for Columbia Oregon Intermediate Municipal Bond Fund so that total operating expenses (exclusive of brokerage commissions, interest (but including custodial charges relating to overdrafts), taxes and extraordinary expenses, after giving effect to any balance credits from each fund's custodian) of class A shares would not exceed the median expenses of such fund's class A shares peer group (as determined from time to time, generally annually, by an independent third-party data provider);

•  That Columbia Management, and not any Affected Fund, would bear the costs of obtaining any necessary shareholder approvals of the Advisory Agreements;

•  The expected impact on expenses for certain Affected Funds of proposed mergers; and

•  The expected benefits of further integrating the Combined Fund Complex by:

o  Standardizing total management fees across similar funds in the Combined Fund Complex to promote comparability of pricing among a menu of funds available to investors, including through exchange privileges; and

o  Aligning investment advisory fee rates across funds in the Combined Fund Complex that are in the same investment category (e.g., the amendment would align the investment advisory fee rates of Columbia Large Cap Growth Fund with those of all other actively managed large-cap funds in the Combined Fund Complex).

Nature, Extent and Quality of Services Provided under the Advisory Agreements

The trustees considered the nature, extent and quality of services provided to the Affected Funds by Columbia Management and its affiliates under the Advisory Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Affected Funds by Columbia Management and its affiliates. The trustees considered, among other things, the ability of Columbia Management to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including Columbia Management's personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the trade execution services provided on behalf of the Affected Funds and the quality of Columbia Management's investment research capabilities and the other resources that it devotes to each Affected Fund. For each Affected Fund, the trustees also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the nature, extent and quality of the services to be provided to each Affected Fund under the Advisory Agreements supported the approval of the Advisory Agreements.

Investment Performance

The trustees reviewed information about the performance of each Affected Fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each Affected Fund to the performance of peer groups of mutual funds and performance benchmarks. The trustees also reviewed a description of the third party's methodology for identifying each Fund's peer group for purposes of performance and expense comparisons. In the case of each Affected Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the trustees concluded that other factors relevant to performance were sufficient, in light of

26

other considerations, to warrant approval of the Affected Fund's Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Affected Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Affected Fund's investment strategy and policies and that the Affected Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Affected Fund's investment strategy; (iii) that the Affected Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that Columbia Management had taken or was taking steps designed to help improve the Affected Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The trustees noted that, through February 28, 2010, Columbia Oregon Intermediate Municipal Bond Fund's performance was in the third quintile (where the best performance would be in the first quintile) for the one- and three-year periods and in the second quintile for the five-year period of the peer group selected by an independent third-party data provider for the purposes of performance comparisons.

After reviewing those and related factors, the trustees concluded, within the context of their overall conclusions regarding each of the Advisory Agreements, that the performance of each Affected Fund and Columbia Management was sufficient, in light of other considerations, to warrant the approval of the Advisory Agreement pertaining to that Affected Fund.

Investment Advisory Fee Rates and Other Expenses

The trustees considered that the Advisory Agreement for Columbia Oregon Intermediate Municipal Bond Fund would decrease the contractual investment advisory fee rates payable by that Fund and would be otherwise identical to that Fund's current investment management services agreement. The trustees reviewed and considered information that they had previously received in connection with the most recent approval of Columbia Oregon Intermediate Municipal Bond Fund's current investment management services agreement with Columbia Management.

After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the advisory fee rates under the Advisory Agreements and anticipated total expenses of each Affected Fund supported the approval of the Advisory Agreements.

Costs of Services Provided and Profitability

The trustees considered information about the advisory fees charged by Columbia Management to comparable institutional accounts. In considering the fees charged to those accounts, the trustees took into account, among other things, Columbia Management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia Management, and the additional resources required to manage mutual funds effectively. In evaluating each Affected Fund's proposed advisory fees, the trustees also took into account the demands, complexity and quality of the investment management of the Affected Fund.

The trustees also considered the compensation directly or indirectly received by Columbia Management and its affiliates in connection with their relationships with the Affected Funds. The trustees reviewed information provided by management as to the projected profitability to Columbia Management and its affiliates of their relationships with each Affected Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant Affected Funds, the current and anticipated expense levels of each Affected Fund, and the implementation of breakpoints and/or expense limitations with respect to each Affected Fund.

After reviewing those and related factors, the trustees concluded, within the context of their overall conclusions, that the proposed changes to the advisory fees, and the related profitability to Columbia Management and its affiliates of their relationships with the Affected Fund, supported the approval of the Advisory Agreement pertaining to that Affected Fund.

Economies of Scale

The trustees considered the existence of any economies of scale in the provision by Columbia Management of services to each Affected Fund, to groups of related funds and to Columbia Management's investment advisory clients as a whole, and whether those economies of scale were shared with the Affected Funds through breakpoints in the proposed investment advisory fees or other means, such as expense limitation arrangements and additional investments by

27

Columbia Management in investment, trading and compliance resources. The trustees noted that all of the Affected Funds were expected to benefit from breakpoints and/or expense limitation arrangements. In considering those issues, the trustees also took note of the costs of the services to be provided (both on an absolute and relative basis) and the projected profitability to Columbia Management and its affiliates of their relationships with the Affected Funds, as discussed above. The trustees also noted the expected expense synergies and other anticipated benefits to Columbia Management and fund shareholders of both the rationalization of fees and expenses and the proposed mergers of certain Affected Funds. After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Affected Funds supported the approval of the Advisory Agreements.

Other Benefits to Columbia Management

The trustees received and considered information regarding any expected "fall-out" or ancillary benefits to be received by Columbia Management and its affiliates as a result of their relationships with the Affected Funds, such as the provision by Columbia Management of administrative services to the Affected Funds and the provision by Columbia Management's affiliates of distribution and transfer agency services to the Affected Funds, and how the proposed rationalization of fees and expenses might affect such benefits, including the fact that to the extent fees payable by the Affected Funds decrease, and the fees for such Funds were subject to a contractual limit or cap on expenses, Columbia Management may pay less in expense reimbursements. The trustees considered that the Affected Funds' distributor, an affiliate of Columbia Management, retains a portion of the distribution fees from the Affected Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Affected Funds, and that other affiliates of Columbia Management receive various forms of compensation in connection with their sale of shares of the Affected Funds. The trustees also considered the benefits of research made available to Columbia Management by reason of brokerage commissions generated by the Affected Funds' securities transactions, and reviewed information about Columbia Management's practices with respect to allocating portfolio brokerage and the use of "soft" commission dollars to pay for research. The trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The trustees recognized that Columbia Management's profitability would be somewhat lower without these benefits.

In their deliberations, the trustees did not identify any single item that was paramount or controlling and individual trustees may have attributed different weights to various factors. The trustees also evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Affected Fund.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel and the Fee Consultant, the trustees, including the Independent Trustees, approved each Advisory Agreement.

28

Summary of Management Fee Evaluation by Independent Fee Consultant

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

September 21, 2010

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As has been the case with my previous reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Nations Funds (the "Transaction"). The Transaction, which closed on April 30, 2010,3 resulted in the termination of the existing Investment Management Agreements with CMA. Prior to the closing of the Transaction, the Trustees and shareholders of the Funds approved new Advisory and Administrative Agreements with an Ameriprise subsidiary now called Columbia Management Investment Advisers, LLC ("CMIA"). Those Agreements did not change the rates paid by the Funds from the levels specified in the former agreements with CMA.

CMIA serves as the adviser of funds supervised by three different Boards of Trustees: the Atlantic, Nations, and RiverSource Boards, and a subsidiary of CMIA serves as adviser to funds overseen by a fourth Board, Columbia/Wanger. After reviewing the range of funds overseen by all four Boards, CMIA proposed a series of changes intended, among other things, to rationalize its mutual fund product offerings (by for example proposing to merge funds with similar investment strategies) and the fees charged to the funds by CMIA and its affiliates. These proposals included (1) changes to the advisory fees paid by certain funds, (2) changes to administrative and similar fees paid by certain funds, (3) changes to the transfer agency, sub-transfer agency, custody, and pricing/bookkeeping fees paid by the funds, and (4) mergers involving more than 60 funds. CMIA asked the Trustees to consider these proposals together. This report, consistent with and (to the extent applicable) in fulfillment of the terms of the AOD, will focus on changes to advisory and aggregate management fees and discuss other proposals insofar as they affect total fund expenses, which may be a relevant factor in considering the appropriate level of advisory and management fees (defined for purposes of this report as advisory plus administrative fees).

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds.

3  Tab 1, CMIA, Supplemental Materials Prepared for the Nations Board, June 16, 2010 ("June Supplemental Materials") at p. 1.

29

advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fee changes for each affected Nations Fund (each a "Fee Change Fund").

2.  In my view, the process by which the proposed management fees of each Fee Change Fund have been negotiated with CMIA thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

3.  CMIA has proposed an increase either in contractual advisory or total management fees for 10 Funds (each a "Fee Increase Fund"). All 10 would have higher advisory fees and lower administrative fees. For three Funds, the increase in proposed contractual advisory fees outweighs the decrease in contractual administrative fees, leading to a proposed increase in contractual management fees. Proposed contractual management fees would decline for six Funds and remain unchanged for one.

4.  The projected actual management fee, computed on the basis of assets as of October 31, 2009, would increase for only one of the 10 Funds, Large Cap Enhanced Core, after application of CMIA's proposed expense limitation program and consummation of proposed mergers. For eight Funds, actual management fees are projected to decline, reflecting the interaction of changes in contractual management fees, gross expenses, and expense limitations at October 31, 2009 asset levels. No change is projected in the actual management fee of the remaining Fee Increase Fund.

5.  CMIA's fee rationalization and merger proposals would have little effect on the quintile rankings of the actual management fees of the Fee Increase Funds. The ranking would change for only one Fund, while remaining unchanged from the current level for the other nine Funds. On a post-rationalization, post-merger basis, half the actual management fees would be in the fourth or fifth quintiles.

6.  Half of the Fee Increase Funds have had median or better-than-median investment performance. None of the Funds would be designated a Review Fund based solely on performance.

7.  CMIA proposed that the Funds (except sub-advised Funds) and most other mutual funds it or its affiliates advise or sponsor (together, the "CMIA Funds") be subject to an expense limitation calculated by reference to the median of the relevant fund's Lipper expense group. As a result, all of the Fee Increase Funds are projected to have median or better total expenses after full implementation of the proposed fee changes, expense limitations, and mergers. Some Funds would have higher-than-median actual management fees under this program notwithstanding the newly-established expense limitations. The expense limitation would be recalculated every year based on updated Lipper data. Based upon an analysis of median expenses of Fund peer groups for the 2008-2010 period, it is likely that some Funds would experience sizable changes in their expense limits from year-to-year.

30

8.  CMIA reviewed the differences between management of retail mutual funds and advising institutional accounts and supplied charts plotting contractual and actual institutional and fund fees against assets in various investment categories. The data showed that mutual fund fees are often lower at small asset levels reflecting CMIA's reimbursement of fund expenses. At higher asset levels, mutual fund fees typically exceed institutional fees.

9.  CMIA provided fund-by-fund projected profitability data. Due to the significant changes in the operations of the Funds (including the change of the Funds' investment adviser), historical profitability data was judged to have little relevance.

10.  CMIA provided data comparing the cumulative benefit to CMIA Fund shareholders of all aspects of its proposals (including proposed mergers) with a projection of synergies in the form of decreased expenses that would benefit CMIA and its parent, Ameriprise.

31

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Oregon Intermediate Municipal Bond Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

33

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Oregon Intermediate Municipal Bond Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1640 A (04/11)

Columbia Conservative High Yield Fund

Semiannual Report for the Period Ended February 28, 2011

Not FDIC insured • No bank guarantee • May lose value

Performance Information	1

Understanding Your Expenses	2

Investment Portfolio	3

Statement of Assets and Liabilities	13

Statement of Operations	15

Statement of Changes in Net Assets	16

Financial Highlights	18

Notes to Financial Statements	23

Shareholder Meeting Results	30

Important Information About This Report	33

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

>  A singular focus on our shareholders

Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

>  First-class research and thought leadership

We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

>  A disciplined investment approach

We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Performance Information – Columbia Conservative High Yield Fund

Average annual total return as of 02/28/11 (%)

Share class	A		B		C		Y	Z
Inception	11/01/02		11/01/02		10/13/03		07/15/09	10/01/93
Sales charge	without	with	without	with	without	with	without	without
6-month (cumulative)	8.39	3.25	7.99	2.99	8.07	7.07	8.56	8.52
1-year	15.13	9.69	14.28	9.28	14.45	13.45	15.52	15.41
5-year	5.86	4.82	5.07	4.76	5.23	5.23	6.16	6.12
10-year	5.46	4.95	4.80	4.80	4.91	4.91	5.71	5.69

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Y and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Y and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C and Class Y are newer classes of shares. Class A, Class B and Class Y share performance information includes the performance of Class Z shares (the oldest existing share class) for periods prior to their inception. Class C share performance information includes returns of Class B shares for the period from November 1, 2002 through October 12, 2003, and the returns of Class Z shares for periods prior thereto. These returns reflect differences in sales charges, but have not been restated to reflect any differences in expenses (such as distribution and service (Rule 12b-1) fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for Class A, Class B, and Class C for periods during which Class Z share returns are included would have been lower, since these classes of shares are subject to distribution and service (Rule 12b-1) fees. Class A and Class B shares were initially offered on November 1, 2002, Class C shares were initially offered on October 13, 2003, Class Y shares were initially offered on July 15, 2009 and Class Z shares were initially offered on October 1, 1993.

1The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 02/28/11

+8.39%

Class A shares (without sales charge)

+7.31%

JPMorgan Developed BB High Yield Index[1]

Net asset value per share

as of 02/28/11 ($)
Class A	8.01
Class B	8.01
Class C	8.01
Class Y	8.01
Class Z	8.01

Distributions declared per share

09/01/10 – 02/28/11 ($)
Class A	0.26
Class B	0.23
Class C	0.24
Class Y	0.28
Class Z	0.27

1

Understanding Your Expenses – Columbia Conservative High Yield Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/10 – 02/28/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,083.90	1,019.59	5.43	5.26	1.05
Class B	1,000.00	1,000.00	1,079.90	1,015.87	9.28	9.00	1.80
Class C	1,000.00	1,000.00	1,080.70	1,016.61	8.51	8.25	1.65
Class Y	1,000.00	1,000.00	1,085.60	1,021.21	3.72	3.61	0.72
Class Z	1,000.00	1,000.00	1,085.20	1,020.83	4.14	4.01	0.80

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses for Class A, Class B, Class C and Class Z shares, account value at the end of the period for Class A, Class B, Class C and Class Z shares would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

2

Investment Portfolio – Columbia Conservative High Yield Fund

February 28, 2011 (Unaudited)

Corporate Fixed-Income Bonds & Notes – 94.5%
	Par ($)	Value ($)
Basic Materials – 7.0%
Chemicals – 4.0%
Agricultural Chemicals – 0.9%
CF Industries, Inc. 6.875% 05/01/18	3,295,000	3,632,738
7.125% 05/01/20	1,451,000	1,625,120
		5,257,858
Chemicals-Diversified – 1.5%
Celanese U.S. Holdings LLC 6.625% 10/15/18 (a)	180,000	187,650
Chemtura Corp. 7.875% 09/01/18 (a)	641,000	684,267
Koppers, Inc. 7.875% 12/01/19	895,000	971,075
Lyondell Chemical Co. 8.000% 11/01/17 (a)	3,946,000	4,449,115
NOVA Chemicals Corp. 8.375% 11/01/16	860,000	943,850
8.625% 11/01/19	960,000	1,060,800
		8,296,757
Chemicals-Plastics – 0.8%
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC 8.875% 02/01/18	4,475,000	4,805,031
		4,805,031
Chemicals-Specialty – 0.5%
Nalco Co. 6.625% 01/15/19 (a)	2,780,000	2,873,825
		2,873,825
Petrochemicals – 0.3%
Rain CII Carbon LLC & CII Carbon Corp. 8.000% 12/01/18 (a)	1,705,000	1,824,350
		1,824,350
Chemicals Total		23,057,821
Forest Products & Paper – 0.7%
Paper & Related Products – 0.7%
Cascades, Inc. 7.750% 12/15/17	2,830,000	2,960,887
Verso Paper Holdings LLC/Verso Paper, Inc. 8.750% 02/01/19 (a)	939,000	981,255
		3,942,142
Forest Products & Paper Total		3,942,142
Iron/Steel – 0.7%
Steel-Producers – 0.7%
United States Steel Corp. 7.000% 02/01/18	2,992,000	3,119,160
7.375% 04/01/20	619,000	653,045
		3,772,205
Iron/Steel Total		3,772,205

	Par ($)	Value ($)
Metals & Mining – 1.6%
Diversified Minerals – 0.8%
FMG Resources August 2006 Pty Ltd. 6.375% 02/01/16 (a)	1,365,000	1,385,475
7.000% 11/01/15 (a)	3,016,000	3,142,426
		4,527,901
Metal-Aluminum – 0.8%
Novelis, Inc. 8.375% 12/15/17 (a)	1,970,000	2,171,925
8.750% 12/15/20 (a)	1,970,000	2,171,925
		4,343,850
Metals & Mining Total		8,871,751
Basic Materials Total		39,643,919
Communications – 25.0%
Advertising – 1.7%
Advertising Agencies – 0.8%
Interpublic Group of Companies, Inc. 6.250% 11/15/14	960,000	1,042,800
10.000% 07/15/17	2,865,000	3,387,863
		4,430,663
Advertising Services – 0.9%
inVentiv Health, Inc. 10.000% 08/15/18 (a)	2,625,000	2,690,625
Visant Corp. 7.000% 09/22/16 (04/25/11) (b)(c)	2,324,175	2,351,286
		5,041,911
Advertising Total		9,472,574
Media – 8.3%
Broadcast Services/Programs – 1.4%
Clear Channel Worldwide Holdings, Inc. 9.250% 12/15/17	2,250,000	2,503,125
XM Satellite Radio, Inc. 7.625% 11/01/18 (a)	4,970,000	5,255,775
		7,758,900
Cable TV – 4.0%
Bresnan Broadband Holdings LLC 8.000% 12/15/18 (a)	75,000	79,313
CCO Holdings LLC/CCO Holdings Capital Corp. 7.000% 01/15/19	1,505,000	1,531,338
8.125% 04/30/20	4,813,000	5,198,040
Cequel Communications Holdings I LLC & Cequel Capital Corp. 8.625% 11/15/17 (a)	1,630,000	1,723,725
CSC Holdings LLC 8.625% 02/15/19	4,235,000	4,880,837

See Accompanying Notes to Financial Statements.

3

Columbia Conservative High Yield Fund

February 28, 2011 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
DISH DBS Corp. 7.875% 09/01/19	5,602,000	6,071,167
Insight Communications 9.375% 07/15/18 (a)	2,780,000	3,071,900
		22,556,320
Multimedia – 0.6%
Entravision Communications Corp. 8.750% 08/01/17	3,310,000	3,574,800
		3,574,800
Radio – 0.8%
Salem Communications Corp. 9.625% 12/15/16	2,700,000	2,963,250
Sirius XM Radio, Inc. 8.750% 04/01/15 (a)	1,710,000	1,893,825
		4,857,075
Television – 1.5%
Belo Corp. 8.000% 11/15/16	2,600,000	2,837,250
Sinclair Television Group, Inc. 9.250% 11/01/17 (a)	2,404,000	2,698,490
Univision Communications, Inc. 7.875% 11/01/20 (a)	2,795,000	2,997,637
		8,533,377
Media Total		47,280,472
Telecommunication Services – 15.0%
Cellular Telecommunications – 6.2%
Cricket Communications, Inc. 7.750% 05/15/16	4,905,000	5,187,037
Digicel Group Ltd. 8.250% 09/01/17 (a)	4,370,000	4,566,650
MetroPCS Wireless, Inc. 6.625% 11/15/20	1,605,000	1,562,869
7.875% 09/01/18	2,900,000	3,045,000
Nextel Communications, Inc. 7.375% 08/01/15	999,000	1,001,497
NII Capital Corp. 10.000% 08/15/16	2,890,000	3,272,925
Sprint Nextel Corp. 8.375% 08/15/17	7,717,000	8,556,224
Wind Acquisition Finance SA 7.250% 02/15/18 (a)	1,830,000	1,903,200
11.750% 07/15/17 (a)(d)(e)	5,474,000	—
11.750% 07/15/17 (a)	5,474,000	6,281,415
		35,376,817
Media – 1.8%
Nielsen Finance LLC/Nielsen Finance Co. 7.750% 10/15/18 (a)	4,704,000	5,080,320
Quebecor Media, Inc. 7.750% 03/15/16	4,905,000	5,101,200
		10,181,520

	Par ($)	Value ($)
Satellite Telecommunications – 0.1%
Intelsat Jackson Holdings SA 7.250% 10/15/20 (a)	410,000	421,275
		421,275
Telecommunication Equipment – 0.6%
Avaya, Inc. 7.000% 04/01/19 (a)	1,940,000	1,920,600
CommScope, Inc. 8.250% 01/15/19 (a)	1,217,000	1,262,638
		3,183,238
Telecommunication Services – 2.5%
Clearwire Communications LLC/ Clearwire Finance, Inc. 12.000% 12/01/15 (a)	2,455,000	2,639,125
ITC Deltacom, Inc. 10.500% 04/01/16	1,512,000	1,659,420
PAETEC Holding Corp. 8.875% 06/30/17	4,020,000	4,361,700
SBA Telecommunications, Inc. 8.250% 08/15/19	3,420,000	3,770,550
West Corp. 7.875% 01/15/19 (a)	1,985,000	2,049,513
		14,480,308
Telephone-Integrated – 3.2%
Cincinnati Bell, Inc. 8.250% 10/15/17	2,925,000	2,954,250
8.375% 10/15/20	918,000	906,525
Frontier Communications Corp. 8.500% 04/15/20	3,525,000	3,912,750
Integra Telecom Holdings, Inc. 10.750% 04/15/16 (a)	1,169,000	1,268,365
Level 3 Financing, Inc. 9.250% 11/01/14	880,000	908,600
Qwest Corp. 7.500% 06/15/23	4,035,000	4,045,087
Sprint Capital Corp. 6.875% 11/15/28	2,365,000	2,131,456
6.900% 05/01/19	1,929,000	1,945,879
		18,072,912
Wireless Equipment – 0.6%
Crown Castle International Corp. 9.000% 01/15/15	3,305,000	3,718,125
		3,718,125
Telecommunication Services Total		85,434,195
Communications Total		142,187,241

See Accompanying Notes to Financial Statements.

4

Columbia Conservative High Yield Fund

February 28, 2011 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Consumer Cyclical – 11.7%
Auto Manufacturers – 0.3%
Auto-Medium & Heavy Duty Trucks – 0.3%
Oshkosh Corp. 8.250% 03/01/17	733,000	813,630
8.500% 03/01/20	850,000	958,375
		1,772,005
Auto Manufacturers Total		1,772,005
Auto Parts & Equipment – 1.7%
Auto/Truck Parts & Equipment-Original – 1.7%
Accuride Corp. 9.500% 08/01/18	545,000	607,675
Dana Holding Corp. 6.500% 02/15/19	430,000	433,225
6.750% 02/15/21	2,810,000	2,855,663
Lear Corp. 7.875% 03/15/18	1,730,000	1,903,000
8.125% 03/15/20	2,370,000	2,642,550
Pinafore LLC/Pinafore, Inc. 9.000% 10/01/18 (a)	370,000	411,625
Tenneco, Inc. 7.750% 08/15/18	356,000	383,145
		9,236,883
Auto Parts & Equipment Total		9,236,883
Distribution/Wholesale – 0.3%
Distribution/Wholesale – 0.3%
McJunkin Red Man Corp. 9.500% 12/15/16 (a)	1,862,000	1,824,760
		1,824,760
Distribution/Wholesale Total		1,824,760
Entertainment – 2.2%
Casino Services – 0.3%
Tunica-Biloxi Gaming Authority 9.000% 11/15/15 (a)	1,535,000	1,523,487
		1,523,487
Gambling (Non-Hotel) – 1.5%
Boyd Gaming Corp. 9.125% 12/01/18 (a)	3,939,000	4,155,645
Pinnacle Entertainment, Inc. 8.625% 08/01/17	2,515,000	2,760,212
Shingle Springs Tribal Gaming Authority 9.375% 06/15/15 (a)	2,650,000	1,802,000
		8,717,857
Racetracks – 0.1%
Speedway Motorsports, Inc. 6.750% 02/01/19 (a)	740,000	751,100
		751,100

	Par ($)	Value ($)
Theaters – 0.3%
Regal Cinemas Corp. 8.625% 07/15/19	812,000	870,870
Regal Entertainment Group 9.125% 08/15/18	495,000	528,413
		1,399,283
Entertainment Total		12,391,727
Home Builders – 0.2%
Building-Residential/Commercial – 0.2%
K. Hovnanian Enterprises, Inc. 10.625% 10/15/16	1,260,000	1,365,525
		1,365,525
Home Builders Total		1,365,525
Home Furnishings – 0.2%
Home Furnishings – 0.2%
Norcraft Companies LP/Norcraft Finance Corp. 10.500% 12/15/15	1,110,000	1,190,475
		1,190,475
Home Furnishings Total		1,190,475
Lodging – 4.7%
Casino Hotels – 2.2%
MGM Resorts International 9.000% 03/15/20 (a)	1,740,000	1,918,350
11.125% 11/15/17	3,300,000	3,803,250
Penn National Gaming, Inc. 8.750% 08/15/19	3,215,000	3,584,725
Pokagon Gaming Authority 10.375% 06/15/14 (a)	1,885,000	1,965,112
Seneca Gaming Corp. 8.250% 12/01/18 (a)	1,390,000	1,438,650
		12,710,087
Gambling (Non-Hotel) – 1.2%
Seminole Indian Tribe of Florida 6.535% 10/01/20 (a)	540,000	531,911
7.750% 10/01/17 (a)	2,500,000	2,653,125
7.804% 10/01/20 (a)	3,665,000	3,614,643
		6,799,679
Hotels & Motels – 1.3%
Starwood Hotels & Resorts Worldwide, Inc. 6.750% 05/15/18	4,835,000	5,233,888
Wyndham Worldwide Corp. 5.750% 02/01/18	574,000	593,301
6.000% 12/01/16	1,475,000	1,570,612
		7,397,801
Lodging Total		26,907,567

See Accompanying Notes to Financial Statements.

5

Columbia Conservative High Yield Fund

February 28, 2011 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Office Furnishings – 0.1%
Office Furnishings-Original – 0.1%
Interface, Inc. 7.625% 12/01/18 (a)	469,000	496,554
		496,554
Office Furnishings Total		496,554
Retail – 2.0%
Retail-Apparel/Shoe – 0.8%
Limited Brands, Inc. 8.500% 06/15/19	3,990,000	4,568,550
		4,568,550
Retail-Drug Stores – 0.1%
Rite Aid Corp. 8.000% 08/15/20	660,000	713,625
		713,625
Retail-Mail Order – 0.6%
QVC, Inc. 7.375% 10/15/20 (a)	885,000	938,100
7.500% 10/01/19 (a)	2,435,000	2,605,450
		3,543,550
Retail-Toy Store – 0.4%
Toys R Us - Delaware, Inc. 7.375% 09/01/16 (a)	1,051,000	1,116,687
Toys R Us Property Co. II LLC 8.500% 12/01/17	1,000,000	1,087,500
		2,204,187
Retail-Vitamins/Nutritional Supplements – 0.1%
NBTY, Inc. 9.000% 10/01/18 (a)	220,000	238,700
		238,700
Retail Total		11,268,612
Consumer Cyclical Total		66,454,108
Consumer Non-Cyclical – 13.9%
Beverages – 0.3%
Beverages-Non-Alcoholic – 0.3%
Cott Beverages, Inc. 8.125% 09/01/18	775,000	834,094
8.375% 11/15/17	895,000	964,362
		1,798,456
Beverages Total		1,798,456
Commercial Services – 3.6%
Commercial Services – 0.0%
Brickman Group Holdings, Inc. 9.125% 11/01/18 (a)	164,000	174,250
		174,250

	Par ($)	Value ($)
Commercial Services-Finance – 0.8%
Cardtronics, Inc. 8.250% 09/01/18	1,730,000	1,868,400
Interactive Data Corp. 10.250% 08/01/18 (a)	2,615,000	2,928,800
		4,797,200
Rental Auto/Equipment – 2.6%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 8.250% 01/15/19	2,340,000	2,483,325
Hertz Corp. 7.500% 10/15/18 (a)	1,735,000	1,830,425
RSC Equipment Rental, Inc./RSC Holdings III LLC 8.250% 02/01/21 (a)	850,000	896,750
10.000% 07/15/17 (a)	2,225,000	2,553,187
United Rentals North America, Inc. 9.250% 12/15/19	6,020,000	6,847,750
		14,611,437
Security Services – 0.2%
Garda World Security Corp. 9.750% 03/15/17 (a)	765,000	824,288
		824,288
Commercial Services Total		20,407,175
Food – 0.2%
Food-Dairy Products – 0.2%
Dean Foods Co. 9.750% 12/15/18 (a)	941,000	976,288
		976,288
Food Total		976,288
Healthcare Products – 0.2%
Medical Products – 0.2%
Hanger Orthopedic Group, Inc. 7.125% 11/15/18	1,251,000	1,285,402
		1,285,402
Healthcare Products Total		1,285,402
Healthcare Services – 4.4%
Dialysis Centers – 0.3%
Fresenius Medical Care US Finance, Inc. 5.750% 02/15/21 (a)	2,135,000	2,070,950
		2,070,950
Medical Labs & Testing Services – 0.1%
American Renal Holdings 8.375% 05/15/18	375,000	392,344
		392,344
Medical-Hospitals – 3.5%
Capella Healthcare, Inc. 9.250% 07/01/17 (a)	285,000	307,800

See Accompanying Notes to Financial Statements.

6

Columbia Conservative High Yield Fund

February 28, 2011 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
HCA, Inc. 7.250% 09/15/20	9,933,000	10,715,224
7.875% 02/15/20	3,055,000	3,356,681
LifePoint Hospitals, Inc. 6.625% 10/01/20 (a)	711,000	727,886
Tenet Healthcare Corp. 8.875% 07/01/19	2,040,000	2,320,500
Vanguard Health Holding Co. II, LLC/ Vanguard Holding Co. II, Inc. 7.750% 02/01/19 (a)	190,000	192,375
8.000% 02/01/18	1,000,000	1,027,500
8.000% 02/01/18 (a)	1,200,000	1,233,000
		19,880,966
Physical Therapy/Rehab Centers – 0.5%
Healthsouth Corp. 8.125% 02/15/20	2,440,000	2,641,300
		2,641,300
Healthcare Services Total		24,985,560
Household Products/Wares – 2.9%
Consumer Products-Miscellaneous – 2.9%
Central Garden & Pet Co. 8.250% 03/01/18	700,000	735,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC 6.875% 02/15/21 (a)	1,120,000	1,128,400
7.125% 04/15/19 (a)	7,019,000	7,194,475
7.750% 10/15/16 (a)	3,231,000	3,473,325
Scotts Miracle-Gro Co. 6.625% 12/15/20 (a)	330,000	338,250
Spectrum Brands Holdings, Inc. 9.500% 06/15/18 (a)	3,366,000	3,769,920
		16,639,370
Household Products/Wares Total		16,639,370
Pharmaceuticals – 2.3%
Medical-Drugs – 1.6%
ConvaTec Healthcare E SA 10.500% 12/15/18 (a)	2,644,000	2,822,470
Giant Funding Corp. 8.250% 02/01/18 (a)	1,808,000	1,862,240
Patheon, Inc. 8.625% 04/15/17 (a)	1,440,000	1,504,800
Valeant Pharmaceuticals International 6.750% 10/01/17 (a)	745,000	771,075
7.000% 10/01/20 (a)	2,065,000	2,134,694
		9,095,279
Medical-Generic Drugs – 0.3%
Mylan, Inc. 6.000% 11/15/18 (a)	1,610,000	1,648,238
		1,648,238

	Par ($)	Value ($)
Therapeutics – 0.4%
Warner Chilcott Co., LLC/Warner Chilcott Finance LLC 7.750% 09/15/18 (a)	2,343,000	2,466,007
		2,466,007
Pharmaceuticals Total		13,209,524
Consumer Non-Cyclical Total		79,301,775
Diversified – 0.4%
Diversified Holding Companies – 0.4%
Diversified Operations – 0.4%
Leucadia National Corp. 7.125% 03/15/17	2,325,000	2,441,250
		2,441,250
Diversified Holding Companies Total		2,441,250
Diversified Total		2,441,250
Energy – 13.1%
Coal – 1.0%
Coal – 1.0%
Arch Coal, Inc. 7.250% 10/01/20	188,000	200,690
Consol Energy, Inc. 8.000% 04/01/17 (a)	1,605,000	1,753,463
8.250% 04/01/20 (a)	3,125,000	3,445,312
		5,399,465
Coal Total		5,399,465
Oil & Gas – 8.9%
Oil Companies-Exploration & Production – 8.6%
Anadarko Petroleum Corp. 6.375% 09/15/17	3,320,000	3,690,692
Berry Petroleum Co. 6.750% 11/01/20	545,000	562,713
8.250% 11/01/16	235,000	248,219
10.250% 06/01/14	395,000	458,200
Brigham Exploration Co. 8.750% 10/01/18 (a)	1,295,000	1,434,212
Carrizo Oil & Gas, Inc. 8.625% 10/15/18 (a)	2,952,000	3,143,880
Chaparral Energy, Inc. 8.250% 09/01/21 (a)	1,325,000	1,348,188
9.875% 10/01/20 (a)	644,000	716,450
Chesapeake Energy Corp. 6.125% 02/15/21	3,920,000	3,998,400
6.625% 08/15/20	4,270,000	4,504,850
Comstock Resources, Inc. 7.750% 04/01/19 (f)	456,000	456,000
8.375% 10/15/17	1,310,000	1,357,487

See Accompanying Notes to Financial Statements.

7

Columbia Conservative High Yield Fund

February 28, 2011 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Concho Resources, Inc./Midland TX 7.000% 01/15/21	1,700,000	1,780,750
8.625% 10/01/17	1,500,000	1,653,750
Continental Resources, Inc. 7.125% 04/01/21	1,296,000	1,380,240
EXCO Resources, Inc. 7.500% 09/15/18	3,355,000	3,346,612
Hilcorp Energy I LP/Hilcorp Finance Co. 7.625% 04/15/21 (a)	2,267,000	2,391,685
7.750% 11/01/15 (a)	2,555,000	2,657,200
Oasis Petroleum, Inc. 7.250% 02/01/19 (a)	852,000	869,040
PetroHawk Energy Corp. 7.250% 08/15/18 (a)	1,201,000	1,244,536
7.250% 08/15/18	1,325,000	1,371,375
QEP Resources, Inc. 6.875% 03/01/21	1,970,000	2,063,575
Quicksilver Resources, Inc. 8.250% 08/01/15	850,000	875,500
Range Resources Corp. 6.750% 08/01/20	1,665,000	1,756,575
7.500% 05/15/16	1,765,000	1,844,425
8.000% 05/15/19	835,000	919,544
Southwestern Energy Co. 7.500% 02/01/18	2,310,000	2,627,625
Venoco, Inc. 8.875% 02/15/19 (a)	351,000	356,265
		49,057,988
Oil Refining & Marketing – 0.3%
United Refining Co. 10.500% 02/28/18 (a)(f)	1,851,000	1,832,490
		1,832,490
Oil & Gas Total		50,890,478
Oil & Gas Services – 1.1%
Oil-Field Services – 1.1%
Aquilex Holdings LLC/Aquilex Finance Corp. 11.125% 12/15/16	966,000	1,016,715
Offshore Group Investments Ltd. 11.500% 08/01/15 (a)	3,420,000	3,821,182
Trinidad Drilling Ltd. 7.875% 01/15/19 (a)	1,348,000	1,419,632
		6,257,529
Oil & Gas Services Total		6,257,529

	Par ($)	Value ($)
Pipelines – 2.1%
Pipelines – 2.1%
El Paso Corp. 6.875% 06/15/14	750,000	819,580
7.250% 06/01/18	3,420,000	3,847,500
7.750% 01/15/32	1,865,000	1,974,655
Energy Transfer Equity LP 7.500% 10/15/20	2,396,000	2,590,675
Regency Energy Partners LP/Regency Energy Finance Corp. 6.875% 12/01/18	1,300,000	1,355,250
9.375% 06/01/16	845,000	945,344
Southern Star Central Corp. 6.750% 03/01/16	545,000	555,900
		12,088,904
Pipelines Total		12,088,904
Energy Total		74,636,376
Financials – 10.2%
Banks – 2.5%
Commercial Banks-Eastern U.S. – 2.1%
CIT Group, Inc. 7.000% 05/01/17	12,045,000	12,135,338
		12,135,338
Diversified Financial Services – 0.4%
Capital One Capital IV 6.745% 02/17/37 (02/17/32) (b)(c)	2,185,000	2,185,000
		2,185,000
Banks Total		14,320,338
Diversified Financial Services – 6.8%
Finance-Auto Loans – 4.1%
Ally Financial, Inc. 6.250% 12/01/17 (a)	2,085,000	2,176,219
7.500% 09/15/20 (a)	1,690,000	1,846,325
8.000% 03/15/20	9,030,000	10,170,037
Ford Motor Credit Co., LLC 5.750% 02/01/21	2,555,000	2,522,365
8.000% 12/15/16	5,635,000	6,382,562
		23,097,508
Finance-Consumer Loans – 0.7%
American General Finance Corp. 6.900% 12/15/17	2,276,000	2,037,020
SLM Corp. 6.250% 01/25/16	1,438,000	1,473,950
8.000% 03/25/20	675,000	716,344
		4,227,314

See Accompanying Notes to Financial Statements.

8

Columbia Conservative High Yield Fund

February 28, 2011 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Finance-Investment Banker/Broker – 0.9%
E*Trade Financial Corp. 7.375% 09/15/13	555,000	556,387
7.875% 12/01/15	4,835,000	4,859,175
		5,415,562
Finance-Leasing Company – 1.1%
International Lease Finance Corp. 8.250% 12/15/20	1,380,000	1,535,250
8.750% 03/15/17 (a)	1,800,000	2,056,500
8.875% 09/01/17	2,250,000	2,576,250
		6,168,000
Diversified Financial Services Total		38,908,384
Insurance – 0.9%
Multi-Line Insurance – 0.9%
ING Groep NV 5.775% 12/29/49 (12/08/15) (b)(c)	5,595,000	4,979,550
		4,979,550
Insurance Total		4,979,550
Financials Total		58,208,272
Industrials – 7.1%
Aerospace & Defense – 0.7%
Aerospace/Defense – 0.4%
Esterline Technologies Corp. 7.000% 08/01/20	145,000	151,887
Kratos Defense & Security Solutions, Inc. 10.000% 06/01/17	1,900,000	2,142,250
		2,294,137
Aerospace/Defense-Equipment – 0.3%
TransDigm, Inc. 7.750% 12/15/18 (a)	1,769,000	1,906,098
		1,906,098
Aerospace & Defense Total		4,200,235
Building Materials – 0.5%
Building & Construction Products-Miscellaneous – 0.5%
Associated Materials LLC 9.125% 11/01/17 (a)	851,000	920,144
Gibraltar Industries, Inc. 8.000% 12/01/15	1,090,000	1,114,525
Interline Brands, Inc. 7.000% 11/15/18	789,000	818,587
		2,853,256
Building Materials Total		2,853,256

	Par ($)	Value ($)
Electrical Components & Equipment – 0.2%
Wire & Cable Products – 0.2%
WireCo WorldGroup 9.500% 05/15/17 (a)	1,140,000	1,214,100
		1,214,100
Electrical Components & Equipment Total		1,214,100
Environmental Control – 0.6%
Alternative Waste Technology – 0.1%
Darling International, Inc. 8.500% 12/15/18 (a)	345,000	372,169
		372,169
Hazardous Waste Disposal – 0.5%
Clean Harbors, Inc. 7.625% 08/15/16	2,650,000	2,815,625
		2,815,625
Environmental Control Total		3,187,794
Machinery-Diversified – 1.8%
Machinery-Farm – 0.7%
Case New Holland, Inc. 7.875% 12/01/17 (a)	3,372,000	3,768,210
		3,768,210
Machinery-General Industry – 1.0%
CPM Holdings, Inc. 10.625% 09/01/14 (a)	1,183,000	1,280,598
Manitowoc Co., Inc. 7.125% 11/01/13	2,530,000	2,561,625
8.500% 11/01/20	1,975,000	2,147,812
		5,990,035
Machinery-Material Handling – 0.1%
Columbus McKinnon Corp. 7.875% 02/01/19 (a)	556,000	578,240
		578,240
Machinery-Diversified Total		10,336,485
Miscellaneous Manufacturing – 0.7%
Diversified Manufacturing Operators – 0.4%
SPX Corp. 6.875% 09/01/17 (a)	2,131,000	2,290,825
		2,290,825
Filtration/Separate Products – 0.3%
Polypore International, Inc. 7.500% 11/15/17 (a)	1,645,000	1,702,575
		1,702,575
Miscellaneous Manufacturing Total		3,993,400

See Accompanying Notes to Financial Statements.

9

Columbia Conservative High Yield Fund

February 28, 2011 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Packaging & Containers – 2.1%
Containers-Metal/Glass – 1.5%
Ardagh Packaging Finance PLC 7.375% 10/15/17 (a)	1,340,000	1,427,100
9.125% 10/15/20 (a)	1,220,000	1,338,950
Crown Americas LLC & Crown Americas Capital Corp. II 7.625% 05/15/17	2,210,000	2,408,900
Crown Americas LLC & Crown Americas Capital Corp. III 6.250% 02/01/21 (a)	1,990,000	1,994,975
Greif, Inc. 7.750% 08/01/19	1,362,000	1,501,605
		8,671,530
Containers-Paper/Plastic – 0.6%
Graphic Packaging International, Inc. 7.875% 10/01/18	409,000	441,720
9.500% 06/15/17	2,407,000	2,671,770
		3,113,490
Packaging & Containers Total		11,785,020
Transportation – 0.5%
Transportation-Air Freight – 0.1%
AMGH Merger Sub, Inc. 9.250% 11/01/18 (a)	487,000	518,655
		518,655
Transportation-Railroad – 0.4%
Kansas City Southern de Mexico SA de CV 7.375% 06/01/14	2,500,000	2,606,250
		2,606,250
Transportation Total		3,124,905
Industrials Total		40,695,195
Information Technology – 1.2%
IT Services – 1.2%
Data Processing/Management – 1.2%
First Data Corp. 8.250% 01/15/21 (a)	547,000	544,265
8.875% 08/15/20 (a)	2,250,000	2,463,750
9.875% 09/24/15	1,318,000	1,331,180
12.625% 01/15/21 (a)	2,052,000	2,149,470
PIK, 10.550% 09/24/15	80,000	81,460
		6,570,125
IT Services Total		6,570,125
Information Technology Total		6,570,125

	Par ($)	Value ($)
Technology – 1.1%
Computers – 0.5%
Computer Services – 0.5%
Sungard Data Systems, Inc. 7.375% 11/15/18 (a)	3,050,000	3,149,125
		3,149,125
Computers Total		3,149,125
Semiconductors – 0.6%
Electronic Components-Semiconductors – 0.6%
Amkor Technology, Inc. 7.375% 05/01/18	754,000	790,758
9.250% 06/01/16	1,100,000	1,166,000
Freescale Semiconductor, Inc. 9.250% 04/15/18 (a)	1,215,000	1,354,725
		3,311,483
Semiconductors Total		3,311,483
Technology Total		6,460,608
Utilities – 3.8%
Electric – 3.2%
Electric-Generation – 0.2%
Edison Mission Energy 7.000% 05/15/17	1,405,000	1,141,562
		1,141,562
Electric-Integrated – 1.7%
CMS Energy Corp. 5.050% 02/15/18	1,620,000	1,630,125
6.875% 12/15/15	2,380,000	2,606,048
Energy Future Holdings Corp. 10.250% 01/15/20 (a)(b)	2,075,000	2,160,805
Ipalco Enterprises, Inc. 7.250% 04/01/16 (a)	3,065,000	3,348,513
		9,745,491
Independent Power Producer – 1.3%
Calpine Corp. 7.500% 02/15/21 (a)	3,070,000	3,139,075
NRG Energy, Inc. 7.375% 01/15/17	4,147,000	4,369,901
		7,508,976
Electric Total		18,396,029
Gas – 0.6%
Gas-Distribution – 0.6%
Centerpoint Energy, Inc. 5.950% 02/01/17	3,185,000	3,441,769
		3,441,769
Gas Total		3,441,769
Utilities Total		21,837,798
Total Corporate Fixed-Income Bonds & Notes (cost of $505,699,101)		538,436,667

See Accompanying Notes to Financial Statements.

10

Columbia Conservative High Yield Fund

February 28, 2011 (Unaudited)

Short-Term Obligation – 2.5%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/28/11, due 03/01/11 at 0.090%, collateralized by a U.S. Government Agency obligation maturing 01/15/14, market value $14,197,038 (repurchase proceeds $13,916,035)	13,916,000	13,916,000
Total Short-Term Obligation (cost of $13,916,000)		13,916,000
Total Investments – 97.0% (cost of $519,615,101) (g)		552,352,667
Other Assets & Liabilities, Net – 3.0%		17,276,545
Net Assets – 100.0%		569,629,212

Notes to Investment Portfolio:

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2011, these securities, which are not illiquid except for the following, amounted to $209,627,342, which represents 36.8% of net assets.

Security	Acquisition Date	Par	Cost	Value
Wind Acquisition Finance SA 11.750% 07/15/17	11/15/10	$5,474,000	$—	$—

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at February 28, 2011.

(c)  Parenthetical date represents the next interest rate reset date for the security.

(d)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 28, 2011, this security had no value.

(e)  Security has no value.

(f)  Security purchased on a delayed delivery basis.

(g)  Cost for federal income tax purposes is $520,096,022.

  Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

  The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

  Fair value inputs are summarized in the three broad levels listed below:

• Level 1—Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

• Level 2—Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3—Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

  Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements—Security Valuation.

  Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of February 28, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Corporate Fixed-Income Bonds & Notes	$—	$538,436,667	$—	$538,436,667
Total Short-Term Obligation	—	13,916,000	—	13,916,000
Total Investments	$—	$552,352,667	$—	$552,352,667

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through its correlation to prices and information from market transactions for similar or identical assets.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the premium or discount at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

See Accompanying Notes to Financial Statements.

11

Columbia Conservative High Yield Fund

February 28, 2011 (Unaudited)

The following table reconciles asset balances for the six months ending February 28, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of August 31, 2010	Accrued Discounts/ Premiums	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of February 28, 2011
Corporate Fixed-Income Bonds & Notes Communications	$—	$—	$—	$—	$—	$—	$—	$—	$—

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.This amount is included in net changes in unrealized appreciation (depreciation) on the Statement of Changes in Net Assets.

The change in unrealized appreciation (depreciation) attributable to securities owned at February 28, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $—.

At February 28, 2011, the asset allocation of the fund as follows:

Asset Allocation	% of Net Assets
Communications	25.0
Consumer Non-Cyclical	13.9
Energy	13.1
Consumer Cyclical	11.7
Financials	10.2
Industrials	7.1
Basic Materials	7.0
Utilities	3.8
Information Technology	1.2
Technology	1.1
Diversified	0.4
94.5
Short-Term Obligation	2.5
Other Assets & Liabilities, Net	3.0
100.0

Acronym	Name
PIK	Payment-In-Kind

See Accompanying Notes to Financial Statements.

12

Statement of Assets and Liabilities – Columbia Conservative High Yield Fund

February 28, 2011 (Unaudited)

		($)
Assets	Total investments, at identified cost	519,615,101
	Total investments, at value	552,352,667
	Cash	762
	Receivable for:
	Investments sold	19,425,060
	Fund shares sold	1,002,790
	Interest	10,494,541
	Foreign tax reclaims	8,844
	Trustees' deferred compensation plan	78,755
	Total Assets	583,363,419
Liabilities	Expense reimbursement due to Investment Manager	9,340
	Payable for:
	Investments purchased	8,557,854
	Investments purchased on a delayed delivery basis	2,273,205
	Fund shares repurchased	825,931
	Distributions	1,423,837
	Investment advisory fee	260,218
	Pricing and bookkeeping fees	13,557
	Transfer agent fee	113,604
	Trustees' fees	49,585
	Custody fee	1,233
	Distribution and service fees	57,457
	Chief compliance officer expenses	5
	Trustees' deferred compensation plan	78,755
	Other liabilities	69,626
	Total Liabilities	13,734,207
	Net Assets	569,629,212
Net Assets Consist of	Paid-in capital	631,943,956
	Accumulated net investment loss	(1,094,451)
	Accumulated net realized loss	(93,957,859)
	Net unrealized appreciation (depreciation) on investments	32,737,566
	Net Assets	569,629,212

See Accompanying Notes to Financial Statements.

13

Statement of Assets and Liabilities (continued) – Columbia Conservative High Yield Fund

February 28, 2011 (Unaudited)

Class A	Net assets	$79,928,435
	Shares outstanding	9,974,984
	Net asset value per share	$8.01	(a)(b)
	Maximum sales charge	4.75%
	Maximum offering price per share ($8.01/0.9525)	$8.41	(c)
Class B	Net assets	$16,881,610
	Shares outstanding	2,106,798
	Net asset value and offering price per share	$8.01	(a)(b)
Class C	Net assets	$31,116,966
	Shares outstanding	3,883,358
	Net asset value and offering price per share	$8.01	(a)(b)
Class Y	Net assets	$13,049,754
	Shares outstanding	1,628,565
	Net asset value and offering price per share	$8.01	(b)
Class Z	Net assets	$428,652,447
	Shares outstanding	53,495,213
	Net asset value and offering price per share	$8.01	(b)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  Redemption price per share is equal to net asset value less any applicable redemption fees.

(c)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

14

Statement of Operations – Columbia Conservative High Yield Fund

For the Six Months Ended February 28, 2011 (Unaudited)

		($)
Investment Income	Interest	21,858,680
Expenses	Investment advisory fee	1,696,692
	Distribution fee:
	Class B	80,390
	Class C	116,046
	Service fee:
	Class A	98,349
	Class B	26,797
	Class C	38,682
	Transfer agent fee:
	Class A, Class B, Class C and Class Z	355,980
	Class Y	26
	Pricing and bookkeeping fees	73,460
	Trustees' fees	67,100
	Custody fee	13,988
	Chief compliance officer expenses	502
	Other expenses	216,947
	Total Expenses	2,784,959
	Fees waived or expenses reimbursed by Investment Manager	(142,107)
	Fees waived by distributor—Class C	(23,209)
	Expense reductions	(200)
	Net Expenses	2,619,443
	Net Investment Income	19,239,237
Net Realized and Unrealized Gain (Loss) on Investments
	Net realized gain on investments	28,497,956
	Net change in unrealized appreciation (depreciation)	(500,421)
	Net Gain	27,997,535
	Net Increase Resulting from Operations	47,236,772

See Accompanying Notes to Financial Statements.

15

Statement of Changes in Net Assets – Columbia Conservative High Yield Fund

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended February 28, 2011 ($)	Year Ended August 31, 2010 ($)
Operations	Net investment income	19,239,237	43,551,400
	Net realized gain on investments, foreign currency transactions and forward foreign currency exchange contracts	28,497,956	17,908,357
	Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward foreign currency exchange contracts	(500,421)	26,274,267
	Net increase resulting from operations	47,236,772	87,734,024
Distributions to Shareholders	From net investment income:
	Class A	(2,653,362)	(5,880,290)
	Class B	(641,775)	(1,808,226)
	Class C	(950,770)	(2,086,523)
	Class Y	(448,266)	(1,279,329)
	Class Z	(14,958,311)	(33,650,377)
	Total distributions to shareholders	(19,652,484)	(44,704,745)
	Net Capital Stock Transactions	(33,067,717)	(56,950,067)
	Increase from regulatory settlements	11,884	8,989
	Total decrease in net assets	(5,471,545)	(13,911,799)
Net Assets	Beginning of period	575,100,757	589,012,556
	End of period	569,629,212	575,100,757
	Accumulated net investment loss at end of period	(1,094,451)	(681,204)

See Accompanying Notes to Financial Statements.

16

Statement of Changes in Net Assets (continued) – Columbia Conservative High Yield Fund

	Capital Stock Activity
	(Unaudited) Six Months Ended February 28, 2011		Year Ended August 31, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	2,183,984	17,184,542	3,860,465	28,813,552
Distributions reinvested	208,906	1,649,405	600,682	4,494,058
Redemptions	(2,422,668)	(19,059,481)	(5,423,122)	(40,369,210)
Net decrease	(29,778)	(225,534)	(961,975)	(7,061,600)
Class B
Subscriptions	52,049	408,115	102,860	764,206
Distributions reinvested	49,544	390,801	168,353	1,259,538
Redemptions	(1,118,868)	(8,843,124)	(1,307,919)	(9,763,847)
Net decrease	(1,017,275)	(8,044,208)	(1,036,706)	(7,740,103)
Class C
Subscriptions	298,089	2,349,149	759,283	5,664,873
Distributions reinvested	77,905	615,069	185,894	1,391,470
Redemptions	(479,776)	(3,790,744)	(1,098,381)	(8,227,442)
Net decrease	(103,782)	(826,526)	(153,204)	(1,171,099)
Class Y
Subscriptions	25,039	200,062	461,580	3,470,000
Distributions reinvested	21,193	167,338	42,328	317,398
Redemptions	(221,612)	(1,721,921)	(1,289,195)	(9,746,923)
Net decrease	(175,380)	(1,354,521)	(785,287)	(5,959,525)
Class Z
Subscriptions	6,593,579	51,914,487	15,746,735	117,876,079
Distributions reinvested	950,554	7,506,140	2,079,829	15,575,029
Redemptions	(10,400,950)	(82,037,555)	(22,624,203)	(168,468,848)
Net decrease	(2,856,817)	(22,616,928)	(4,797,639)	(35,017,740)

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Conservative High Yield Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class A Shares	2011		2010	2009		2008	2007		2006
Net Asset Value, Beginning of Period	$7.64		$7.10	$7.61		$8.12	$8.27		$8.62
Income from Investment Operations:
Net investment income (a)	0.26		0.54	0.50		0.51	0.52		0.50
Net realized and unrealized gain (loss) on investments, foreign currency and credit default swap contracts	0.37		0.56	(0.50)		(0.50)	(0.13)		(0.32)
Total from investment operations	0.63		1.10	—		0.01	0.39		0.18
Less Distributions to Shareholders:
From net investment income	(0.26)		(0.56)	(0.51)		(0.52)	(0.54)		(0.53)
Increase from regulatory settlements	—	(b)	— (b)	—	(b)	—	—		—
Net Asset Value, End of Period	$8.01		$7.64	$7.10		$7.61	$8.12		$8.27
Total return (c)	8.39	%(d)(e)	15.88%	0.91%		0.07%	4.75%		2.16	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.05	%(g)	1.05%	1.07%		1.07%	1.03%		0.97%
Interest expense	—		—	—	%(h)	—	—	%(h)	—
Net expenses (f)	1.05	%(g)	1.05%	1.07%		1.07%	1.03%		0.97%
Waiver/Reimbursement	0.05	%(g)	—	—		—	—		—	%(h)
Net investment income (f)	6.60	%(g)	7.27%	7.68%		6.46%	6.25%		5.97%
Portfolio turnover rate	55	%(d)	65%	67%		29%	42%		31%
Net assets, end of period (000s)	$79,928		$76,440	$77,820		$68,496	$103,769		$170,575

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Conservative High Yield Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class B Shares	2011		2010	2009		2008	2007		2006
Net Asset Value, Beginning of Period	$7.64		$7.10	$7.61		$8.12	$8.27		$8.62
Income from Investment Operations:
Net investment income (a)	0.23		0.49	0.45		0.45	0.46		0.44
Net realized and unrealized gain (loss) on investments, foreign currency and credit default swap contracts	0.37		0.55	(0.50)		(0.50)	(0.13)		(0.32)
Total from investment operations	0.60		1.04	(0.05)		(0.05)	0.33		0.12
Less Distributions to Shareholders:
From net investment income	(0.23)		(0.50)	(0.46)		(0.46)	(0.48)		(0.47)
Increase from regulatory settlements	—	(b)	— (b)	—	(b)	—	—		—
Net Asset Value, End of Period	$8.01		$7.64	$7.10		$7.61	$8.12		$8.27
Total return (c)	7.99	%(d)(e)	15.02%	0.17%		(0.67)%	3.97%		1.40	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.80	%(g)	1.80%	1.82%		1.82%	1.78%		1.72%
Interest expense	—		—	—	%(h)	—	—	%(h)	—
Net expenses (f)	1.80	%(g)	1.80%	1.82%		1.82%	1.78%		1.72%
Waiver/Reimbursement	0.05	%(g)	—	—		—	—		—	%(h)
Net investment income (f)	5.86	%(g)	6.53%	6.96%		5.71%	5.50%		5.21%
Portfolio turnover rate	55	%(d)	65%	67%		29%	42%		31%
Net assets, end of period (000s)	$16,882		$23,870	$29,525		$38,175	$50,577		$66,886

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Conservative High Yield Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class C Shares	2011		2010	2009		2008	2007		2006
Net Asset Value, Beginning of Period	$7.64		$7.10	$7.61		$8.12	$8.27		$8.62
Income from Investment Operations:
Net investment income (a)	0.23		0.50	0.46		0.47	0.47		0.45
Net realized and unrealized gain (loss) on investments, foreign currency and credit default swap contracts	0.38		0.55	(0.50)		(0.51)	(0.13)		(0.32)
Total from investment operations	0.61		1.05	(0.04)		(0.04)	0.34		0.13
Less Distributions to Shareholders:
From net investment income	(0.24)		(0.51)	(0.47)		(0.47)	(0.49)		(0.48)
Increase from regulatory settlements	—	(b)	— (b)	—	(b)	—	—		—
Net Asset Value, End of Period	$8.01		$7.64	$7.10		$7.61	$8.12		$8.27
Total return (c)(d)	8.07	%(e)	15.19%	0.31%		(0.52)%	4.13%		1.55%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.65	%(g)	1.65%	1.67%		1.67%	1.63%		1.57%
Interest expense	—		—	—	%(h)	—	—	%(h)	—
Net expenses (f)	1.65	%(g)	1.65%	1.67%		1.67%	1.63%		1.57%
Waiver/Reimbursement	0.20	%(g)	0.15%	0.15%		0.15%	0.15%		0.15%
Net investment income (f)	6.00	%(g)	6.66%	7.08%		5.88%	5.69%		5.37%
Portfolio turnover rate	55	%(e)	65%	67%		29%	42%		31%
Net assets, end of period (000s)	$31,117		$30,463	$29,380		$23,003	$33,673		$11,653

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia Conservative High Yield Fund

Selected data for a share outstanding throughout each period is as follows:

Class Y Shares	(Unaudited) Six Months Ended February 28, 2011		Year Ended August 31, 2010	Period Ended August 31, 2009 (a)
Net Asset Value, Beginning of Period	$7.64		$7.10	$6.81
Income from Investment Operations:
Net investment income (b)	0.27		0.57	0.06
Net realized and unrealized gain on investments, foreign currency and credit default swap contracts	0.38		0.55	0.30
Total from investment operations	0.65		1.12	0.36
Less Distributions to Shareholders:
From net investment income	(0.28)		(0.58)	(0.07)
Increase from regulatory settlements	—	(c)	— (c)	—
Net Asset Value, End of Period	$8.01		$7.64	$7.10
Total return (d)	8.56	%(e)	16.30%	5.28	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	0.72	%(g)	0.68%	0.65	%(g)
Interest expense	—		—	—	%(g)(h)
Net expenses (f)	0.72	%(g)	0.68%	0.65	%(g)
Net investment income (f)	6.92	%(g)	7.65%	6.92	%(g)
Portfolio turnover rate	55	%(e)	65%	67	%(e)
Net assets, end of period (000s)	$13,050		$13,783	$18,373

(a)  Class Y shares commenced operations on July 15, 2009. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

21

Financial Highlights – Columbia Conservative High Yield Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class Z Shares	2011		2010	2009		2008	2007		2006
Net Asset Value, Beginning of Period	$7.64		$7.10	$7.61		$8.12	$8.27		$8.62
Income from Investment Operations:
Net investment income (a)	0.27		0.56	0.52		0.53	0.54		0.52
Net realized and unrealized gain (loss) on investments, foreign currency and credit default swap contracts	0.37		0.55	(0.50)		(0.50)	(0.13)		(0.32)
Total from investment operations	0.64		1.11	0.02		0.03	0.41		0.20
Less Distributions to Shareholders:
From net investment income	(0.27)		(0.57)	(0.53)		(0.54)	(0.56)		(0.55)
Increase from regulatory settlements	—	(b)	— (b)	—	(b)	—	—		—
Net Asset Value, End of Period	$8.01		$7.64	$7.10		$7.61	$8.12		$8.27
Total return (c)	8.52	%(d)(e)	16.16%	1.17%		0.32%	5.01%		2.42	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	0.80	%(g)	0.80%	0.82%		0.82%	0.78%		0.72%
Interest expense	—		—	—	%(h)	—	—	%(h)	—
Net expenses (f)	0.80	%(g)	0.80%	0.82%		0.82%	0.78%		0.72%
Waiver/Reimbursement	0.05	%(g)	—	—		—	—		—	%(h)
Net investment income (f)	6.84	%(g)	7.50%	7.94%		6.71%	6.49%		6.20%
Portfolio turnover rate	55	%(d)	65%	67%		29%	42%		31%
Net assets, end of period (000s)	$428,652		$430,545	$433,915		$443,043	$614,168		$801,811

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

22

Notes to Financial Statements – Columbia Conservative High Yield Fund

February 28, 2011 (Unaudited)

Note 1. Organization

Columbia Conservative High Yield Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks a high level of income, with capital appreciation as a secondary goal, by investing in non-investment-grade, corporate debt securities, commonly referred to as "junk" or "high-yield" bonds.

Fund Shares

The Trust may has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class B, Class C, Class Y and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class Y shares are not subject to sales charges and are available only to certain investors, as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires the Investment Manager to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Investments for which market quotations are not readily available, or that have quotations which the Investment Manager believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, the Investment Manager may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

23

Columbia Conservative High Yield Fund, February 28, 2011 (Unaudited)

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Loan Participations and Commitments

The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participation ("Selling Participant"), but not the borrower. However, the Fund assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of the Funds on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be

24

Columbia Conservative High Yield Fund, February 28, 2011 (Unaudited)

subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Services Fee

Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is the investment manager of the Fund, and determines which securities will be purchased, held or sold. The management fee is based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.60%
$500 million to $1 billion	0.55%
$1 billion to $1.5 billion	0.52%
Over $1.5 billion	0.49%

The annualized effective management fee rate for the six month period ended February 28, 2011 was 0.59% of the Fund's average daily net assets.

Administration Fee

The Investment Manager provides administrative and other services to the Fund under an Administrative Services Agreement (Administrative Agreement), including services related to Fund expenses, the requirements of the Sarbanes-Oxley Act of 2002, and oversight of the accounting and financial reporting services provided by State Street Bank and Trust Company (State Street), as discussed in the Pricing and Bookkeeping Fees note below. The Investment Manager does not receive a fee for its services under the Administrative Agreement.

Pricing and Bookkeeping Fees

The Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street and the Investment Manager pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Transfer Agent Fee

Columbia Management Investment Services Corp. (the Transfer Agent), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent of the Fund and has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees that vary by class and are based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which are intended to reimburse the Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

25

Columbia Conservative High Yield Fund, February 28, 2011 (Unaudited)

The Transfer Agent receives reimbursement for certain out-of-pocket expenses and may also receive compensation for various shareholder services.

For the six month period ended February 28, 2011, the Fund's annualized effective transfer agent fee rate for each class as a percentage of each class' average daily net assets was as follows:

Class A	Class B	Class C	Class Y		Class Z
0.13%	0.13%	0.13%	0.00	%*	0.13%

* Rounds to less than 0.01%.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended February 28, 2011, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Investment Distributors, Inc. (the Distributor), an indirect wholly owned subsidiary of Ameriprise Financial, is the distributor of the Fund's shares. For the six month period ended February 28, 2011, initial sales charges paid by shareholders on the purchase of Class A shares amounted to $4,863 and net CDSC fees paid by shareholders on certain redemptions of Class A, Class B and Class C shares amounted to $-, $1,921 and $375, respectively.

The Fund has adopted shareholder servicing and distribution plans pursuant to Rule 12b-1 under the 1940 Act (the Plans) which require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but currently limit such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Distributor has voluntarily agreed to waive a portion of the distribution and service fees for Class C shares so that the combined fees do not exceed the annual rate of 0.85% of the average daily net assets of the Class C shares of the Fund. This arrangement may be modified or terminated by the Distributor at any time.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Expense Limits and Fee Reimbursements

The Investment Manager has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.80% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the Investment Manager at any time.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the six month period ended February 28, 2011, these custody credits reduced total expenses by $200 for the Fund.

26

Columbia Conservative High Yield Fund, February 28, 2011 (Unaudited)

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $303,488,027 and $340,607,407, respectively, for the six month period ended February 28, 2011.

Note 6. Regulatory Settlements

During the six month period ended February 28, 2011, and the year ended August 31, 2010, the Fund received payments totaling $11,884 and $8,989, respectively, resulting from certain regulatory settlements in which the Fund had participated during the respective periods. The payments have been included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Shareholder Concentration

As of February 28, 2011, one shareholder account owned 29.8% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended February 28, 2011, the Fund did not borrow under these arrangements.

Note 9. Federal Tax Information

The tax character of distributions paid during the year ended August 31, 2010 was as follows:

August 31, 2010
Ordinary Income*	$44,704,745

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at February 28, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$32,962,849
Unrealized depreciation	(706,204)
Net unrealized appreciation	$32,256,645

The following capital loss carryforwards, determined as of August 31, 2010, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2014	$975,147
2015	22,859,341
2016	5,603,050
2017	40,533,191
2018	52,301,824
Total	$122,272,553

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and

27

Columbia Conservative High Yield Fund, February 28, 2011 (Unaudited)

administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 10. Significant Risks and Contingencies

High-Yield Securities Risk

Investing in high-yield fixed income securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

At a Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund approved a proposal to reorganize the Fund into Columbia Income Opportunities Fund (formerly known as RiverSource Income Opportunities Fund). The reorganization was effective on March 14, 2011.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with

28

Columbia Conservative High Yield Fund, February 28, 2011 (Unaudited)

the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

29

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund considered a proposal to approve an Agreement and Plan of Reorganization pursuant to which the Fund will transfer its assets to Columbia Income Opportunities Fund (the "Buying Fund") in exchange for shares of the Buying Fund and the assumption by the Buying Fund of all of the liabilities of the Fund (the "Reorganization"). The proposal was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
364,855,681	8,886,361	5,965,799	0

The Reorganization was effective on March 14, 2011.

30

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Conservative High Yield Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

33

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Conservative High Yield Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1625 A (04/11)

Columbia Strategic Investor Fund

Semiannual Report for the Period Ended February 28, 2011

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation’s largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe’s largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city’s financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments’ beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy — an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

■

A singular focus on our shareholders. Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

■

First-class research and thought leadership. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

■

A disciplined investment approach. We aren’t distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don’t consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Performance Information – Columbia Strategic Investor Fund

Average annual total return as of 02/28/11 (%)

Share class	A		B		C		I
Inception	11/01/02		11/01/02		10/13/03		09/27/10
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	31.68	24.12	31.14	26.14	31.20	30.20	n/a
1-year	25.20	18.01	24.29	19.29	24.28	23.28	n/a
5-year	4.46	3.23	3.68	3.35	3.68	3.68	n/a
10-year/Life	8.93	8.29	8.24	8.24	8.24	8.24	18.80

Share class	R	W	Y	Z
Inception	09/27/10	09/27/10	07/15/09	11/09/00
Sales charge	without	without	without	without
6-month (cumulative)	n/a	n/a	31.91	31.79
1-year	n/a	n/a	25.75	25.56
5-year	n/a	n/a	4.77	4.71
10-year/Life	18.33	18.62	9.19	9.16

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I shares, Class Y shares and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with a distribution (Rule 12b-1) fee and Class W shares are sold at net asset value with a service (Rule 12b-1) fee. Class I shares, Class R shares, Class W shares, Class Y shares and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C and Class Y are newer classes of shares. Class A and Class B share performance information includes the performance of Class Z shares (the oldest existing share class) for periods prior to their inception. Class C share performance information includes returns of Class B shares for the period from November 1, 2002 through October 12, 2003, and the returns of Class Z shares for periods prior thereto. Class Y share performance information includes the performance of Class Z shares for periods prior to its inception. These returns reflect differences in sales charges, but have not been restated to reflect any differences in expenses such as distribution and service (Rule 12b-1) fees between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of Class A, Class B and Class C shares would have been lower, since these classes of shares are subject to distribution and service (Rule 12b-1) fees.

Class A and Class B shares were initially offered on November 1, 2002, Class C shares were initially offered on October 13, 2003, Class I, Class R and Class W shares were initially offered on September 27, 2010, Class Y shares were initially offered on July 15, 2009 and Class Z shares were initially offered on November 9, 2000.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 02/28/11

+31.68% Class A shares (without sales charge)

+28.65% Russell 1000 Index[1]

Net asset value per share

as of 02/28/11 ($)
Class A	20.12
Class B	19.29
Class C	19.30
Class I	20.16
Class R	20.08
Class W	20.13
Class Y	20.16
Class Z	20.17

Distributions declared per share

09/01/10 - 02/28/11 ($)
Class I	0.04
Class Y	0.04
Class Z	0.02

[1]	The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies and represents approximately 90% of the U.S. equity market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

1

Understanding Your Expenses – Columbia Strategic Investor Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary firm to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/10 – 02/28/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)			Expenses paid during the period ($)			Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,316.80		1,018.60	7.18		6.26	1.25
Class B	1,000.00	1,000.00	1,311.40		1,014.88	11.46		9.99	2.00
Class C	1,000.00	1,000.00	1,312.00		1,014.88	11.46		9.99	2.00
Class I	1,000.00	1,000.00	1,053.80	*	1,021.12	3.21	*	3.71	0.74
Class R	1,000.00	1,000.00	1,052.40	*	1,017.80	6.10	*	7.05	1.41
Class W	1,000.00	1,000.00	1,053.40	*	1,019.04	5.02	*	7.06	1.16
Class Y	1,000.00	1,000.00	1,319.10		1,020.68	4.77		4.16	0.83
Class Z	1,000.00	1,000.00	1,317.90		1,019.84	5.75		5.01	1.00

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses for Class A, Class B, Class C, Class R, Class W and Class Z shares, account value at the end of the period for Class A, Class B, Class C, Class R, Class W and Class Z shares would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

* For the period September 27, 2010 through February 28, 2011. Class I, Class R and Class W shares commenced operations on September 27, 2010.

2

Investment Portfolio – Columbia Strategic Investor Fund

February 28, 2011 (Unaudited)

Common Stocks – 97.9%

	Shares	Value ($)
Consumer Discretionary – 11.4%
Auto Components – 1.6%
Goodyear Tire & Rubber Co. (a)	585,664	8,304,716
Kongsberg Automotive Holding ASA (a)	2,370,256	1,841,115
Nokian Renkaat Oyj	94,102	3,822,962

Auto Components Total		13,968,793

Hotels, Restaurants & Leisure – 1.2%
Bally Technologies, Inc. (a)	89,993	3,476,430
Ctrip.com International Ltd., ADR (a)	131,547	5,100,077
Las Vegas Sands Corp. (a)	52,982	2,471,080

Hotels, Restaurants & Leisure Total		11,047,587

Household Durables – 1.2%
MRV Engenharia e Participações SA	670,500	5,323,539
Whirlpool Corp.	63,656	5,251,620

Household Durables Total		10,575,159

Internet & Catalog Retail – 0.5%
Amazon.com, Inc. (a)	25,002	4,332,597

Internet & Catalog Retail Total		4,332,597

Media – 2.6%
Central European Media Enterprises Ltd., Class A (a)	195,256	3,846,543
Comcast Corp., Class A	371,993	9,582,540
Naspers Ltd., Class N	33,992	1,952,617
News Corp., Class A	441,743	7,673,076

Media Total		23,054,776

Multiline Retail – 1.3%
Kohl’s Corp. (a)	66,300	3,572,907
Target Corp.	148,304	7,793,375

Multiline Retail Total		11,366,282

Specialty Retail – 2.2%
Belle International Holdings Ltd.	3,620,000	6,335,679
Collective Brands, Inc. (a)	289,373	6,597,704
Lowe’s Companies, Inc.	241,803	6,327,985

Specialty Retail Total		19,261,368

Textiles, Apparel & Luxury Goods – 0.8%
Hanesbrands, Inc. (a)	171,664	4,447,814
Ports Design Ltd.	845,000	2,014,529
Trinity Ltd.	1,272,000	1,141,051

Textiles, Apparel & Luxury Goods Total		7,603,394

Consumer Discretionary Total		101,209,956

	Shares	Value ($)
Consumer Staples – 8.8%
Beverages – 2.9%
Carlsberg A/S, Class B	34,079	3,626,767
Constellation Brands, Inc., Class A (a)	224,957	4,571,126
PepsiCo, Inc.	222,014	14,080,128
United Spirits Ltd.	154,970	3,778,519

Beverages Total		26,056,540

Food & Staples Retailing – 2.3%
Casey’s General Stores, Inc.	170,448	7,000,299
CVS Caremark Corp.	299,217	9,892,114
Drogasil SA	396,200	3,024,246

Food & Staples Retailing Total		19,916,659

Food Products – 2.4%
Kellogg Co.	97,193	5,205,657
Kraft Foods, Inc., Class A	322,759	10,276,646
Unilever N.V., N.Y. Registered Shares	201,999	6,108,450

Food Products Total		21,590,753

Personal Products – 0.6%
Avon Products, Inc.	196,281	5,458,575

Personal Products Total		5,458,575

Tobacco – 0.6%
Philip Morris International, Inc.	54,781	3,439,151
PT Gudang Garam Tbk	378,000	1,571,447

Tobacco Total		5,010,598

Consumer Staples Total		78,033,125

Energy – 15.3%
Energy Equipment & Services – 5.7%
Baker Hughes, Inc.	40,770	2,896,709
Cameron International Corp. (a)	110,368	6,526,060
McDermott International, Inc. (a)	185,370	4,254,241
National-Oilwell Varco, Inc.	106,454	8,470,545
Schlumberger Ltd.	139,227	13,006,586
Seadrill Ltd.	94,310	3,606,414
Tenaris SA, ADR	95,283	4,323,943
Weatherford International Ltd. (a)	321,981	7,785,501

Energy Equipment & Services Total		50,869,999

Oil, Gas & Consumable Fuels – 9.6%
Apache Corp.	71,416	8,899,862
Cimarex Energy Co.	71,350	8,285,876
Comstock Resources, Inc. (a)	133,331	3,539,938
Continental Resources, Inc. (a)	38,301	2,663,069
Denbury Resources, Inc. (a)	367,297	8,899,606
EOG Resources, Inc.	64,540	7,248,487

See Accompanying Notes to Financial Statements.

3

Columbia Strategic Investor Fund

February 28, 2011 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Energy (continued)
Exxon Mobil Corp.	132,167	11,304,244
Gazprom OAO, ADR	193,326	5,668,318
Hess Corp.	63,005	5,483,325
LUKOIL OAO, ADR	133,643	9,514,045
Peabody Energy Corp.	113,109	7,407,508
Petroleo Brasileiro SA, ADR	98,104	3,907,482
PT Tambang Batubara Bukit Asam Tbk	968,500	2,211,110

Oil, Gas & Consumable Fuels Total		85,032,870

Energy Total		135,902,869

Financials – 15.6%
Capital Markets – 3.4%
Greenhill & Co., Inc.	84,863	6,095,709
Invesco Ltd.	154,599	4,149,437
Morgan Stanley	321,581	9,544,524
SEI Investments Co.	214,548	4,936,750
T. Rowe Price Group, Inc.	53,271	3,568,092
Waddell & Reed Financial, Inc., Class A	52,414	2,116,477

Capital Markets Total		30,410,989

Commercial Banks – 4.5%
HDFC Bank Ltd., ADR	36,797	5,413,207
Itau Unibanco Holding SA, ADR	234,408	5,208,546
PrivateBancorp, Inc.	220,364	3,155,612
PT Bank Central Asia Tbk	3,833,000	2,752,168
TCF Financial Corp.	314,853	5,110,064
Turkiye Garanti Bankasi AS	864,271	3,827,389
Wells Fargo & Co.	432,684	13,958,386

Commercial Banks Total		39,425,372

Consumer Finance – 1.5%
American Express Co.	200,349	8,729,206
Discover Financial Services	205,316	4,465,623

Consumer Finance Total		13,194,829

Diversified Financial Services – 5.5%
Bank of America Corp.	1,041,518	14,883,292
Citigroup, Inc. (a)	2,533,467	11,856,626
JPMorgan Chase & Co.	322,941	15,078,115
NYSE Euronext	195,573	7,236,201

Diversified Financial Services Total		49,054,234

Insurance – 0.7%
Principal Financial Group, Inc.	119,268	4,086,121
Progressive Corp.	118,737	2,473,292

Insurance Total		6,559,413

Financials Total		138,644,837

	Shares	Value ($)
Health Care – 8.7%
Biotechnology – 1.6%
Alexion Pharmaceuticals, Inc. (a)	39,241	3,778,124
Celgene Corp. (a)	162,118	8,608,466
Dendreon Corp. (a)	38,036	1,277,629

Biotechnology Total		13,664,219

Health Care Equipment & Supplies – 1.0%
Insulet Corp. (a)	124,633	2,206,004
Medtronic, Inc.	121,082	4,833,593
NuVasive, Inc. (a)	79,376	2,121,721

Health Care Equipment & Supplies Total		9,161,318

Health Care Providers & Services – 2.1%
Amil Participações SA	321,700	3,286,994
Express Scripts, Inc. (a)	157,601	8,860,328
Fleury SA	200,100	2,651,884
Odontoprev SA	106,800	1,437,865
Oriola-KD Oyj, Class B	505,621	2,483,925

Health Care Providers & Services Total		18,720,996

Life Sciences Tools & Services – 2.0%
Agilent Technologies, Inc. (a)	102,325	4,305,836
Covance, Inc. (a)	45,678	2,577,609
PAREXEL International Corp. (a)	123,596	2,900,798
Sequenom, Inc. (a)	8,819	54,149
Thermo Fisher Scientific, Inc. (a)	59,542	3,323,634
Waters Corp. (a)	55,172	4,582,035

Life Sciences Tools & Services Total		17,744,061

Pharmaceuticals – 2.0%
Allergan, Inc.	64,117	4,755,558
Hospira, Inc. (a)	87,043	4,600,222
Teva Pharmaceutical Industries Ltd., ADR	78,070	3,911,307
Watson Pharmaceuticals, Inc. (a)	79,436	4,447,622

Pharmaceuticals Total		17,714,709

Health Care Total		77,005,303

Industrials – 11.5%
Aerospace & Defense – 0.8%
BE Aerospace, Inc. (a)	111,682	3,765,917
Spirit Aerosystems Holdings, Inc., Class A (a)	141,409	3,675,220

Aerospace & Defense Total		7,441,137

Construction & Engineering – 1.9%
EMCOR Group, Inc. (a)	71,263	2,270,439
Foster Wheeler AG (a)	120,769	4,367,007
Insituform Technologies, Inc., Class A (a)	165,267	4,270,499
Quanta Services, Inc. (a)	249,212	5,684,526

Construction & Engineering Total		16,592,471

See Accompanying Notes to Financial Statements.

4

Columbia Strategic Investor Fund

February 28, 2011 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)
Electrical Equipment – 1.3%
Emerson Electric Co.	108,576	6,477,644
Schneider Electric SA	27,811	4,601,497

Electrical Equipment Total		11,079,141

Industrial Conglomerates – 0.9%
Siemens AG, ADR	58,605	7,878,856

Industrial Conglomerates Total		7,878,856

Machinery – 4.4%
Caterpillar, Inc.	60,140	6,190,210
Cummins, Inc.	38,622	3,905,457
Dover Corp.	65,728	4,223,024
Joy Global, Inc.	43,591	4,244,891
Parker Hannifin Corp.	58,285	5,197,856
SPX Corp.	58,025	4,628,074
Tennant Co.	82,080	3,336,552
Trinity Industries, Inc.	109,619	3,414,632
WABCO Holdings, Inc. (a)	59,734	3,490,258

Machinery Total		38,630,954

Marine – 1.0%
A.P. Moller - Maersk A/S, Class B	929	9,224,662

Marine Total		9,224,662

Professional Services – 0.5%
Manpower, Inc.	64,750	4,111,625

Professional Services Total		4,111,625

Road & Rail – 0.5%
Union Pacific Corp.	49,566	4,729,092

Road & Rail Total		4,729,092

Trading Companies & Distributors – 0.2%
Mills Estruturas e Serviços de Engenharia SA	191,700	2,169,559

Trading Companies & Distributors Total		2,169,559

Industrials Total		101,857,497

Information Technology – 19.1%
Communications Equipment – 1.2%
QUALCOMM, Inc.	176,036	10,488,225

Communications Equipment Total		10,488,225

Computers & Peripherals – 4.5%
Apple, Inc. (a)	66,963	23,652,001
EMC Corp. (a)	251,312	6,838,200
Hewlett-Packard Co.	214,172	9,344,324

Computers & Peripherals Total		39,834,525

	Shares	Value ($)
Electronic Equipment, Instruments & Components – 1.6%
DTS, Inc. (a)	73,733	3,343,791
FLIR Systems, Inc.	68,652	2,217,459
Hollysys Automation Technologies Ltd. (a)	251,594	3,786,490
Tyco Electronics Ltd.	135,041	4,866,878

Electronic Equipment, Instruments & Components Total		14,214,618

Internet Software & Services – 3.6%
Baidu, Inc., ADR (a)	22,606	2,738,943
eBay, Inc. (a)	230,200	7,712,851
Google, Inc., Class A (a)	19,515	11,970,501
GSI Commerce, Inc. (a)	126,632	2,632,679
Opera Software ASA	434,154	2,178,445
Sina Corp. (a)	29,349	2,396,933
Tencent Holdings Ltd.	85,100	2,271,699

Internet Software & Services Total		31,902,051

IT Services – 3.4%
Alliance Data Systems Corp. (a)	68,995	5,432,666
International Business Machines Corp.	96,390	15,603,613
MasterCard, Inc., Class A	36,906	8,878,108

IT Services Total		29,914,387

Semiconductors & Semiconductor Equipment – 2.3%
Advanced Micro Devices, Inc. (a)	656,641	6,047,664
FEI Co. (a)	99,435	3,334,056
Intel Corp.	171,779	3,688,095
Silicon Laboratories, Inc. (a)	43,790	1,988,066
TriQuint Semiconductor, Inc. (a)	167,925	2,392,931
Varian Semiconductor Equipment Associates, Inc. (a)	61,903	2,953,392

Semiconductors & Semiconductor Equipment Total		20,404,204

Software – 2.5%
Microsoft Corp.	200,060	5,317,595
Oracle Corp.	354,982	11,678,908
TIBCO Software, Inc. (a)	108,239	2,664,844
VanceInfo Technologies, Inc., ADR (a)	81,633	2,710,215

Software Total		22,371,562

Information Technology Total		169,129,572

See Accompanying Notes to Financial Statements.

5

Columbia Strategic Investor Fund

February 28, 2011 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Materials – 4.3%
Chemicals – 0.8%
Ferro Corp. (a)	421,803	6,715,104

Chemicals Total		6,715,104

Construction Materials – 0.6%
PT Indocement Tunggal Prakarsa Tbk	3,406,000	5,596,382

Construction Materials Total		5,596,382

Metals & Mining – 2.9%
Anglo Platinum Ltd. (a)	27,419	2,666,092
APERAM, N.Y. Registered Shares (a)	6,256	260,875
Eurasian Natural Resources Corp. PLC	531,977	8,341,071
Freeport-McMoRan Copper & Gold, Inc.	112,780	5,971,701
Petropavlovsk PLC	189,534	3,339,974
Thompson Creek Metals Co., Inc. (a)	216,300	2,850,834
Vale SA, ADR	77,585	2,655,735

Metals & Mining Total		26,086,282

Materials Total		38,397,768

Telecommunication Services – 1.3%
Wireless Telecommunication Services – 1.3%
American Tower Corp., Class A (a)	87,312	4,711,355
Millicom International Cellular SA	25,446	2,229,070
Mobile TeleSystems OJSC, ADR	245,096	4,615,158

Wireless Telecommunication Services Total		11,555,583

Telecommunication Services Total		11,555,583

Utilities – 1.9%
Electric Utilities – 0.6%
NV Energy, Inc.	355,008	5,215,068

Electric Utilities Total		5,215,068

Gas Utilities – 0.5%
PT Perusahaan Gas Negara Tbk	11,267,500	4,556,919

Gas Utilities Total		4,556,919

Independent Power Producers & Energy Traders – 0.8%
AES Corp. (a)	583,892	7,222,744

Independent Power Producers & Energy Traders Total		7,222,744

Utilities Total		16,994,731

Total Common Stocks (cost of $654,125,513)		868,731,241

Short-Term Obligation – 1.2%

	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/28/11, due 03/01/11 at 0.080%, collateralized by a U.S. Treasury obligation maturing 05/15/20, market value $11,016,794 (repurchase proceeds $10,797,024)	10,797,000	10,797,000

Total Short-Term Obligation (cost of $10,797,000)		10,797,000

Total Investments – 99.1% (cost of $664,922,513) (b)		879,528,241

Other Assets & Liabilities, Net – 0.9%		7,803,393

Net Assets – 100.0%		887,331,634

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Cost for federal income tax purposes is $664,922,513.

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels

See Accompanying Notes to Financial Statements.

6

Columbia Strategic Investor Fund

February 28, 2011 (Unaudited)

within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of February 28, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$84,102,003	$17,107,953	$–	$101,209,956
Consumer Staples	69,056,392	8,976,733	–	78,033,125
Energy	133,691,759	2,211,110	–	135,902,869
Financials	132,065,280	6,579,557	–	138,644,837
Health Care	74,521,378	2,483,925	–	77,005,303
Industrials	88,031,338	13,826,159	–	101,857,497
Information Technology	164,679,428	4,450,144	–	169,129,572
Materials	18,454,249	19,943,519	–	38,397,768
Telecommunication Services	11,555,583	–	–	11,555,583
Utilities	12,437,812	4,556,919	–	16,994,731

Total Common Stocks	788,595,222	80,136,019	–	868,731,241

Total Short-Term Obligation	–	10,797,000	–	10,797,000

Total Investments	$788,595,222	$90,933,019	$–	$879,528,241

The Fund’s assets assigned to Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the premium or discount at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

At February 28, 2011, the Fund held investments in the following sectors:

Sector	% of Net Assets
Information Technology	19.1
Financials	15.6
Energy	15.3
Industrials	11.5
Consumer Discretionary	11.4
Consumer Staples	8.8
Health Care	8.7
Materials	4.3
Utilities	1.9
Telecommunication Services	1.3

97.9
Short-Term Obligation	1.2
Other Assets & Liabilities, Net	0.9

100.0

The Fund was invested in the following countries at February 28, 2011:

Summary of Securities by Country	Value	% of Total Investments
United States*	$674,241,046	76.7
Brazil	29,665,849	3.4
Russia	19,797,521	2.3
Netherlands	19,115,036	2.2
China	17,232,396	2.0
Switzerland	17,019,385	1.9
Indonesia	16,688,026	1.9
Denmark	12,851,430	1.5
United Kingdom	11,681,046	1.3
India	9,191,725	1.0
Germany	7,878,856	0.9
Hong Kong	7,476,730	0.9
Luxembourg	6,553,012	0.7
Finland	6,306,887	0.7
South Africa	4,618,709	0.5
France	4,601,497	0.5
Norway	4,019,560	0.5
Israel	3,911,307	0.4
Turkey	3,827,389	0.4
Canada	2,850,834	0.3

	$879,528,241	100.0

* Includes short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

7

Statement of Assets and Liabilities – Columbia Strategic Investor Fund

February 28, 2011 (Unaudited)

		($)
Assets	Investments, at cost	664,922,513

	Investments, at value	879,528,241
	Cash	15,172
	Receivable for:
	Investments sold	30,407,458
	Fund shares sold	360,116
	Dividends	787,476
	Interest	24
	Foreign tax reclaims	66,290
	Expense reimbursement due from Investment Manager	46,331
	Trustees’ deferred compensation plan	106,080
	Prepaid expenses	2,407
	Other assets	126,938

	Total Assets	911,446,533

Liabilities	Payable for:
	Investments purchased	22,500,386
	Fund shares repurchased	419,974
	Investment advisory fee	391,712
	Administration fee	101,600
	Pricing and bookkeeping fees	13,036
	Transfer agent fee	361,099
	Trustees’ fees	2,872
	Custody fee	6,119
	Distribution and service fees	64,992
	Chief compliance officer expenses	91
	Reports to shareholders	107,542
	Trustees’ deferred compensation plan	106,080
	Other liabilities	39,396

	Total Liabilities	24,114,899

	Net Assets	887,331,634

Net Assets Consist of	Paid-in capital	750,056,560
	Overdistributed net investment income	(134,787)
	Accumulated net realized loss	(77,199,095)
	Net unrealized appreciation (depreciation) on:
	Investments	214,605,728
	Foreign currency translations	3,228

	Net Assets	887,331,634

See Accompanying Notes to Financial Statements.

8

Statement of Assets and Liabilities (continued) – Columbia Strategic Investor Fund

February 28, 2011 (Unaudited)

Class A	Net assets	$173,906,457
	Shares outstanding	8,644,633
	Net asset value per share	$20.12	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($20.12/0.9425)	$21.35	(b)

Class B	Net assets	$22,654,008
	Shares outstanding	1,174,256
	Net asset value and offering price per share	$19.29	(a)

Class C	Net assets	$18,682,222
	Shares outstanding	968,073
	Net asset value and offering price per share	$19.30	(a)

Class I (c)	Net assets	$2,963
	Shares outstanding	147
	Net asset value, offering and redemption price per share	$20.16

Class R (c)	Net assets	$2,958
	Shares outstanding	147
	Net asset value, offering and redemption price per share	$20.08	(d)

Class W (c)	Net assets	$2,965
	Shares outstanding	147
	Net asset value, offering and redemption price per share	$20.13	(d)

Class Y	Net assets	$16,750,617
	Shares outstanding	831,059
	Net asset value, offering and redemption price per share	$20.16

Class Z	Net assets	$655,329,444
	Shares outstanding	32,490,213
	Net asset value, offering and redemption price per share	$20.17

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

(c)	Class I, Class R and Class W shares commenced operations on September 27, 2010.

(d)	Net asset value per share rounds to this amount due to fractional shares outstanding.

See Accompanying Notes to Financial Statements.

9

Statement of Operations – Columbia Strategic Investor Fund

For the Six Months Ended February 28, 2011 (Unaudited)

		($)(a)
Investment Income	Dividends	4,624,006
	Interest	65,517
	Foreign taxes withheld	(119,083)

	Total Investment Income	4,570,440

Expenses	Investment advisory fee	2,388,259
	Administration fee	617,533
	Distribution fee:
	Class B	82,573
	Class C	67,192
	Class R	6
	Service fee:
	Class A	202,544
	Class B	27,524
	Class C	22,398
	Class W	3
	Transfer agent fee:
	Class A, Class B, Class C, Class R, Class W and Class Z	982,025
	Class Y	24
	Pricing and bookkeeping fees	75,822
	Trustees’ fees	23,803
	Custody fee	47,622
	Chief compliance officer expenses	644
	Other expenses	281,919

	Total Expenses	4,819,891

	Fees waived or expenses reimbursed by Investment Manager	(311,768)
	Expense reductions	(17)

	Net Expenses	4,508,106

	Net Investment Income	62,334

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Net realized gain (loss) on:
	Investments	78,392,565
	Foreign currency transactions	(259,240)

	Net realized gain	78,133,325

	Net change in unrealized appreciation (depreciation) on:
	Investments	143,224,037
	Foreign currency translations	1,602

	Net change in unrealized appreciation (depreciation)	143,225,639

	Net Gain	221,358,964

	Net Increase Resulting from Operations	221,421,298

(a)	Class I, Class R and Class W shares commenced operations on September 27, 2010.

See Accompanying Notes to Financial Statements.

10

Statement of Changes in Net Assets – Columbia Strategic Investor Fund

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended February 28, 2011 ($)(a)(b)	Year Ended August 31, 2010 ($)
Operations	Net investment income	62,334	1,259,392
	Net realized gain on investments and foreign currency transactions	78,133,325	77,087,723
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	143,225,639	(33,347,818)

	Net increase resulting from operations	221,421,298	44,999,297

Distributions to Shareholders	From net investment income:
	Class A	—	(768,250)
	Class B	—	(19,538)
	Class C	—	(14,955)
	Class I	(7)	—
	Class Y	(29,949)	(85,917)
	Class Z	(609,771)	(3,668,702)

	Total distributions to shareholders	(639,727)	(4,557,362)

	Net Capital Stock Transactions	(45,419,336)	(112,707,741)

	Total increase (decrease) in net assets	175,362,235	(72,265,806)

Net Assets	Beginning of period	711,969,399	784,235,205
	End of period	887,331,634	711,969,399
	Undistributed (overdistributed) net investment income at end of period	(134,787)	442,606

(a)	Class I, Class R and Class W shares commenced operations on September 27, 2010.

(b)	Class I, Class R and Class W shares reflect activity for the period September 27, 2010 through February 28, 2011.

See Accompanying Notes to Financial Statements.

11

Statement of Changes in Net Assets (continued) – Columbia Strategic Investor Fund

	Capital Stock Activity
	(Unaudited) Six Months Ended February 28, 2011		Year Ended August 31, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	241,029	4,496,757	554,806	8,963,147
Distributions reinvested	—	—	45,698	728,424
Redemptions	(832,402)	(15,244,860)	(2,216,849)	(35,695,825)

Net decrease	(591,373)	(10,748,103)	(1,616,345)	(26,004,254)

Class B
Subscriptions	6,190	107,196	19,131	302,196
Distributions reinvested	—	—	1,172	18,085
Redemptions	(182,224)	(3,220,533)	(435,858)	(6,792,331)

Net decrease	(176,034)	(3,113,337)	(415,555)	(6,472,050)

Class C
Subscriptions	14,690	261,081	126,097	1,975,759
Distributions reinvested	—	—	825	12,730
Redemptions	(133,634)	(2,355,170)	(446,858)	(6,928,254)

Net decrease	(118,944)	(2,094,089)	(319,936)	(4,939,765)

Class I (a)(b)
Subscriptions	147	2,500	—	—

Net increase	147	2,500	—	—

Class R (a)(b)
Subscriptions	147	2,500	—	—

Net increase	147	2,500	—	—

Class W (a)(b)
Subscriptions	156	2,650	—	—
Redemptions	(9)	(154)	—	—

Net increase	147	2,496	—	—

Class Y
Subscriptions	226,152	4,155,100	—	—
Distributions reinvested	1,610	29,949	5,371	85,916
Redemptions	(38,272)	(680,660)	(21,528)	(345,100)

Net increase (decrease)	189,490	3,504,389	(16,157)	(259,184)

Class Z
Subscriptions	622,202	11,598,475	1,669,306	27,075,217
Distributions reinvested	31,779	591,714	223,986	3,582,323
Redemptions	(2,448,430)	(45,165,881)	(6,625,959)	(105,690,028)

Net decrease	(1,794,449)	(32,975,692)	(4,732,667)	(75,032,488)

(a)	Class I, Class R and Class W shares commenced operations on September 27, 2010.

(b)	Class I, Class R and Class W shares reflect activity for the period September 27, 2010 through February 28, 2011.

See Accompanying Notes to Financial Statements.

12

Financial Highlights – Columbia Strategic Investor Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class A Shares	2011		2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$15.28		$14.62		$18.01		$21.48		$21.22		$21.21

Income from Investment Operations:
Net investment income (loss) (a)	(0.01)		—	(b)	0.09		0.06		0.07		0.13
Net realized and unrealized gain (loss) on investments and foreign currency	4.85		0.73		(3.42)		(1.25)		2.97		1.54

Total from investment operations	4.84		0.73		(3.33)		(1.19)		3.04		1.67

Less Distributions to Shareholders:
From net investment income	—		(0.07)		(0.06)		(0.07)		(0.10)		(0.14)
From net realized gains	—		—		—		(2.21)		(2.68)		(1.52)

Total distributions to shareholders	—		(0.07)		(0.06)		(2.28)		(2.78)		(1.66)

Increase from regulatory settlements	—		—		—	(b)	—		—		—

Net Asset Value, End of Period	$20.12		$15.28		$14.62		$18.01		$21.48		$21.22
Total return (c)(d)	31.68	%(e)	5.00%		(18.44)%		(7.09)%		16.33%		8.26%

Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.25	%(f)(g)	1.25	%(f)	1.24	%(f)	1.22	%(h)	1.23	%(i)	1.24	%(f)
Waiver/Reimbursement	0.08	%(g)	0.18%		0.23%		0.03%		0.02%		0.01%
Net investment income (loss)	(0.14	)%(f)(g)	0.01	%(f)	0.70	%(f)	0.30	%(h)	0.36	%(i)	0.65	%(f)
Portfolio turnover rate	34	%(e)	67%		117%		88%		139%		82%
Net assets, end of period (000s)	$173,906		$141,137		$158,624		$225,418		$255,743		$170,201

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

(h)	The benefits derived from expense reductions had an impact of 0.04%.

(i)	The benefits derived from expense reductions had an impact of 0.06%.

See Accompanying Notes to Financial Statements.

13

Financial Highlights – Columbia Strategic Investor Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class B Shares	2011		2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$14.71		$14.12		$17.45		$20.96		$20.81		$20.84

Income from Investment Operations:
Net investment loss (a)	(0.08)		(0.11)		(0.01)		(0.09)		(0.08)		(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	4.66		0.71		(3.32)		(1.21)		2.91		1.51

Total from investment operations	4.58		0.60		(3.33)		(1.30)		2.83		1.49

Less Distributions to Shareholders:
From net investment income	—		(0.01)		—		—		—		—
From net realized gains	—		—		—		(2.21)		(2.68)		(1.52)

Total distributions to shareholders	—		(0.01)		—		(2.21)		(2.68)		(1.52)

Increase from regulatory settlements	—		—		—	(b)	—		—		—

Net Asset Value, End of Period	$19.29		$14.71		$14.12		$17.45		$20.96		$20.81
Total return (c)(d)	31.14	%(e)	4.26%		(19.08)%		(7.77)%		15.50%		7.47%

Ratios to Average Net Assets/Supplemental Data:
Net expenses	2.00	%(f)(g)	2.00	%(f)	1.99	%(f)	1.97	%(h)	1.98	%(i)	1.99	%(f)
Waiver/Reimbursement	0.08	%(g)	0.18%		0.23%		0.03%		0.02%		0.01%
Net investment loss	(0.89	)%(f)(g)	(0.74	)%(f)	(0.05	)%(f)	(0.46	)%(h)	(0.39	)%(i)	(0.10	)%(f)
Portfolio turnover rate	34	%(e)	67%		117%		88%		139%		82%
Net assets, end of period (000s)	$22,654		$19,861		$24,933		$42,229		$53,965		$51,446

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

(h)	The benefits derived from expense reductions had an impact of 0.04%.

(i)	The benefits derived from expense reductions had an impact of 0.06%.

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia Strategic Investor Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class C Shares	2011		2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$14.71		$14.13		$17.46		$20.96		$20.82		$20.85

Income from Investment Operations:
Net investment loss (a)	(0.08)		(0.11)		(0.01)		(0.09)		(0.08)		(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	4.67		0.70		(3.32)		(1.20)		2.90		1.51

Total from investment operations	4.59		0.59		(3.33)		(1.29)		2.82		1.49

Less Distributions to Shareholders:
From net investment income	—		(0.01)		—		—		—		—
From net realized gains	—		—		—		(2.21)		(2.68)		(1.52)

Total distributions to shareholders	—		(0.01)		—		(2.21)		(2.68)		(1.52)

Increase from regulatory settlements	—		—		—	(b)	—		—		—

Net Asset Value, End of Period	$19.30		$14.71		$14.13		$17.46		$20.96		$20.82
Total return (c)(d)	31.20	%(e)	4.18%		(19.07)%		(7.72)%		15.43%		7.46%

Ratios to Average Net Assets/Supplemental Data:
Net expenses	2.00	%(f)(g)	2.00	%(f)	1.99	%(f)	1.97	%(h)	1.98	%(i)	1.99	%(f)
Waiver/Reimbursement	0.08	%(g)	0.18%		0.23%		0.03%		0.02%		0.01%
Net investment loss	(0.89	)%(f)(g)	(0.74	)%(f)	(0.05	)%(f)	(0.46	)%(h)	(0.40	)%(i)	(0.10	)%(f)
Portfolio turnover rate	34	%(e)	67%		117%		88%		139%		82%
Net assets, end of period (000s)	$18,682		$15,994		$19,874		$34,208		$44,682		$43,881

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

(h)	The benefits derived from expense reductions had an impact of 0.04%.

(i)	The benefits derived from expense reductions had an impact of 0.06%.

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Strategic Investor Fund

Selected data for a share outstanding throughout the period is as follows:

Class I Shares	(Unaudited) Period Ended February 28, 2011 (a)
Net Asset Value, Beginning of Period	$17.01

Income from Investment Operations:
Net investment income (b)	0.03
Net realized and unrealized gain on investments and foreign currency	3.16

Total from investment operations	3.19

Less Distributions to Shareholders:
From net investment income	(0.04)

Net Asset Value, End of Period	$20.16
Total return (c)(d)	18.80%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)(f)	0.74%
Net investment income (e)(f)	0.33%
Portfolio turnover rate (c)	34%
Net assets, end of period (000s)	$3

(a)	Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Not annualized.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Strategic Investor Fund

Selected data for a share outstanding throughout the period is as follows:

Class R Shares	(Unaudited) Period Ended February 28, 2011 (a)
Net Asset Value, Beginning of Period	$16.97

Income from Investment Operations:
Net investment loss (b)	(0.02)
Net realized and unrealized gain on investments and foreign currency	3.13

Total from investment operations	3.11

Net Asset Value, End of Period	$20.08
Total return (c)(d)(e)	18.33%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)(g)	1.41%
Waiver/Reimbursement (g)	0.07%
Net investment loss (f)(g)	(0.31)%
Portfolio turnover rate (e)	34%
Net assets, end of period (000s)	$3

(a)	Class R shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Strategic Investor Fund

Selected data for a share outstanding throughout the period is as follows:

(Unaudited) Period Ended February 28,
Class W Shares	2011 (a)
Net Asset Value, Beginning of Period	$16.97

Income from Investment Operations:
Net investment loss (b)	(0.01)
Net realized and unrealized gain on investments and foreign currency	3.17

Total from investment operations	3.16

Net Asset Value, End of Period	$20.13
Total return (c)(d)(e)	18.62%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)(g)	1.16%
Waiver/Reimbursement (g)	0.07%
Net investment loss (f)(g)	(0.09)%
Portfolio turnover rate (e)	34%
Net assets, end of period (000s)	$3

(a)	Class W shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Strategic Investor Fund

Selected data for a share outstanding throughout each period is as follows:

Class Y Shares	(Unaudited) Six Months Ended February 28, 2011		Year Ended August 31, 2010	Period Ended August 31, 2009 (a)
Net Asset Value, Beginning of Period	$15.32		$14.64	$13.32

Income from Investment Operations:
Net investment income (b)	0.03		0.07	0.02
Net realized and unrealized gain on investments and foreign currency	4.85		0.74	1.30

Total from investment operations	4.88		0.81	1.32

Less Distributions to Shareholders:
From net investment income	(0.04)		(0.13)	—

Net Asset Value, End of Period	$20.16		$15.32	$14.64
Total return (c)	31.91	%(d)	5.51%	9.91	%(d)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.83	%(f)	0.83%	0.72	%(f)
Net investment income (e)	0.28	%(f)	0.43%	0.99	%(f)
Portfolio turnover rate	34	%(d)	67%	117	%(d)
Net assets, end of period (000s)	$16,751		$9,826	$9,630

(a)	Class Y shares commenced operations on July 15, 2009. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Not annualized.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Strategic Investor Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class Z Shares	2011		2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$15.32		$14.64		$18.06		$21.53		$21.28		$21.27

Income from Investment Operations:
Net investment income (a)	0.01		0.04		0.12		0.11		0.13		0.18
Net realized and unrealized gain (loss) on investments and foreign currency	4.86		0.74		(3.44)		(1.25)		2.96		1.54

Total from investment operations	4.87		0.78		(3.32)		(1.14)		3.09		1.72

Less Distributions to Shareholders:
From net investment income	(0.02)		(0.10)		(0.10)		(0.12)		(0.16)		(0.19)
From net realized gains	—		—		—		(2.21)		(2.68)		(1.52)

Total distributions to shareholders	(0.02)		(0.10)		(0.10)		(2.33)		(2.84)		(1.71)

Increase from regulatory settlements	—		—		—	(b)	—		—		—

Net Asset Value, End of Period	$20.17		$15.32		$14.64		$18.06		$21.53		$21.28
Total return (c)(d)	31.79	%(e)	5.31%		(18.26)%		(6.85)%		16.62%		8.50%

Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.00	%(f)(g)	1.00	%(f)	0.99	%(f)	0.97	%(h)	0.98	%(i)	0.99	%(f)
Waiver/Reimbursement	0.08	%(g)	0.18%		0.23%		0.03%		0.02%		0.01%
Net investment income	0.11	%(f)(g)	0.26	%(f)	0.94	%(f)	0.55	%(h)	0.63	%(i)	0.89	%(f)
Portfolio turnover rate	34	%(e)	67%		117%		88%		139%		82%
Net assets, end of period (000s)	$655,329		$525,150		$571,175		$755,348		$859,142		$179,027

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

(h)	The benefits derived from expense reductions had an impact of 0.04%.

(i)	The benefits derived from expense reductions had an impact of 0.06%.

See Accompanying Notes to Financial Statements.

20

Notes to Financial Statements – Columbia Strategic Investor Fund

February 28, 2011 (Unaudited)

Note 1. Organization

Columbia Strategic Investor Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks long-term growth of capital by using a “value” approach to investing primarily in common stocks.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class B, Class C, Class I, Class R, Class W, Class Y and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds. Class I shares became effective September 27, 2010.

Class R shares are not subject to sales charges and are available only to qualifying institutional investors. Class R shares became effective September 27, 2010.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares became effective September 27, 2010.

Class Y shares are not subject to sales charges and are available only to certain investors, as described in the Fund’s prospectus.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires the Investment Manager to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the

21

Columbia Strategic Investor Fund

February 28, 2011 (Unaudited)

values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which the Investment Manager believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, the Investment Manager may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal

22

Columbia Strategic Investor Fund

February 28, 2011 (Unaudited)

income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Services Fee

Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is the investment manager of the Fund, and determines which securities will be purchased, held or sold. The management fee is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.60%
$500 million to $1 billion	0.55%
Over $1 billion	0.50%

The annualized effective management fee rate for the six month period ended February 28, 2011 was 0.58% of the Fund’s average daily net assets.

In September 2010, the Board of Trustees approved an amended Investment Management Services Agreement (IMSA) with the Investment Manager that increases the management fee rates payable to the Investment Manager at all asset levels. The IMSA was approved by the Fund’s shareholders at a Special Meeting of Shareholders held on February 15, 2011. The IMSA, which is effective March 1, 2011, revises the management fee rates as follows:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.710%
$500 million to $1 billion	0.665%
$1 billion to $1.5 billion	0.620%
$1.5 billion to $3 billion	0.570%
$3 billion to $6 billion	0.560%
Over $6 billion	0.540%

Administration Fee

The Investment Manager provides administrative and other services to the Fund under an Administrative Services Agreement (Administrative Agreement), including services related to Fund expenses, the requirements of the Sarbanes-Oxley Act of 2002, and oversight of the accounting and financial reporting services provided by State Street Bank and Trust Company (State Street), as discussed in the Pricing and Bookkeeping Fees note below. The administration fee is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rates
First $1 billion	0.150%
Over $1 billion	0.125%

The annualized effective administration fee rate for the six month period ended February 28, 2011, was 0.15% of the Fund’s average daily net assets.

23

Columbia Strategic Investor Fund

February 28, 2011 (Unaudited)

In connection with the IMSA approved by the Board of Trustees, effective March 1, 2011, the Fund will pay a reduced monthly administration fee to the Investment Manager based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.060%
$500 million to $1 billion	0.055%
$1 billion to $3 billion	0.050%
$3 billion to $12 billion	0.040%
Over $12 billion	0.030%

Pricing and Bookkeeping Fees

The Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street and the Investment Manager pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Transfer Agent Fee

Columbia Management Investment Services Corp. (the Transfer Agent), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent of the Fund and has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees that vary by class and are based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which are intended to reimburse the Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent receives reimbursement for certain out-of-pocket expenses and may also receive compensation for various shareholder services.

Class I shares do not pay transfer agent fees. For the six month period ended February 28, 2011, the Fund’s annualized effective transfer agent fee rate for each class, with the exception of Class I shares, as a percentage of each class’ average daily net assets was as follows:

Class A	Class B	Class C	Class R	Class W	Class Y	Class Z
0.24%	0.24%	0.24%	0.24%	0.24%	0.00%*	0.24%

*	Rounds to less than 0.01%.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended February 28, 2011, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Investment Distributors, Inc. (the Distributor), an indirect wholly owned subsidiary of Ameriprise Financial, is the distributor of the Fund’s shares. For the six month period ended February 28, 2011, initial sales charges paid by shareholders on the purchase of Class A shares amounted to $4,330 and net CDSC fees paid by shareholders on certain redemptions of Class A, Class B and Class C shares amounted to $335, $8,242 and $798, respectively.

The Fund has adopted shareholder servicing and distribution plans pursuant to Rule 12b-1 under the 1940 Act (the Plans) which require payments based on the average daily net assets of the applicable class of the Fund at the following annual rates:

Distribution Fee
Class A	Class B	Class C	Class R	Class W1
—	0.75%	0.75%	0.50%	0.25%

Service Fee
Class A	Class B	Class C	Class W1
0.25%	0.25%	0.25%	0.25%

[1]

The Fund may pay a distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class W shares.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

24

Columbia Strategic Investor Fund

February 28, 2011 (Unaudited)

Expense Limits and Fee Waivers

Effective September 27, 2010, the Investment Manager has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rates of 1.25%, 2.00%, 2.00%, 0.80%, 1.50%, 1.25%, 1.00%, and 1.00% of the Fund’s average daily net assets attributable to Class A, Class B, Class C, Class I, Class R, Class W, Class Y and Class Z shares, respectively.

Prior to September 27, 2010, the Investment Manager voluntarily reimbursed a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, did not exceed 1.00% annually of the Fund’s average daily net assets.

Effective March 1, 2011, the Investment Manager and certain affiliates have contractually agreed to waive fees or reimburse expenses through December 31, 2012, so that the Fund’s ordinary operating expenses (excluding certain expenses, such as transaction costs and brokerage commissions, interest, taxes, acquired fund fees and expenses, and extraordinary expenses, if any), after giving effect to any balance credits or overdraft charges from the Fund’s custodian, do not exceed the annual rates of 1.26%, 2.01%, 2.01%, 0.83%, 1.51%, 1.26%, 1.01%, and 1.01% of the Fund’s average daily net assets attributable to Class A, Class B, Class C, Class I, Class R, Class W, Class Y and Class Z shares, respectively. This expense arrangement is made pursuant to a fee waiver and expense cap agreement that may be modified or amended only with the approval from all parties to such arrangements, including the Fund and the Investment Manager.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the six month period ended February 28, 2011, these custody credits reduced total expenses by $17 for the Fund.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $276,975,707 and $335,221,712, respectively, for the six month period ended February 28, 2011.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended February 28, 2011, the Fund did not borrow under these arrangements.

25

Columbia Strategic Investor Fund

February 28, 2011 (Unaudited)

Note 7. Federal Tax Information

The tax character of distributions paid during the year ended August 31, 2010 was as follows:

August 31, 2010
Ordinary Income*	$4,557,362

*	For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at February 28, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$226,846,676
Unrealized depreciation	(12,240,948)

Net unrealized appreciation	$214,605,728

The following capital loss carryforwards, determined as of August 31, 2010, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2011	$15,870,696
2017	122,751,575
2018	15,524,758

Total	$154,147,029

Of the remaining capital loss carryforwards attributable to the Fund, $15,870,696 expiring August 31, 2011 remains from the Fund’s merger with Columbia Young Investor Fund. Utilization of capital losses from Columbia Young Investor Fund could be subject to limitations imposed by the Internal Revenue Code.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 8. Significant Risks and Contingencies

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 3 (above), there were no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court

26

Columbia Strategic Investor Fund

February 28, 2011 (Unaudited)

considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

27

Board Consideration and Approval of Advisory Agreements

In September 2010, the Board of Trustees (the “Board”) unanimously approved new Investment Management Services Agreements (the “Advisory Agreements”) on behalf of various Columbia funds that would increase or decrease the contractual investment advisory fee rates payable by each affected Columbia fund (each, an “Affected Fund”) to Columbia Management for investment advisory services. For Columbia Strategic Investor Fund, the Advisory Agreement would, subject to shareholder approval, increase contractual investment advisory fee rates. As detailed below, the Board held numerous meetings and discussions with the management team of Columbia Management and reviewed and considered materials in connection with the approval of the investment advisory fee before determining to approve the Advisory Agreements.

On April 30, 2010, Ameriprise Financial, Inc. acquired the long-term asset management business of Columbia Management Group, LLC, a subsidiary of Bank of America and the parent of the Affected Funds’ former investment adviser. In connection with that acquisition, the Affected Funds entered into investment management services agreements with Columbia Management, a subsidiary of Ameriprise Financial, Inc.

Beginning in April 2010, Columbia Management presented to the Advisory Fees and Expenses Committee (the “Committee”) of the Board a proposal to rationalize the fees and expenses, including the advisory fees, of the various registered investment companies in the combined complex of Columbia-, RiverSource-, Seligman- and Threadneedle-branded funds (the “Columbia Funds Complex”). Because these funds were organized at different times by many different sponsors, their fees and expenses did not reflect a common overall design, and Columbia Management proposed to implement a more consistent schedule of fees for similar funds based on a uniform pricing model across all of the funds. In this regard, Columbia Management presented the Committee with various data comparing current and proposed fee schedules to the fee schedules of peer funds, as selected by an independent third-party data provider. While Columbia Management projected that the proposed rationalization would reduce the overall fees and expenses of all of the funds in the aggregate, it was expected that certain fees and expenses, including advisory fees, would increase for certain funds. At the same time, Columbia Management presented the Committee with proposals to provide for consistent administrative services fee schedules across funds in the same asset class, reduced custody fee rates and a consistent transfer agency fee schedule across the funds, as well as initial proposals to merge various funds. In connection with these proposals, the Committee and the trustees considered a proposal by Columbia Management to contractually limit the total operating expenses (exclusive of brokerage commissions, interest (but including custodial charges relating to overdrafts), taxes and extraordinary expenses, after giving effect to any balance credits from each fund’s custodian) of class A shares of funds, the expenses of which exceed the median expenses of such fund’s class A shares peer group (as determined from time to time, generally annually, by an independent third-party data provider), to such median expenses (or a lower, agreed-upon rate), and to limit the total expenses of such funds’ other classes to a corresponding amount, adjusted to reflect any class-specific expenses (including transfer agency fees and payments under any distribution plan, shareholder servicing plan, and/or plan administration agreement).

The Committee and the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Trust (the “Independent Trustees”) requested and evaluated materials from, and were provided materials and information regarding the Advisory Agreements by, Columbia Management. The Committee, at meetings held on April 20, 2010, May 3, 2010, June 7, 2010, July 27, 2010 and August 10, 2010, and the Independent Trustees, at meetings held on April 20, 2010, May 4, 2010, June 7, 2010 and August 11, 2010, reviewed the materials provided in connection with their consideration of the Advisory Agreements and other matters relating to the proposals and discussed them with representatives of Columbia Management. The Committee and the Independent Trustees also reviewed and considered information that they had previously received in connection with their most recent consideration and approval of the current investment management services agreements with Columbia Management. They also consulted with Fund counsel and with the Independent Trustees’ independent legal counsel, who advised on the legal standards for consideration by the trustees and otherwise assisted the trustees in their deliberations. The trustees also met with, and reviewed and considered a report prepared and provided by, the independent fee consultant (the “Fee Consultant”) appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia Management Advisors, LLC, the Affected Funds’ previous adviser, with the New York Attorney General (“NYAG”) to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the “NYAG Settlement”). Under the NYAG Settlement, the Fee Consultant’s role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms’ length and reasonable. On August 10, 2010, the Committee recommended that the trustees approve the Advisory Agreements. On September 14, 2010, the trustees,

28

including a majority of the Independent Trustees, approved the Advisory Agreement for each Affected Fund, subject to shareholder approval.

The trustees considered all materials that they, their legal counsel or Columbia Management believed reasonably necessary to evaluate and to determine whether to approve the Advisory Agreements. The factors considered by the Committee and the trustees in recommending approval and approving the Advisory Agreement for each Affected Fund included the following:

■	The expected benefits of continuing to retain Columbia Management as the Affected Funds’ investment manager;

■	The terms and conditions of the Advisory Agreements, including the increase or decrease, as applicable, in the advisory fee schedule for each Affected Fund;

■

The impact of the proposed changes in investment advisory fee rates, as well as proposed changes in administrative services, transfer agency and custody fee rates, on each Affected Fund’s total expense ratio;

■	For Columbia Strategic Investor Fund, the reduction in the rates payable under its administrative services agreement;

■

The willingness of Columbia Management to agree to contractually limit or cap total operating expenses for Columbia Strategic Investor Fund so that total operating expenses (exclusive of brokerage commissions, interest (but including custodial charges relating to overdrafts), taxes and extraordinary expenses, after giving effect to any balance credits from each fund’s custodian) of class A shares would not exceed the median expenses of such fund’s class A shares peer group (as determined from time to time, generally annually, by an independent third-party data provider);

■	That Columbia Management, and not any Affected Fund, would bear the costs of obtaining any necessary shareholder approvals of the Advisory Agreements;

■	The expected impact on expenses for certain Affected Funds of proposed mergers; and

■	The expected benefits of further integrating the Combined Fund Complex by:

■

Standardizing total management fees across similar funds in the Combined Fund Complex to promote comparability of pricing among a menu of funds available to investors, including through exchange privileges; and

■

Aligning investment advisory fee rates across funds in the Combined Fund Complex that are in the same investment category (e.g., the amendment would align the investment advisory fee rates of Columbia Large Cap Growth Fund with those of all other actively managed large-cap funds in the Combined Fund Complex).

Nature, Extent and Quality of Services Provided under the Advisory Agreements

The trustees considered the nature, extent and quality of services provided to the Affected Funds by Columbia Management and its affiliates under the Advisory Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Affected Funds by Columbia Management and its affiliates. The trustees considered, among other things, the ability of Columbia Management to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including Columbia Management’s personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the trade execution services provided on behalf of the Affected Funds and the quality of Columbia Management’s investment research capabilities and the other resources that it devotes to each Affected Fund. For each Affected Fund, the trustees also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the nature, extent and quality of the services to be provided to each Affected Fund under the Advisory Agreements supported the approval of the Advisory Agreements.

Investment Performance

The trustees reviewed information about the performance of each Affected Fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each Affected Fund to the performance of peer groups of mutual funds and performance benchmarks. The trustees also reviewed a description of the third party’s methodology for identifying each Fund’s peer group for purposes of performance and expense comparisons. In the case of each Affected Fund whose performance lagged that of a relevant peer group for certain

29

(although not necessarily all) periods, the trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant approval of the Affected Fund’s Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Affected Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Affected Fund’s investment strategy and policies and that the Affected Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Affected Fund’s investment strategy; (iii) that the Affected Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that Columbia Management had taken or was taking steps designed to help improve the Affected Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The trustees noted that, through February 28, 2010, Columbia Strategic Investor Fund’s performance was in the second quintile (where the best performance would be in the first quintile) for the one- and five-year periods and in the first quintile for the three- and ten-year periods of the peer group selected by an independent third-party data provider for the purposes of performance comparisons.

After reviewing those and related factors, the trustees concluded, within the context of their overall conclusions regarding each of the Advisory Agreements, that the performance of each Affected Fund and Columbia Management was sufficient, in light of other considerations, to warrant the approval of the Advisory Agreement pertaining to that Affected Fund.

Investment Advisory Fee Rates and Other Expenses

The trustees considered that the Advisory Agreement for Columbia Strategic Investor Fund would increase the contractual investment advisory fee rates payable by that Fund and would be otherwise identical to that Fund’s current investment management services agreement. In addition, the trustees also considered that, with the proposed fee reductions under the administrative services agreement, the contractual fee rate under both the Advisory Agreement and the proposed administrative services agreement would be lower than the current combined contractual fee rate under those agreements. The trustees also considered that based on its expenses for its most recent fiscal year, adjusted to give effect to the Advisory Agreement and other proposed contractual changes, including the contractual expense limitations described above, Columbia Strategic Investor Fund’s contractual management fees would have been in the third quintile (where the lowest fees and expenses would be in the first quintile) and total net expenses would have been in the third quintile of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the advisory fee rates under the Advisory Agreements and anticipated total expenses of each Affected Fund supported the approval of the Advisory Agreements.

Costs of Services Provided and Profitability

The trustees considered information about the advisory fees charged by Columbia Management to comparable institutional accounts. In considering the fees charged to those accounts, the trustees took into account, among other things, Columbia Management’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia Management, and the additional resources required to manage mutual funds effectively. In evaluating each Affected Fund’s proposed advisory fees, the trustees also took into account the demands, complexity and quality of the investment management of the Affected Fund.

The trustees also considered the compensation directly or indirectly received by Columbia Management and its affiliates in connection with their relationships with the Affected Funds. The trustees reviewed information provided by management as to the projected profitability to Columbia Management and its affiliates of their relationships with each Affected Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant Affected Funds, the current and anticipated expense levels of each Affected Fund, and the implementation of breakpoints and/or expense limitations with respect to each Affected Fund.

After reviewing those and related factors, the trustees concluded, within the context of their overall conclusions, that the proposed changes to the advisory fees, and the related profitability to Columbia Management and its affiliates of their relationships with the Affected Fund, supported the approval of the Advisory Agreement pertaining to that Affected Fund.

30

Economies of Scale

The trustees considered the existence of any economies of scale in the provision by Columbia Management of services to each Affected Fund, to groups of related funds and to Columbia Management’s investment advisory clients as a whole, and whether those economies of scale were shared with the Affected Funds through breakpoints in the proposed investment advisory fees or other means, such as expense limitation arrangements and additional investments by Columbia Management in investment, trading and compliance resources. The trustees noted that all of the Affected Funds were expected to benefit from breakpoints and/or expense limitation arrangements. In considering those issues, the trustees also took note of the costs of the services to be provided (both on an absolute and relative basis) and the projected profitability to Columbia Management and its affiliates of their relationships with the Affected Funds, as discussed above. The trustees also noted the expected expense synergies and other anticipated benefits to Columbia Management and fund shareholders of both the rationalization of fees and expenses and the proposed mergers of certain Affected Funds. After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Affected Funds supported the approval of the Advisory Agreements.

Other Benefits to Columbia Management

The trustees received and considered information regarding any expected “fall-out” or ancillary benefits to be received by Columbia Management and its affiliates as a result of their relationships with the Affected Funds, such as the provision by Columbia Management of administrative services to the Affected Funds and the provision by Columbia Management’s affiliates of distribution and transfer agency services to the Affected Funds, and how the proposed rationalization of fees and expenses might affect such benefits, including the fact that to the extent fees payable by the Affected Funds decrease, and the fees for such Funds were subject to a contractual limit or cap on expenses, Columbia Management may pay less in expense reimbursements. The trustees considered that the Affected Funds’ distributor, an affiliate of Columbia Management, retains a portion of the distribution fees from the Affected Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Affected Funds, and that other affiliates of Columbia Management receive various forms of compensation in connection with their sale of shares of the Affected Funds. The trustees also considered the benefits of research made available to Columbia Management by reason of brokerage commissions generated by the Affected Funds’ securities transactions, and reviewed information about Columbia Management’s practices with respect to allocating portfolio brokerage and the use of “soft” commission dollars to pay for research. The trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The trustees recognized that Columbia Management’s profitability would be somewhat lower without these benefits.

In their deliberations, the trustees did not identify any single item that was paramount or controlling and individual trustees may have attributed different weights to various factors. The trustees also evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Affected Fund.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel and the Fee Consultant, the trustees, including the Independent Trustees, approved each Advisory Agreement.

31

Summary of Management Fee Evaluation by Independent Fee Consultant

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc.

September 21, 2010

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMD”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and, together with some or all of such funds, the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Nations Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Nations Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As has been the case with my previous reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the “Bank”) pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia’s long-term asset management business, including management of the Nations Funds (the “Transaction”). The Transaction, which closed on April 30, 2010,3 resulted in the termination of the existing Investment Management Agreements with CMA. Prior to the closing of the Transaction, the Trustees and shareholders of the Funds approved new Advisory and Administrative Agreements with an Ameriprise subsidiary now called Columbia Management Investment Advisers, LLC (“CMIA”). Those Agreements did not change the rates paid by the Funds from the levels specified in the former agreements with CMA.

CMIA serves as the adviser of funds supervised by three different Boards of Trustees: the Atlantic, Nations, and RiverSource Boards, and a subsidiary of CMIA serves as adviser to funds overseen by a fourth Board, Columbia/Wanger. After reviewing the range of funds overseen by all four Boards, CMIA proposed a series of changes intended, among other things, to rationalize its mutual fund product offerings (by for example proposing to merge funds with similar investment strategies) and the fees charged to the funds by CMIA and its affiliates. These proposals included (1) changes to the advisory fees paid by certain funds, (2) changes to administrative and similar fees paid by certain funds, (3) changes to the transfer agency, subtransfer agency, custody, and pricing/bookkeeping fees paid by the funds, and (4) mergers involving more than 60 funds. CMIA asked the Trustees to consider these proposals together. This report, consistent with and (to the extent applicable) in fulfillment of the terms of the AOD, will focus on changes to advisory and aggregate management fees and discuss other proposals insofar as they affect total fund expenses, which may be a relevant factor in considering the appropriate level of advisory and management fees (defined for purposes of this report as advisory plus administrative fees).

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees … to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the

[1]	CMA and CMD are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. (“Ameriprise”), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report. Unless otherwise stated or required by the context, this report covers only the Nations Funds.

[3]	Tab 1, CMIA, Supplemental Materials Prepared for the Nations Board, June 16, 2010 (“June Supplemental Materials”) at p. 1.

32

proposed management fees is determined by the Board of Trustees … using … an annual independent written evaluation prepared by or under the direction of … the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of the adviser’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.	Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of the adviser and its affiliates from supplying such services.

II. Finding

1.	Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fee changes for each affected Nations Fund (each a “Fee Change Fund”).

2.	In my view, the process by which the proposed management fees of each Fee Change Fund have been negotiated with CMIA thus far has been, to the extent practicable, at arm’s length and reasonable and consistent with the AOD.

3.	CMIA has proposed an increase either in contractual advisory or total management fees for 10 Funds (each a “Fee Increase Fund”). All 10 would have higher advisory fees and lower administrative fees. For three Funds, the increase in proposed contractual advisory fees outweighs the decrease in contractual administrative fees, leading to a proposed increase in contractual management fees. Proposed contractual management fees would decline for six Funds and remain unchanged for one.

4.	The projected actual management fee, computed on the basis of assets as of October 31, 2009, would increase for only one of the 10 Funds, Large Cap Enhanced Core, after application of CMIA’s proposed expense limitation program and consummation of proposed mergers. For eight Funds, actual management fees are projected to decline, reflecting the interaction of changes in contractual management fees, gross expenses, and expense limitations at October 31, 2009 asset levels. No change is projected in the actual management fee of the remaining Fee Increase Fund.

5.	CMIA’s fee rationalization and merger proposals would have little effect on the quintile rankings of the actual management fees of the Fee Increase Funds. The ranking would change for only one Fund, while remaining unchanged from the current level for the other nine Funds. On a post-rationalization, post-merger basis, half the actual management fees would be in the fourth or fifth quintiles.

6.	Half of the Fee Increase Funds have had median or betterthan-median investment performance. None of the Funds would be designated a Review Fund based solely on performance.

7.	CMIA proposed that the Funds (except sub-advised Funds) and most other mutual funds it or its affiliates advise or sponsor (together, the “CMIA Funds”) be subject to an expense limitation calculated by reference to the median of the relevant fund’s Lipper expense group. As a result, all of the Fee Increase Funds are projected to have median or better total expenses after full implementation of the proposed fee changes, expense limitations, and mergers. Some Funds would have higher-than-median actual management fees under this program notwithstanding the newly-established expense limitations. The expense limitation would be recalculated every year based on updated Lipper data. Based upon an analysis of median expenses of Fund peer groups for the 2008-2010 period, it is likely that some Funds would experience sizable changes in their expense limits from year-to-year.

8.

CMIA reviewed the differences between management of retail mutual funds and advising institutional accounts and supplied charts plotting contractual and actual institutional and fund fees against assets in various investment categories. The data showed that mutual fund fees are often lower at small asset levels

33

reflecting CMIA’s reimbursement of fund expenses. At higher asset levels, mutual fund fees typically exceed institutional fees.

9.	CMIA provided fund-by-fund projected profitability data. Due to the significant changes in the operations of the Funds (including the change of the Funds’ investment adviser), historical profitability data was judged to have little relevance.

10.	CMIA provided data comparing the cumulative benefit to CMIA Fund shareholders of all aspects of its proposals (including proposed mergers) with a projection of synergies in the form of decreased expenses that would benefit CMIA and its parent, Ameriprise.

34

Shareholder Meeting Results

Columbia Strategic Investor Fund

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund considered a proposal to approve a proposed amendment to the Investment Management Services Agreement with Columbia Management Investment Advisers, LLC. The proposal was approved at an adjourned meeting held on February 28, 2011 as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
371,351,659	45,870,810	19,864,139	0

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Strategic Investor Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Transfer Agent

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

37

Columbia Strategic Investor Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1385 A (04/11)

Columbia Federal Securities Fund

Semiannual Report for the Period Ended February 28, 2011

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation’s largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe’s largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city’s financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments’ beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy — an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

■

A singular focus on our shareholders. Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

■

First-class research and thought leadership. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

■

A disciplined investment approach. We aren’t distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don’t consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Performance Information – Columbia Federal Securities Fund

Average annual total return as of 02/28/11 (%)

Share class	A		B		C		Z
Inception	03/30/84		06/08/92		08/01/97		01/11/99
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	–0.99	–5.69	–1.35	–6.24	–1.28	–2.26	–0.86
1-year	2.87	–2.01	2.11	–2.89	2.26	1.26	3.13
5-year	4.50	3.49	3.72	3.38	3.88	3.88	4.76
10-year	4.47	3.97	3.70	3.70	3.85	3.85	4.73

The “with sales charge” returns include the maximum initial sales charge of 4.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or expense reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 02/28/11

–0.99% Class A shares (without sales charge)

–1.26% Citigroup Government/Mortgage Index[1]

Net asset value per share

as of 02/28/11 ($)
Class A	10.86
Class B	10.86
Class C	10.86
Class Z	10.86

Distributions declared per share

09/01/10 - 02/28/11 ($)
Class A	0.15
Class B	0.11
Class C	0.12
Class Z	0.16

[1]

The Citigroup Government/Mortgage Index is a combination of the Citigroup U.S. Government Index and the Citigroup Mortgage Index. The Citigroup U.S. Government Index tracks the performance of the Treasury and government-sponsored indices within the U.S. Broad Investment Grade (BIG) Bond Index. The Citigroup Mortgage Index tracks the performance of the mortgage component of the U.S. BIG Bond Index, comprising 30- and 15-year Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) pass-throughs and FNMA and FHLMC balloon mortgages.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

1

Understanding Your Expenses – Columbia Federal Securities Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary firm to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/10 – 02/28/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	990.10	1,020.08	4.69	4.76	0.95
Class B	1,000.00	1,000.00	986.50	1,016.36	8.37	8.50	1.70
Class C	1,000.00	1,000.00	987.20	1,017.11	7.64	7.75	1.55
Class Z	1,000.00	1,000.00	991.40	1,021.32	3.46	3.51	0.70

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

2

Investment Portfolio – Columbia Federal Securities Fund

February 28, 2011 (Unaudited)

Mortgage-Backed Securities – 54.2%

	Par ($)	Value ($)
Federal Home Loan Mortgage Corp.
1.675% 07/01/19 (03/01/11) (a)(b)	5,391	5,499
2.065% 05/01/18 (03/01/11) (a)(b)	11,803	12,056
3.375% 02/01/18 (03/01/11) (a)(b)	11,830	12,370
4.500% 05/01/40	9,057,063	9,263,070
4.500% 07/01/40	4,489,468	4,591,583
5.000% 07/01/39	9,311,606	9,796,622
5.588% 08/01/37 (03/01/11) (a)(b)	2,451,110	2,611,103
5.618% 06/01/37 (03/01/11) (a)(b)	1,905,126	2,025,415
5.711% 06/01/36 (03/01/11) (a)(b)	2,702,686	2,885,604
6.000% 03/01/38	24,170,748	26,291,085
7.000% 08/01/29	6	7
10.500% 01/01/20	20,846	21,018

TBA:
3.500% 12/01/41 (c)	10,000,000	10,014,060
4.000% 12/01/41 (c)	5,000,000	4,921,875
4.500% 12/01/41 (c)	10,300,000	10,488,294

Federal National Mortgage Association
1.924% 06/01/20 (03/01/11) (a)(b)	12,514	12,918
1.926% 07/01/20 (03/01/11) (a)(b)	4,321	4,377
2.145% 08/01/19 (03/01/11) (a)(b)	17,945	18,332
2.181% 03/01/18 (03/01/11) (a)(b)	58,000	58,757
2.250% 11/01/19 (03/01/11) (a)(b)	2,220	2,225
2.318% 12/01/17 (03/01/11) (a)(b)	9,761	9,818
2.520% 06/25/20	2,397,856	2,379,884
2.574% 08/01/36 (03/01/11) (a)(b)	12,287	12,445
2.625% 06/01/19 (03/01/11) (a)(b)	10,612	10,739
2.962% 07/01/27 (03/01/11) (a)(b)	12,525	12,663
3.380% 10/01/14	2,459,147	2,552,202
4.000% 12/01/40	9,510,136	9,411,850
4.420% 10/01/19	4,342,328	4,482,969
4.430% 10/01/19	4,921,295	5,082,659
4.500% 06/01/25	13,527,297	14,250,016
4.500% 09/01/40	6,183,330	6,329,770
4.500% 12/01/40	13,509,208	13,786,932
4.570% 01/01/20	1,109,713	1,153,240
4.600% 01/01/20	1,823,820	1,897,908
5.000% 11/01/17	11,467,937	12,296,891
5.000% 04/01/35	2,453,044	2,590,206
5.000% 06/01/35	10,086,403	10,650,386
5.000% 06/01/40	11,927,026	12,502,610
5.000% 08/01/40	5,179,951	5,429,930
5.030% 05/01/24	3,545,000	3,625,023
5.197% 12/01/31 (03/01/11) (a)(b)	31,664	33,578
5.497% 10/01/37 (03/01/11) (a)(b)	842,501	898,555
5.500% 09/01/35	11,315,056	12,228,090
5.500% 07/01/36	5,172,272	5,571,853
6.000% 09/01/36 (i)	6,718,744	7,386,869

	Par ($)	Value ($)
6.500% 04/01/11	51	51
6.500% 09/01/25	9,935	11,248
6.500% 11/01/25	86,822	98,298
6.500% 05/01/26	97,290	110,150
6.500% 09/01/28	7,070	8,009
6.500% 12/01/28	12,069	13,672
6.500% 01/01/29	80,794	91,521
6.500% 06/01/29	58,786	66,591
6.500% 10/01/37	4,619,667	5,201,250
6.565% 07/01/16	4,318,955	4,726,217
7.000% 10/01/12	2,389	2,498
7.000% 08/01/23	58,538	66,689
7.000% 10/01/23	21,259	24,220
7.000% 11/01/23	25,078	28,571
7.000% 02/01/27	4,344	4,996
7.500% 11/01/11	49	49
7.500% 01/01/17	20,711	23,463
7.500% 02/01/18	6,450	7,381
8.000% 03/01/13	437	468
8.000% 11/01/15	640	646

TBA:
5.500% 12/01/41 (c)	16,500,000	17,634,375
6.000% 12/01/41 (c)	17,670,000	19,199,551
6.500% 12/01/41 (c)	6,000,000	6,697,500

Government National Mortgage Association
2.625% 08/20/22 (03/01/11) (a)(b)	3,135	3,252
3.375% 05/20/22 (03/01/11) (a)(b)	18,890	19,669
3.375% 06/20/23 (03/01/11) (a)(b)	12,574	13,092
8.000% 11/15/14	4,790	5,223

TBA:
4.000% 12/01/41 (c)	5,000,000	5,002,345
4.500% 12/15/41 (c)	1,650,000	1,703,368

Total Mortgage-Backed Securities (cost of $276,620,541)		278,387,719

Government & Agency Obligations – 35.3%

U.S. Government Agencies – 5.4%
Federal Home Loan Bank
5.375% 03/11/16	8,130,000	9,210,875
5.375% 06/10/16	8,830,000	10,054,253

Federal National Mortgage Association
1.625% 10/26/15 (d)	8,633,000	8,394,876

Small Business Administration
8.200% 10/01/11	10,753	10,924
8.250% 11/01/11	36,999	37,783
9.150% 07/01/11	1,302	1,332

U.S. Government Agencies Total		27,710,043

See Accompanying Notes to Financial Statements.

3

Columbia Federal Securities Fund

February 28, 2011 (Unaudited)

Government & Agency Obligations (continued)

	Par ($)	Value ($)
U.S. Government Obligations –29.9%
U.S. Treasury Bonds
4.500% 02/15/36 (d)	12,045,000	12,204,970

U.S. Treasury Notes
1.250% 09/30/15 (d)	22,000,000	21,324,534
1.375% 03/15/12	50,306,000	50,856,247
1.750% 07/31/15	480,000	477,677
2.125% 05/31/15 (d)	18,000,000	18,254,520
2.625% 04/30/16	6,747,000	6,885,631
2.625% 08/15/20 (d)	12,160,000	11,430,400
2.750% 02/15/19 (d)	9,928,000	9,732,537
3.125% 09/30/13	7,775,000	8,208,091
3.625% 02/15/20 (d)	7,000,000	7,208,908

U.S. Treasury STRIPS
P.O.,
11/15/21 (d)(e)	10,000,000	6,664,930

U.S. Government Obligations Total		153,248,445

Total Government & Agency Obligations (cost of $181,271,673)		180,958,488

Collateralized Mortgage Obligations – 15.5%

Agency – 4.0%
Federal Home Loan Mortgage Corp.
I.O.:
5.834% 02/15/35 (03/15/11) (a)(b)(f)	6,659,513	835,802
6.434% 03/15/35 (03/15/11) (a)(b)(f)	3,813,103	455,370

Federal National Mortgage Association
I.O.:
1.767% 04/25/34 (03/01/11) (a)(b)(f)	4,550,601	194,295
2.132% 08/25/34 (03/01/11) (a)(b)(f)	8,141,395	307,286
5.739% 06/25/33 (03/25/11) (a)(b)(f)	8,385,200	979,810
5.739% 05/25/34 (03/25/11) (a)(b)(f)	9,295,085	1,211,295
6.000% 04/25/37 (f)	8,959,752	1,853,034
6.439% 04/25/35 (03/25/11) (a)(b)(f)	898,150	141,677
6.439% 07/25/35 (03/25/11) (a)(b)(f)	4,542,289	709,494
6.889% 07/25/36 (03/25/11) (a)(b)(f)	5,329,024	928,664
7.000% 02/25/39 (f)	7,927,928	1,702,546
7.130% 12/15/32 (03/15/11) (a)(b)(f)	20,072,756	3,806,750

	Par ($)	Value ($)
7.289% 02/25/38 (03/25/11) (a)(b)(f)	821,330	155,653
7.339% 01/25/33 (03/25/11) (a)(b)(f)	5,464,351	735,912
7.989% 02/25/31 (03/25/11) (a)(b)(f)	3,783,459	712,126

Government National Mortgage Association
I.O.:
4.000% 09/16/34 (f)	22,522,619	3,075,128
4.000% 08/20/36 (f)	8,596,394	1,406,077
6.335% 01/16/34 (03/16/11) (a)(b)(f)	2,620,823	347,111
7.385% 12/16/25 (03/16/11) (a)(b)(f)	5,064,341	811,184

Vendee Mortgage Trust
I.O.:
0.294% 03/15/29 (03/01/11) (a)(b)(f)	5,033,132	56,434
0.432% 03/15/28 (03/01/11) (a)(b)(f)	4,013,757	67,462

Agency Total		20,493,110

Non-Agency – 11.5%
ASG Resecuritization Trust
3.500% 07/28/37 (g)	3,382,102	3,390,558

Banc of America Funding Corp.
5.500% 02/25/35	1,522,027	1,524,646

BCAP LLC Trust
4.000% 07/26/37 (03/01/11) (a)(b)(g)	3,651,520	3,678,361
5.250% 04/26/37 (03/01/11) (a)(b)(g)	1,242,942	1,259,747

Cendant Mortgage Corp.
4.827% 11/25/18 (03/01/11) (a)(b)	3,281,617	3,350,902

Citigroup Mortgage Loan Trust, Inc.
0.342% 01/25/37 (03/25/11) (a)(b)(g)	5,927,815	5,879,706
2.624% 10/25/33 (03/01/11) (a)(b)(g)	1,445,000	1,170,450
2.763% 09/25/35 (03/01/11) (a)(b)(g)	5,600,980	1,743,305
2.924% 02/25/37 (03/01/11) (a)(b)(g)	710,201	319,590
4.750% 05/25/35 (g)	3,268,189	3,335,850
5.415% 09/25/34 (03/01/11) (a)(b)(g)	2,188,968	985,036
8.355% 12/25/35 (03/01/11) (a)(b)(g)	2,000,000	2,015,000

Countrywide Home Loan Mortgage Pass Through Trust
5.750% 01/25/33	2,476,915	2,560,743

Credit Suisse Mortgage Capital Certificates
2.885% 09/26/34 (03/01/11) (a)(b)(g)	2,500,000	1,261,509
5.000% 02/27/37 (03/01/11) (a)(b)(g)	2,121,432	2,127,518
5.000% 04/27/37 (03/01/11) (a)(b)(g)	1,136,809	1,154,487

Deutsche Mortgage Securities, Inc.
0.391% 04/26/37 (03/28/11) (a)(b)(g)	984,801	970,874
5.500% 04/25/33	1,160,134	1,169,069

GSR Mortgage Loan Trust
4.587% 05/25/34 (03/01/11) (a)(b)	811,758	810,747

See Accompanying Notes to Financial Statements.

4

Columbia Federal Securities Fund

February 28, 2011 (Unaudited)

Collateralized Mortgage Obligations (continued)

	Par ($)	Value ($)
Non-Agency (continued)
Jefferies & Co., Inc.
5.500% 10/26/35 (g)	2,736,303	2,674,736

JPMorgan Reremic
2.833% 09/26/35 (03/01/11) (a)(b)(g)	1,968,299	1,339,865

MASTR Asset Securitization Trust
5.250% 12/25/33	308,447	309,400

Prime Mortgage Trust
6.878% 02/25/34 (a)	3,865,789	4,204,045

RBSSP Resecuritization Trust
5.500% 10/26/35 (g)	2,358,188	2,407,459
5.917% 03/25/36 (03/01/11) (a)(b)(g)	4,198,345	4,237,574

Tryon Mortgage Funding, Inc.
7.500% 02/20/27	16,713	14,356

Wells Fargo Mortgage Backed Securities Trust
4.739% 06/25/34 (03/01/11) (a)(b)	2,309,429	2,348,336
4.751% 07/25/34 (03/01/11) (a)(b)	247,688	247,720
4.879% 09/25/34 (03/01/11) (a)(b)	2,441,367	2,509,391

Non-Agency Total		59,000,980
Total Collateralized Mortgage Obligations (cost of $77,537,875)		79,494,090

Commercial Mortgage-Backed Securities – 3.2%
Bear Stearns Commercial Mortgage Securities
4.933% 02/13/42 (03/01/11) (a)(b)	1,260,000	1,343,223

Citigroup Commercial Mortgage Trust
4.733% 10/15/41	765,000	811,702

GMAC Commercial Mortgage Securities, Inc.
5.471% 05/10/40 (03/01/11) (a)(b)	815,000	876,123

LB-UBS Commercial Mortgage Trust
5.124% 11/15/32 (03/11/11) (a)(b)	715,000	762,540

Merrill Lynch Mortgage Investors, Inc.
I.O.,
0.560% 12/15/30 (03/01/11) (a)(b)(f)	2,349,506	28,801

Morgan Stanley Capital I
4.970% 12/15/41	2,660,000	2,833,324

Morgan Stanley Reremic Trust
5.804% 08/12/45 (03/01/11) (a)(b)(g)	8,800,000	9,576,087

Wachovia Bank Commercial Mortgage Trust
5.203% 10/15/44 (03/01/11) (a)(b)	265,000	286,453

Total Commercial Mortgage-Backed Securities (cost of $15,421,399)		16,518,253

Asset-Backed Securities – 2.2%

	Par ($)	Value ($)
Entergy Gulf States Reconstruction Funding LLC
5.510% 10/01/13	214,221	222,748

GSAMP Trust
0.372% 06/25/36 (03/25/11) (a)(b)	28,366	28,290

Home Equity Asset Trust
0.542% 11/25/35 (03/25/11) (a)(b)	3,809,584	3,746,905

Massachusetts RRB Special Purpose Trust WMECO-1
6.530% 06/01/15	47,518	50,669

Morgan Stanley ABS Capital I
0.462% 12/25/35 (03/25/11) (a)(b)	618,201	594,465
0.752% 07/25/35 (03/25/11) (a)(b)	2,111,583	2,092,722

Novastar Home Equity Loan
0.372% 06/25/36 (03/25/11) (a)(b)	1,350,415	1,343,261

Sierra Receivables Funding Co.
3.840% 11/20/25 (g)	1,676,850	1,674,782

Small Business Administration
7.600% 01/01/12	14,968	15,337
8.650% 11/01/14	93,213	95,534
8.850% 08/01/11	888	917

Triad Auto Receivables Owner Trust
5.310% 05/13/13	1,582,653	1,596,974

Total Asset-Backed Securities (cost of $11,457,455)		11,462,604

Securities Lending Collateral – 13.3%
	Shares
State Street Navigator Securities Lending Prime Portfolio (7 day yield of 0.293%) (h)	68,043,309	68,043,309

Total Securities Lending Collateral (cost of $68,043,309)		68,043,309

See Accompanying Notes to Financial Statements.

5

Columbia Federal Securities Fund

February 28, 2011 (Unaudited)

Short-Term Obligation – 2.3%

	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/28/11, due 03/01/11 at 0.090%, collateralized by a U.S. Government Agency obligation maturing 04/15/14, market value $11,866,906 (repurchase proceeds $11,632,029)	11,632,000	11,632,000

Total Short-Term Obligation (cost of $11,632,000)		11,632,000

Total Investments – 126.0% (cost of $641,984,252) (j)		646,496,463

Obligation to Return Collateral for Securities Loaned – (13.3)%		(68,043,309)

Other Assets & Liabilities, Net – (12.7)%		(65,154,947)

Net Assets – 100.0%		513,298,207

Securities Sold Short – (2.0)%

Government & Agency Obligation – (2.0)%
Federal Home Loan Mortgage Corp.
TBA,
6.000% 03/10/41	(9,500,000)	(10,320,117)

Government & Agency Obligation Total		(10,320,117)

Total Securities Sold Short (cost of $10,242,188)		(10,320,117)

Notes to Investment Portfolio:

(a)	The interest rate shown on floating rate or variable rate securities reflects the rate at February 28, 2011.

(b)	Parenthetical date represents the effective maturity date for the security.

(c)	Security purchased on a delayed delivery basis.

(d)	All or a portion of this security was on loan at February 28, 2011. The total market value of securities on loan at February 28, 2011 is $66,875,204.

(e)	Principal Only.

(f)	Accrued interest accumulates in the value of this security and is payable at redemption.

(g)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2011, these securities, which are not illiquid, amounted to $51,202,494, which represents 10.0% of net assets.

(h)	Investment made with cash collateral received from securities lending activity.

(i)	All or a portion of this security has been pledged as collateral for open futures contracts.

(j)	Cost for federal income tax purposes is $641,984,252.

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

See Accompanying Notes to Financial Statements.

6

Columbia Federal Securities Fund

February 28, 2011 (Unaudited)

The following table is a summary of the inputs used to value the Fund’s investments as of February 28, 2011:

Description	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Mortgage-Backed Securities	$—	$278,387,719	$—	$278,387,719

Government & Agency Obligations
U.S. Government Agencies	—	27,710,043	—	27,710,043
U.S. Government Obligations	146,583,515	6,664,930	—	153,248,445

Total Government & Agency Obligations	146,583,515	34,374,973	—	180,958,488

Total Collateralized Mortgage Obligations	—	79,494,090	—	79,494,090

Total Commercial Mortgage-Backed Securities	—	16,518,253	—	16,518,253

Total Asset-Backed Securities	—	11,462,604	—	11,462,604

Total Securities Lending Collateral	68,043,309	—	—	68,043,309

Total Short-Term Obligation	—	11,632,000	—	11,632,000

Total Investments	214,626,824	431,869,639	—	646,496,463

Total Securities Sold Short	—	(10,320,117)	—	(10,320,117)

Unrealized Appreciation on Futures Contracts	83,280	—	—	83,280

Unrealized Depreciation on Futures Contracts	(4,805)	—	—	(4,805)

Total	$214,705,299	$421,549,522	$—	$636,254,821

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

At February 28, 2011, the Fund held the following open long futures contracts:

Risk Exposure/ Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
Interest Rate Risk
10-Year U.S. Treasury Notes	263	$31,309,328	$31,246,263	Jun-2011	$63,065
30-Year U.S. Treasury Notes	40	4,813,750	4,793,535	Jun-2011	20,215

					$83,280

At February 28, 2011, the Fund held the following open short futures contracts:

Risk Exposure/ Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
Interest Rate Risk
5-Year U.S. Treasury Notes	13	$1,520,188	$1,515,383	Jun-2011	$(4,805)

For the six months ended February 28, 2011, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at August 31, 2010	120	$51,275
Options written	2,488	1,341,883
Options terminated in closing purchase transactions	(385)	(156,501)
Options exercised	—	—
Options expired	(2,223)	(1,236,657)

Options outstanding at February 28, 2011	—	$—

At February 28, 2011, the asset allocation of the Fund is as follows:

Asset Allocation	% of Net Assets
Mortgage-Backed Securities	54.2
Government & Agency Obligations	35.3
Collateralized Mortgage Obligations	15.5
Commercial Mortgage-Backed Securities	3.2
Asset-Backed Securities	2.2

110.4
Securities Lending Collateral	13.3
Short-Term Obligation	2.3
Obligation to Return Collateral for Securities Loaned	(13.3)
Other Assets & Liabilities, Net	(12.7)

100.0

Acronym	Name
I.O.	Interest Only
P.O.	Principal Only
STRIPS	Separate Trading of Registered Interest and Principal of
Securities
TBA	To Be Announced

See Accompanying Notes to Financial Statements.

7

Statement of Assets and Liabilities – Columbia Federal Securities Fund

February 28, 2011 (Unaudited)

		($)
Assets	Investments, at cost	641,984,252

	Investments at value (including securities on loan of $66,875,204)	646,496,463
	Cash	78,298
	Receivable for:
	Investments sold	29,130,912
	Fund shares sold	190,192
	Interest	3,130,521
	Securities lending income	3,952
	Futures variation margin	33,828
	Expense reimbursement due from Investment Manager	35,890
	Trustees’ deferred compensation plan	109,404
	Prepaid expenses	196

	Total Assets	679,209,656

Liabilities	Collateral on securities loaned	68,043,309
	Securities sold short, at value (proceeds $10,242,188)	10,320,117
	Payable for:
	Investments purchased on delayed delivery basis	85,273,522
	Fund shares repurchased	1,064,195
	Distributions	489,914
	Investment advisory fee	208,752
	Pricing and bookkeeping fees	14,731
	Transfer agent fee	134,983
	Trustees’ fees	32,459
	Custody fee	34,258
	Distribution and service fees	97,813
	Chief compliance officer expenses	230
	Trustees’ deferred compensation plan	109,404
	Interest payable for short sales	14,250
	Other liabilities	73,512

	Total Liabilities	165,911,449

	Net Assets	513,298,207

Net Assets Consist of	Paid-in capital	517,874,731
	Overdistributed net investment income	(1,923,709)
	Accumulated net realized loss	(7,165,572)
	Net unrealized appreciation (depreciation) on:
	Investments	4,512,211
	Short sales	(77,929)
	Futures contracts	78,475

	Net Assets	513,298,207

See Accompanying Notes to Financial Statements.

8

Statement of Assets and Liabilities (continued) – Columbia Federal Securities Fund

February 28, 2011 (Unaudited)

Class A	Net assets	$443,862,710
	Shares outstanding	40,873,800
	Net asset value per share	$10.86	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($10.86/.09525)	$11.40	(b)

Class B	Net assets	$7,930,238
	Shares outstanding	730,274
	Net asset value and offering price per share	$10.86	(a)

Class C	Net assets	$8,968,121
	Shares outstanding	825,837
	Net asset value and offering price per share	$10.86	(a)

Class Z	Net assets	$52,537,138
	Shares outstanding	4,837,946
	Net asset value, offering and redemption price per share	$10.86

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

9

Statement of Operations – Columbia Federal Securities Fund

For the Six Months Ended February 28, 2011 (Unaudited)

		($)
Investment Income	Interest	8,562,897
	Securities lending income	55,971

	Total Investment Income	8,618,868

Expenses	Investment advisory fee	1,420,597
	Distribution fee:
	Class B	37,564
	Class C	39,562
	Service fee:
	Class A	576,578
	Class B	12,521
	Class C	13,205
	Pricing and bookkeeping fees	70,368
	Transfer agent fee	282,384
	Trustees’ fees	23,092
	Custody fee	46,324
	Chief compliance officer expenses	691
	Other expenses	175,874

	Total Expenses	2,698,760

	Fees waived or expenses reimbursed by Investment Manager	(127,295)
	Fees waived by distributor – Class C	(7,870)
	Expense reductions	(207)

	Net Expenses	2,563,388

	Net Investment Income	6,055,480

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Put Option Contracts and Short Sales	Net realized gain (loss) on:
	Investments	(422,429)
	Futures contracts	(1,841,712)
	Written put option contracts	1,355,041

	Net realized loss	(909,100)

	Net change in unrealized appreciation (depreciation) on:
	Investments	(10,758,601)
	Futures contracts	(119,534)
	Written put option contracts	(4,400)
	Short sales	(53,672)

	Net change in unrealized appreciation (depreciation)	(10,936,207)

	Net Loss	(11,845,307)

	Net Decrease Resulting from Operations	(5,789,827)

See Accompanying Notes to Financial Statements.

10

Statement of Changes in Net Assets – Columbia Federal Securities Fund

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended February 28, 2011 ($)	Year Ended August 31, 2010 ($)
Operations	Net investment income	6,055,480	13,050,047
	Net realized gain (loss) on investments, futures contracts and written put option contracts	(909,100)	17,734,364
	Net change in unrealized appreciation (depreciation) on investments, futures contracts, written put option contracts and short sales	(10,936,207)	5,934,900

	Net increase (decrease) resulting from operations	(5,789,827)	36,719,311

Distributions to Shareholders	From net investment income:
	Class A	(6,387,025)	(12,445,957)
	Class B	(98,911)	(342,382)
	Class C	(113,519)	(237,818)
	Class Z	(881,681)	(1,928,869)

	Total distributions to shareholders	(7,481,136)	(14,955,026)

	Net Capital Stock Transactions	(47,274,497)	(77,136,938)
	Increase from regulatory settlements	3,608	86,467

	Total decrease in net assets	(60,541,852)	(55,286,186)

Net Assets	Beginning of period	573,840,059	629,126,245
	End of period	513,298,207	573,840,059
	Overdistributed net investment income at end of period	(1,923,709)	(498,053)

See Accompanying Notes to Financial Statements.

11

Statement of Changes in Net Assets (continued) – Columbia Federal Securities Fund

	Capital Stock Activity
	(Unaudited) Six Months Ended February 28, 2011		Year Ended August 31, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	507,811	5,573,105	1,711,781	18,563,421
Distributions reinvested	399,038	4,380,854	828,086	8,984,503
Redemptions	(3,701,180)	(40,583,548)	(7,018,040)	(76,000,707)

Net decrease	(2,794,331)	(30,629,589)	(4,478,173)	(48,452,783)

Class B
Subscriptions	12,139	133,743	85,796	930,941
Distributions reinvested	3,976	43,669	22,602	244,732
Redemptions	(403,863)	(4,431,244)	(1,429,173)	(15,466,578)

Net decrease	(387,748)	(4,253,832)	(1,320,775)	(14,290,905)

Class C
Subscriptions	56,713	626,953	204,657	2,226,897
Distributions reinvested	5,220	57,307	11,709	126,967
Redemptions	(269,654)	(2,951,623)	(508,449)	(5,497,597)

Net decrease	(207,721)	(2,267,363)	(292,083)	(3,143,733)

Class Z
Subscriptions	207,471	2,285,038	1,067,627	11,553,097
Distributions reinvested	18,092	198,646	35,229	382,416
Redemptions	(1,151,738)	(12,607,397)	(2,137,976)	(23,185,030)

Net decrease	(926,175)	(10,123,713)	(1,035,120)	(11,249,517)

See Accompanying Notes to Financial Statements.

12

Financial Highlights – Columbia Federal Securities Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class A Shares	2011		2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$11.12		$10.72		$10.47		$10.30	$10.38		$10.73

Income from Investment Operations:
Net investment income (a)	0.12		0.24		0.36		0.46	0.46		0.44
Net realized and unrealized gain (loss) on investments, futures contracts, written options and short sales	(0.23)		0.43		0.26		0.17	(0.08)		(0.32)

Total from investment operations	(0.11)		0.67		0.62		0.63	0.38		0.12

Less Distributions to Shareholders:
From net investment income	(0.15)		(0.27)		(0.37)		(0.46)	(0.46)		(0.46)
From return of capital	—		—		—		—	—	(b)	(0.01)

Total distributions to shareholders	(0.15)		(0.27)		(0.37)		(0.46)	(0.46)		(0.47)

Increase from regulatory settlements	—	(b)	—	(b)	—	(b)	—	—		—

Net Asset Value, End of Period	$10.86		$11.12		$10.72		$10.47	$10.30		$10.38
Total return (c)	(0.99	)%(d)(e)	6.34	%(e)	6.04	%(e)	6.18%	3.73	%(e)	1.07	%(e)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	0.95	%(g)	0.95%		0.96%		0.98%	0.95%		0.97%
Interest expense	—		—	%(h)	—	%(h)	—	—		—
Net expenses (f)	0.95	%(g)	0.95%		0.96%		0.98%	0.95%		0.97%
Waiver/Reimbursement	0.05	%(g)	0.06%		0.02%		—	0.02%		0.01%
Net investment income (f)	2.24	%(g)	2.19%		3.39%		4.33%	4.43%		4.24%
Portfolio turnover rate (i)	227	%(d)	194%		253%		135%	121%		92%
Net assets, end of period (000s)	$443,863		$485,782		$515,928		$549,203	$589,124		$665,283

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)	Not annualized.

(e)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	The benefits derived from expense reductions had an impact of less than 0.01% except for August 31, 2007 which had a 0.01% impact.

(g)	Annualized.

(h)	Rounds to less than 0.01%.

(i)	Portfolio turnover excludes dollar roll transactions.

See Accompanying Notes to Financial Statements.

13

Financial Highlights – Columbia Federal Securities Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class B Shares	2011		2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$11.12		$10.72		$10.47		$10.30	$10.38		$10.73

Income from Investment Operations:
Net investment income (a)	0.08		0.16		0.28		0.38	0.38		0.36
Net realized and unrealized gain (loss) on investments, futures contracts, written options and short sales	(0.23)		0.43		0.26		0.17	(0.08)		(0.32)

Total from investment operations	(0.15)		0.59		0.54		0.55	0.30		0.04

Less Distributions to Shareholders:
From net investment income	(0.11)		(0.19)		(0.29)		(0.38)	(0.38)		(0.38)
From return of capital	—		—		—		—	—	(b)	(0.01)

Total distributions to shareholders	(0.11)		(0.19)		(0.29)		(0.38)	(0.38)		(0.39)

Increase from regulatory settlements	—	(b)	—	(b)	—	(b)	—	—		—

Net Asset Value, End of Period	$10.86		$11.12		$10.72		$10.47	$10.30		$10.38
Total return (c)	(1.35	)%(d)(e)	5.56	%(e)	5.25	%(e)	5.39%	2.96	%(e)	0.32	%(e)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.70	%(g)	1.70%		1.71%		1.73%	1.70%		1.72%
Interest expense	—		—	%(h)	—	%(h)	—	—		—
Net expenses (f)	1.70	%(g)	1.70%		1.71%		1.73%	1.70%		1.72%
Waiver/Reimbursement	0.05	%(g)	0.06%		0.02%		—	0.02%		0.01%
Net investment income (f)	1.45	%(g)	1.51%		2.67%		3.59%	3.68%		3.49%
Portfolio turnover rate (i)	227	%(d)	194%		253%		135%	121%		92%
Net assets, end of period (000s)	$7,930		$12,437		$26,134		$34,716	$44,345		$65,896

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Not annualized.

(e)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	The benefits derived from expense reductions had an impact of less than 0.01% except for August 31, 2007 which had a 0.01% impact.

(g)	Annualized.

(h)	Rounds to less than 0.01%.

(i)	Portfolio turnover excludes dollar roll transactions.

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia Federal Securities Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class C Shares	2011		2010		2009		2008	2007	2006
Net Asset Value, Beginning of Period	$11.12		$10.72		$10.47		$10.30	$10.38	$10.73

Income from Investment Operations:
Net investment income (a)	0.09		0.17		0.29		0.39	0.40	0.38
Net realized and unrealized gain (loss) on investments, futures contracts, written options and short sales	(0.23)		0.44		0.27		0.18	(0.08)	(0.33)

Total from investment operations	(0.14)		0.61		0.56		0.57	0.32	0.05

Less Distributions to Shareholders:
From net investment income	(0.12)		(0.21)		(0.31)		(0.40)	(0.40)	(0.39)
From return of capital	—		—		—		—	— (b)	(0.01)

Total distributions to shareholders	(0.12)		(0.21)		(0.31)		(0.40)	(0.40)	(0.40)

Increase from regulatory settlements	—	(b)	—	(b)	—	(b)	—	—	—

Net Asset Value, End of Period	$10.86		$11.12		$10.72		$10.47	$10.30	$10.38
Total return (c)(d)	(1.28	)%(e)	5.71%		5.40%		5.54%	3.11%	0.47%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.55	%(g)	1.55%		1.56%		1.58%	1.55%	1.57%
Interest expense	—		—	%(h)	—	%(h)	—	—	—
Net expenses (f)	1.55	%(g)	1.55%		1.56%		1.58%	1.55%	1.57%
Waiver/Reimbursement	0.20	%(g)	0.21%		0.17%		0.15%	0.17%	0.16%
Net investment income (f)	1.62	%(g)	1.61%		2.76%		3.73%	3.83%	3.65%
Portfolio turnover rate (i)	227	%(e)	194%		253%		135%	121%	92%
Net assets, end of period (000s)	$8,968		$11,498		$14,205		$8,865	$7,051	$8,231

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01% except for August 31, 2007 which had a 0.01% impact.

(g)	Annualized.

(h)	Rounds to less than 0.01%.

(i)	Portfolio turnover excludes dollar roll transactions.

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Federal Securities Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class Z Shares	2011		2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$11.12		$10.72		$10.47		$10.30	$10.38		$10.73

Income from Investment Operations:
Net investment income (a)	0.14		0.26		0.39		0.48	0.48		0.46
Net realized and unrealized gain (loss) on investments, futures contracts, written options and short sales	(0.24)		0.44		0.26		0.18	(0.07)		(0.32)

Total from investment operations	(0.10)		0.70		0.65		0.66	0.41		0.14

Less Distributions to Shareholders:
From net investment income	(0.16)		(0.30)		(0.40)		(0.49)	(0.49)		(0.48)
From return of capital	—		—		—		—	—	(b)	(0.01)

Total distributions to shareholders	(0.16)		(0.30)		(0.40)		(0.49)	(0.49)		(0.49)

Increase from regulatory settlements	—	(b)	—	(b)	—	(b)	—	—		—

Net Asset Value, End of Period	$10.86		$11.12		$10.72		$10.47	$10.30		$10.38
Total return (c)	(0.86	)%(d)(e)	6.61	%(e)	6.31	%(e)	6.45%	3.99	%(e)	1.33	%(e)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	0.70	%(g)	0.70%		0.71%		0.73%	0.70%		0.72%
Interest expense	—		—	%(h)	—	%(h)	—	—		—
Net expenses (f)	0.70	%(g)	0.70%		0.71%		0.73%	0.70%		0.72%
Waiver/Reimbursement	0.05	%(g)	0.06%		0.02%		—	0.02%		0.01%
Net investment income (f)	2.48	%(g)	2.44%		3.63%		4.58%	4.68%		4.51%
Portfolio turnover rate (i)	227	%(d)	194%		253%		135%	121%		92%
Net assets, end of period (000s)	$52,537		$64,123		$72,860		$70,493	$104,504		$109,187

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Not annualized.

(e)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	The benefits derived from expense reductions had an impact of less than 0.01% except for August 31, 2007 which had an impact of 0.01%.

(g)	Annualized.

(h)	Rounds to less than 0.01%.

(i)	Portfolio turnover excludes dollar roll transactions.

See Accompanying Notes to Financial Statements.

16

Notes to Financial Statements – Columbia Federal Securities Fund

February 28, 2011 (Unaudited)

Note 1. Organization

Columbia Federal Securities Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks total return, consisting of current income and capital appreciation.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class B, Class C and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of other certain other funds within the Columbia Family of Funds. Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires the Investment Manager to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Asset-backed and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed and mortgage-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Written options are valued at the last reported sale price, or in the absence of a sale, at the last quoted ask price.

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Columbia Federal Securities Fund

February 28, 2011 (Unaudited)

Investments for which market quotations are not readily available, or that have quotations which the Investment Manager believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, the Investment Manager may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Derivative Instruments

The Fund may use derivative instruments including futures contracts and options in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks, among others:

Interest Rate Risk: Interest rate risk relates to the fluctuation in value of fixed income securities because of the inverse relationship of price and yield. Fixed income securities generally will decline in value upon an increase in general interest rates and their value generally will increase upon a decline in general interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

The following notes provide more detailed information about each derivative type held by the Fund:

Futures Contracts: The Fund entered into interest rate futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark.

The use of futures contracts involves certain risks, which include, among others: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by the Fund’s Investment Manager.

Upon entering into a futures contract, the Fund identifies within its portfolio of investments cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

During the six month period ended February 28, 2011, the Fund entered into 316 futures contracts.

Options — The Fund had written put options on futures contracts to its underlying instruments. Written put options become more valuable as the price of the underlying instruments appreciates relative to the strike price.

Writing put options tends to increase the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund identifies within its portfolio of investments cash or liquid portfolio securities equal to the amount of the written options contract commitment.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are

18

Columbia Federal Securities Fund

February 28, 2011 (Unaudited)

exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If the Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

During the six month period ended February 28, 2011, the Fund did not enter into any written options contracts.

Effects of Derivative Transactions in the Financial Statements

The following table is a summary of the value of the Fund’s derivative instruments as of February 28, 2011.

Fair Value of Derivative Instruments
Statement of Assets and Liabilities
Asset	Fair Value	Liability	Fair Value
Futures Variation Margin	$33,828*	Futures Variation Margin	$ —

*	Includes only the current day’s variation margin.

The effect of derivative instruments on the Fund’s the Statement of Operations for the six month period ended February 28, 2011:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Futures Contracts	Interest Rate	$(1,841,712)	$(119,534)
Written Options	Equity Risk	1,355,041	(4,400)
Purchased Options	Equity Risk	(905,906)	—

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the investment advisor’s ability to predict interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued”

19

Columbia Federal Securities Fund

February 28, 2011 (Unaudited)

basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Stripped Securities

The Fund may invest in Interest Only (IO) and Principal Only (PO) stripped mortgage-backed securities. These securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an IO security, therefore, the daily interest accrual factor is adjusted each month to reflect the paydown of principal. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Short Sales

The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. The Fund can purchase the same security at the current market price and deliver it to the broker to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security. The fee is recorded as interest expense in the Statement of Operations and a short position is reported as a liability at fair value in the Statement of Asset and Liabilities. The Fund will record a gain if the security declines in value, and will realize a loss if the security appreciates. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale. As the Fund intends to use the cash proceeds from the short sales to invest in additional long securities, the Fund’s use of short sales in effect “leverages” the Fund. Leveraging potentially exposes the Fund to greater risks due to unanticipated market movements, which may magnify losses and increase volatility of returns. There is no assurance that a leveraging strategy will be successful. There is also the risk that the broker may fail to honor its contract terms, causing a loss to the Fund.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis and includes accretion of discounts, amortization of premiums and paydown gains and losses. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or

20

Columbia Federal Securities Fund

February 28, 2011 (Unaudited)

taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Services Fee

Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is the investment manager of the Fund, and determines which securities will be purchased, held or sold. The management fee is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.53%
$500 million to $1 billion	0.48%
$1 billion to $1.5 billion	0.45%
$1.5 billion to $3 billion	0.42%
$3 billion to $6 billion	0.41%
Over $6 billion	0.40%

The annualized effective management fee rate for the six month period ended February 28, 2011 was 0.53% of the Fund’s average daily net assets.

Administration Fee

The Investment Manager provides administrative and other services to the Fund under an Administrative Services Agreement (Administrative Agreement), including services related to Fund expenses, the requirements of the Sarbanes-Oxley Act of 2002, and oversight of the accounting and financial reporting services provided by State Street Bank and Trust Company (State Street), as discussed in the Pricing and Bookkeeping Fees note below. The Investment Manager does not receive a fee for its services under the Administrative Agreement.

Pricing and Bookkeeping Fees

The Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street and the Investment Manager pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Transfer Agent Fee

Columbia Management Investment Services Corp. (the Transfer Agent), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent of the Fund and has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which are intended to reimburse the Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent receives reimbursement for certain out-of-pocket expenses and may also receive compensation for various shareholder services.

21

Columbia Federal Securities Fund

February 28, 2011 (Unaudited)

For the six month period ended February 28, 2011, the Fund’s effective transfer agent fee rate for each class was 0.11% of the Fund’s average daily net assets.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended February 28, 2011, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Investment Distributors, Inc. (the Distributor), an indirect wholly owned subsidiary of Ameriprise Financial, is the distributor of the Fund’s shares. For the six month period ended February 28, 2011, initial sales charges paid by shareholders on the purchase of Class A shares amounted to $3,009 and net CDSC fees paid by shareholders on certain redemptions of Class A, Class B and Class C shares amounted to $29, $3,257 and $303, respectively.

The Fund has adopted shareholder servicing and distribution plans pursuant to Rule 12b-1 under the 1940 Act (the Plans) which require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the combined distribution and service fee will not exceed 0.85% annually of the average daily net assets attributable to the Class C shares. This agreement may be modified or terminated by the Distributor at any time.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Expense Limits and Fee Waivers

The Investment Manager has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 0.70% annually of the Fund’s average daily net assets. This arrangement may be modified or terminated by the Investment Manager at any time.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

As a result of a fund merger, the Fund assumed the liabilities of the deferred compensation plan of the acquired fund, which are included in “Trustees’ fee” on the Statement of Assets and Liabilities. The deferred compensation plan may be terminated at any time. Any payments to plan participants are paid solely out of the Fund’s assets.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the six month period ended February 28, 2011, these custody credits reduced total expenses by $207 for the Fund.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $1,383,988,610 and $1,503,493,606, respectively, for the six month period ended February 28, 2011, of which $469,333,386 and $552,319,138, respectively, were U.S. Government securities.

22

Columbia Federal Securities Fund

February 28, 2011 (Unaudited)

Note 6. Regulatory Settlements

During the six month period ended February 28, 2011, and the year ended August 31, 2010, the Fund received payments totaling $3,608 and $86,467, respectively, resulting from certain regulatory settlements in which the Fund had participated during the respective periods. The payments have been included in “Increase from regulatory settlements” in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended February 28, 2011, the Fund did not borrow under these arrangements.

Note 9. Federal Tax Information

The tax character of distributions paid during the year ended August 31, 2010 was as follows:

Ordinary Income*	$14,955,026

*	For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at February 28, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$9,959,669
Unrealized depreciation	(5,447,458)

Net unrealized appreciation	$4,512,211

The following capital loss carryforwards, determined as of August 31, 2010, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2015	$5,900,089

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

23

Columbia Federal Securities Fund

February 28, 2011 (Unaudited)

Note 10. Significant Risks and Contingencies

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market’s assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

At a Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund approved a proposal to reorganize the Fund into Columbia U.S. Government Mortgage Fund (formerly known as RiverSource U.S. Government Mortgage Fund). The reorganization is expected to occur on or about April 8, 2011.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011 plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was

24

Columbia Federal Securities Fund

February 28, 2011 (Unaudited)

censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

25

Shareholder Meeting Results

Columbia Federal Securities Fund

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund considered a proposal to approve an Agreement and Plan of Reorganization pursuant to which the Fund will transfer its assets to Columbia U.S. Government Mortgage Fund (the “Buying Fund”) in exchange for shares of the Buying Fund and the assumption by the Buying Fund of all of the liabilities of the Fund (the “Reorganization”). The proposal was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
284,660,202	13,258,144	12,599,390	0

The Reorganization was effective on April 11, 2011.

26

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28

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Federal Securities Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Transfer Agent

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

29

Columbia Federal Securities Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1375 A (4/11)

Columbia Greater China Fund

Semiannual Report for the Period Ended February 28, 2011

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation’s largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe’s largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city’s financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments’ beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy — an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

■

A singular focus on our shareholders. Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

■

First-class research and thought leadership. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

■

A disciplined investment approach. We aren’t distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don’t consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Performance Information – Columbia Greater China Fund

Average annual total return as of 02/28/11 (%)

Share class	A		B		C		Z
Inception	05/16/97		05/16/97		05/16/97		05/16/97
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	12.23	5.78	11.83	6.83	11.83	10.83	12.38
1-year	19.59	12.72	18.73	13.73	18.73	17.73	19.90
5-year	16.14	14.77	15.28	15.05	15.28	15.28	16.44
10-year	13.27	12.60	12.43	12.43	12.42	12.42	13.85

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 02/28/11

+12.23% Class A shares (without sales charge)

+7.27% MSCI China Index (Net)[1]

+8.96% Hang Seng Index[2]

Net asset value per share

as of 02/28/11 ($)
Class A	56.12
Class B	53.92
Class C	54.68
Class Z	58.60

Distributions declared per share

09/01/10 – 02/28/11 ($)
Class A	1.53
Class B	1.36
Class C	1.36
Class Z	1.65

[1]

The Morgan Stanley Capital International (MSCI) China Index (Net) is designed to broadly and fairly represent the full diversity of business activities in China. This index aims to capture 85% of the free float adjusted market capitalization in each industry group.

[2]	The Hang Seng Stock Index tracks the performance of approximately 70% of the total market capitalization of the Stock Exchange of Hong Kong.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

1

Understanding Your Expenses – Columbia Greater China Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary firm to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/10 – 02/28/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,122.30	1,017.01	8.26	7.85	1.57
Class B	1,000.00	1,000.00	1,118.30	1,013.29	12.19	11.58	2.32
Class C	1,000.00	1,000.00	1,118.30	1,013.29	12.19	11.58	2.32
Class Z	1,000.00	1,000.00	1,123.80	1,018.25	6.95	6.61	1.32

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

2

Investment Portfolio – Columbia Greater China Fund

February 28, 2011 (Unaudited)

Common Stocks – 99.4%

	Shares	Value ($)
Consumer Discretionary – 13.1%
Automobiles – 1.1%
Great Wall Motor Co., Ltd., Class H	1,703,000	2,664,348

Automobiles Total		2,664,348

Distributors – 1.6%
Li & Fung Ltd.	607,600	3,696,752

Distributors Total		3,696,752

Diversified Consumer Services – 0.6%
New Oriental Education & Technology Group, ADR (a)	15,047	1,453,691

Diversified Consumer Services Total		1,453,691

Hotels, Restaurants & Leisure – 2.3%
7 Days Group Holdings Ltd., ADR (a)	139,991	2,647,230
Ctrip.com International Ltd., ADR (a)	71,199	2,760,385

Hotels, Restaurants & Leisure Total		5,407,615

Internet & Catalog Retail – 0.2%
E-Commerce China Dangdang, Inc., ADR (a)	18,587	473,039

Internet & Catalog Retail Total		473,039

Multiline Retail – 2.5%
Golden Eagle Retail Group Ltd.	1,974,000	4,495,823
Intime Department Store Group Co., Ltd.	977,000	1,340,606

Multiline Retail Total		5,836,429

Specialty Retail – 2.5%
Belle International Holdings Ltd.	2,829,000	4,951,281
SA SA International Holdings Ltd.	1,752,000	886,361

Specialty Retail Total		5,837,642

Textiles, Apparel & Luxury Goods – 2.3%
China Lilang Ltd.	1,904,444	2,403,911
Trinity Ltd.	3,394,598	3,045,133

Textiles, Apparel & Luxury Goods Total		5,449,044

Consumer Discretionary Total		30,818,560

Consumer Staples – 3.4%
Food Products – 3.4%
Shenguan Holdings Group Ltd.	2,152,000	2,667,298
Tingyi Cayman Islands Holding Corp.	928,000	2,096,448
Want Want China Holdings Ltd.	4,219,000	3,170,106

Food Products Total		7,933,852

Consumer Staples Total		7,933,852

	Shares	Value ($)
Energy – 19.3%
Oil, Gas & Consumable Fuels – 19.3%
China Shenhua Energy Co., Ltd., Class H	1,711,500	7,136,073
CNOOC Ltd.	8,836,500	20,152,538
PetroChina Co., Ltd., Class H	8,032,000	10,960,458
Yanzhou Coal Mining Co., Ltd., Class H	2,404,000	7,222,146

Oil, Gas & Consumable Fuels Total		45,471,215

Energy Total		45,471,215

Financials – 30.3%
Commercial Banks – 18.4%
Bank of China Ltd., Class H	19,584,000	10,333,824
China Construction Bank Corp., Class H	9,034,340	7,926,350
China Merchants Bank Co., Ltd., Class H	3,502,090	8,438,546
Industrial & Commercial Bank of China, Class H	21,704,000	16,721,505

Commercial Banks Total		43,420,225

Insurance – 8.3%
China Life Insurance Co., Ltd., Class H	3,465,000	13,206,907
Ping An Insurance Group Co. of China, Ltd., Class H	601,500	6,207,491

Insurance Total		19,414,398

Real Estate Management & Development – 3.6%
China Overseas Land & Investment Ltd.	968,320	1,618,530
China Vanke Co., Ltd., Class B	4,437,110	5,197,387
Guangzhou R&F Properties Co., Ltd., Class H	1,305,200	1,753,936

Real Estate Management & Development Total		8,569,853

Financials Total		71,404,476

Health Care – 1.9%
Health Care Equipment & Supplies – 0.2%
Microport Scientific Corp. (a)	750,000	522,721

Health Care Equipment & Supplies Total		522,721

Health Care Providers & Services – 0.8%
Sinopharm Group Co., Class H	500,030	1,829,012

Health Care Providers & Services Total		1,829,012

See Accompanying Notes to Financial Statements.

3

Columbia Greater China Fund

February 28, 2011 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Health Care (continued)
Pharmaceuticals – 0.9%
China Medical System Holdings Ltd. (a)	780,000	687,752
China Shineway Pharmaceutical Group Ltd.	472,000	1,360,031

Pharmaceuticals Total		2,047,783

Health Care Total		4,399,516

Industrials – 7.7%
Electrical Equipment – 2.5%
Harbin Electric, Inc. (a)	99,652	1,891,395
Zhuzhou CSR Times Electric Co., Ltd., Class H	1,201,000	4,006,944

Electrical Equipment Total		5,898,339

Industrial Conglomerates – 0.5%
Chongqing Machinery & Electric Co., Ltd., Class H	3,858,964	1,241,213

Industrial Conglomerates Total		1,241,213

Machinery – 2.2%
CSR Corp., Ltd, Class H	1,944,707	2,169,773
Sany Heavy Equipment International Holdings Co., Ltd.	2,166,620	3,006,169

Machinery Total		5,175,942

Transportation Infrastructure – 2.5%
China Merchants Holdings International Co., Ltd.	668,000	2,834,806
Sichuan Expressway Co., Ltd., Class H	4,866,000	3,073,487

Transportation Infrastructure Total		5,908,293

Industrials Total		18,223,787

Information Technology – 15.7%
Communications Equipment – 3.0%
O-Net Communications Group Ltd. (a)	9,354,000	7,040,209

Communications Equipment Total		7,040,209

Electronic Equipment, Instruments & Components – 0.5%
China High Precision Automation Group Ltd.	1,478,000	1,143,173

Electronic Equipment, Instruments & Components Total		1,143,173

	Shares	Value ($)
Internet Software & Services – 7.8%
Baidu, Inc., ADR (a)	44,000	5,331,040
Sina Corp. (a)	29,104	2,376,924
Tencent Holdings Ltd.	405,300	10,819,264

Internet Software & Services Total		18,527,228

IT Services – 0.7%
iSoftstone Holdings Ltd., ADR (a)	98,522	1,764,529

IT Services Total		1,764,529

Software – 3.7%
AutoNavi Holdings Ltd., ADR (a)	77,643	1,234,524
Kingdee International Software Group Co., Ltd.	6,794,000	4,109,997
VanceInfo Technologies, Inc., ADR (a)	100,181	3,326,009

Software Total		8,670,530

Information Technology Total		37,145,669

Materials – 1.3%
Chemicals – 1.3%
Huabao International Holdings Ltd.	2,435,000	3,082,169

Chemicals Total		3,082,169

Materials Total		3,082,169

Telecommunication Services – 3.8%
Wireless Telecommunication Services – 3.8%
China Mobile Ltd.	948,000	8,928,880

Wireless Telecommunication Services Total		8,928,880

Telecommunication Services Total		8,928,880

Utilities – 2.9%
Gas Utilities – 2.9%
ENN Energy Holdings Ltd.	2,272,000	6,742,848

Gas Utilities Total		6,742,848

Utilities Total		6,742,848

Total Common Stocks (cost of $118,893,829)		234,150,972

See Accompanying Notes to Financial Statements.

4

Columbia Greater China Fund

February 28, 2011 (Unaudited)

Short-Term Obligation – 0.9%

	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/28/11, due 03/01/11 at 0.080%, collateralized by a U.S. Treasury obligation maturing 02/28/18, market value $2,238,750 (repurchase proceeds $2,194,005)	2,194,000	2,194,000

Total Short-Term Obligation (cost of $2,194,000)		2,194,000

Total Investments – 100.3% (cost of $121,087,829) (b)		236,344,972

Other Assets & Liabilities, Net – (0.3)%		(664,783)

Net Assets – 100.0%		235,680,189

Notes to Investment Portfolio:

(a) Non-income producing security.

(b) Cost for federal income tax purposes is $121,087,829.

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of February 28, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$7,334,345	$23,484,215	$—	$30,818,560
Consumer Staples	—	7,933,852	—	7,933,852
Energy	—	45,471,215	—	45,471,215
Financials	—	71,404,476	—	71,404,476
Health Care	—	4,399,516	—	4,399,516
Industrials	1,891,395	16,332,392	—	18,223,787
Information Technology	14,033,026	23,112,643	—	37,145,669
Materials	—	3,082,169	—	3,082,169
Telecommunication Services	—	8,928,880	—	8,928,880
Utilities	—	6,742,848	—	6,742,848

Total Common Stocks	23,258,766	210,892,206	—	234,150,972

Total Short-Term Obligation	—	2,194,000	—	2,194,000

Total Investments	$23,258,766	$213,086,206	$—	$236,344,972

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through its correlation to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the premium or discount at purchase.

See Accompanying Notes to Financial Statements.

5

Columbia Greater China Fund

February 28, 2011 (Unaudited)

The following table reconciles asset balances for the six month period ended February 28, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of August 31, 2010	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3	Transfers (out of) Level 3	Balance as of February 28, 2011
Common Stocks Financials	$4,918,710	$—	$1,288,781	$—	$—	$—	$(6,207,491)	$—

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized depreciation attributable to securities owned at February 28, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $1,288,781. This amount is included in net change in unrealized appreciation (depreciation) on the Statement of Changes in Net Assets.

Financial Assets were transferred from Level 3 to Level 2 due to management’s determination that reliable and observable market data was now available to, and utilized by, pricing services for the valuation of this security.

The following table shows transfers between Level 2 and Level 3 of the fair value hierarchy during the six month period ended February 28, 2011.

Transfers In		Transfers Out
Level 2	Level 3	Level 2	Level 3
$4,918,710	$—	$—	$4,918,710

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

At February 28, 2011, the Fund held investments in the following sectors:

Sector	% of Net Assets
Financials	30.3
Energy	19.3
Information Technology	15.7
Consumer Discretionary	13.1
Industrials	7.7
Telecommunication Services	3.8
Consumer Staples	3.4
Utilities	2.9
Health Care	1.9
Materials	1.3

99.4
Short-Term Obligation	0.9
Other Assets & Liabilities, Net	(0.3)

100.0

The Fund was invested in the following countries at February 28, 2011:

Summary of Securities by Country	Value	% of Total Investments
China	$226,522,726	95.8
Hong Kong	7,628,246	3.3
United States*	2,194,000	0.9

	$236,344,972	100.0

* Includes short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

6

Statement of Assets and Liabilities – Columbia Greater China Fund

February 28, 2011 (Unaudited)

		($)
Assets	Investments, at cost	121,087,829

	Investments, at value	236,344,972
	Cash	264
	Foreign currency (cost of $101,282)	101,661
	Receivable for:
	Fund shares sold	52,700
	Interest	5
	Trustees’ deferred compensation plan	29,320
	Prepaid expenses	420

	Total Assets	236,529,342

Liabilities	Payable for:
	Fund shares repurchased	392,928
	Investment advisory fee	173,304
	Pricing and bookkeeping fees	5,326
	Transfer agent fee	96,881
	Trustees’ fees	3,589
	Custody fee	46,318
	Distribution and service fees	67,409
	Chief compliance officer expenses	144
	Interest expense	445
	Trustees’ deferred compensation plan	29,320
	Other liabilities	33,489

	Total Liabilities	849,153

	Net Assets	235,680,189

Net Assets Consist of	Paid-in capital	117,013,339
	Overdistributed net investment income	(1,253,648)
	Accumulated net realized gain	4,662,996
	Net unrealized appreciation (depreciation) on:
	Investments	115,257,143
	Foreign currency translations	359

	Net Assets	235,680,189

Class A	Net assets	$126,344,274
	Shares outstanding	2,251,203
	Net asset value per share	$56.12	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($56.12/0.9425)	$59.54	(b)

Class B	Net assets	$16,968,922
	Shares outstanding	314,724
	Net asset value and offering price per share	$53.92	(a)

Class C	Net assets	$38,250,176
	Shares outstanding	699,555
	Net asset value and offering price per share	$54.68	(a)

Class Z	Net assets	$54,116,817
	Shares outstanding	923,486
	Net asset value and offering price per share	$58.60	(a)

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

7

Statement of Operations – Columbia Greater China Fund

For the Six Months Ended February 28, 2011 (Unaudited)

		($)
Investment Income	Dividends	979,052
	Interest	1,387
	Foreign taxes withheld	(73,672)

	Total Investment Income	906,767

Expenses	Investment advisory fee	1,190,602
	Distribution fee:
	Class B	67,656
	Class C	150,340
	Service fee:
	Class A	165,537
	Class B	22,552
	Class C	50,113
	Transfer agent fee	196,469
	Pricing and bookkeeping fees	41,357
	Trustees’ fees	12,958
	Custody fee	104,137
	Chief compliance officer expenses	500
	Other expenses	104,423

	Expenses before interest expense	2,106,644
	Interest expense	1,000

	Total Expenses	2,107,644
	Expense reductions	— (a)

	Net Investment Loss	(1,200,877)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Net realized gain on:
	Investments	8,084,250
	Foreign currency transactions	26,917

	Net realized gain	8,111,167

	Net change in unrealized appreciation (depreciation) on:
	Investments	20,626,369
	Foreign currency translations	417

	Net change in unrealized appreciation (depreciation)	20,626,786

	Net Gain	28,737,953

	Net Increase Resulting from Operations	27,537,076

(a)	Rounds to less than $1.

See Accompanying Notes to Financial Statements.

8

Statement of Changes in Net Assets – Columbia Greater China Fund

February 28, 2011 (Unaudited)

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended February 28, 2011 ($)	Year Ended August 31, 2010 ($)
Operations	Net investment income (loss)	(1,200,877)	488,391
	Net realized gain on investments and foreign currency transactions	8,111,167	17,978,077
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	20,626,786	15,712,707

	Net increase resulting from operations	27,537,076	34,179,175

Distributions to Shareholders	From net investment income:
	Class A	(381,020)	(609,676)
	Class Z	(279,079)	(320,778)
	From net realized gains:
	Class A	(3,144,373)	—
	Class B	(437,718)	—
	Class C	(969,899)	—
	Class Z	(1,308,109)	—

	Total distributions to shareholders	(6,520,198)	(930,454)

	Net Capital Stock Transactions	(10,316,722)	(32,242,287)
	Increase from regulatory settlements	—	148,533
	Redemption fees	—	36,720

	Total increase in net assets	10,700,156	1,191,687

Net Assets	Beginning of period	224,980,033	223,788,346
	End of period	235,680,189	224,980,033
	Undistributed (overdistributed) net investment income at end of period	(1,253,648)	607,328

See Accompanying Notes to Financial Statements.

9

Statement of Changes in Net Assets (continued) – Columbia Greater China Fund

February 28, 2011 (Unaudited)

	Capital Stock Activity
	(Unaudited) Six Months Ended February 28, 2011		Year Ended August 31, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	305,083	17,530,955	533,966	26,896,211
Distributions reinvested	49,959	2,829,702	10,370	519,513
Redemptions	(380,013)	(21,791,161)	(1,029,040)	(50,967,024)

Net decrease	(24,971)	(1,430,504)	(484,704)	(23,551,300)

Class B
Subscriptions	4,295	242,528	17,982	856,074
Distributions reinvested	5,200	283,388	—	—
Redemptions	(33,074)	(1,840,095)	(96,183)	(4,609,765)

Net decrease	(23,579)	(1,314,179)	(78,201)	(3,753,691)

Class C
Subscriptions	54,893	3,154,970	133,863	6,585,620
Distributions reinvested	11,900	657,586	—	—
Redemptions	(93,270)	(5,228,365)	(247,265)	(11,964,448)

Net decrease	(26,477)	(1,415,809)	(113,402)	(5,378,828)

Class Z
Subscriptions	181,559	11,003,281	335,054	17,582,788
Distributions reinvested	15,179	897,229	3,627	189,365
Redemptions	(299,833)	(18,056,740)	(335,284)	(17,330,621)

Net increase (decrease)	(103,095)	(6,156,230)	3,397	441,532

See Accompanying Notes to Financial Statements.

10

Financial Highlights – Columbia Greater China Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class A Shares	2011		2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$51.35		$44.30		$46.54		$58.78		$31.90		$24.68

Income from Investment Operations:
Net investment income (loss) (a)	(0.24	)(b)	0.17		0.34		0.22		0.26		0.26
Net realized and unrealized gain (loss) on investments and foreign currency	6.54		7.06		(2.08)		(12.02)		26.86		7.41

Total from investment operations	6.30		7.23		(1.74)		(11.80)		27.12		7.67

Less Distributions to Shareholders:
From net investment income	(0.17)		(0.22)		—		(0.46)		(0.24)		(0.45)
From net realized gains	(1.36)		—		(0.54)		(0.03)		—		—

Total distributions to shareholders	(1.53)		(0.22)		(0.54)		(0.49)		(0.24)		(0.45)

Increase from regulatory settlements	—		0.03		0.02		—		—		—

Redemption Fees:
Redemption fees added to paid-in-capital	—		0.01	(a)	0.02	(a)	0.05	(a)	—	(a)(c)	—	(a)(c)

Net Asset Value, End of Period	$56.12		$51.35		$44.30		$46.54		$58.78		$31.90
Total return (d)	12.23	%(e)	16.42%		(3.30)%		(20.24)%		85.39%		31.55	%(f)(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.57	%(i)	1.62%		1.69%		1.55%		1.59%		1.73%
Interest expense	—	%(i)(j)	—	%(j)	—	%(j)	—	%(j)	—	%(j)	—
Net expenses (h)	1.57	%(i)	1.62%		1.69%		1.55%		1.59%		1.73%
Waiver/Reimbursement	—		—		—		—		—		0.01%
Net investment income (loss) (h)	(0.85	)%(i)	0.33%		0.96%		0.37%		0.61%		0.93%
Portfolio turnover rate	8	%(e)	23%		39%		16%		36%		32%
Net assets, end of period (000s)	$126,344		$116,870		$122,314		$154,413		$179,902		$84,492

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)	Not annualized.

(f)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.03% and $0.01, respectively.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

11

Financial Highlights – Columbia Greater China Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class B Shares	2011		2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$49.42		$42.77		$45.29		$57.29		$31.14		$24.11

Income from Investment Operations:
Net investment income (loss) (a)	(0.44	)(b)	(0.20)		0.07		(0.23)		(0.06)		0.05
Net realized and unrealized gain (loss) on investments and foreign currency	6.30		6.81		(2.09)		(11.73)		26.22		7.25

Total from investment operations	5.86		6.61		(2.02)		(11.96)		26.16		7.30

Less Distributions to Shareholders:
From net investment income	—		—		—		(0.06)		(0.01)		(0.27)
From net realized gains	(1.36)		—		(0.54)		(0.03)		—		—

Total distributions to shareholders	(1.36)		—		(0.54)		(0.09)		(0.01)		(0.27)

Increase from regulatory settlements	—		0.03		0.02		—		—		—

Redemption Fees:
Redemption fees added to paid-in-capital	—		0.01	(a)	0.02	(a)	0.05	(a)	—	(a)(c)	—	(a)(c)

Net Asset Value, End of Period	$53.92		$49.42		$42.77		$45.29		$57.29		$31.14
Total return (d)	11.83	%(e)	15.55%		(4.02)%		(20.83)%		84.01%		30.57	%(f)(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	2.32	%(i)	2.37%		2.44%		2.30%		2.34%		2.48%
Interest expense	—	%(i)(j)	—	%(j)	—	%(j)	—	%(j)	—	%(j)	—
Net expenses (h)	2.32	%(i)	2.37%		2.44%		2.30%		2.34%		2.48%
Waiver/Reimbursement	—		—		—		—		—		0.01%
Net investment income (loss) (h)	(1.58	)%(i)	(0.42)%		0.21%		(0.40)%		(0.14)%		0.19%
Portfolio turnover rate	8	%(e)	23%		39%		16%		36%		32%
Net assets, end of period (000s)	$16,969		$16,718		$17,813		$21,880		$33,502		$17,176

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)	Not annualized.

(f)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.03% and $0.01, respectively.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

12

Financial Highlights – Columbia Greater China Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class C Shares	2011		2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$50.10		$43.36		$45.89		$58.05		$31.56		$24.43

Income from Investment Operations:
Net investment income (loss) (a)	(0.45	)(b)	(0.21)		0.09		(0.22)		(0.07)		0.05
Net realized and unrealized gain (loss) on investments and foreign currency	6.39		6.91		(2.12)		(11.90)		26.57		7.35

Total from investment operations	5.94		6.70		(2.03)		(12.12)		26.50		7.40

Less Distributions to Shareholders:
From net investment income	—		—		—		(0.06)		(0.01)		(0.27)
From net realized gains	(1.36)		—		(0.54)		(0.03)		—		—

Total distributions to shareholders	(1.36)		—		(0.54)		(0.09)		(0.01)		(0.27)

Increase from regulatory settlements	—		0.03		0.02		—		—		—

Redemption Fees:
Redemption fees added to paid-in-capital	—		0.01	(a)	0.02	(a)	0.05	(a)	—	(a)(c)	—	(a)(c)

Net Asset Value, End of Period	$54.68		$50.10		$43.36		$45.89		$58.05		$31.56
Total return (d)	11.83	%(e)	15.54%		(3.99)%		(20.84)%		83.97%		30.58	%(f)(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	2.32	%(i)	2.37%		2.44%		2.30%		2.34%		2.48%
Interest expense	—	%(i)(j)	—	%(j)	—	%(j)	—	%(j)	—	%(j)	—
Net expenses (h)	2.32	%(i)	2.37%		2.44%		2.30%		2.34%		2.48%
Waiver/Reimbursement	—		—		—		—		—		0.01%
Net investment income (loss) (h)	(1.60	)%(i)	(0.43)%		0.24%		(0.38)%		(0.17)%		0.20%
Portfolio turnover rate	8	%(e)	23%		39%		16%		36%		32%
Net assets, end of period (000s)	$38,250		$36,371		$36,395		$39,620		$51,938		$22,229

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)	Not annualized.

(f)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.03% and $0.01, respectively.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

13

Financial Highlights – Columbia Greater China Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 28,		Year Ended August 31,
Class Z Shares	2011		2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$53.60		$46.20		$48.38		$61.05		$33.10		$25.59

Income from Investment Operations:
Net investment income (loss) (a)	(0.18	)(b)	0.30		0.44		0.38		0.37		0.37
Net realized and unrealized gain (loss) on investments and foreign currency	6.83		7.37		(2.12)		(12.47)		27.90		7.65

Total from investment operations	6.65		7.67		(1.68)		(12.09)		28.27		8.02

Less Distributions to Shareholders:
From net investment income	(0.29)		(0.31)		—		(0.60)		(0.32)		(0.51)
From net realized gains	(1.36)		—		(0.54)		(0.03)		—		—

Total distributions to shareholders	(1.65)		(0.31)		(0.54)		(0.63)		(0.32)		(0.51)

Increase from regulatory settlements	—		0.03		0.02		—		—		—

Redemption Fees:
Redemption fees added to paid-in-capital	—		0.01	(a)	0.02	(a)	0.05	(a)	—	(a)(c)	—	(a)(c)

Net Asset Value, End of Period	$58.60		$53.60		$46.20		$48.38		$61.05		$33.10
Total return (d)	12.38	%(e)	16.71%		(3.05)%		(20.04)%		85.88%		31.86	%(f)(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.32	%(i)	1.37%		1.44%		1.30%		1.34%		1.48%
Interest expense	—	%(i)(j)	—	%(j)	—	%(j)	—	%(j)	—	%(j)	—
Net expenses (h)	1.32	%(i)	1.37%		1.44%		1.30%		1.34%		1.48%
Waiver/Reimbursement	—		—		—		—		—		0.01%
Net investment income (loss) (h)	(0.58	)%(i)	0.58%		1.17%		0.62%		0.82%		1.25%
Portfolio turnover rate	8	%(e)	23%		39%		16%		36%		32%
Net assets, end of period (000s)	$54,117		$55,021		$47,266		$43,170		$52,903		$19,821

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Not annualized.

(f)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.03% and $0.01, respectively.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

14

Notes to Financial Statements – Columbia Greater China Fund

February 28, 2011 (Unaudited)

Note 1. Organization

Columbia Greater China Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class B, Class C and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of other certain other funds within the Columbia Family of Funds. Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires the Investment Manager to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which the Investment Manager believes are not reliable, are valued at fair value as determined in good faith under

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February 28, 2011 (Unaudited)

consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, the Investment Manager may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

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Columbia Greater China Fund

February 28, 2011 (Unaudited)

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Services Fee

Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is the investment manager of the Fund, and determines which securities will be purchased, held or sold. The management fee is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.95%
$1 billion to $1.5 billion	0.87%
$1.5 billion to $3 billion	0.82%
$3 billion to $6 billion	0.77%
Over $6 billion	0.72%

The annualized effective management fee rate for the six month period ended February 28, 2011 was 0.95% of the Fund’s average daily net assets.

Administration Fee

The Investment Manager provides administrative and other services to the Fund under an Administrative Services Agreement (Administrative Agreement), including services related to Fund expenses, the requirements of the Sarbanes-Oxley Act of 2002, and oversight of the accounting and financial reporting services provided by State Street Bank and Trust Company (State Street), as discussed in the Pricing and Bookkeeping Fees note below. The Investment Manager does not receive a fee for its services under the Administrative Agreement.

Pricing and Bookkeeping Fees

The Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street and the Investment Manager pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Transfer Agent Fee

Columbia Management Investment Services Corp. (the Transfer Agent), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent of the Fund and has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which are intended to reimburse the Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent receives reimbursement for certain out-of-pocket expenses and may also receive compensation for various shareholder services.

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Columbia Greater China Fund

February 28, 2011 (Unaudited)

For the six month period ended February 28, 2011, the Fund’s effective transfer agent fee rate for each class was 0.16% of the Fund’s average daily net assets.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended February 28, 2011, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Investment Distributors, Inc. (the Distributor), an indirect wholly owned subsidiary of Ameriprise Financial, is the distributor of the Fund’s shares. For the six month period ended February 28, 2011, initial sales charges paid by shareholders on the purchase of Class A shares amounted to $13,551 and net CDSC fees paid by shareholders on certain redemptions of Class A, Class B and Class C shares amounted to $30, $9,356 and $2,055, respectively.

The Fund has adopted shareholder servicing and distribution plans pursuant to Rule 12b-1 under the 1940 Act (the Plans) which require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Expense Limits and Fee Waivers

The Investment Manager has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 1.40% annually of the Fund’s average daily net assets. This arrangement may be modified or terminated by the Investment Manager at any time.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the six month period ended February 28, 2011, these custody credits reduced total expenses by less than $1 for the Fund.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $18,669,988 and $37,550,482, respectively, for the six month period ended February 28, 2011.

Note 6. Regulatory Settlements

During the year ended August 31, 2010, the Fund received payments totaling $148,533 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in “Increase from regulatory settlements” in the Statement of Changes in Net Assets.

Note 7. Redemption Fees

Effective March 1, 2010, the Fund no longer assesses a 2.00% redemption fee on the proceeds from Fund shares that are redeemed within 60 days of purchase. The redemption fee was designed to offset brokerage commissions and other costs associated with short term trading of fund shares. The redemption fees, which were

18

Columbia Greater China Fund

February 28, 2011 (Unaudited)

retained by the Fund, were accounted for as an addition to paid-in capital and were allocated to each class based on the relative net assets at the time of the redemption.

Note 8. Shareholder Concentration

As of February 28, 2011, one shareholder account owned 14.8% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended February 28, 2011, the average daily loan balance outstanding on days where borrowing existed was $1,861,538 at a weighted average interest rate of 1.49%

Note 10. Federal Tax Information

The tax character of distributions paid during the year ended August 31, 2010 was as follows:

August 31, 2010
Ordinary Income*	$930,454

*	For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at February 28, 2011, based on cost of investments for federal income tax purposes and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, were:

Unrealized appreciation	$116,124,923
Unrealized depreciation	(867,780)

Net unrealized appreciation	$115,257,143

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 11. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer companies than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

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Columbia Greater China Fund

February 28, 2011 (Unaudited)

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Geographic Concentration Risk

Because the Fund’s investments are concentrated in the Greater China region, events within the region will have a greater effect on the Fund than if the Fund were more geographically diversified. In addition, events in any one country within the region may impact the other countries or the region as a whole. Markets in the region can experience significant volatility due to social, regulatory and political uncertainties.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange

20

Columbia Greater China Fund

February 28, 2011 (Unaudited)

Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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Board Consideration and Approval of Advisory Agreements

In September 2010, the Board of Trustees (the “Board”) unanimously approved new Investment Management Services Agreements (the “Advisory Agreements”) on behalf of various Columbia funds that would increase or decrease the contractual investment advisory fee rates payable by each affected Columbia fund (each, an “Affected Fund”) to Columbia Management for investment advisory services. For Columbia Greater China Fund, the Advisory Agreement will decrease contractual investment advisory fee rates. As detailed below, the Board held numerous meetings and discussions with the management team of Columbia Management and reviewed and considered materials in connection with the approval of the investment advisory fee before determining to approve the Advisory Agreements.

On April 30, 2010, Ameriprise Financial, Inc. acquired the long-term asset management business of Columbia Management Group, LLC, a subsidiary of Bank of America and the parent of the Affected Funds’ former investment adviser. In connection with that acquisition, the Affected Funds entered into investment management services agreements with Columbia Management, a subsidiary of Ameriprise Financial, Inc.

Beginning in April 2010, Columbia Management presented to the Advisory Fees and Expenses Committee (the “Committee”) of the Board a proposal to rationalize the fees and expenses, including the advisory fees, of the various registered investment companies in the combined complex of Columbia-, RiverSource-, Seligman- and Threadneedle-branded funds (the “Columbia Funds Complex”). Because these funds were organized at different times by many different sponsors, their fees and expenses did not reflect a common overall design, and Columbia Management proposed to implement a more consistent schedule of fees for similar funds based on a uniform pricing model across all of the funds. In this regard, Columbia Management presented the Committee with various data comparing current and proposed fee schedules to the fee schedules of peer funds, as selected by an independent third-party data provider. While Columbia Management projected that the proposed rationalization would reduce the overall fees and expenses of all of the funds in the aggregate, it was expected that certain fees and expenses, including advisory fees, would increase for certain funds. At the same time, Columbia Management presented the Committee with proposals to provide for consistent administrative services fee schedules across funds in the same asset class, reduced custody fee rates and a consistent transfer agency fee schedule across the funds, as well as initial proposals to merge various funds. In connection with these proposals, the Committee and the trustees considered a proposal by Columbia Management to contractually limit the total operating expenses (exclusive of brokerage commissions, interest (but including custodial charges relating to overdrafts), taxes and extraordinary expenses, after giving effect to any balance credits from each fund’s custodian) of class A shares of funds, the expenses of which exceed the median expenses of such fund’s class A shares peer group (as determined from time to time, generally annually, by an independent third-party data provider), to such median expenses (or a lower, agreed-upon rate), and to limit the total expenses of such funds’ other classes to a corresponding amount, adjusted to reflect any class-specific expenses (including transfer agency fees and payments under any distribution plan, shareholder servicing plan, and/or plan administration agreement).

The Committee and the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Trust (the “Independent Trustees”) requested and evaluated materials from, and were provided materials and information regarding the Advisory Agreements by, Columbia Management. The Committee, at meetings held on April 20, 2010, May 3, 2010, June 7, 2010, July 27, 2010 and August 10, 2010, and the Independent Trustees, at meetings held on April 20, 2010, May 4, 2010, June 7, 2010 and August 11, 2010, reviewed the materials provided in connection with their consideration of the Advisory Agreements and other matters relating to the proposals and discussed them with representatives of Columbia Management. The Committee and the Independent Trustees also reviewed and considered information that they had previously received in connection with their most recent consideration and approval of the current investment management services agreements with Columbia Management. They also consulted with Fund counsel and with the Independent Trustees’ independent legal counsel, who advised on the legal standards for consideration by the trustees and otherwise assisted the trustees in their deliberations. The trustees also met with, and reviewed and considered a report prepared and provided by, the independent fee consultant (the “Fee Consultant”) appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia Management Advisors, LLC, the Affected Funds’ previous adviser, with the New York Attorney General (“NYAG”) to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the “NYAG Settlement”). Under the NYAG Settlement, the Fee Consultant’s role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms’ length and reasonable. On August 10, 2010, the Committee recommended that the trustees approve the Advisory Agreements. On September 14, 2010, the trustees, including a majority of the Independent Trustees, approved the

22

Advisory Agreement for each Affected Fund, subject to shareholder approval.

The trustees considered all materials that they, their legal counsel or Columbia Management believed reasonably necessary to evaluate and to determine whether to approve the Advisory Agreements. The factors considered by the Committee and the trustees in recommending approval and approving the Advisory Agreement for each Affected Fund included the following:

■	The expected benefits of continuing to retain Columbia Management as the Affected Funds’ investment manager;

■	The terms and conditions of the Advisory Agreements, including the increase or decrease, as applicable, in the advisory fee schedule for each Affected Fund;

■

The impact of the proposed changes in investment advisory fee rates, as well as proposed changes in administrative services, transfer agency and custody fee rates, on each Affected Fund’s total expense ratio;

■

The willingness of Columbia Management to agree to contractually limit or cap total operating expenses for Columbia Greater China Fund so that total operating expenses (exclusive of brokerage commissions, interest (but including custodial charges relating to overdrafts), taxes and extraordinary expenses, after giving effect to any balance credits from each fund’s custodian) of class A shares would not exceed the median expenses of such fund’s class A shares peer group (as determined from time to time, generally annually, by an independent third-party data provider);

■	That Columbia Management, and not any Affected Fund, would bear the costs of obtaining any necessary shareholder approvals of the Advisory Agreements;

■	The expected impact on expenses for certain Affected Funds of proposed mergers; and

■	The expected benefits of further integrating the Combined Fund Complex by:

■

Standardizing total management fees across similar funds in the Combined Fund Complex to promote comparability of pricing among a menu of funds available to investors, including through exchange privileges; and

■

Aligning investment advisory fee rates across funds in the Combined Fund Complex that are in the same investment category (e.g., the amendment would align the investment advisory fee rates of Columbia Large Cap Growth Fund with those of all other actively managed large-cap funds in the Combined Fund Complex).

Nature, Extent and Quality of Services Provided under the Advisory Agreements

The trustees considered the nature, extent and quality of services provided to the Affected Funds by Columbia Management and its affiliates under the Advisory Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Affected Funds by Columbia Management and its affiliates. The trustees considered, among other things, the ability of Columbia Management to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including Columbia Management’s personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the trade execution services provided on behalf of the Affected Funds and the quality of Columbia Management’s investment research capabilities and the other resources that it devotes to each Affected Fund. For each Affected Fund, the trustees also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the nature, extent and quality of the services to be provided to each Affected Fund under the Advisory Agreements supported the approval of the Advisory Agreements.

Investment Performance

The trustees reviewed information about the performance of each Affected Fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each Affected Fund to the performance of peer groups of mutual funds and performance benchmarks. The trustees also reviewed a description of the third party’s methodology for identifying each Fund’s peer group for purposes of performance and expense comparisons. In the case of each Affected Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant approval of the Affected Fund’s Advisory Agreement. Those factors varied from fund to fund, but

23

included one or more of the following: (i) that the Affected Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Affected Fund’s investment strategy and policies and that the Affected Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Affected Fund’s investment strategy; (iii) that the Affected Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that Columbia Management had taken or was taking steps designed to help improve the Affected Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The trustees noted that, through February 28, 2010, Columbia Greater China Fund’s performance was in the third quintile (where the best performance would be in the first quintile) for the one-year period and in the second quintile for the three-, five- and ten-year periods of the peer group selected by an independent third-party data provider for the purposes of performance comparisons.

After reviewing those and related factors, the trustees concluded, within the context of their overall conclusions regarding each of the Advisory Agreements, that the performance of each Affected Fund and Columbia Management was sufficient, in light of other considerations, to warrant the approval of the Advisory Agreement pertaining to that Affected Fund.

Investment Advisory Fee Rates and Other Expenses

The trustees considered that the Advisory Agreement for Columbia Greater China Fund would decrease the contractual investment advisory fee rates payable by that Fund and would be otherwise identical to that Fund’s current investment management services agreement. The trustees reviewed and considered information that they had previously received in connection with the most recent approval of Columbia Greater China Fund’s current investment management services agreement with Columbia Management.

After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the advisory fee rates under the Advisory Agreements and anticipated total expenses of each Affected Fund supported the approval of the Advisory Agreements.

Costs of Services Provided and Profitability

The trustees considered information about the advisory fees charged by Columbia Management to comparable institutional accounts. In considering the fees charged to those accounts, the trustees took into account, among other things, Columbia Management’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia Management, and the additional resources required to manage mutual funds effectively. In evaluating each Affected Fund’s proposed advisory fees, the trustees also took into account the demands, complexity and quality of the investment management of the Affected Fund.

The trustees also considered the compensation directly or indirectly received by Columbia Management and its affiliates in connection with their relationships with the Affected Funds. The trustees reviewed information provided by management as to the projected profitability to Columbia Management and its affiliates of their relationships with each Affected Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant Affected Funds, the current and anticipated expense levels of each Affected Fund, and the implementation of breakpoints and/or expense limitations with respect to each Affected Fund.

After reviewing those and related factors, the trustees concluded, within the context of their overall conclusions, that the proposed changes to the advisory fees, and the related profitability to Columbia Management and its affiliates of their relationships with the Affected Fund, supported the approval of the Advisory Agreement pertaining to that Affected Fund.

Economies of Scale

The trustees considered the existence of any economies of scale in the provision by Columbia Management of services to each Affected Fund, to groups of related funds and to Columbia Management’s investment advisory clients as a whole, and whether those economies of scale were shared with the Affected Funds through breakpoints in the proposed investment advisory fees or other means, such as expense limitation arrangements and additional investments by Columbia Management in investment, trading and compliance resources. The trustees noted that all of the Affected Funds were expected to benefit from breakpoints and/or expense

24

limitation arrangements. In considering those issues, the trustees also took note of the costs of the services to be provided (both on an absolute and relative basis) and the projected profitability to Columbia Management and its affiliates of their relationships with the Affected Funds, as discussed above. The trustees also noted the expected expense synergies and other anticipated benefits to Columbia Management and fund shareholders of both the rationalization of fees and expenses and the proposed mergers of certain Affected Funds. After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Affected Funds supported the approval of the Advisory Agreements.

Other Benefits to Columbia Management

The trustees received and considered information regarding any expected “fall-out” or ancillary benefits to be received by Columbia Management and its affiliates as a result of their relationships with the Affected Funds, such as the provision by Columbia Management of administrative services to the Affected Funds and the provision by Columbia Management’s affiliates of distribution and transfer agency services to the Affected Funds, and how the proposed rationalization of fees and expenses might affect such benefits, including the fact that to the extent fees payable by the Affected Funds decrease, and the fees for such Funds were subject to a contractual limit or cap on expenses, Columbia Management may pay less in expense reimbursements. The trustees considered that the Affected Funds’ distributor, an affiliate of Columbia Management, retains a portion of the distribution fees from the Affected Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Affected Funds, and that other affiliates of Columbia Management receive various forms of compensation in connection with their sale of shares of the Affected Funds. The trustees also considered the benefits of research made available to Columbia Management by reason of brokerage commissions generated by the Affected Funds’ securities transactions, and reviewed information about Columbia Management’s practices with respect to allocating portfolio brokerage and the use of “soft” commission dollars to pay for research. The trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The trustees recognized that Columbia Management’s profitability would be somewhat lower without these benefits.

In their deliberations, the trustees did not identify any single item that was paramount or controlling and individual trustees may have attributed different weights to various factors. The trustees also evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Affected Fund.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel and the Fee Consultant, the trustees, including the Independent Trustees, approved each Advisory Agreement.

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Summary of Management Fee Evaluation by Independent Fee Consultant

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005

Assurance of Discontinuance among the Office of Attorney General of New York State,

Columbia Management Advisors, LLC, and

Columbia Management Distributors, Inc.

September 21, 2010

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMD”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and, together with some or all of such funds, the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Nations Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Nations Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As has been the case with my previous reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the “Bank”) pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia’s long-term asset management business, including management of the Nations Funds (the “Transaction”). The Transaction, which closed on April 30, 2010,3 resulted in the termination of the existing Investment Management Agreements with CMA. Prior to the closing of the Transaction, the Trustees and shareholders of the Funds approved new Advisory and Administrative Agreements with an Ameriprise subsidiary now called Columbia Management Investment Advisers, LLC (“CMIA”). Those Agreements did not change the rates paid by the Funds from the levels specified in the former agreements with CMA.

CMIA serves as the adviser of funds supervised by three different Boards of Trustees: the Atlantic, Nations, and RiverSource Boards, and a subsidiary of CMIA serves as adviser to funds overseen by a fourth Board, Columbia/Wanger. After reviewing the range of funds overseen by all four Boards, CMIA proposed a series of changes intended, among other things, to rationalize its mutual fund product offerings (by for example proposing to merge funds with similar investment strategies) and the fees charged to the funds by CMIA and its affiliates. These proposals included (1) changes to the advisory fees paid by certain funds, (2) changes to administrative and similar fees paid by certain funds, (3) changes to the transfer agency, subtransfer agency, custody, and pricing/bookkeeping fees paid by the funds, and (4) mergers involving more than 60 funds. CMIA asked the Trustees to consider these proposals together. This report, consistent with and (to the extent applicable) in fulfillment of the terms of the AOD, will focus on changes to advisory and aggregate management fees and discuss other proposals insofar as they affect total fund expenses, which may be a relevant factor in considering the appropriate level of advisory and management fees (defined for purposes of this report as advisory plus administrative fees).

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees … to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees … using … an annual independent written evaluation prepared by or

[1]	CMA and CMD are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. (“Ameriprise”), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Nations Funds.

[3]	Tab 1, CMIA, Supplemental Materials Prepared for the Nations Board, June 16, 2010 (“June Supplemental Materials”) at p. 1.

26

under the direction of … the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of the adviser’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.	Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of the adviser and its affiliates from supplying such services.

II. Finding

1.	Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fee changes for each affected Nations Fund (each a “Fee Change Fund”).

2.	In my view, the process by which the proposed management fees of each Fee Change Fund have been negotiated with CMIA thus far has been, to the extent practicable, at arm’s length and reasonable and consistent with the AOD.

3.	CMIA has proposed an increase either in contractual advisory or total management fees for 10 Funds (each a “Fee Increase Fund”). All 10 would have higher advisory fees and lower administrative fees. For three Funds, the increase in proposed contractual advisory fees outweighs the decrease in contractual administrative fees, leading to a proposed increase in contractual management fees. Proposed contractual management fees would decline for six Funds and remain unchanged for one.

4.	The projected actual management fee, computed on the basis of assets as of October 31, 2009, would increase for only one of the 10 Funds, Large Cap Enhanced Core, after application of CMIA’s proposed expense limitation program and consummation of proposed mergers. For eight Funds, actual management fees are projected to decline, reflecting the interaction of changes in contractual management fees, gross expenses, and expense limitations at October 31, 2009 asset levels. No change is projected in the actual management fee of the remaining Fee Increase Fund.

5.	CMIA’s fee rationalization and merger proposals would have little effect on the quintile rankings of the actual management fees of the Fee Increase Funds. The ranking would change for only one Fund, while remaining unchanged from the current level for the other nine Funds. On a post-rationalization, post-merger basis, half the actual management fees would be in the fourth or fifth quintiles.

6.	Half of the Fee Increase Funds have had median or betterthan-median investment performance. None of the Funds would be designated a Review Fund based solely on performance.

7.	CMIA proposed that the Funds (except sub-advised Funds) and most other mutual funds it or its affiliates advise or sponsor (together, the “CMIA Funds”) be subject to an expense limitation calculated by reference to the median of the relevant fund’s Lipper expense group. As a result, all of the Fee Increase Funds are projected to have median or better total expenses after full implementation of the proposed fee changes, expense limitations, and mergers. Some Funds would have higher-than-median actual management fees under this program notwithstanding the newly-established expense limitations. The expense limitation would be recalculated every year based on updated Lipper data. Based upon an analysis of median expenses of Fund peer groups for the 2008-2010 period, it is likely that some Funds would experience sizable changes in their expense limits from year-to-year.

8.	CMIA reviewed the differences between management of retail mutual funds and advising institutional accounts and supplied charts plotting contractual and actual institutional and fund fees against assets in various investment categories. The data showed that mutual fund fees are often lower at small asset levels reflecting CMIA’s reimbursement of fund expenses. At higher asset levels, mutual fund fees typically exceed institutional fees.

27

9.	CMIA provided fund-by-fund projected profitability data. Due to the significant changes in the operations of the Funds (including the change of the Funds’ investment adviser), historical profitability data was judged to have little relevance.

10.	CMIA provided data comparing the cumulative benefit to CMIA Fund shareholders of all aspects of its proposals (including proposed mergers) with a projection of synergies in the form of decreased expenses that would benefit CMIA and its parent, Ameriprise.

28

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Greater China Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Transfer Agent

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC

225 Franklin Street Boston, MA 02110

29

Columbia Greater China Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1380 A (04/11)

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semiannual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	April 21, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	April 21, 2011

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	April 21, 2011